                                                                 April 29, 2013

MetLife Financial Freedom Select(R) Variable Annuity Contracts Issued by Metropolitan Life Insurance Company
This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Interest Account (not offered or described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND                          AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH-INCOME
                                     CALVERT FUND
CALVERT VP SRI BALANCED
                                  MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION        MET/FRANKLIN LOW DURATION TOTAL RETURN
AMERICAN FUNDS(R) GROWTH ALLOCATION          METLIFE AGGRESSIVE STRATEGY
AMERICAN FUNDS(R) MODERATE ALLOCATION        METLIFE GROWTH STRATEGY
BLACKROCK LARGE CAP CORE                     MFS(R) RESEARCH INTERNATIONAL
CLARION GLOBAL REAL ESTATE                   MORGAN STANLEY MID CAP GROWTH
HARRIS OAKMARK INTERNATIONAL                 OPPENHEIMER GLOBAL EQUITY
INVESCO SMALL CAP GROWTH                     PIMCO INFLATION PROTECTED BOND
JANUS FORTY                                  PIMCO TOTAL RETURN
LOOMIS SAYLES GLOBAL MARKETS                 SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE                   SSGA GROWTH ETF
LORD ABBETT MID CAP VALUE                    T. ROWE PRICE MID CAP GROWTH
                                             THIRD AVENUE SMALL CAP VALUE
                                  METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX                METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK BOND INCOME                        METLIFE STOCK INDEX
BLACKROCK CAPITAL APPRECIATION               MFS(R) TOTAL RETURN
BLACKROCK LARGE CAP VALUE                    MFS(R) VALUE
DAVIS VENTURE VALUE                          MSCI EAFE(R) INDEX
JENNISON GROWTH                              NEUBERGER BERMAN GENESIS
LOOMIS SAYLES SMALL CAP CORE                 RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                    T. ROWE PRICE SMALL CAP GROWTH
METLIFE CONSERVATIVE ALLOCATION              WESTERN ASSET MANAGEMENT STRATEGIC BOND
METLIFE CONSERVATIVE TO MODERATE ALLOCATION  OPPORTUNITIES
METLIFE MID CAP STOCK INDEX                  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
METLIFE MODERATE ALLOCATION

Certain Portfolios have been subject to a change. Please see Appendix
V -- "Additional Information Regarding the Portfolios".
HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 29, 2013. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 88 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
(800) 638-7732





 Deferred
 Annuities
 Available:

   .  TSA
   .  TSA ERISA
   .  Simplified Employee Pensions (SEPs)
   .  SIMPLE Individual Retirement Annuities
   . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) . 403(a) Arrangements

 Classes Available
 for each
 Deferred Annuity
   .  B
   .  C
   .  L


 A word about investment risk:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                               TABLE OF CONTENTS

        Important Terms You Should Know.............................  5
        Table of Expenses...........................................  8
        Accumulation Unit Values Tables............................. 15
        MetLife..................................................... 16
        Metropolitan Life Separate Account E........................ 16
        Variable Annuities.......................................... 16
            Replacement of Annuity Contracts........................ 17
            The Deferred Annuity.................................... 17
        Classes of the Deferred Annuity............................. 19
        Your Investment Choices..................................... 21
        Deferred Annuities.......................................... 26
            The Deferred Annuity and Your Retirement Plan........... 26
                403(b) Plan Terminations............................ 26
            Automated Investment Strategies......................... 27
            Purchase Payments....................................... 28
                Purchase Payments--Section 403(b) Plans............. 28
                Allocation of Purchase Payments..................... 28
                Limits on Purchase Payments......................... 28
            The Value of Your Investment............................ 29
            Transfer Privilege...................................... 29
                Restrictions on Transfers........................... 30
            Access to Your Money.................................... 32
                Systematic Withdrawal Program....................... 33
                Minimum Distribution................................ 34
            Charges................................................. 34
                Separate Account Charge............................. 34
                Investment-Related Charge........................... 35
            Annual Contract Fee..................................... 35
                Optional Guaranteed Minimum Income Benefit.......... 36
                Optional Lifetime Withdrawal Guarantee Benefit...... 36
            Premium and Other Taxes................................. 36
            Withdrawal Charges...................................... 36
                When No Withdrawal Charge Applies................... 38
            Free Look............................................... 39
            Death Benefit--Generally................................ 39
                Standard Death Benefit.............................. 40
            Optional Death Benefit.................................. 41
                Annual Step-Up Death Benefit........................ 41
            Living Benefits......................................... 43
            Withdrawal Benefit...................................... 50
            Pay-Out Options (or Income Options)..................... 59
                Income Payment Types................................ 60
                Allocation.......................................... 61

        Minimum Size of Your Income Payment......................................  61
        The Value of Your Income Payments........................................  61
        Reallocation Privilege...................................................  63
        Charges..................................................................  64
General Information..............................................................  65
    Administration...............................................................  65
        Purchase Payments........................................................  65
        Confirming Transactions..................................................  65
        Processing Transactions..................................................  66
           By Telephone or Internet..............................................  66
           After Your Death......................................................  66
           Abandoned Property Requirements.......................................  67
           Misstatement..........................................................  67
           Third Party Requests..................................................  67
           Valuation--Suspension of Payments.....................................  67
    Advertising Performance......................................................  68
    Changes to Your Deferred Annuity.............................................  69
    Voting Rights................................................................  70
    Who Sells the Deferred Annuities.............................................  70
    Financial Statements.........................................................  73
    Your Spouse's Rights.........................................................  73
    When We Can Cancel Your Deferred Annuity.....................................  73
Income Taxes.....................................................................  75
Legal Proceedings................................................................  87
Table of Contents for the Statement of Additional Information....................  88
Appendix I Premium Tax Table.....................................................  89
Appendix II What You Need To Know If You Are A Texas Optional Retirement Program
  Participant....................................................................  90
Appendix III Accumulation Unit Values for Each Investment Division...............  91
Appendix IV Portfolio Legal and Marketing Names.................................. 114
Appendix V Additional Information Regarding the Portfolios....................... 115

The Deferred Annuities are not intended to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.

WITHDRAWAL CHARGE

The Withdrawal Charge is the amount we deduct from the amount You have withdrawn from your Deferred Annuity, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus, depending on the context, "You" is the owner of the Deferred Annuity or the participant or Annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, "You" means the trustee or employer. Under 457(b), 403(a) and 403(b) plans where the participant or Annuitant is permitted to choose among investment choices, "You" means the participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

       The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges You will pay at the time You purchase the Deferred
   Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions. There are no fees for the Fixed Interest Account. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions--see Appendix I) and other taxes which may apply.

--------------------------------------------------------------------------------

  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.............................                 None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).......             Up to 9%
                                                             Maximum Guaranteed Charge: $25
Transfer Fee (2)...................................................... Current Charge: None

--------------------------------------------------------------------------------
     The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.

      Annual Contract Fee (3)......................................... $30

     Current Annual Separate Account Charge (as a percentage of your average Account Balance) for all Investment Divisions except the
     American Funds Growth-Income, American Funds Growth, American Funds
     Bond and American Funds Global Small Capitalization Divisions (4)
                                                   B CLASS C CLASS L CLASS
     Death Benefit                                 ------- ------- -------
       Standard Death Benefit.....................  1.15%   1.45%   1.30%
       Optional Annual Step-Up Death Benefit......  1.25%   1.55%   1.40%

   Current Annual Separate Account Charge (as a percentage of your average
     Account Balance) for the American Funds Growth- Income, American Funds
     Growth, American Funds Bond and American Funds Global Small
     Capitalization Divisions and maximum guaranteed Separate Account charge
     (as a percentage of your Account Balance) for all future Investment
     Divisions (4)
                                                    B CLASS C CLASS L CLASS
   Death Benefit                                    ------- ------- -------
     Standard Death Benefit........................  1.40%   1.70%    1.55%
     Optional Annual Step-Up Death Benefit.........  1.50%   1.80%    1.65%

   Optional Guaranteed Minimum Income Benefit (5)..................   0.70%

   Optional Lifetime Withdrawal Guarantee Benefit (6) - maximum
     charge........................................................     0.95%
   Optional Lifetime Withdrawal Benefit (6) - current charge.......     0.95%


  ----------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2 Portfolios, American Funds(R) Balanced Allocation Portfolio, American Funds(R) Growth Allocation Portfolio and American Funds(R) Moderate Allocation Portfolio of the Met Investors Fund which are Class C Portfolios, and the Calvert VP SRI Balanced Portfolio. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800-638-7732.

  Minimum and Maximum Total Annual Underlying Fund Operating Expenses

     Total Annual American Funds(R), Calvert Fund, Met     Minimum* Maximum
     Investors Fund, and Metropolitan Fund Operating
     Expenses as of December 31, 2012 (expenses that are
     deducted from Underlying Fund assets, including         0.53%    1.32%
     management fees, distribution and/or service (12b-1)
     fees, and other expenses)

  * Does not take into consideration any American Funds(R) Portfolio, for which an additional Separate Account charge applies.
 /1/A Withdrawal Charge may apply if You take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

     IF WITHDRAWN DURING CONTRACT YEAR              B CLASS C CLASS L CLASS
     ---------------------------------              ------- ------- -------
     1.............................................    9%    None      9%
     2.............................................    9%              8%
     3.............................................    9%              7%
     4.............................................    9%              6%
     5.............................................    8%              5%
     6.............................................    7%              4%
     7.............................................    6%              2%
     8.............................................    5%              0%
     9.............................................    4%              0%
     10............................................    3%              0%
     11............................................    2%              0%
     12............................................    1%              0%
     Thereafter....................................    0%              0%

    There are times when the Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year You may withdraw up to 10% of your Account Balance without a Withdrawal Charge. These withdrawals are made on a non-cumulative basis. For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the Withdrawal Charge for the B Class are as follows: during Contract Year 1:10%, Year 2:
    9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%,
    Year 9: 2%, Year 10: 1%, Year 11 and Thereafter: 0%.

    For Deferred Annuities issued in New York and certain other states, the Withdrawal Charges for the B Class are as follows: during Contract Year 1:
    9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%;
    Year 8: 3%; Year 9: 2%; Year 10: 1%; Year 11 and thereafter: 0%.

 /2/We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

 /3/This fee may be waived under certain circumstances. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is deducted or if your Account Balance is at least $25,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if You take a total withdrawal of your Account Balance. This fee will not be deducted if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.

 /4/You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for a Deferred Annuity purchased after April 30, 2009. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Investment Divisions, as shown in the table labeled "Current Separate Account Charge for the American Funds(R) Investment Divisions and maximum guaranteed Separate Account Charge for all future Investment Divisions".

    We are waiving 0.08% of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. We are waiving an amount equal to the Portfolio expenses that are in excess of 0.87% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Series Trust.

 /5/You may not have the Guaranteed Minimum Income Benefit and the Lifetime
    Withdrawal Benefit in effect at the same time.

    The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance (net of any loans). (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once You are in the pay-out phase of your Contract. Different charges for the Guaranteed Minimum Income Benefit were in effect prior to May 4, 2009.

 /6/The charge for the Lifetime Withdrawal Guarantee Benefit is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract or after your rider terminates. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to then current charge, but no more than a maximum of 0.95%. Different charges for the optional Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. (See Lifetime Withdrawal Guarantee Benefit for more information.)

  AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2 PORTFOLIO FEES
  AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
American Funds Bond Fund......    0.37%       0.25%      0.02%     --       0.64%        --         0.64%
American Funds Global Small
  Capitalization Fund.........    0.71%       0.25%      0.04%     --       1.00%        --         1.00%
American Funds Growth Fund....    0.33%       0.25%      0.02%     --       0.60%        --         0.60%
American Funds Growth-Income
  Fund........................    0.27%       0.25%      0.02%     --       0.54%        --         0.54%
                                                                                    -----------------------

  CALVERT VARIABLE SERIES, INC.
  PORTFOLIO FEES AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
Calvert VP SRI Balanced
  Portfolio...................    0.70%        --        0.20%     --       0.90%        --         0.90%
                                                                                    -----------------------

  MET INVESTORS SERIES TRUST
  PORTFOLIO FEES AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
American Funds(R) Balanced
  Allocation Portfolio--Class
  C...........................    0.06%       0.55%      0.01%    0.38%     1.00%         --        1.00%
American Funds(R) Growth
  Allocation Portfolio--Class
  C...........................    0.07%       0.55%      0.01%    0.38%     1.01%         --        1.01%
American Funds(R) Moderate
  Allocation Portfolio--Class
  C...........................    0.06%       0.55%      0.01%    0.37%     0.99%         --        0.99%
BlackRock Large Cap Core
  Portfolio--Class B..........    0.59%       0.25%      0.05%      --      0.89%       0.01%       0.88%
Clarion Global Real Estate
  Portfolio--Class B..........    0.60%       0.25%      0.06%      --      0.91%         --        0.91%
Harris Oakmark International
  Portfolio--Class B..........    0.77%       0.25%      0.06%      --      1.08%       0.02%       1.06%
Invesco Small Cap Growth
  Portfolio--Class B..........    0.85%       0.25%      0.02%      --      1.12%       0.01%       1.11%
Janus Forty Portfolio--Class B    0.63%       0.25%      0.03%      --      0.91%       0.01%       0.90%
Loomis Sayles Global Markets
  Portfolio--Class B..........    0.70%       0.25%      0.09%      --      1.04%         --        1.04%
Lord Abbett Bond Debenture
  Portfolio--Class B..........    0.51%       0.25%      0.03%      --      0.79%         --        0.79%
Lord Abbett Mid Cap Value
  Portfolio--Class B..........    0.65%       0.25%      0.04%    0.06%     1.00%       0.00%       1.00%
Met/Franklin Low Duration
  Total Return
  Portfolio--Class B..........    0.50%       0.25%      0.07%      --      0.82%       0.02%       0.80%
MetLife Aggressive Strategy
  Portfolio--Class B..........    0.09%       0.25%      0.01%    0.72%     1.07%         --        1.07%
MetLife Growth Strategy
  Portfolio--Class B..........    0.06%       0.25%        --     0.69%     1.00%         --        1.00%
MFS(R) Research International
  Portfolio--Class B..........    0.68%       0.25%      0.07%      --      1.00%       0.05%       0.95%
Morgan Stanley Mid Cap Growth
  Portfolio--Class B..........    0.65%       0.25%      0.07%      --      0.97%       0.01%       0.96%
Oppenheimer Global Equity
  Portfolio--Class B..........    0.67%       0.25%      0.09%      --      1.01%       0.02%       0.99%
PIMCO Inflation Protected
  Bond Portfolio--Class B.....    0.47%       0.25%      0.11%      --      0.83%         --        0.83%
PIMCO Total Return
  Portfolio--Class B..........    0.48%       0.25%      0.03%      --      0.76%         --        0.76%
SSgA Growth and Income ETF
  Portfolio--Class B..........    0.31%       0.25%      0.01%    0.24%     0.81%         --        0.81%
SSgA Growth ETF
  Portfolio--Class B..........    0.32%       0.25%      0.03%    0.25%     0.85%         --        0.85%
T. Rowe Price Mid Cap Growth
  Portfolio--Class B..........    0.75%       0.25%      0.03%      --      1.03%         --        1.03%
Third Avenue Small Cap Value
  Portfolio--Class B..........    0.74%       0.25%      0.03%      --      1.02%       0.01%       1.01%
                                                                                    -----------------------

  METROPOLITAN SERIES FUND--CLASS B
  PORTFOLIO FEES AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
Barclays Aggregate Bond Index
  Portfolio...................    0.25%       0.25%      0.04%      --      0.54%       0.01%       0.53%
BlackRock Bond Income
  Portfolio...................    0.32%       0.25%      0.04%      --      0.61%       0.00%       0.61%
BlackRock Capital
  Appreciation Portfolio......    0.70%       0.25%      0.03%      --      0.98%       0.01%       0.97%
BlackRock Large Cap Value
  Portfolio...................    0.63%       0.25%      0.03%      --      0.91%       0.03%       0.88%
Davis Venture Value Portfolio.    0.70%       0.25%      0.03%      --      0.98%       0.05%       0.93%
Jennison Growth Portfolio.....    0.61%       0.25%      0.03%      --      0.89%       0.07%       0.82%
Loomis Sayles Small Cap Core
  Portfolio...................    0.90%       0.25%      0.07%    0.10%     1.32%       0.08%       1.24%
Loomis Sayles Small Cap
  Growth Portfolio............    0.90%       0.25%      0.06%      --      1.21%       0.09%       1.12%
Met/Artisan Mid Cap Value
  Portfolio...................    0.81%       0.25%      0.04%      --      1.10%         --        1.10%
MetLife Conservative
  Allocation Portfolio........    0.09%       0.25%      0.02%    0.54%     0.90%       0.01%       0.89%
MetLife Conservative to
  Moderate Allocation
  Portfolio...................    0.07%       0.25%      0.01%    0.58%     0.91%       0.00%       0.91%
MetLife Mid Cap Stock Index
  Portfolio...................    0.25%       0.25%      0.07%    0.02%     0.59%       0.00%       0.59%
MetLife Moderate Allocation
  Portfolio...................    0.06%       0.25%        --     0.63%     0.94%       0.00%       0.94%
MetLife Moderate to
  Aggressive Allocation
  Portfolio...................    0.06%       0.25%      0.01%    0.67%     0.99%       0.00%       0.99%
MetLife Stock Index Portfolio.    0.25%       0.25%      0.03%      --      0.53%       0.01%       0.52%
MFS(R) Total Return Portfolio.    0.55%       0.25%      0.05%      --      0.85%         --        0.85%
MFS(R) Value Portfolio........    0.70%       0.25%      0.03%      --      0.98%       0.13%       0.85%
MSCI EAFE(R) Index Portfolio..    0.30%       0.25%      0.11%    0.01%     0.67%       0.00%       0.67%
Neuberger Berman Genesis
  Portfolio...................    0.82%       0.25%      0.04%      --      1.11%       0.01%       1.10%
Russell 2000(R) Index
  Portfolio...................    0.25%       0.25%      0.08%    0.09%     0.67%       0.00%       0.67%
T. Rowe Price Large Cap
  Growth Portfolio............    0.60%       0.25%      0.04%      --      0.89%       0.01%       0.88%
T. Rowe Price Small Cap
  Growth Portfolio............    0.49%       0.25%      0.06%      --      0.80%         --        0.80%
Western Asset Management
  Strategic Bond
  Opportunities Portfolio.....    0.60%       0.25%      0.05%      --      0.90%       0.04%       0.86%
Western Asset Management U.S.
  Government Portfolio........    0.47%       0.25%      0.03%      --      0.75%       0.02%       0.73%
                                                                                    -----------------------

    The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

    Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

  EXAMPLES
  These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, Annual Contract fees, if any, Separate Account charges, and underlying Portfolio fees and expenses.

  Examples 1 through 3 assume You purchased the Contract with optional benefits that resulted in the highest possible combination of charges. Examples 4 through 6 assume You purchased the Contract with no optional benefits that resulted in the least expensive combination of charges. Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You surrender your Contract, with applicable Withdrawal Charges deducted.

                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum......................................... $1,286 $1,992 $2,731 $4,509
  Minimum......................................... $1,207 $1,757 $2,343 $3,754

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

                                                     1     3      5     10
                                                    YEAR YEARS  YEARS  YEARS
   --------------------------------------------------------------------------
   Maximum......................................... $386 $1,182 $2,011 $4,239
   Minimum......................................... $307   $947 $1,623 $3,484

  Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the C Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract, You elect to annuitize (select a pay-out option with an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the C Class).

                                                     1     3      5     10
                                                    YEAR YEARS  YEARS  YEARS
   --------------------------------------------------------------------------
   Maximum......................................... $416 $1,270 $2,155 $4,510
   Minimum......................................... $337 $1,037 $1,772 $3,778

  Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum......................................... $1,301 $1,856 $2,533 $4,375
  Minimum......................................... $1,222 $1,622 $2,148 $3,632

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

                                                     1     3      5     10
                                                    YEAR YEARS  YEARS  YEARS
   --------------------------------------------------------------------------
   Maximum......................................... $401 $1,226 $2,083 $4,375
   Minimum......................................... $322   $992 $1,698 $3,632

  Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the B Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You surrender your Contract, with applicable charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,176 $1,655 $2,158 $3,297
 Minimum........................................... $1,098 $1,418 $1,760 $2,494

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

                                                     1     3     5     10
                                                    YEAR YEARS YEARS  YEARS
   -------------------------------------------------------------------------
   Maximum......................................... $276 $845  $1,438 $3,027
   Minimum......................................... $198 $608  $1,040 $2,224

  Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the C Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You fully surrender your Contract, You elect to annuitize (select a pay-out option with an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the C Class).

                                                     1     3     5     10
                                                    YEAR YEARS YEARS  YEARS
   -------------------------------------------------------------------------
   Maximum......................................... $306 $935  $1,586 $3,317
   Minimum......................................... $227 $699  $1,192 $2,536

  Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the L Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You surrender your Contract, with applicable charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,191 $1,520 $1,962 $3,173
 Minimum........................................... $1,112 $1,283 $1,566 $2,381

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

                                                     1     3     5     10
                                                    YEAR YEARS YEARS  YEARS
   -------------------------------------------------------------------------
   Maximum......................................... $291 $890  $1,512 $3,173
   Minimum......................................... $212 $653  $1,116 $2,381

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

       See Appendix III.

METLIFE

      Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

VARIABLE ANNUITIES

    This Prospectus describes a type of Variable Annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the Investment
Divisions You choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is not available to all contract owners. The Fixed Interest Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract was issued but will not be less than 1%. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or Variable Annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our Variable Annuity contracts to this Deferred Annuity, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any withdrawal charge. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the Withdrawal Charge described in the current Prospectus for the new Deferred Annuity. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered by this Prospectus. Then, You should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax-purposes; however, You should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payments from your existing insurance company, the issuance of the Deferred Annuity may be delayed. Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Deferred Annuity, ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.

THE DEFERRED ANNUITY

     You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA plans (ERISA and non-ERISA), IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements with a Deferred Annuity.

Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or elect income payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in several variations, which we call "classes." Your employer, association or other group contract holder may limit the availability of certain classes. If available, only the C Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Deferred Annuity also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase the optional death benefit You receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Deferred Annuity to purchase, You should consider the amount of Separate Account and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the B Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   a Guaranteed Minimum Income Benefit ("GMIB"); and

..   a Lifetime Withdrawal Guarantee Benefit ("LWG").

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, the facility by which purchase payments will be paid, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contract owners will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

CLASSES OF THE DEFERRED ANNUITY

B CLASS

The B Class has a 1.15% annual Separate Account charge (1.40% in the case of each American Funds(R) Investment Division) and a declining twelve year (ten years for a Deferred Annuity issued in Connecticut and certain other states) Withdrawal Charge on the amount withdrawn. If You choose the optional death benefit, the Separate Account charge would be 1.25% or, in the case of each American Funds(R) Investment Division, 1.50%.

C CLASS

The C Class has a 1.45% annual Separate Account charge (1.70% in the case of each American Funds(R) Investment Division) and no Withdrawal Charge. If You choose the optional death benefit, the Separate Account charge would be 1.55% or, in the case of each American Funds(R) Investment Division, 1.80%. As of April 30, 2012, the C Class is no longer available. For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established prior to April 30, 2012, participants who submit an application on or after April 30, 2012 are able to choose the C Class if permitted under the Contract. In order to have received Class C pursuant to a purchase of a Contract subject to Regulation No. 60 (11 NYCRR 51) (a "Reg 60 Transaction") in New York, paperwork to initiate the Reg 60 Transaction must have been received by your Administrative Office, in Good Order, by the close of the Exchange on May 18, 2012. In addition, the application for the Contract and additional required paperwork must have been received by your Administrative Office, in Good Order, before the close of the Exchange on June 15, 2012.

L CLASS

The L Class has a 1.30% annual Separate Account charge (1.55% in the case of each American Funds(R) Investment Division) and a declining seven year Withdrawal Charge on the amount withdrawn. If You choose the optional death benefit, the Separate Account charge would be 1.40% or, in the case of each American Funds(R) Investment Division, 1.65%.

ELIGIBLE ROLLOVER DISTRIBUTION AND DIRECT TRANSFER CREDIT FOR B AND L CLASSES

During the first two Contract Years, for the B and L Classes, we currently credit 3% (2% in New York State) to each of your purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and mutual funds that are products of MetLife or its affiliates. For Deferred Annuities issued in New York State, the credit applies to purchase payments made from salary reductions and from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates.) The credit may not be available in all states. Your employer, association or other group contract holder may limit the availability of the rollover distribution and direct transfer credit. The credit will be applied pro-rata to the Fixed Interest Account, if available, and the Investment Divisions of the Separate Account based upon your allocation for your purchase payments at the time the transfer or rollover amount is credited. You may only receive the 3% credit if You are less than 66 years old at date of issue. The credit is provided, based upon certain savings we realize, instead of reducing expenses directly. You do not pay any additional charge to receive the credit.

For 457(b), 403(a) and TSA ERISA Deferred Annuities, the eligible rollover distribution and direct transfer credit amounts must be allocated to the Fixed Interest Account and remain in the Fixed Interest Account for a period of five years to receive the credit. If the amount is withdrawn prior to the fifth year, the entire credit will be forfeited. If a portion is withdrawn prior to the fifth year, a portion of the credit that is in the same proportion as the withdrawal is to the applicable eligible rollover distribution and direct transfer credit will be forfeited.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities have a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below, (based upon the Portfolios' legal names). (See Appendix IV Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Investment Divisions You choose. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732, or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment managers and any sub-investment manager.



                   PORTFOLIO                                   INVESTMENT OBJECTIVE
                   ---------                                   --------------------
AMERICAN FUNDS(R)
AMERICAN FUNDS BOND FUND                         SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                                                 CONSISTENT WITH THE PRESERVATION OF CAPITAL.
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION       SEEKS LONG-TERM GROWTH OF CAPITAL.
FUND
AMERICAN FUNDS GROWTH FUND                       SEEKS GROWTH OF CAPITAL.
AMERICAN FUNDS GROWTH-INCOME FUND                SEEKS LONG-TERM GROWTH OF CAPITAL AND
                                                 INCOME.
CALVERT FUND
CALVERT VP SRI BALANCED PORTFOLIO                SEEKS TO ACHIEVE A COMPETITIVE TOTAL RETURN
                                                 THROUGH AN ACTIVELY MANAGED PORTFOLIO OF
                                                 STOCKS, BONDS AND MONEY MARKET INSTRUMENTS
                                                 WHICH OFFER INCOME AND CAPITAL GROWTH
                                                 OPPORTUNITY AND WHICH SATISFY THE INVESTMENT
                                                 CRITERIA, INCLUDING FINANCIAL, SUSTAINABILITY AND
                                                 SOCIAL RESPONSIBILITY FACTORS.
MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO  SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
                                                 CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                                 GREATER EMPHASIS ON GROWTH OF CAPITAL.
AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO    SEEKS GROWTH OF CAPITAL.
AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO  SEEKS A HIGH TOTAL RETURN IN THE FORM OF
                                                 INCOME AND GROWTH OF CAPITAL, WITH A GREATER
                                                 EMPHASIS ON INCOME.
BLACKROCK LARGE CAP CORE PORTFOLIO               SEEKS LONG-TERM CAPITAL GROWTH.


CLARION GLOBAL REAL ESTATE PORTFOLIO             SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL
                                                 ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL
                                                 APPRECIATION AND CURRENT INCOME.

                                                           INVESTMENT MANAGER/
                                                           -------------------
                   PORTFOLIO                             SUB-INVESTMENT MANAGER
                   ---------                             ----------------------
AMERICAN FUNDS(R)
AMERICAN FUNDS BOND FUND                         CAPITAL RESEARCH AND MANAGEMENT COMPANY

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION       CAPITAL RESEARCH AND MANAGEMENT COMPANY
FUND
AMERICAN FUNDS GROWTH FUND                       CAPITAL RESEARCH AND MANAGEMENT COMPANY
AMERICAN FUNDS GROWTH-INCOME FUND                CAPITAL RESEARCH AND MANAGEMENT COMPANY

CALVERT FUND
CALVERT VP SRI BALANCED PORTFOLIO                CALVERT INVESTMENT MANAGEMENT, INC.
                                                 SUB-INVESTMENT MANAGER: NEW AMSTERDAM
                                                 PARTNERS LLC




MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO  METLIFE ADVISERS, LLC


AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO    METLIFE ADVISERS, LLC
AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO  METLIFE ADVISERS, LLC


BLACKROCK LARGE CAP CORE PORTFOLIO               METLIFE ADVISERS, LLC
                                                 SUB-INVESTMENT MANAGER: BLACKROCK
                                                 ADVISORS, LLC
CLARION GLOBAL REAL ESTATE PORTFOLIO             METLIFE ADVISERS, LLC
                                                 SUB-INVESTMENT MANAGER: CBRE CLARION
                                                 SECURITIES LLC



               PORTFOLIO                                INVESTMENT OBJECTIVE
               ---------                                --------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO    SEEKS LONG-TERM CAPITAL APPRECIATION.


INVESCO SMALL CAP GROWTH PORTFOLIO        SEEKS LONG-TERM GROWTH OF CAPITAL.


JANUS FORTY PORTFOLIO                     SEEKS CAPITAL APPRECIATION.


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO    SEEKS HIGH TOTAL INVESTMENT RETURN THROUGH A
                                          COMBINATION OF CAPITAL APPRECIATION AND
                                          INCOME.
LORD ABBETT BOND DEBENTURE PORTFOLIO      SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY
                                          FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL
                                          RETURN.
LORD ABBETT MID CAP VALUE PORTFOLIO       SEEKS CAPITAL APPRECIATION THROUGH
                                          INVESTMENTS, PRIMARILY IN EQUITY SECURITIES,
                                          WHICH ARE BELIEVED TO BE UNDERVALUED IN THE
                                          MARKETPLACE.
MET/FRANKLIN LOW DURATION TOTAL RETURN    SEEKS A HIGH LEVEL OF CURRENT INCOME, WHILE
PORTFOLIO                                 SEEKING PRESERVATION OF SHAREHOLDERS' CAPITAL.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO     SEEKS GROWTH OF CAPITAL.
METLIFE GROWTH STRATEGY PORTFOLIO         SEEKS TO PROVIDE GROWTH OF CAPITAL.
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO   SEEKS CAPITAL APPRECIATION.


MORGAN STANLEY MID CAP GROWTH PORTFOLIO   SEEKS CAPITAL APPRECIATION.


OPPENHEIMER GLOBAL EQUITY PORTFOLIO       SEEKS CAPITAL APPRECIATION.


PIMCO INFLATION PROTECTED BOND PORTFOLIO  SEEKS MAXIMUM REAL RETURN, CONSISTENT WITH
                                          PRESERVATION OF CAPITAL AND PRUDENT
                                          INVESTMENT MANAGEMENT.
PIMCO TOTAL RETURN PORTFOLIO              SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH
                                          THE PRESERVATION OF CAPITAL AND PRUDENT
                                          INVESTMENT MANAGEMENT.
SSGA GROWTH AND INCOME ETF PORTFOLIO      SEEKS GROWTH OF CAPITAL AND INCOME.


SSGA GROWTH ETF PORTFOLIO                 SEEKS GROWTH OF CAPITAL.


T. ROWE PRICE MID CAP GROWTH PORTFOLIO    SEEKS LONG-TERM GROWTH OF CAPITAL.


THIRD AVENUE SMALL CAP VALUE PORTFOLIO    SEEKS LONG-TERM CAPITAL APPRECIATION.


METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX PORTFOLIO   SEEKS TO TRACK THE PERFORMANCE OF THE
                                          BARCLAYS U.S. AGGREGATE BOND INDEX.

BLACKROCK BOND INCOME PORTFOLIO           SEEKS A COMPETITIVE TOTAL RETURN PRIMARILY
                                          FROM INVESTING IN FIXED-INCOME SECURITIES.

BLACKROCK CAPITAL APPRECIATION PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL.


BLACKROCK LARGE CAP VALUE PORTFOLIO       SEEKS LONG-TERM GROWTH OF CAPITAL.


DAVIS VENTURE VALUE PORTFOLIO             SEEKS GROWTH OF CAPITAL.


                                                     INVESTMENT MANAGER/
                                                     -------------------
               PORTFOLIO                            SUB-INVESTMENT MANAGER
               ---------                            ----------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES
                                          L.P.
INVESCO SMALL CAP GROWTH PORTFOLIO        METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                          INC.
JANUS FORTY PORTFOLIO                     METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                          MANAGEMENT LLC
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                          COMPANY, L.P.
LORD ABBETT BOND DEBENTURE PORTFOLIO      METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                                          LLC
LORD ABBETT MID CAP VALUE PORTFOLIO       METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                                          LLC

MET/FRANKLIN LOW DURATION TOTAL RETURN    METLIFE ADVISERS, LLC
PORTFOLIO                                 SUB-INVESTMENT MANAGER: FRANKLIN ADVISERS,
                                          INC.
METLIFE AGGRESSIVE STRATEGY PORTFOLIO     METLIFE ADVISERS, LLC
METLIFE GROWTH STRATEGY PORTFOLIO         METLIFE ADVISERS, LLC
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO   METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                          FINANCIAL SERVICES COMPANY
MORGAN STANLEY MID CAP GROWTH PORTFOLIO   METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: MORGAN STANLEY
                                          INVESTMENT MANAGEMENT INC.
OPPENHEIMER GLOBAL EQUITY PORTFOLIO       METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER:
                                          OPPENHEIMERFUNDS, INC.
PIMCO INFLATION PROTECTED BOND PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                          MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN PORTFOLIO              METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                          MANAGEMENT COMPANY LLC
SSGA GROWTH AND INCOME ETF PORTFOLIO      METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: SSGA FUNDS
                                          MANAGEMENT, INC.
SSGA GROWTH ETF PORTFOLIO                 METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: SSGA FUNDS
                                          MANAGEMENT, INC.
T. ROWE PRICE MID CAP GROWTH PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                          ASSOCIATES, INC.
THIRD AVENUE SMALL CAP VALUE PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: THIRD AVENUE
                                          MANAGEMENT LLC
METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX PORTFOLIO   METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: METLIFE
                                          INVESTMENT MANAGEMENT, LLC
BLACKROCK BOND INCOME PORTFOLIO           METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                          ADVISORS, LLC
BLACKROCK CAPITAL APPRECIATION PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                          ADVISORS, LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO       METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                          ADVISORS, LLC
DAVIS VENTURE VALUE PORTFOLIO             METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: DAVIS SELECTED
                                          ADVISERS, L.P.



                 PORTFOLIO                                INVESTMENT OBJECTIVE
                 ---------                                --------------------
JENNISON GROWTH PORTFOLIO                    SEEKS LONG-TERM GROWTH OF CAPITAL.


LOOMIS SAYLES SMALL CAP CORE PORTFOLIO       SEEKS LONG-TERM CAPITAL GROWTH FROM
                                             INVESTMENTS IN COMMON STOCKS OR OTHER EQUITY
                                             SECURITIES.
LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO     SEEKS LONG-TERM CAPITAL GROWTH.


MET/ARTISAN MID CAP VALUE PORTFOLIO          SEEKS LONG-TERM CAPITAL GROWTH.


METLIFE CONSERVATIVE ALLOCATION PORTFOLIO    SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH
                                             GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.
METLIFE CONSERVATIVE TO MODERATE ALLOCATION  SEEKS HIGH TOTAL RETURN IN THE FORM OF INCOME
PORTFOLIO                                    AND GROWTH OF CAPITAL, WITH A GREATER
                                             EMPHASIS ON INCOME.
METLIFE MID CAP STOCK INDEX PORTFOLIO        SEEKS TO TRACK THE PERFORMANCE OF THE
                                             STANDARD & POOR'S MIDCAP 400(R) COMPOSITE
                                             STOCK PRICE INDEX.
METLIFE MODERATE ALLOCATION PORTFOLIO        SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
                                             CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                             GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE MODERATE TO AGGRESSIVE ALLOCATION    SEEKS GROWTH OF CAPITAL.
PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO                SEEKS TO TRACK THE PERFORMANCE OF THE
                                             STANDARD & POOR'S 500(R) COMPOSITE STOCK
                                             PRICE INDEX.
MFS(R) TOTAL RETURN PORTFOLIO                SEEKS A FAVORABLE TOTAL RETURN THROUGH
                                             INVESTMENT IN A DIVERSIFIED PORTFOLIO.

MFS(R) VALUE PORTFOLIO                       SEEKS CAPITAL APPRECIATION.


MSCI EAFE(R) INDEX PORTFOLIO                 SEEKS TO TRACK THE PERFORMANCE OF THE MSCI
                                             EAFE(R) INDEX.

NEUBERGER BERMAN GENESIS PORTFOLIO           SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY
                                             OF CAPITAL APPRECIATION.

RUSSELL 2000(R) INDEX PORTFOLIO              SEEKS TO TRACK THE PERFORMANCE OF THE
                                             RUSSELL 2000(R) INDEX.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO     SEEKS LONG-TERM GROWTH OF CAPITAL AND,
                                             SECONDARILY, DIVIDEND INCOME.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO     SEEKS LONG-TERM CAPITAL GROWTH.


WESTERN ASSET MANAGEMENT STRATEGIC BOND      SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
OPPORTUNITIES PORTFOLIO                      WITH PRESERVATION OF CAPITAL.

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT     SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
PORTFOLIO                                    WITH PRESERVATION OF CAPITAL AND MAINTENANCE
                                             OF LIQUIDITY.

                                                       INVESTMENT MANAGER/
                                                       -------------------
                 PORTFOLIO                            SUB-INVESTMENT MANAGER
                 ---------                            ----------------------
JENNISON GROWTH PORTFOLIO                    METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: JENNISON
                                             ASSOCIATES LLC
LOOMIS SAYLES SMALL CAP CORE PORTFOLIO       METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                             COMPANY, L.P.
LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO     METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                             COMPANY, L.P.
MET/ARTISAN MID CAP VALUE PORTFOLIO          METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: ARTISAN PARTNERS
                                             LIMITED PARTNERSHIP
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO    METLIFE ADVISERS, LLC

METLIFE CONSERVATIVE TO MODERATE ALLOCATION  METLIFE ADVISERS, LLC
PORTFOLIO

METLIFE MID CAP STOCK INDEX PORTFOLIO        METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
METLIFE MODERATE ALLOCATION PORTFOLIO        METLIFE ADVISERS, LLC


METLIFE MODERATE TO AGGRESSIVE ALLOCATION    METLIFE ADVISERS, LLC
PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO                METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
MFS(R) TOTAL RETURN PORTFOLIO                METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                             FINANCIAL SERVICES COMPANY
MFS(R) VALUE PORTFOLIO                       METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                             FINANCIAL SERVICES COMPANY
MSCI EAFE(R) INDEX PORTFOLIO                 METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
NEUBERGER BERMAN GENESIS PORTFOLIO           METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: NEUBERGER
                                             BERMAN MANAGEMENT LLC
RUSSELL 2000(R) INDEX PORTFOLIO              METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO     METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                             ASSOCIATES, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO     METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                             ASSOCIATES, INC.
WESTERN ASSET MANAGEMENT STRATEGIC BOND      METLIFE ADVISERS, LLC
OPPORTUNITIES PORTFOLIO                      SUB-INVESTMENT MANAGER: WESTERN ASSET
                                             MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT     METLIFE ADVISERS, LLC
PORTFOLIO                                    SUB-INVESTMENT MANAGER: WESTERN ASSET
                                             MANAGEMENT COMPANY

INVESTMENT CHOICES WHICH ARE FUND OF FUNDS

The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Growth Strategy Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

..   Your employer, association or other group contract holder limits the available Investment Divisions.

..   We have restricted the available Investment Divisions.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds(R) Portfolios are made available by the Calvert Fund and the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

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

Certain Payments We Receive with Regard to the Portfolios. An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate, MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the Adviser or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the Adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the Table of Expenses and "Who Sells the Deferred Annuities". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment return.

Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN YOUR ACCOUNT BALANCE OF YOUR DEFERRED ANNUITY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells The Deferred Annuities".)

                                                                             25

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DEFERRED ANNUITIES



   This Prospectus describes the following Deferred Annuities under which You can accumulate money:


  .   TSA (Tax Sheltered Annuities)

  .   TSA ERISA (Tax Sheltered Annuities subject to ERISA)

  .   SEPs (Simplified Employee Pensions)

  .   SIMPLE IRAs (Savings Incentive Match Plan for Employees
      Individual Retirement Annuities)

  .   457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)

  .   403(a) Arrangements

A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  These Deferred Annuities may be issued either to You as an individual or to a group. You are then a participant under the group's Deferred Annuity. If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to You.

403(B) PLAN TERMINATIONS
Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes".) Contract Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates, which may avoid a Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Withdrawal Charge and withholding. In addition, You would forfeit any accrued benefit under a GMIB or LWG rider or guaranteed death benefit.

If You receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator.

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
The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of a Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.

AUTOMATED INVESTMENT STRATEGIES

  There are four automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The Index Selector is not available with a Deferred Annuity with the optional LWG. These are available to You without any additional charges. As with any investment program, none of them can guarantee a gain--You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while You also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.

The Equity Generator(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Investment Division based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.


The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.


The Index Selector(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Investment Divisions and the Fixed Interest Account. Each quarter the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.


In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The Allocator/SM/: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose.

You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

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

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.

We will terminate all transactions under any automated investment strategy upon notification of your death.

PURCHASE PAYMENTS

  There is no minimum purchase payment. You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.

We will not issue the Deferred Annuity to You if You are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in this Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the B and L Classes (described in the section titled "Eligible Rollover Distribution and Direct Transfer Credit for B and L Classes") unless You are less than 66 years old at date of issue. We will not accept your purchase payments if You are age 90 or older.

PURCHASE PAYMENTS--SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements, which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account, if available, and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

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..   Our right to restrict purchase payments to the Fixed Interest Account if
    (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

..   Participation in the Systematic Withdrawal Program (as described later); and

..   Leaving your job.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division (as well as when we apply the Annual Contract Fee and the GMIB or LWG charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.


   Examples
   Calculating the Number of Accumulation Units

   Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                   ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

   You may make tax-free transfers among Investment Divisions or between the Investment Divisions and the Fixed Interest Account, if available. For us to process a transfer, You must tell us:

..   The percentage or dollar amount of the transfer;

..   The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

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..   The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

..   Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

If You receive the eligible rollover distribution and direct transfer credit and You have a 457(b), 403(a) or TSA ERISA Deferred Annuity, You must allocate this amount to the Fixed Interest Account and You must keep any such amounts in the Fixed Interest Account for five years or You will forfeit the credit.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

We may require You to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).

The following is a discussion of frequent transfers/reallocations policies and procedures. They apply to both the "pay-in" and "pay-out" phase of your Deferred Annuity.

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., American Funds Global Small Capitalization, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Third Avenue Small Cap Value, and Western Asset Management Strategic Bond Opportunities--the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category;
(2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

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

WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30 day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions, (described below) and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future transfer/reallocation requests to or from any Monitored Portfolio under that Contract to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolios and there are no arrangements in place to permit any contract owner to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered in a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

ACCESS TO YOUR MONEY


   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

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

SYSTEMATIC WITHDRAWAL PROGRAM


If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option. The Systematic Withdrawal Program is not available to the B and L Classes of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount You will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

See "LWG -- Annual Benefit Payment -- Systematic Withdrawal Program" for more information concerning utilizing the Systematic Withdrawal Program in conjunction with the LWG.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.

CHARGES

  There are two types of charges You pay while You have money in an Investment
  Division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.

SEPARATE ACCOUNT CHARGE


Each class of the Deferred Annuity has a different annual Separate Account charge that is expressed as a percentage of average account value. A portion of the annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 1.15% for the B Class, 1.45% for the C Class and 1.30% for the L Class of the amounts in the Investment Divisions or, in the case of each American Funds(R) Investment Division, 1.40% for the B Class, 1.70% for the C Class and 1.55% for the L Class.

This charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract. The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.

                           SEPARATE ACCOUNT CHARGES*

----------------------------------------------------------------

                                      B Class  C Class  L Class
----------------------------------------------------------------
StandardDeath Benefit                 1.15%    1.45%    1.30%
----------------------------------------------------------------
OptionalAnnual Step-Up Death Benefit  1.25%    1.55%    1.40%
----------------------------------------------------------------

* We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Investment Divisions.

   We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Investment Divisions.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. Class B shares available in the Metropolitan Fund and the Met Investors Fund have a 0.25% 12b-1 Plan fee. Class C shares available in the Met Investors Fund have a 0.55% 12b-1 Plan fee. Class 2 shares available in the American Funds(R) have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

  There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the Investment Divisions on the last business day prior to the Contract
Anniversary. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is to be deducted or if your Account Balance is at least $25,000 on the day the fee is to be deducted. This fee will also be waived if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

OPTIONAL GMIB

The optional GMIB is available for an additional charge of 0.70% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account). If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the guaranteed minimum income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

OPTIONAL LWG

The LWG is available for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted at the end of each Contract Year after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If the LWG is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero. Prior to May 4, 2009, the charge for the optional Lifetime Withdrawal Guarantee Benefit prior to any Automatic Step-Up is 0.50% of the Total Guaranteed Withdrawal Amount and the maximum charge upon an Automatic Annual Step-Up is 0.95%.

PREMIUM AND OTHER TAXES

  Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently depend on the Deferred Annuity You purchase and your home state or jurisdiction. The chart in Appendix I shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES


   A Withdrawal Charge may apply if You make a withdrawal from your Deferred Annuity. There are no Withdrawal Charges for the C Class Deferred Annuity or
in certain situations or upon the occurrence of certain events (see "When

No Withdrawal Charges Applies"). The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made. The Withdrawal Charge is assessed against the amount withdrawn.

For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The Withdrawal Charge on the amount withdrawn for each class is as follows:


           IF WITHDRAWN DURING CONTRACT YEAR  B CLASS C CLASS L CLASS
           ---------------------------------  ------- ------- -------
                      1......................    9%    None      9%
                      2......................    9%              8%
                      3......................    9%              7%
                      4......................    9%              6%
                      5......................    8%              5%
                      6......................    7%              4%
                      7......................    6%              2%
                      8......................    5%              0%
                      9......................    4%              0%
                      10.....................    3%              0%
                      11.....................    2%              0%
                      12.....................    1%              0%
                      Thereafter.............    0%              0%

(For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the Withdrawal Charge for the B Class is as follows: During Contract Year 1: 10%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, Year 9: 2%, Year 10: 1%,
Year 11 and thereafter: 0%.)

(For Deferred Annuities issued in New York and certain other states, the Withdrawal Charges for the B Class are as follows: during Contract Year 1: 9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%; Year 8:
3%; Year 9: 2%; Year 10: 1%; Year 11 and thereafter: 0%.)

The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.

DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Optional Death Benefit" and "Living Benefits". The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.

WHEN NO WITHDRAWAL CHARGE APPLIES


In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.


You do not pay a Withdrawal Charge:

..   If You have a C Class Deferred Annuity.

..   On transfers You make within your Deferred Annuity among the Investment
    Divisions and transfers to or from the Fixed Interest Account.

..   On the amount surrendered after twelve Contract Years (ten years in
    Connecticut and certain other states) for the B Class and seven years for the L Class.

..   If You choose payments over one or more lifetimes, except, in certain cases, under the GMIB.

..   If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

..   After the first Contract Year, if You withdraw up to 10% of your total
    Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

..   If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only Contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

..   The Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement
    Rider and Waiver of Withdrawal Charge for Terminal Illness Rider are only available if You are less than 80 years old on the Contract issue date. For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, except in Massachusetts and South Dakota (as of the close of the New York Stock Exchange on December 31, 2012 for the Nursing Home or Hospital Confinement Rider) and your Contract provides for these riders, to withdrawals to which a Withdrawal Charge would otherwise apply, if You as owner or participant under a Contract:

  . Have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

  . Are diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the participant continuously since the issue of the Contract.

..   If You have transferred money which is not subject to a withdrawal charge
    (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

..   For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if You retire from the employer You had at the time You purchased this annuity, after continuous participation in the Contract for 5 Contract Years.

..   For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if You leave your job with the employer You had at the time You purchased this annuity, after continuous participation in the Contract for 5 Contract Years.

..   If You make a direct transfer to other investment vehicles we have pre-approved.

..   If You retire or leave your job with the employer You had at the time You became a participant in the 403(a) arrangement or 457 or TSA ERISA plan that is funded by the Deferred Annuity. (Amounts withdrawn that received the eligible rollover distribution and direct transfer credit are, however, subject to forfeiture.)

..   If your plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

..   If approved in your state, and if You elect the LWG and take your Annual
    Benefit Payment through the Systematic Withdrawal Program and only withdraw your Annual Benefit Payment.

..   If permitted in your state, and after the first Contract Year, if You elect the LWG and only make withdrawals each Contract Year that do not exceed on a cumulative basis your Annual Benefit Payment.

..   Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

..   If permitted in your state, for TSA, TSA ERISA, 457(b) and 403(a) Deferred
    Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates and we agree.

FREE LOOK

   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in Good Order.

For the TSA Deferred Annuity, any 3% credit from direct transfer and eligible distribution purchase payments does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your Beneficiary(ies).

If You intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

The standard death benefit is described below. An additional optional death benefit is described in the "Optional Benefits" section. Check your Contract and riders for the specific provisions applicable to You. The optional death benefit may not be available in your state (check with your registered representative regarding availability).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds or under other settlement options that we may make available.

TOTAL CONTROL ACCOUNT

The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

STANDARD DEATH BENEFIT

If You die during the pay-in phase and You have not chosen the optional death benefit, the death benefit the Beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

                                    EXAMPLE

------------------------------------------------------------------------------------
                                          Date                       Amount
                              ------------------------------ -----------------------
A   Initial Purchase Payment            10/1/2013                   $100,000
------------------------------------------------------------------------------------
B   Account Balance                     10/1/2014                   $104,000
                              (First Contract Anniversary)
------------------------------------------------------------------------------------
C   Death Benefit                    As of 10/1/2014                $104,000
                                                             (= greater of A and B)
------------------------------------------------------------------------------------
D   Account Balance                     10/1/2015                   $90,000
                              (Second Contract Anniversary)
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Date             Amount
                                              ---------- -----------------------
E   Death Benefit                             10/1/2015         $100,000
                                                         (= greater of A and D)
--------------------------------------------------------------------------------
F   Withdrawal                                10/2/2015          $9,000
--------------------------------------------------------------------------------
G   Percentage Reduction in                   10/2/2015           10%
    Account Balance                                             (= F/D)
--------------------------------------------------------------------------------
H   Account Balance                           10/2/2015         $81,000
    after Withdrawal                                           (= D - F)
--------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal    As of           $90,000
                                              10/2/2015     [= A - (A X G)]
--------------------------------------------------------------------------------
J   Death Benefit                             10/2/2015         $90,000
                                                         (= greater of H and I)
--------------------------------------------------------------------------------

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.

There are no loans.

OPTIONAL DEATH BENEFIT

Please note that the decision to purchase the optional death benefit is made at the time of application and is irrevocable. The optional death benefit is available subject to state approval. Your employer, association or other group contract holder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefit purchased with this Contract. See your employer for more information about the availability and features of account reduction loans).

ANNUAL STEP-UP DEATH BENEFIT

   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans;

2. Total purchase payments reduced proportionately for withdrawals and any outstanding loans (including any applicable Withdrawal Charge); or

3. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge);

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:

--------------------------------------------------------------------------------------
                                            Date                       Amount
                                ------------------------------ -----------------------
A   Initial Purchase                      10/1/2013                   $100,000
    Payment
--------------------------------------------------------------------------------------
B   Account Balance                       10/1/2014                   $104,000
                                (First Contract Anniversary)
--------------------------------------------------------------------------------------
C   Death Benefit                      As of 10/1/2014                $104,000
    (Highest Anniversary                                       (= greater of A and B)
    Value)
--------------------------------------------------------------------------------------
D   Account Balance                       10/1/2015                   $90,000
                                (Second Contract Anniversary)
--------------------------------------------------------------------------------------
E   Death Benefit                         10/1/2015                   $104,000
    (Highest                                                   (= greater of C and D)
    Contract Year Anniversary)
--------------------------------------------------------------------------------------
F   Withdrawal                            10/2/2015                    $9,000
--------------------------------------------------------------------------------------
G   Percentage                            10/2/2015                     10%
    Reduction in
    Account Balance                                                   (= F/D)
--------------------------------------------------------------------------------------
H   Account Balance                       10/2/2015                   $81,000
    after Withdrawal                                                  (= D-F)
--------------------------------------------------------------------------------------
I   Highest Anniversary                As of 10/2/2015                $93,600
    Balance reduced
    for Withdrawal                                                 (= E-(E X G))
--------------------------------------------------------------------------------------
J   Death Benefit                         10/2/2015                   $93,600
                                                               (= greater of H and I)
--------------------------------------------------------------------------------------

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.

The purchaser is age 60 at issue.

There are no loans.

LIVING BENEFITS

GMIB--(MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

We offer the GMIB that, for an additional charge, offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). Our guaranteed income benefit, called GMIB, is designed to allow You to invest your Account Balance in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect to receive income payments ("annuitize"). The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Balance at the time You elect income payments. Prior to exercising this optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level and still maintain the optional benefit amount. This optional benefit must be elected at Contract issue.

This optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT BALANCE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.

The GMIB is available in all states except New York. In the states of Montana, Utah and West Virginia, GMIB is only available for elective TSA (non-ERISA) and SEP/SIMPLE Deferred Annuities. In Oregon, GMIB is only available for TSA ERISA, 403(a) and 457(b) Deferred Annuities.

Once elected, the optional benefit cannot be terminated except as discussed below.

GMIB AND QUALIFIED CONTRACTS

THE GMIB MAY HAVE LIMITED USEFULNESS IN CONNECTION WITH A QUALIFIED CONTRACT, SUCH AS TSA, TSA ERISA, IRA, 403(A) OR 457(B), IN CIRCUMSTANCES WHERE, DUE TO THE TEN YEAR WAITING PERIOD AFTER PURCHASE, THE OWNER IS UNABLE TO EXERCISE THE BENEFIT UNTIL AFTER THE REQUIRED BEGINNING DATE OF REQUIRED MINIMUM DISTRIBUTIONS UNDER THE CONTRACT. In such event, required minimum distributions received from the Contract during the ten year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. THIS MAY HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF ANNUITY PAYMENTS UNDER THE GMIB. YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO ELECTING A GMIB.

If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see "When We Can Cancel Your Contract"), your Contract lapses for any reason, or in those instances where your employer has the ability to do so your employer terminates the Contract, and there remains any income base, You forfeit your income base and any further rights to the GMIB.

FACTS ABOUT THE GUARANTEED INCOME BENEFIT

INCOME BASE AND GMIB INCOME PAYMENTS. We calculate an "income base" (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT BALANCE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and not more than 30 days after the Contract Anniversary following your 85th birthday, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments. (Your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

If your employer, association or other group contract holder has instituted account reduction loans for its plan or arrangement, You have taken a loan and You have also purchased the GMIB, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the Contract for purposes of determining the income base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the Contract for the purposes of determining the income base.

THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR AN OPTIONAL BENEFIT YOU DID NOT USE.

DESCRIPTION OF THE GMIB

In states where approved, the GMIB is available only up to but not including age 76 and You can only elect the GMIB at the time You purchase the Contract. THE GMIB MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY FOLLOWING YOUR 85TH BIRTHDAY.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

    (i) is purchase payments accumulated at the Annual Increase Rate of 6% (as defined below); and

    (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance.

ANNUAL INCREASE RATE.   As noted above we calculate an income base under the
GMIB that helps determine the minimum amount You receive as an income payment upon exercising the benefit. One of the factors used in calculating the income base is called the "annual increase rate." Through the Contract Anniversary immediately prior to the your 81st birthday, the Annual Increase Rate is 6%.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

During the 30 day period following the Contract Anniversary immediately prior to the your 81st birthday, the annual increase rate is 0%.

WITHDRAWAL ADJUSTMENTS.   Withdrawal adjustments in a Contract Year are
determined according to (a) or (b):

    (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or

    (b) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted. No change in owner of the Contract or participant is permitted.

In determining GMIB income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (I.E., bonus payments) are not included.

EXERCISING THE GMIB. The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If You decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

Lifetime Income Annuity for Two is available if the ages of the joint Annuitants are 10 years apart or less (or as permissible under our then current underwriting requirements, if more favorable).

EFFECT OF OUTSTANDING LOANS ON THE GWIB. YOU MAY NOT EXERCISE THIS BENEFIT IF YOU HAVE AN OUTSTANDING LOAN BALANCE. YOU MAY EXERCISE THIS BENEFIT IF YOU REPAY YOUR OUTSTANDING LOAN BALANCE. IF YOU DESIRE TO EXERCISE THIS BENEFIT AND HAVE AN OUTSTANDING LOAN BALANCE AND REPAY THE LOAN BY MAKING A PARTIAL WITHDRAWAL, YOUR INCOME BASE WILL BE REDUCED TO ADJUST FOR THE REPAYMENT OF THE LOAN, ACCORDING TO THE FORMULA DESCRIBED ABOVE.

TERMINATING THE GMIB.   This benefit will terminate upon the earliest of:

1. The 30th day following the Contract Anniversary following your 85th birthday;

2. The date You make a total withdrawal of your Account Balance (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

3. You elect to receive income payments under the Contract and You do not elect to receive income payments under the GMIB (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

4. On the day there are insufficient amounts to deduct the charge for the GMIB from Your Account Balance; or

5. If You die.

For more information on when we may or may not terminate your Contract, see "When We Can Cancel Your Deferred Annuity".

CHARGES. The GMIB is available in Deferred Annuities for an additional charge of 0.70% (except for the states of Texas and Virginia for TSA ERISA, 403(a) and 457(b) Deferred Annuities and except for the state of Pennsylvania for TSA, SEP and SIMPLE IRA Deferred Annuities, where the charge is 0.35%) of the income base, deducted at the end of each Contract Year on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

GRAPHIC. The purpose of the following graphic is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. THE GRAPHIC DOES NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR PENALTIES.

(1)THE 6% ANNUAL INCREASE AMOUNT OF THE INCOME BASE

   Determining a value upon which future income payments will be based
   -------------------------------------------------------------------
   Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Investment Divisions You selected. Your purchase payments accumulate at the annual increase rate of 6%, through the Contract Anniversary immediately preceding your 81st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges "the 6% Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your 6% Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 6% Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine Your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.


(2)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value at each Contract Anniversary begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                  [CHART]

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.


(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the income base (the 6% Annual Increase Amount of the Income Base and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the guaranteed minimum income base and the Account Balance will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary on or following the contract owner's 80th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. THEREFORE, IF YOUR ACCOUNT BALANCE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.


EXAMPLE:

(This calculation ignores the impact of Highest Anniversary Value which could further increase the guaranteed minimum income base.)

    Age 55 at issue
    Purchase Payment = $100,000.
    No additional purchase payments or partial withdrawals.
    Guaranteed minimum income base at age 65 = $100,000 X 1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

    Guaranteed minimum income floor = guaranteed minimum income base applied to the GMIB annuity table.

    GMIB annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

    $179,085 X $4.21 = $754 per month.
    $1,000

--------------------------------------------------------------------------------

                                                             Guaranteed
        Issue Age               Age at Pay-Out          Minimum Income Floor
--------------------------------------------------------------------------------
           55                         65                        $754
--------------------------------------------------------------------------------
                                      70                       $1,131
--------------------------------------------------------------------------------
                                      75                       $1,725
--------------------------------------------------------------------------------

    The above chart ignores the impact of premium and other taxes.

WITHDRAWAL BENEFIT

LWG

In states where approved, we offer the LWG for elective TSA (non-ERISA), SEP and SIMPLE IRA Deferred Annuities. If You elect the LWG, Roth TSA purchase payments may be permitted. THE LWG DOES NOT ESTABLISH OR GUARANTEE AN

ACCOUNT BALANCE OR MINIMUM RETURN FOR ANY INVESTMENT DIVISION. THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AND TOTAL GUARANTEED WITHDRAWAL AMOUNT ARE NOT AVAILABLE FOR WITHDRAWAL AS A LUMP SUM. WITHDRAWALS ARE SUBJECT TO APPLICABLE CONTRACT WITHDRAWAL CHARGES UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE YOUR ANNUAL BENEFIT PAYMENT UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. Ordinary income taxes apply to withdrawals under this benefit and an additional 10% penalty tax may apply if You are under age 59 1/2. Consult your own tax adviser to determine if an exception to the 10% penalty tax applies. You may not have this benefit and the GMIB in effect at the same time. You should carefully consider if the LWG is best for You. Here are some of the key features of the LWG.

..   Guaranteed Payments for Life. So long as You make your first withdrawal on or after the date You reach age 59 1/2, the LWG guarantees that we will make payments to You over your lifetime, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

..   Automatic Annual Step-Ups. The LWG provides automatic step-ups on each
    Contract Anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the Automatic Step-Ups will occur only prior to the owner's 86th birthday.

..   Withdrawal Rates. The LWG uses a 5% withdrawal rate to determine the Annual
    Benefit Payment.

..   Cancellation. The LWG provides the ability to cancel the rider every five
    Contract Years for the first fifteen Contract Years and annually thereafter within 30 days following the eligible Contract Anniversary.

..   Allocation Restrictions. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account, and certain Investment Divisions (as described below).

..   TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE LWG IS UNCERTAIN.
    IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT BALANCE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS
    COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.

..   Rider Charges. We will continue to assess the LWG rider charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero.

..   Qualified Plans, If your plan determines to terminate the Contract at a time when You have elected LWG, You forfeit any income base and any other rights to the LWG You have accrued under the LWG upon termination of the Contract.

In considering whether to purchase the LWG, You must consider your desire for protection and the cost of the benefit with the possibility that had You not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, You should consider the impact of inflation. Even relatively low levels of inflation may have significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the LWG, however, does not assure that You will receive strong, let alone any, return on your investments. The LWG must be elected at Contract issue; You must be age 80 or younger at time of purchase.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount may be referred to as the "income base" in marketing or other materials. The Total Guaranteed Withdrawal Amount is the minimum amount that You are guaranteed to receive over time while the LWG is in effect. We assess the LWG charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., credit or bonus payments). The Total Guaranteed Withdrawal Amount is increased by each additional purchase payments (up to a maximum benefit amount of $5,000,000). If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the

Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount). THIS REDUCTION MAY BE SIGNIFICANT.

Cumulative withdrawals in a given Contract Year will not decrease the Total Guaranteed Withdrawal Amount if such withdrawals do not exceed the Annual Benefit Payment in that Contract Year.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum amount of $5,000,000) by each additional purchase payment without taking into account any purchase payment credits (i.e., credit or bonus payments). The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described below. All withdrawals (including applicable Withdrawal Charges) reduce the Remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount). If the withdrawal exceeds the Annual Benefit Payment, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower) THIS REDUCTION MAY BE SIGNIFICANT. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG. (See "Additional Information" below.)

5% COMPOUNDING INCOME AMOUNT. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that You have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

  . reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;

  . reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up; and

  . reset the LWG charge to the then current charge, up to a maximum of 0.95% for the same optional benefit.

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG charge, and we elect to increase the benefit charge in connection with the Step-Up we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary).

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Once You notify us of your decision to decline the Automatic Annual Step-Up,
You will no longer be eligible for future Automatic Annual Step-Ups unless You notify us in writing at our Administrative Office that You wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $5,000,000 because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. The Annual Benefit Payment may be referred to as "annual income amount" in marketing and or other materials. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

IMPORTANT TO NOTE.

  . If You take your first withdrawal before the date You reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take withdrawals greater than the Annual Benefit Payment; however, You will not be guaranteed income for the rest of your life.

  .   If You take your first withdrawal on or after the date You reach age
      59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life. Therefore, You will be guaranteed income for life.

YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS IF YOU HAVE ELECTED THE LWG BENEFIT. IF YOU BEGIN WITHDRAWALS TOO SOON, YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REMAINING GUARANTEED WITHDRAWAL AMOUNT ARE NO LONGER INCREASED BY THE 5% ANNUAL COMPOUNDING INCREASE. ON THE OTHER HAND, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY), AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

You have the option of receiving withdrawals under the LWG or receiving payments under a pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization.

At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG. This may provide higher income amounts and/or different tax treatment than the payments received under the LWG.

                                                                             53

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EFFECT OF OUTSTANDING LOANS ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND
REMAINING GUARANTEED WITHDRAWAL AMOUNT. If there is an outstanding loan balance (including loans in default which we cannot offset or collect due to tax restrictions), any additional withdrawals will be treated as withdrawals in excess of the Annual Benefit Payment. In that event, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

In the event an outstanding loan balance is in default and we can withdraw the defaulted amount from your Account Balance, if the amount of the default does not exceed the Annual Benefit Payment, then the Total Guaranteed Withdrawal Amount will not be decreased. If the amount of the default exceeds the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

Also, an additional reduction will be made to the Remaining Guaranteed Withdrawal Amount. This additional reduction will be equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Remaining Guaranteed Withdrawal Amount, no reduction will be made.

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To ensure that You retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a Withdrawal Charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. IF A WITHDRAWAL FROM YOUR CONTRACT DOES RESULT IN ANNUAL WITHDRAWALS DURING A CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL BE RECALCULATED AND THE ANNUAL BENEFIT PAYMENT WILL BE REDUCED TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE. IN ADDITION, AS NOTED ABOVE, IF A WITHDRAWAL RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE REMAINING GUARANTEED WITHDRAWAL AMOUNT WILL ALSO BE REDUCED BY AN ADDITIONAL AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AFTER THE WITHDRAWAL AND THE ACCOUNT BALANCE AFTER THE WITHDRAWAL (IF SUCH ACCOUNT BALANCE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT). THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. A WITHDRAWAL THAT RESULTS IN CUMULATIVE WITHDRAWALS IN THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT THAT REDUCES THE ACCOUNT BALANCE TO ZERO WILL TERMINATE THE CONTRACT.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

SYSTEMATIC WITHDRAWAL PROGRAM. If available in your state, You may choose to take your Annual Benefit Payment under the Systematic Withdrawal Program, including the first Contract Year. If You do so, any Withdrawal Charges that would otherwise apply to such withdrawals will be waived. Your Systematic Withdrawal Program withdrawal amount will be adjusted on each Contract Anniversary for any changes in the Annual Benefit Payment as a result of Automatic Annual Step-Ups, additional purchase payments or transfers received during the Contract Year. Any withdrawals taken outside of

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
the Systematic Withdrawal Program will cause the Systematic Withdrawal Program to terminate. If the commencement of the Systematic Withdrawal Program does not coincide with a Contract Anniversary, the initial Systematic Withdrawal Program period will be adjusted to end on a Contract Anniversary.

REQUIRED MINIMUM DISTRIBUTIONS. You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the following Investment Divisions:

1. MetLife Conservative Allocation Investment Division

2. MetLife Conservative to Moderate Allocation Investment Division

3. MetLife Moderate Allocation Investment Division

4. MetLife Moderate to Aggressive Allocation Investment Division

CANCELLATION. You may elect to cancel the LWG every fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the LWG will terminate, we will no longer deduct the LWG charge, and the allocation restrictions described above will no longer apply. The Contract, however, will continue.

TERMINATION.  The LWG will terminate upon the earliest of:

1. The date of a full withdrawal of the Account Balance (A pro rata portion of the annual charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

2. The date the Account Balance is applied to a pay-out option (A pro-rata portion of the annual charge for this rider will be assessed);

3. The date there are insufficient funds to deduct the charge from your Account Balance and your Contract is thereby terminated (whatever Account Balance is available to pay the annual charge for the benefit will be applied; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met; however, You will have no other benefits under the Contract);

4. The date a defaulted loan balance, once offset, causes the Account Balance to reduce to zero;

5. The contract owner dies;

6. There is a change in contract owner, for any reason, unless we agree otherwise (A pro-rata portion of the annual charge for this rider will be assessed);

7. The Contract is terminated (A pro-rata portion of the annual charge for this rider will be assessed except for termination because of death of the owner, then no charge will be assessed based on the period from the most recent Contract Anniversary to the date of termination takes effect) or;

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8. The effective date of cancellation of this benefit.

ADDITIONAL INFORMATION. The LWG may affect the death benefit available under your Contract. If the owner should die while the LWG is in effect, an alternative death benefit amount will be calculated under the LWG that can be taken in a lump sum. The LWG death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals and any outstanding loan balance. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the basic death benefit, the additional death benefit amount calculated under the LWG as described above, or the Annual Step-Up Death Benefit, if that benefit had been purchased by the owner). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. Federal income tax law generally requires that such payments be substantially equal and begin over a period no longer than the Beneficiary's remaining life expectancy with payments beginning no later than the end of the calendar year immediately following the year of your death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirement). If You terminate the LWG because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the LWG charge; or (3) the contract owner dies, You may not make additional purchase payments under the Contract.

LWG CHARGE. The LWG is available in Deferred Annuities, for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. IF THE LWG IS IN EFFECT, THE CHARGE WILL CONTINUE EVEN IF YOUR REMAINING GUARANTEED WITHDRAWAL AMOUNT EQUALS ZERO.

EXAMPLES

The purpose of these examples is to illustrate the operation of the LWG. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. For purposes of the examples, it is assumed that no loans have been taken.

A. LWG

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

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Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.

                                    [CHART]

                    Annual Benefit     Cumulative           Account
                       Payment         Withdrawals          Balance
                    --------------     -----------        -----------
              1        $5,000           $ 5,000           $100,000.00
              2         5,000            10,000             90,250.00
              3         5,000            15,000             80,987.50
              4         5,000            20,000             72,188.13
              5         5,000            25,000             63,828.72
              6         5,000            30,000             55,887.28
              7         5,000            35,000             48,342.92
              8         5,000            40,000             41,175.77
              9         5,000            45,000             34,366.98
             10         5,000            50,000             27,898.63
             11         5,000            55,000             21,753.70
             12         5,000            60,000             15,916.02
             13         5,000            65,000             10,370.22
             14         5,000            70,000              5,101.71
             15         5,000            75,000                 96.62
             16         5,000            80,000                     0
             17         5,000            85,000                     0
             18         5,000            90,000            -13,466.53
             19         5,000            95,000                     0
             20         5,000           100,000                     0




   2. When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000
- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% X $65,000 = $3,250.

B. LWG-- 5% Compounding Amount

Assume that a Contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%).

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The Total Guaranteed Withdrawal Amount will increase by 5% of the Total
Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 X 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 X 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 X 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 X 5%).

If the first withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 X 5%).

                                    [CHART]

        Delay taking withdrawals and receive higher guaranteed payments

                            Year of First Withdrawal

  1      2      3      4      5      6      7      8      9      10     11
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5,000  5,250  5,513  5,788  6,078  6,381  6,700  7,036  7,387  7,757  8,144



C. LWG -- Automatic Annual Step-Ups and 5% Compounding Amount (No Withdrawals or loans)

Assume that a Contract had an initial purchase payment of $100,000. Assume that no withdrawals or loans are taken.

At the first Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

At the second Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has

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increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

Provided that no withdrawals or loans are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these Contract Years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 X 5%).

At the 10th Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 X 5%).

LWG--AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING AMOUNT (NO WITHDRAWALS OR
LOANS)

                                    [CHART]



PAY-OUT OPTIONS (OR INCOME OPTIONS)


   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable Contract fees and any outstanding loans), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, You may not be older than 95 years old to select a pay-out option (90 in New York State). You must convert at least $5,000 of your Account Balance to receive income payments. PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED THE GMIB OR LWG, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER AND ANY DEATH BENEFIT PROVIDED BY THE RIDER.

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When considering a pay-out option, You should think about whether You want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES



   Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

Many times, the contract owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income You need;

..   The amount You expect to receive from other sources;

..   The growth potential of other investments; and

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..   How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited.

Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the Investment Divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT


   Your initial income payment must be at least $100. If You live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the

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Investment Division to determine the number of annuity units held in that
Investment Division. The number of annuity units held remains the same for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class.

The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an Investment Division during the pay-out phase. Before we determine the number of annuity units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer an AIR of 3% or 4%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

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..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

   During the pay-out phase of the Deferred Annuity, You may make reallocations among Investment Divisions or from the Investment Divisions to the Fixed
Income Option. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into an Investment Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

..   The percentage of the income payment to be reallocated;

..   The Investment Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and

..   The Investment Divisions from which You want to reallocate your income payment.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the
    Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the

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   updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

We may require that You use our original forms to make reallocations.

Please see the "Transfer Privilege" section regarding restrictions on transfers policies and procedures.

CHARGES


   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, You pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

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GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Purchase payments may be sent, by check, cashier's check or certified check made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. See "Access to Your Money."

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under the Deferred Annuities, your employer or the group in which You are a participant or member must identify You on its reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

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PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:

..   Account Balance

..   Unit Values

..   Current rates for the Fixed Interest Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, minimum distribution program and Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the

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payment method. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contracts maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.

MISSTATEMENT

We may require proof of age of the owner, Beneficiary or Annuitant before making any payments under this Deferred Annuity that are measured by the owner's, Beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayment will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Investment Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

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ADVERTISING PERFORMANCE

     We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market Investment Division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges, the charge for the GMIB and the charge for the LWG. Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the Annual Step-Up Death Benefit) that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Deferred Annuities and the Investment Divisions as a result of different Separate Account charges and Withdrawal Charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the GMIB or LWG. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

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We may also present average annual total return calculations which reflect all
Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

       We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

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..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an Investment Division to another Investment
    Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

..   To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, You have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met
Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES


       MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers.) MLIDC does not retain any fees under the Deferred Annuities.

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MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900,
Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. The Deferred Annuity may also be sold through the mail or the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

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

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealer firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity: American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Bond Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. Accordingly, no Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.

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

We will not terminate the Contract where we keep records of your account if it includes an LWG rider. In addition, we will not terminate any Contract where we keep records of your account that includes a GMIB rider or a guaranteed death benefit if at the time the termination would otherwise occur the income/benefit base of the rider or the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision, under Contracts issued in New York.

However, if your plan determines to terminate the Contract at a time when You have an income/benefit base of the rider or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any income/benefit base of the rider or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.

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
INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and tax penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an Annuitant, payee or other Beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code"). Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

                                                                             75

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GENERAL

    Deferred annuities are a means of setting aside money for future needs, usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a) and IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as the availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by You or your Beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of annuity You purchase (e.g., IRA or TSA) and payment method or income payment type You elect. If You meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled "Separate Account Charges" for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                      Type of Contract
                                                             ----------------------------------
                                                             TSA and
                                                               TSA   SIMPLE
                                                              ERISA  IRA/1/ SEP 457(b)/3/ 403(a)
                                                             ------- ------ --- --------  ------

In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)       x/2/     x     x    x/2/     x/2/

After You die                                                    x     x     x       x        x

After You become totally disabled (as defined in the Code)       x     x     x       x        x

To pay deductible medical expenses                               x     x     x       x        x

After separation from service if You are over 55 at time of
separation/2/                                                    x                   x        x

After December 31, 1999 for IRS levies                           x     x     x       x        x

To pay medical insurance premiums if You are unemployed                x     x

For qualified higher education expenses                                x     x

For qualified first time home purchases up to $10,000                  x     x

Pursuant to qualified domestic relations orders                  x                   x        x

  /1/ For SIMPLE IRAs the 10% tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

  /2/  You must be separated from service at the time payments begin.

  /3/ Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

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SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)
AND INCOME OPTIONS

If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the GMIB and LWG) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax adviser prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

GUARANTEED WITHDRAWAL BENEFITS

If You have purchased the LWG, where otherwise made available, note the following:

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31st must be taken into account in addition to the Account Balance of the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a before-tax basis. This means that the purchase payments entitle You to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give You a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, You may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and You may not transfer it to someone else. For certain qualified employer plans, an important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).

Please consult the specific section for the type of annuity You purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if You direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount You receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:

..   Withdrawals made to satisfy minimum distribution requirements; or

..   Certain withdrawals on account of financial hardship.

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions", the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, You may elect out of these withholding requirements. You may be subject to the 10% penalty tax if You withdraw taxable money before You turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, You must begin receiving retirement plan withdrawals by April 1 of the latter of:

..   the calendar year following the year in which You reach age 70 1/2 or

..   the calendar year following the calendar year You retire, provided You do not own more than 5% of your employer.

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

For IRAs (including SEP and SIMPLE IRAs), You must begin receiving withdrawals by April 1 of the calendar year following the calendar year in which You reach age 70 1/2 even if You have not retired.

For after-death required minimum distributions ("RMD"), the five year rule is applied without regard to calendar year 2009 due to the 2009 required minimum distribution waiver. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements.

Otherwise, You may not satisfy minimum distributions for an employer's qualified plan (ie, 401(a)/403(b), 457(b)) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of the taxpayer's SIMPLE IRAs.

Otherwise, You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax adviser prior to purchase.

The regulations also require that the value of benefits under a deferred annuity, including certain death benefits in excess of cash value, must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax adviser as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your sole Beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if You meet certain requirements, a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your Beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan.

Under Federal tax rules, a same-sex spouse is treated as a non-spouse
Beneficiary.

If your spouse is not your Beneficiary and your Contract permits, your Beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such Beneficiary may not treat the inherited IRA as his or her own IRA. Certain employer plans (i.e., 401(a), 403(a), 403(b), and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If You die after required minimum distributions begin, payments of your entire balance must be made in a manner and over a period as provided by the Code (and any applicable regulations).

If an IRA Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

TAX-SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax-sheltered annuities fall under Section 403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. In general, contributions to Section 403(b) arrangements are subject to contribution limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which impact how we administer your 403(b) Contract. In order to satisfy the 403(b) final regulations and prevent your Contract from being subject to adverse tax consequences including potential penalties, contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.

WITHDRAWALS AND INCOME PAYMENTS

If You are under 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

..   Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

..   Is directly transferred to another permissible investment under Section
    403(b) arrangements;

..   Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

..   Occurs after You die, have a severance from employment or become disabled
    (as defined by the Code);

..   Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

..   Distributions attributable to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met;

..   Relates to rollover or after-tax contributions; or

..   Is for the purchase of permissive service credit under a governmental defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

..   The employer maintaining the plan has demonstrated to our satisfaction that
    Designated Roth Accounts are permitted under the Plan.

..   In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

..   All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

..   In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

..   Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

..   No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

..   If permitted under the Federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

..   We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult their own tax and legal advisers prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

..   The IRS has indicated an intention to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice relating to Roth accounts and other matters relating to the final Roth account regulations.

LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account Balance and only up to certain limits. In that case, we credit your Fixed Interest Account Balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a prescribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

IRAs: Traditional IRA, Roth IRA, SIMPLE IRA and SEPs

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302). The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the Annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

..   If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 701/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "contract owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least rapidly as the method of distribution in effect at the time of your Beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

PURCHASE PAYMENTS TO SEPS.

If contributions are being made under a SEP plan of your employer, amounts may be contributed as permitted by the Code and the terms of the employer's plan.

A SEP is an employer plan with IRA's for each employee, but contributions are not limited by IRA limitations. The employer may make the usual deferred plan contributions (lesser of 25% of compensation or $51,000 for 2013). If it's a SAR-SEP, then the usual 401(k) limit applies ($17,500 for 2013).

PURCHASE PAYMENTS TO SIMPLE IRAS

The Code allows contributions up to certain limits to be made under a valid salary reduction agreement to a SIMPLE IRA and also allows for employer contributions up to certain applicable limits under the Code.

The Code allows "catch up" contributions for participants age 50 and older in excess of these limits ($2,500 in 2008 and years thereafter unless adjusted for inflation).

Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2. These age and dollar limits do not apply to tax-free rollovers or transfers.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs including SIMPLE and SEP IRAs.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your Beneficiary, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age
70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "owner" of the Contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA). Under Federal tax rules, a same-sex spouse is treated as a non-spouse Beneficiary.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in Section 457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their Beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to You.

Recently enacted legislation allows (but does not require) governmental 457(b) plans to permit participants to make designated Roth contributions to a designated Roth account under the plan. This new legislation also allows (but does not require) such plans to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to You until You reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION

                                                                                 PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................   2

PRINCIPAL UNDERWRITER...........................................................   2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT...............................   2

EXPERIENCE FACTOR...............................................................   2

VARIABLE INCOME PAYMENTS........................................................   3

CALCULATING THE ANNUITY UNIT VALUE..............................................   5

ADVERTISEMENT OF THE SEPARATE ACCOUNT...........................................   6

VOTING RIGHTS...................................................................   9

ERISA...........................................................................  10

TAXES...........................................................................  11

WITHDRAWALS.....................................................................  12

ACCUMULATION UNIT VALUE TABLES..................................................  13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT....................................   1

FINANCIAL STATEMENTS OF METLIFE................................................. F-1

APPENDIX I

PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     TSA
                     and TSA
                     ERISA     IRA and SEP 457(b)    403(a)
                     Annuities Annuities   Annuities Annuities
  California........ 0.5%      0.5%        2.35%     0.5%
  Florida(1)........ 1.0%      1.0%        1.0%      1.0%
  Maine............. --        --          2.00%     --
  Nevada............ --        --          3.50%     --
  Puerto Rico(2).... 1.0%      1.0%        1.0%      1.0%
  South Dakola(3)... --        --          1.25%     --
  Wyoming........... --        --          1.00%     --
  West Virginia..... 1.0%      1.0%        1.0%      1.0%

-----------
/1/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. [MetLife passes the tax savings back to contractholders and, therefore, annuity premiums are exempt from taxation.]

/2/We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

/3/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

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
APPENDIX III

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each Investment Division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Deferred Annuity mix that bears the total highest charge, and the second table shows the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: C Class, the Annual Step-Up Death Benefit and the LWG. (In terms of the calculation for this mix, the LWG charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with these other Contract features will result in the highest overall charge.) Lower charges for the GMIB and the LWG Benefit were in effect prior to May 4, 2009. The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each Investment Division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

                       METLIFE FINANCIAL FREEDOM SELECT
                             HIGHEST POSSIBLE MIX
                         1.55 SEPARATE ACCOUNT CHARGE

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008    $10.00       $ 7.00          0.00
                                                             2009      7.00         8.92          0.00
                                                             2010      8.92         9.85          0.00
                                                             2011      9.85         9.49        904.43
                                                             2012      9.49        10.61      1,253.83

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)................................................ 2006     14.30        14.97          0.00
                                                             2007     14.97        15.19        626.21
                                                             2008     15.19        13.52        621.58
                                                             2009     13.52        14.95      1,770.41
                                                             2010     14.95        15.63      2,530.41
                                                             2011     15.63        16.29      2,703.80
                                                             2012     16.29        16.86      2,693.33

American Funds Global Small Capitalization+ Investment
  Division (Class 2)........................................ 2003     10.61        16.00         21.45
                                                             2004     16.00        19.00        738.73
                                                             2005     19.00        23.39        912.70
                                                             2006     23.39        28.50        981.29
                                                             2007     28.50        33.99        900.95
                                                             2008     33.99        15.51        868.13
                                                             2009     15.51        24.58      3,421.52
                                                             2010     24.58        29.55      3,407.48
                                                             2011     29.55        23.47      3,414.56
                                                             2012     23.47        27.24      3,231.55

American Funds(R) Growth Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008      9.99         6.35          0.00
                                                             2009      6.35         8.38         30.87
                                                             2010      8.38         9.37        371.52
                                                             2011      9.37         8.79        256.09
                                                             2012      8.79        10.05        523.65

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
American Funds Growth Investment Division+ (Class 2)........ 2003   $ 79.31      $106.57          4.38
                                                             2004    106.57       117.74         99.26
                                                             2005    117.74       134.37        132.81
                                                             2006    134.37       145.47        178.10
                                                             2007    145.47       160.50        231.02
                                                             2008    160.50        88.31        455.68
                                                             2009     88.31       120.92        465.36
                                                             2010    120.92       140.96        622.86
                                                             2011    140.96       132.53        608.35
                                                             2012    132.53       153.44        540.34

American Funds Growth-Income Investment Division+ (Class 2). 2003     63.76        82.93         17.28
                                                             2004     82.93        89.90        211.73
                                                             2005     89.90        93.45        368.52
                                                             2006     93.45       105.74        647.76
                                                             2007    105.74       109.08        593.98
                                                             2008    109.08        66.58        497.01
                                                             2009     66.58        85.82        548.75
                                                             2010     85.82        93.93        513.38
                                                             2011     93.93        90.57        376.56
                                                             2012     90.57       104.49        280.14

American Funds(R) Moderate Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008     10.01         7.68          0.00
                                                             2009      7.68         9.33          0.00
                                                             2010      9.33        10.09         30.47
                                                             2011     10.09         9.96         63.12
                                                             2012      9.96        10.87         97.27

Barclays Capital Aggregate Bond Index Investment Division... 2003     12.16        12.38        895.64
                                                             2004     12.38        12.65      2,945.36
                                                             2005     12.65        12.69      5,824.53
                                                             2006     12.69        12.97      8,260.35
                                                             2007     12.97        13.62      4,624.05
                                                             2008     13.62        14.17      4,179.79
                                                             2009     14.17        14.64      5,554.77
                                                             2010     14.64        15.24      4,078.10
                                                             2011     15.24        16.10      4,404.30
                                                             2012     16.10        16.43      4,731.64

BlackRock Bond Income Investment Division................... 2003     40.74        42.35          4.06
                                                             2004     42.35        43.44        158.65
                                                             2005     43.44        43.69        247.49
                                                             2006     43.69        44.80        474.85
                                                             2007     44.80        46.77        598.32
                                                             2008     46.77        44.36        490.78
                                                             2009     44.36        47.69        766.39
                                                             2010     47.69        50.74        808.72
                                                             2011     50.74        53.11        739.33
                                                             2012     53.11        56.10        764.80

BlackRock Large Cap Core Investment Division*............... 2007     75.35        75.92          2.46
                                                             2008     75.92        46.86          2.36
                                                             2009     46.86        55.00          3.29
                                                             2010     55.00        60.90          7.70
                                                             2011     60.90        60.11         11.73
                                                             2012     60.11        67.12         32.69

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
BlackRock Large Cap Investment Division..................... 2003    $45.64       $58.38          0.00
                                                             2004     58.38        63.57          2.76
                                                             2005     63.57        64.67          2.64
                                                             2006     64.67        72.49          2.55
                                                             2007     72.49        75.99          0.00

BlackRock Large Cap Value Investment Division............... 2003      7.90        10.53          0.00
                                                             2004     10.53        11.74        194.35
                                                             2005     11.74        12.20        194.35
                                                             2006     12.20        14.32        464.48
                                                             2007     14.32        14.54        482.55
                                                             2008     14.54         9.29        743.82
                                                             2009      9.29        10.15      2,479.51
                                                             2010     10.15        10.89      3,379.69
                                                             2011     10.89        10.94      4,278.93
                                                             2012     10.94        12.28      3,655.94

BlackRock Legacy Large Cap Growth Investment Division....... 2003     17.58        23.41          0.00
                                                             2004     23.41        25.03          0.00
                                                             2005     25.03        26.31          0.00
                                                             2006     26.31        26.91          0.00
                                                             2007     26.91        31.38          0.00
                                                             2008     31.38        19.56         94.31
                                                             2009     19.56        26.29        350.20
                                                             2010     26.29        30.92        291.39
                                                             2011     30.92        27.66        790.80
                                                             2012     27.66        31.06        997.06

BlackRock Legacy Large Cap Growth Investment
  Division (formerly FI Large Cap Investment Division)...... 2006     16.84        17.02          0.00
                                                             2007     17.02        17.38          0.00
                                                             2008     17.38         9.42         81.56
                                                             2009      9.42         9.81          0.00

BlackRock Money Market Investment Division (5/1/2003)....... 2003     21.52        21.37          0.00
                                                             2004     21.37        21.20          0.00
                                                             2005     21.20        21.42          0.00
                                                             2006     21.42        22.05          0.00
                                                             2007     22.05        22.76          0.00
                                                             2008     22.76        22.99          0.00
                                                             2009     22.99        22.69          0.00
                                                             2010     22.69        22.34          0.00
                                                             2011     22.34        22.00          0.00
                                                             2012     22.00        21.66          0.00

Calvert VP SRI Balanced Investment Division................. 2003     16.70        19.63         64.25
                                                             2004     19.63        20.92        174.62
                                                             2005     20.92        21.76        293.02
                                                             2006     21.76        23.31        479.23
                                                             2007     23.31        23.58        470.09
                                                             2008     23.58        15.94        492.59
                                                             2009     15.94        19.67        637.61
                                                             2010     19.67        21.71        653.12
                                                             2011     21.71        22.35        622.68
                                                             2012     22.35        24.32        627.34

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division (5/1/2004)... 2004    $ 9.99       $12.82        102.93
                                                             2005     12.82        14.30        228.85
                                                             2006     14.30        19.37      1,068.24
                                                             2007     19.37        16.21      1,396.48
                                                             2008     16.21         9.31        504.24
                                                             2009      9.31        12.35        750.22
                                                             2010     12.35        14.11        828.35
                                                             2011     14.11        13.12        763.80
                                                             2012     13.12        16.28      1,155.79

Davis Venture Value Investment Division..................... 2003     21.34        27.47          8.16
                                                             2004     27.47        30.28         53.71
                                                             2005     30.28        32.80        360.51
                                                             2006     32.80        36.92      1,253.80
                                                             2007     36.92        37.93      1,487.63
                                                             2008     37.93        22.58      1,289.76
                                                             2009     22.58        29.27      2,136.45
                                                             2010     29.27        32.20      2,510.37
                                                             2011     32.20        30.35      3,144.67
                                                             2012     30.35        33.65      2,823.97

FI Value Leaders Investment Division........................ 2003     18.26        22.81          0.00
                                                             2004     22.81        25.50          0.00
                                                             2005     25.50        27.73         62.14
                                                             2006     27.73        30.49        241.29
                                                             2007     30.49        31.20        302.83
                                                             2008     31.20        18.71        261.76
                                                             2009     18.71        22.38        288.90
                                                             2010     22.38        25.18        308.19
                                                             2011     25.18        23.21        319.01
                                                             2012     23.21        26.39        116.12

Harris Oakmark International Investment Division............ 2003      8.81        11.71         35.81
                                                             2004     11.71        13.90        194.72
                                                             2005     13.90        15.63        294.09
                                                             2006     15.63        19.83        322.96
                                                             2007     19.83        19.31      3,918.25
                                                             2008     19.31        11.24        831.83
                                                             2009     11.24        17.16      1,358.69
                                                             2010     17.16        19.67      1,730.46
                                                             2011     19.67        16.61      2,180.54
                                                             2012     16.61        21.13      2,187.29

Invesco Small Cap Growth Investment Division................ 2003      8.45        11.56          0.00
                                                             2004     11.56        12.11          0.00
                                                             2005     12.11        12.91          0.00
                                                             2006     12.91        14.52          0.00
                                                             2007     14.52        15.88          0.00
                                                             2008     15.88         9.58          0.00
                                                             2009      9.58        12.62         20.04
                                                             2010     12.62        15.68         44.19
                                                             2011     15.68        15.27         69.10
                                                             2012     15.27        17.78         89.98

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)................. 2007   $140.44      $172.11          0.00
                                                             2008    172.11        98.28          5.48
                                                             2009     98.28       138.25        289.52
                                                             2010    138.25       148.91        261.19
                                                             2011    148.91       135.56        277.59
                                                             2012    135.56       163.52        304.60

Jennison Growth Investment Division......................... 2012      9.00         8.66        205.29

Jennison Growth Investment Division (formerly Oppenheimer
  Capital Appreciation Investment Division)................. 2003      6.26         7.93          0.00
                                                             2004      7.93         8.30          0.00
                                                             2005      8.30         8.56          0.00
                                                             2006      8.56         9.07         33.40
                                                             2007      9.07        10.21         40.56
                                                             2008     10.21         5.43      1,163.27
                                                             2009      5.43         7.69      1,599.59
                                                             2010      7.69         8.28      1,231.87
                                                             2011      8.28         8.04      1,218.98
                                                             2012      8.04         9.04          0.00

Loomis Sayles Small Cap Core Investment Division............ 2003     16.98        22.81          0.00
                                                             2004     22.81        26.11          7.96
                                                             2005     26.11        27.43         28.32
                                                             2006     27.43        31.43          9.04
                                                             2007     31.43        34.55         13.95
                                                             2008     34.55        21.75          6.81
                                                             2009     21.75        27.82          6.61
                                                             2010     27.82        34.85          6.54
                                                             2011     34.85        34.43          6.31
                                                             2012     34.43        38.74         39.42

Loomis Sayles Small Cap Growth Investment Division.......... 2003      6.22         8.86          2.97
                                                             2004      8.86         9.70          9.99
                                                             2005      9.70         9.97         49.72
                                                             2006      9.97        10.77         70.35
                                                             2007     10.77        11.06        108.16
                                                             2008     11.06         6.39        203.06
                                                             2009      6.39         8.16        257.60
                                                             2010      8.16        10.55        279.64
                                                             2011     10.55        10.68        339.16
                                                             2012     10.68        11.66        273.15

Lord Abbett Bond Debenture Investment Division.............. 2003     13.42        15.75          9.98
                                                             2004     15.75        16.77        267.56
                                                             2005     16.77        16.76        476.24
                                                             2006     16.76        18.01        549.63
                                                             2007     18.01        18.90        605.15
                                                             2008     18.90        15.14        611.17
                                                             2009     15.14        20.40        840.58
                                                             2010     20.40        22.69        778.23
                                                             2011     22.69        23.34        755.52
                                                             2012     23.34        25.95        668.62

Lord Abbett Mid Cap Value Investment Division............... 2012     24.81        25.48      2,435.39

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division (formerly
  Neuberger Berman Mid Cap Value Investment Division)....... 2003    $13.24       $17.76         12.87
                                                             2004     17.76        21.45        142.69
                                                             2005     21.45        23.64        718.13
                                                             2006     23.64        25.88      1,292.71
                                                             2007     25.88        26.30      1,764.93
                                                             2008     26.30        13.60      2,016.60
                                                             2009     13.60        19.78      2,600.28
                                                             2010     19.78        24.55      2,874.85
                                                             2011     24.55        22.56      2,909.57
                                                             2012     22.56        24.94          0.00

Met/Artisan Mid Cap Value Investment Division............... 2003     22.83        29.75          3.50
                                                             2004     29.75        32.11        110.98
                                                             2005     32.11        34.69        177.17
                                                             2006     34.69        38.32        411.79
                                                             2007     38.32        35.06      1,056.10
                                                             2008     35.06        18.59         25.41
                                                             2009     18.59        25.85         84.98
                                                             2010     25.85        29.21        135.51
                                                             2011     29.21        30.63        177.98
                                                             2012     30.63        33.64        259.66

Met/Franklin Income Investment Division (4/28/2008)......... 2008      9.99         7.97          0.00
                                                             2009      7.97        10.04          0.00
                                                             2010     10.04        11.05          0.00
                                                             2011     11.05        11.11          0.00
                                                             2012     11.11        12.31          0.00

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)................................................ 2011      9.98         9.75        155.50
                                                             2012      9.75        10.02        698.04

Met/Franklin Mutual Shares Investment Division (4/28/2008).. 2008      9.99         6.59          0.00
                                                             2009      6.59         8.10          0.00
                                                             2010      8.10         8.86          0.00
                                                             2011      8.86         8.67         10.36
                                                             2012      8.67         9.73        555.14

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)...................................... 2008      9.99         7.02          0.00
                                                             2009      7.02         8.89        714.78
                                                             2010      8.89         9.63      1,091.65
                                                             2011      9.63         9.32        674.83
                                                             2012      9.32        10.65        851.97

Met/Templeton Growth Investment Division (4/28/2008)........ 2008      9.99         6.56          0.00
                                                             2009      6.56         8.56          0.00
                                                             2010      8.56         9.08         19.41
                                                             2011      9.08         8.32         39.80
                                                             2012      8.32        10.02        604.65

MetLife Aggressive Strategy Investment Division............. 2011     12.05        10.31      3,029.44
                                                             2012     10.31        11.85      3,016.41

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division)
  (5/1/2005)................................................ 2005    $ 9.99       $11.13          0.00
                                                             2006     11.13        12.68          0.00
                                                             2007     12.68        12.89          0.00
                                                             2008     12.89         7.56          0.00
                                                             2009      7.56         9.79      3,054.68
                                                             2010      9.79        11.15      3,048.17
                                                             2011     11.15        12.08          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)................................................ 2005      9.99        10.28          0.00
                                                             2006     10.28        10.82          0.00
                                                             2007     10.82        11.25          0.00
                                                             2008     11.25         9.48          0.00
                                                             2009      9.48        11.25        970.27
                                                             2010     11.25        12.20      1,916.09
                                                             2011     12.20        12.40      3,563.07
                                                             2012     12.40        13.33      7,441.35

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.50          0.00
                                                             2006     10.50        11.32          0.00
                                                             2007     11.32        11.68          0.00
                                                             2008     11.68         9.01          0.00
                                                             2009      9.01        10.98        445.93
                                                             2010     10.98        12.05      1,032.41
                                                             2011     12.05        11.99      1,725.12
                                                             2012     11.99        13.16      2,793.68

MetLife Mid Cap Stock Index Investment Division............. 2003      8.58        11.37        132.11
                                                             2004     11.37        12.96        552.05
                                                             2005     12.96        14.29        829.97
                                                             2006     14.29        15.46        593.70
                                                             2007     15.46        16.36        768.06
                                                             2008     16.36        10.25      2,071.59
                                                             2009     10.25        13.80      2,810.13
                                                             2010     13.80        17.13      2,949.46
                                                             2011     17.13        16.49      4,050.78
                                                             2012     16.49        19.05      4,311.72

MetLife Moderate Allocation Investment Division (5/1/2005).. 2005      9.99        10.73      1,006.34
                                                             2006     10.73        11.82      3,215.90
                                                             2007     11.82        12.14     10,567.10
                                                             2008     12.14         8.53     14,709.62
                                                             2009      8.53        10.63     16,604.39
                                                             2010     10.63        11.84     28,653.60
                                                             2011     11.84        11.50     37,552.59
                                                             2012     11.50        12.83     38,820.79

MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.96          0.00
                                                             2006     10.96        12.32          0.00
                                                             2007     12.32        12.60      2,154.57
                                                             2008     12.60         8.05      2,468.55
                                                             2009      8.05        10.23      3,196.22
                                                             2010     10.23        11.56      5,528.75
                                                             2011     11.56        10.95      4,944.15
                                                             2012     10.95        12.44      3,165.17

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
MetLife Stock Index Investment Division..................... 2003    $26.29       $33.10        107.72
                                                             2004     33.10        35.94      1,158.16
                                                             2005     35.94        36.94      2,626.84
                                                             2006     36.94        41.90      2,222.83
                                                             2007     41.90        43.30      2,747.51
                                                             2008     43.30        26.75      3,562.19
                                                             2009     26.75        33.16      5,137.73
                                                             2010     33.16        37.38      4,837.03
                                                             2011     37.38        37.41      5,528.25
                                                             2012     37.41        42.52      5,675.14

MFS(R) Research International Investment Division........... 2003      7.26         9.45         18.59
                                                             2004      9.45        11.12          5.33
                                                             2005     11.12        12.75        141.50
                                                             2006     12.75        15.89        350.25
                                                             2007     15.89        17.72        458.13
                                                             2008     17.72        10.06        531.84
                                                             2009     10.06        13.03        586.86
                                                             2010     13.03        14.29      1,135.26
                                                             2011     14.29        12.56      1,631.16
                                                             2012     12.56        14.44      1,825.69

MFS(R) Total Return Investment Division..................... 2003     30.99        35.62          0.00
                                                             2004     35.62        38.93          2.34
                                                             2005     38.93        39.42          2.43
                                                             2006     39.42        43.45         81.70
                                                             2007     43.45        44.54         92.01
                                                             2008     44.54        34.05        105.08
                                                             2009     34.05        39.66        110.53
                                                             2010     39.66        42.88         30.19
                                                             2011     42.88        43.13         36.37
                                                             2012     43.13        47.27         39.59

MFS(R) Value Investment Division............................ 2003      9.61        11.85          0.00
                                                             2004     11.85        12.97        352.34
                                                             2005     12.97        12.56      1,395.69
                                                             2006     12.56        14.57      2,347.73
                                                             2007     14.57        13.77      4,120.76
                                                             2008     13.77         8.99        237.00
                                                             2009      8.99        10.67        163.16
                                                             2010     10.67        11.68        169.12
                                                             2011     11.68        11.58        299.79
                                                             2012     11.58        13.26        707.45

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)...................................... 2003      9.64        11.98         33.34
                                                             2004     11.98        13.50         97.27
                                                             2005     13.50        14.36        145.98
                                                             2006     14.36        16.22          8.38
                                                             2007     16.22        15.53          0.00
                                                             2008     15.53         9.43         23.36
                                                             2009      9.43        12.70         39.18
                                                             2010     12.70        15.37         51.65
                                                             2011     15.37        14.34         89.68
                                                             2012     14.34        14.86         80.07

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division (formerly Morgan
  Stanley EAFE(R) Index Investment Division)................ 2003    $ 6.94       $ 9.38        186.74
                                                             2004      9.38        11.01        929.69
                                                             2005     11.01        12.25      1,842.55
                                                             2006     12.25        15.13      1,524.97
                                                             2007     15.13        16.47      2,193.59
                                                             2008     16.47         9.37      3,646.15
                                                             2009      9.37        11.83      3,509.44
                                                             2010     11.83        12.57      3,450.31
                                                             2011     12.57        10.81      5,592.10
                                                             2012     10.81        12.57      5,677.92

Morgan Stanley Mid Cap Growth Investment Division........... 2010     12.62        14.64        387.82
                                                             2011     14.64        13.42        478.16
                                                             2012     13.42        14.44        572.18

Morgan Stanley Mid Cap Growth Investment Division (formerly
  FI Mid Cap Opportunities Investment Division)............. 2003     10.72        14.17          0.00
                                                             2004     14.17        16.30         73.37
                                                             2005     16.30        17.12         88.39
                                                             2006     17.12        18.81         80.96
                                                             2007     18.81        20.02        100.36
                                                             2008     20.02         8.78        203.37
                                                             2009      8.78        11.55        273.99
                                                             2010     11.55        12.49          0.00

Neuberger Berman Genesis Investment Division................ 2003     10.77        15.89         14.56
                                                             2004     15.89        18.00        307.94
                                                             2005     18.00        18.42        630.26
                                                             2006     18.42        21.12      1,213.55
                                                             2007     21.12        20.02      1,339.97
                                                             2008     20.02        12.11      1,390.72
                                                             2009     12.11        13.45      1,827.11
                                                             2010     13.45        16.08      1,756.43
                                                             2011     16.08        16.70      1,598.37
                                                             2012     16.70        18.05      1,508.41

PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)................................................ 2006     10.94        11.04          0.00
                                                             2007     11.04        12.04          0.00
                                                             2008     12.04        11.04        431.09
                                                             2009     11.04        12.83        679.70
                                                             2010     12.83        13.61      1,033.07
                                                             2011     13.61        14.90      1,034.16
                                                             2012     14.90        16.01      1,053.48

PIMCO Total Return Investment Division...................... 2003     11.32        11.63        532.41
                                                             2004     11.63        12.02      1,107.10
                                                             2005     12.02        12.10        398.28
                                                             2006     12.10        12.45        661.52
                                                             2007     12.45        13.19        497.47
                                                             2008     13.19        13.04        667.35
                                                             2009     13.04        15.15      1,923.24
                                                             2010     15.15        16.14      3,809.42
                                                             2011     16.14        16.39      2,724.68
                                                             2012     16.39        17.64      3,880.30

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
RCM Technology Investment Division.......................... 2003    $ 2.95       $ 4.58          0.00
                                                             2004      4.58         4.31         29.00
                                                             2005      4.31         4.71        134.50
                                                             2006      4.71         4.89         27.68
                                                             2007      4.89         6.33          0.00
                                                             2008      6.33         3.46        155.02
                                                             2009      3.46         5.42        217.36
                                                             2010      5.42         6.81        267.75
                                                             2011      6.81         6.05        305.02
                                                             2012      6.05         6.67        167.57

Russell 2000(R) Index Investment Division................... 2003      9.21        13.22         86.60
                                                             2004     13.22        15.28        343.81
                                                             2005     15.28        15.69        488.80
                                                             2006     15.69        18.17        363.46
                                                             2007     18.17        17.58      2,152.25
                                                             2008     17.58        11.48        768.81
                                                             2009     11.48        14.20      1,274.25
                                                             2010     14.20        17.70      1,649.26
                                                             2011     17.70        16.68      2,672.90
                                                             2012     16.68        19.06      2,717.22

SSgA Growth ETF Investment Division (5/1/2006).............. 2006     10.69        11.39          0.00
                                                             2007     11.39        11.84          0.00
                                                             2008     11.84         7.81          0.00
                                                             2009      7.81         9.94          0.00
                                                             2010      9.94        11.17          0.00
                                                             2011     11.17        10.76        779.40
                                                             2012     10.76        12.19        875.42

SSgA Growth and Income ETF Investment Division (5/1/2006)... 2006     10.50        11.14          0.00
                                                             2007     11.14        11.56          0.00
                                                             2008     11.56         8.52          0.00
                                                             2009      8.52        10.48          0.00
                                                             2010     10.48        11.59          0.00
                                                             2011     11.59        11.53        575.45
                                                             2012     11.53        12.81      1,689.26

T. Rowe Price Large Cap Growth Investment Division.......... 2003      8.62        11.09          0.00
                                                             2004     11.09        11.98          0.00
                                                             2005     11.98        12.55          0.00
                                                             2006     12.55        13.95         44.03
                                                             2007     13.95        14.99      1,825.84
                                                             2008     14.99         8.56        124.25
                                                             2009      8.56        12.05        150.18
                                                             2010     12.05        13.86        519.11
                                                             2011     13.86        13.46        667.62
                                                             2012     13.46        15.73        820.74

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
T. Rowe Price Mid Cap Growth Investment Division............ 2003    $ 4.53       $ 6.09          0.00
                                                             2004      6.09         7.07        169.28
                                                             2005      7.07         7.98        604.86
                                                             2006      7.98         8.34      1,203.35
                                                             2007      8.34         9.66      4,123.98
                                                             2008      9.66         5.73        724.25
                                                             2009      5.73         8.21      1,303.86
                                                             2010      8.21        10.32      1,557.72
                                                             2011     10.32        10.00      1,889.95
                                                             2012     10.00        11.19      2,231.50

T. Rowe Price Small Cap Growth Investment Division.......... 2003      8.60        11.93         20.78
                                                             2004     11.93        13.04         54.91
                                                             2005     13.04        14.22         62.70
                                                             2006     14.22        14.51         47.00
                                                             2007     14.51        15.64         47.09
                                                             2008     15.64         9.81         10.18
                                                             2009      9.81        13.39        558.00
                                                             2010     13.39        17.75         36.81
                                                             2011     17.75        17.74        162.50
                                                             2012     17.74        20.24      1,450.14

Third Avenue Small Cap Value Investment Division............ 2003      8.22        11.45          0.00
                                                             2004     11.45        14.26         54.51
                                                             2005     14.26        16.21         71.09
                                                             2006     16.21        18.06         50.17
                                                             2007     18.06        17.25         57.46
                                                             2008     17.25        11.91         89.54
                                                             2009     11.91        14.84        103.36
                                                             2010     14.84        17.51        105.41
                                                             2011     17.51        15.70        111.09
                                                             2012     15.70        18.23        116.69

Western Asset Management Strategic Bond Opportunities
  Investment Division....................................... 2003     16.78        18.61          0.00
                                                             2004     18.61        19.47        233.67
                                                             2005     19.47        19.67        395.15
                                                             2006     19.67        20.30        654.64
                                                             2007     20.30        20.73        816.42
                                                             2008     20.73        17.30        694.32
                                                             2009     17.30        22.47      1,368.67
                                                             2010     22.47        24.88      1,762.86
                                                             2011     24.88        25.93      1,916.73
                                                             2012     25.93        28.41      1,695.49

Western Asset Management U.S. Government Investment Division 2003     15.36        15.37        784.08
                                                             2004     15.37        15.54      1,320.26
                                                             2005     15.54        15.52        196.37
                                                             2006     15.52        15.88        718.72
                                                             2007     15.88        16.26        934.00
                                                             2008     16.26        15.93        830.02
                                                             2009     15.93        16.32        983.78
                                                             2010     16.32        16.96      1,117.28
                                                             2011     16.96        17.57        814.18
                                                             2012     17.57        17.83        531.87

                       METLIFE FINANCIAL FREEDOM SELECT
                              LOWEST POSSIBLE MIX
                         1.15 SEPARATE ACCOUNT CHARGE

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation
  Investment Division (Class C) (4/28/2008).. 2008   $ 10.00      $  7.02      121,674.19
                                              2009      7.02         8.98      556,856.55
                                              2010      8.98         9.96    1,051,071.36
                                              2011      9.96         9.63    1,389,856.12
                                              2012      9.63        10.81    1,614,724.24

American Funds Bond Investment Division+
  (Class 2) (5/1/2006)....................... 2006     14.82        15.56       52,024.77
                                              2007     15.56        15.85      174,819.77
                                              2008     15.85        14.17      206,376.24
                                              2009     14.17        15.73      277,083.25
                                              2010     15.73        16.51      351,455.60
                                              2011     16.51        17.28      370,197.45
                                              2012     17.28        17.95      422,088.27

American Funds Global Small Capitalization+
  Investment Division (Class 2).............. 2003     10.81        16.37       14,982.78
                                              2004     16.37        19.51       80,216.60
                                              2005     19.51        24.12      227,193.58
                                              2006     24.12        29.51      447,880.61
                                              2007     29.51        35.33      656,275.07
                                              2008     35.33        16.19      882,590.75
                                              2009     16.19        25.75    1,078,475.48
                                              2010     25.75        31.09    1,218,773.78
                                              2011     31.09        24.79    1,379,599.29
                                              2012     24.79        28.89    1,450,623.19

American Funds(R) Growth Allocation
  Investment Division (Class C) (4/28/2008).. 2008      9.99         6.37      194,988.37
                                              2009      6.37         8.44      768,461.08
                                              2010      8.44         9.47    1,297,995.99
                                              2011      9.47         8.92    1,634,408.32
                                              2012      8.92        10.24    1,872,175.12

American Funds Growth Investment Division+
  (Class 2).................................. 2003     85.54       115.40       13,543.19
                                              2004    115.40       128.01       55,834.31
                                              2005    128.01       146.68      129,239.16
                                              2006    146.68       159.42      223,498.95
                                              2007    159.42       176.61      293,354.57
                                              2008    176.61        97.57      362,056.25
                                              2009     97.57       134.13      427,118.96
                                              2010    134.13       156.98      472,282.87
                                              2011    156.98       148.18      507,110.40
                                              2012    148.18       172.25      526,253.30

American Funds Growth-Income Investment
  Division+ (Class 2)........................ 2003     68.77        89.81       18,970.96
                                              2004     89.81        97.74       71,689.28
                                              2005     97.74       102.01      143,320.39
                                              2006    102.01       115.89      202,055.10
                                              2007    115.89       120.03      259,197.84
                                              2008    120.03        73.56      299,030.63
                                              2009     73.56        95.20      339,192.74
                                              2010     95.20       104.60      377,221.58
                                              2011    104.60       101.26      392,047.42
                                              2012    101.26       117.30      404,584.87

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
American Funds(R) Moderate Allocation
  Investment Division (Class C) (4/28/2008).. 2008    $10.01       $ 7.70      204,533.60
                                              2009      7.70         9.39      664,696.39
                                              2010      9.39        10.20    1,095,529.66
                                              2011     10.20        10.11    1,570,635.67
                                              2012     10.11        11.07    1,884,620.02

Barclays Capital Aggregate Bond Index
  Investment Division........................ 2003     12.36        12.63      144,664.71
                                              2004     12.63        12.97      428,405.73
                                              2005     12.97        13.06      910,620.62
                                              2006     13.06        13.40    1,382,777.48
                                              2007     13.40        14.13    1,782,657.77
                                              2008     14.13        14.75    1,647,058.68
                                              2009     14.75        15.31    2,178,913.92
                                              2010     15.31        16.00    2,647,051.81
                                              2011     16.00        16.97    2,864,713.09
                                              2012     16.97        17.38    3,351,309.18

BlackRock Bond Income Investment Division.... 2003     44.02        45.94       12,384.39
                                              2004     45.94        47.31       31,771.09
                                              2005     47.31        47.78       64,260.01
                                              2006     47.78        49.19       95,129.12
                                              2007     49.19        51.55      113,272.33
                                              2008     51.55        49.09      110,003.42
                                              2009     49.09        52.99      134,615.77
                                              2010     52.99        56.61      164,675.43
                                              2011     56.61        59.49      170,965.15
                                              2012     59.49        63.09      196,152.51

BlackRock Large Cap Core Investment Division* 2007     82.90        83.75       27,200.84
                                              2008     83.75        51.90       30,685.85
                                              2009     51.90        61.16       37,979.27
                                              2010     61.16        67.99       48,350.58
                                              2011     67.99        67.38       64,258.02
                                              2012     67.38        75.54       72,282.23

BlackRock Large Cap Investment Division...... 2003     49.35        63.38        4,046.54
                                              2004     63.38        69.29       11,627.54
                                              2005     69.29        70.77       18,853.47
                                              2006     70.77        79.64       21,780.72
                                              2007     79.64        83.59            0.00

BlackRock Large Cap Value Investment Division 2003      7.92        10.60        3,799.75
                                              2004     10.60        11.87       41,453.44
                                              2005     11.87        12.39       90,472.98
                                              2006     12.39        14.59      200,625.43
                                              2007     14.59        14.87      338,503.06
                                              2008     14.87         9.54      401,171.39
                                              2009      9.54        10.47      571,838.16
                                              2010     10.47        11.28      665,322.98
                                              2011     11.28        11.38      785,364.96
                                              2012     11.38        12.82      882,704.57

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
BlackRock Legacy Large Cap Growth Investment
  Division................................... 2003    $18.17       $24.29        2,861.22
                                              2004     24.29        26.06        3,633.57
                                              2005     26.06        27.51       11,978.18
                                              2006     27.51        28.25       22,086.50
                                              2007     28.25        33.07       46,455.59
                                              2008     33.07        20.70       86,121.65
                                              2009     20.70        27.93      128,118.29
                                              2010     27.93        32.99      152,192.29
                                              2011     32.99        29.63      202,786.15
                                              2012     29.63        33.41      242,779.95

BlackRock Legacy Large Cap Growth Investment
  Division (formerly FI Large Cap Investment
  Division).................................. 2006     17.50        17.74       10,134.75
                                              2007     17.74        18.19       23,977.37
                                              2008     18.19         9.89       37,277.29
                                              2009      9.89        10.32            0.00

BlackRock Money Market Investment Division
  (5/1/2003)................................. 2003     23.29        23.19            0.00
                                              2004     23.19        23.09            0.00
                                              2005     23.09        23.43            0.00
                                              2006     23.43        24.21            0.00
                                              2007     24.21        25.09            0.00
                                              2008     25.09        25.44            0.00
                                              2009     25.44        25.22            0.00
                                              2010     25.22        24.93            0.00
                                              2011     24.93        24.64            0.00
                                              2012     24.64        24.36            0.00

Calvert VP SRI Balanced Investment Division.. 2003     17.40        20.52        6,664.49
                                              2004     20.52        21.96       21,378.29
                                              2005     21.96        22.94       41,201.23
                                              2006     22.94        24.67       86,212.91
                                              2007     24.67        25.06      125,591.07
                                              2008     25.06        17.01      161,248.36
                                              2009     17.01        21.07      205,769.79
                                              2010     21.07        23.35      246,778.53
                                              2011     23.35        24.13      260,730.34
                                              2012     24.13        26.36      275,164.61

Clarion Global Real Estate Investment
  Division (5/1/2004)........................ 2004      9.99        12.85       32,361.21
                                              2005     12.85        14.39      211,809.17
                                              2006     14.39        19.58      488,853.51
                                              2007     19.58        16.45      709,880.30
                                              2008     16.45         9.48      802,996.74
                                              2009      9.48        12.63      904,981.60
                                              2010     12.63        14.50      961,544.85
                                              2011     14.50        13.53    1,042,246.40
                                              2012     13.53        16.85    1,088,929.94

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Davis Venture Value Investment Division...... 2003   $ 22.05      $ 28.50       16,227.34
                                              2004     28.50        31.54       89,201.49
                                              2005     31.54        34.29      268,434.82
                                              2006     34.29        38.76      475,212.75
                                              2007     38.76        39.98      663,987.62
                                              2008     39.98        23.90      779,914.92
                                              2009     23.90        31.11      918,129.18
                                              2010     31.11        34.35    1,021,833.33
                                              2011     34.35        32.51    1,066,238.57
                                              2012     32.51        36.19    1,105,703.61

FI Value Leaders Investment Division......... 2003     18.99        23.81        2,262.03
                                              2004     23.81        26.72       11,500.32
                                              2005     26.72        29.17       35,920.78
                                              2006     29.17        32.20       78,333.40
                                              2007     32.20        33.09      101,164.80
                                              2008     33.09        19.92      111,617.92
                                              2009     19.92        23.92      130,067.79
                                              2010     23.92        27.02      146,694.34
                                              2011     27.02        25.01      156,435.99
                                              2012     25.01        28.55      154,696.39

Harris Oakmark International Investment
  Division................................... 2003      8.85        11.82       19,511.29
                                              2004     11.82        14.08       85,264.44
                                              2005     14.08        15.90      251,803.76
                                              2006     15.90        20.25      533,163.25
                                              2007     20.25        19.80      812,437.99
                                              2008     19.80        11.57      909,654.50
                                              2009     11.57        17.73    1,043,965.44
                                              2010     17.73        20.41    1,254,723.58
                                              2011     20.41        17.30    1,533,863.38
                                              2012     17.30        22.10    1,675,195.89

Invesco Small Cap Growth Investment Division. 2003      8.49        11.66        2,111.31
                                              2004     11.66        12.27        5,419.83
                                              2005     12.27        13.13       15,098.34
                                              2006     13.13        14.83       37,039.55
                                              2007     14.83        16.28       57,767.04
                                              2008     16.28         9.86       68,209.44
                                              2009      9.86        13.04       92,455.18
                                              2010     13.04        16.27      106,043.37
                                              2011     16.27        15.91      120,152.69
                                              2012     15.91        18.60      129,886.16

Janus Forty Investment Division (4/30/2007).. 2007    155.28       190.81        3,064.32
                                              2008    190.81       109.41       30,321.52
                                              2009    109.41       154.51       69,318.46
                                              2010    154.51       167.10       97,045.35
                                              2011    167.10       152.73      112,850.97
                                              2012    152.73       184.96      132,075.75

Jennison Growth Investment Division.......... 2012      9.41         9.09      539,655.43

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Jennison Growth Investment
  Division (formerly Oppenheimer Capital
  Appreciation Investment Division).......... 2003    $ 6.31       $ 8.02       8,584.95
                                              2004      8.02         8.43      26,654.60
                                              2005      8.43         8.73      71,232.08
                                              2006      8.73         9.29     123,997.78
                                              2007      9.29        10.49     195,153.29
                                              2008     10.49         5.61     254,070.40
                                              2009      5.61         7.97     316,145.01
                                              2010      7.97         8.62     448,556.55
                                              2011      8.62         8.40     482,660.92
                                              2012      8.40         9.46           0.00

Loomis Sayles Small Cap Core Investment
  Division................................... 2003     17.58        23.71       3,228.37
                                              2004     23.71        27.25       8,561.34
                                              2005     27.25        28.74      28,010.97
                                              2006     28.74        33.07      59,402.51
                                              2007     33.07        36.49      88,213.45
                                              2008     36.49        23.06     107,403.97
                                              2009     23.06        29.62     123,701.77
                                              2010     29.62        37.25     136,862.89
                                              2011     37.25        36.95     154,769.54
                                              2012     36.95        41.74     170,326.27

Loomis Sayles Small Cap Growth Investment
  Division................................... 2003      6.26         8.96       7,737.94
                                              2004      8.96         9.84      31,713.66
                                              2005      9.84        10.16      61,213.51
                                              2006     10.16        11.02     103,113.29
                                              2007     11.02        11.36     164,851.99
                                              2008     11.36         6.59     200,034.78
                                              2009      6.59         8.45     237,853.76
                                              2010      8.45        10.97     247,239.17
                                              2011     10.97        11.14     270,063.18
                                              2012     11.14        12.21     296,360.90

Lord Abbett Bond Debenture Investment
  Division................................... 2003     13.79        16.24      11,093.84
                                              2004     16.24        17.36      52,230.11
                                              2005     17.36        17.42     136,924.22
                                              2006     17.42        18.80     227,247.93
                                              2007     18.80        19.80     322,578.34
                                              2008     19.80        15.93     340,532.94
                                              2009     15.93        21.54     385,655.93
                                              2010     21.54        24.06     431,883.49
                                              2011     24.06        24.85     461,026.62
                                              2012     24.85        27.74     494,004.15

Lord Abbett Mid Cap Value Investment Division 2012     26.19        26.97     977,864.56

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid
  Cap Value Investment Division)............. 2003     13.47        18.13      32,588.41
                                              2004     18.13        21.98     136,845.70
                                              2005     21.98        24.32     304,908.67
                                              2006     24.32        26.74     489,376.42
                                              2007     26.74        27.28     663,256.48
                                              2008     27.28        14.16     797,929.68
                                              2009     14.16        20.68     858,091.58
                                              2010     20.68        25.77     904,609.58
                                              2011     25.77        23.78     955,076.06
                                              2012     23.78        26.32           0.00

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Met/Artisan Mid Cap Value Investment Division 2003    $23.73       $31.04       30,181.02
                                              2004     31.04        33.65      110,750.47
                                              2005     33.65        36.50      227,513.06
                                              2006     36.50        40.47      289,878.60
                                              2007     40.47        37.18      333,726.00
                                              2008     37.18        19.79      335,618.24
                                              2009     19.79        27.63      354,998.61
                                              2010     27.63        31.35      357,846.23
                                              2011     31.35        33.00      351,579.05
                                              2012     33.00        36.40      358,912.59

Met/Franklin Income Investment Division
  (4/28/2008)................................ 2008      9.99         8.00       18,925.96
                                              2009      8.00        10.10       76,133.69
                                              2010     10.10        11.17      175,335.25
                                              2011     11.17        11.28      240,177.36
                                              2012     11.28        12.54      365,169.88

Met/Franklin Low Duration Total Return
  Investment Division (5/2/2011)............. 2011      9.98         9.78       10,939.78
                                              2012      9.78        10.09       55,925.51

Met/Franklin Mutual Shares Investment
  Division (4/28/2008)....................... 2008      9.99         6.61       10,882.44
                                              2009      6.61         8.16       64,918.25
                                              2010      8.16         8.95      149,433.96
                                              2011      8.95         8.80      190,177.92
                                              2012      8.80         9.91      235,138.53

Met/Franklin Templeton Founding Strategy
  Investment Division (4/28/2008)............ 2008      9.99         7.04       24,985.84
                                              2009      7.04         8.95      116,165.26
                                              2010      8.95         9.74      269,043.80
                                              2011      9.74         9.46      334,760.39
                                              2012      9.46        10.85      410,319.61

Met/Templeton Growth Investment Division
  (4/28/2008)................................ 2008      9.99         6.58        9,643.09
                                              2009      6.58         8.62       43,892.66
                                              2010      8.62         9.18       78,696.70
                                              2011      9.18         8.45      120,504.72
                                              2012      8.45        10.20      141,802.05

MetLife Aggressive Strategy Investment
  Division................................... 2011     12.34        10.59    1,909,145.85
                                              2012     10.59        12.22    2,134,004.67

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive
  Allocation Investment Division) (5/1/2005). 2005      9.99        11.16        6,670.59
                                              2006     11.16        12.77      180,227.91
                                              2007     12.77        13.03      513,196.27
                                              2008     13.03         7.67      799,850.74
                                              2009      7.67         9.97    1,297,216.65
                                              2010      9.97        11.40    1,592,205.37
                                              2011     11.40        12.38            0.00

MetLife Conservative Allocation Investment
  Division (5/1/2005)........................ 2005      9.99        10.31       17,041.17
                                              2006     10.31        10.90       43,214.85
                                              2007     10.90        11.37      148,320.62
                                              2008     11.37         9.62      279,644.96
                                              2009      9.62        11.47      406,016.23
                                              2010     11.47        12.48      593,216.03
                                              2011     12.48        12.74    1,035,626.50
                                              2012     12.74        13.74    1,227,537.46

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ -------------
MetLife Conservative to Moderate Allocation
  Investment Division (5/1/2005)............. 2005    $ 9.99       $10.53        38,350.22
                                              2006     10.53        11.39       327,965.49
                                              2007     11.39        11.80       712,052.60
                                              2008     11.80         9.15     1,176,507.34
                                              2009      9.15        11.18     1,521,527.64
                                              2010     11.18        12.33     2,226,031.92
                                              2011     12.33        12.32     2,840,099.83
                                              2012     12.32        13.57     3,366,467.07

MetLife Mid Cap Stock Index Investment
  Division................................... 2003      8.67        11.53        91,255.87
                                              2004     11.53        13.19       139,283.11
                                              2005     13.19        14.61       266,173.33
                                              2006     14.61        15.87       472,965.71
                                              2007     15.87        16.86       662,368.42
                                              2008     16.86        10.60       813,369.45
                                              2009     10.60        14.34       944,409.27
                                              2010     14.34        17.86     1,034,531.67
                                              2011     17.86        17.27     1,188,691.65
                                              2012     17.27        20.03     1,344,078.68

MetLife Moderate Allocation Investment
  Division (5/1/2005)........................ 2005      9.99        10.76       185,399.49
                                              2006     10.76        11.90     1,036,118.92
                                              2007     11.90        12.27     2,916,876.82
                                              2008     12.27         8.66     4,590,335.22
                                              2009      8.66        10.83     6,757,809.46
                                              2010     10.83        12.12     9,166,120.55
                                              2011     12.12        11.81    11,223,269.63
                                              2012     11.81        13.23    13,087,866.51

MetLife Moderate to Aggressive Allocation
  Investment Division (5/1/2005)............. 2005      9.99        10.99        92,873.97
                                              2006     10.99        12.41       872,058.09
                                              2007     12.41        12.74     2,856,621.59
                                              2008     12.74         8.17     5,013,875.02
                                              2009      8.17        10.42     7,442,005.10
                                              2010     10.42        11.82     9,546,593.21
                                              2011     11.82        11.25    11,114,182.78
                                              2012     11.25        12.83    12,649,227.45

MetLife Stock Index Investment Division...... 2003     27.66        34.96        82,808.02
                                              2004     34.96        38.11       275,038.70
                                              2005     38.11        39.33       547,798.08
                                              2006     39.33        44.79       783,095.95
                                              2007     44.79        46.47     1,014,276.29
                                              2008     46.47        28.82     1,356,676.50
                                              2009     28.82        35.88     1,625,992.39
                                              2010     35.88        40.61     1,882,506.27
                                              2011     40.61        40.80     2,102,565.94
                                              2012     40.80        46.56     2,255,489.75

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
MFS(R) Research International Investment
  Division................................... 2003    $ 7.32       $ 9.56       17,836.97
                                              2004      9.56        11.29       33,557.48
                                              2005     11.29        13.00       89,994.11
                                              2006     13.00        16.27      257,687.66
                                              2007     16.27        18.22      469,870.91
                                              2008     18.22        10.38      715,053.77
                                              2009     10.38        13.50      929,902.72
                                              2010     13.50        14.87    1,050,952.03
                                              2011     14.87        13.12    1,195,052.67
                                              2012     13.12        15.14    1,271,450.16

MFS(R) Total Return Investment Division...... 2003     33.00        38.08        7,191.76
                                              2004     38.08        41.78       24,289.54
                                              2005     41.78        42.48       54,395.78
                                              2006     42.48        47.01       84,211.32
                                              2007     47.01        48.38      119,028.13
                                              2008     48.38        37.14      124,603.51
                                              2009     37.14        43.43      142,764.40
                                              2010     43.43        47.14      158,075.19
                                              2011     47.14        47.61      165,698.88
                                              2012     47.61        52.39      178,819.28

MFS(R) Value Investment Division............. 2003      9.77        12.09       57,143.48
                                              2004     12.09        13.29      177,468.75
                                              2005     13.29        12.92      372,897.00
                                              2006     12.92        15.06      446,843.92
                                              2007     15.06        14.28      542,706.43
                                              2008     14.28         9.36      575,265.94
                                              2009      9.36        11.16      661,514.74
                                              2010     11.16        12.26      740,015.29
                                              2011     12.26        12.20      771,580.97
                                              2012     12.20        14.03      833,311.96

MLA Mid Cap Investment Division (formerly
  Lazard Mid Cap Investment Division)........ 2003      9.69        12.09        2,865.13
                                              2004     12.09        13.67       18,025.97
                                              2005     13.67        14.61       52,664.20
                                              2006     14.61        16.56       75,763.68
                                              2007     16.56        15.92      130,448.12
                                              2008     15.92         9.71      144,410.76
                                              2009      9.71        13.13      184,744.22
                                              2010     13.13        15.95      195,569.43
                                              2011     15.95        14.93      202,888.53
                                              2012     14.93        15.54      216,015.95

MSCI EAFE(R) Index Investment
  Division (formerly Morgan Stanley EAFE(R)
  Index Investment Division)................. 2003      7.06         9.57      142,473.29
                                              2004      9.57        11.29      245,217.23
                                              2005     11.29        12.60      488,217.83
                                              2006     12.60        15.63      714,989.16
                                              2007     15.63        17.08      975,903.28
                                              2008     17.08         9.76    1,336,199.40
                                              2009      9.76        12.37    1,607,780.30
                                              2010     12.37        13.20    1,905,179.76
                                              2011     13.20        11.40    2,353,835.92
                                              2012     11.40        13.30    2,541,139.60

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment
  Division................................... 2010    $13.30       $15.47      334,164.64
                                              2011     15.47        14.24      379,574.41
                                              2012     14.24        15.38      414,973.83

Morgan Stanley Mid Cap Growth Investment
  Division (formerly FI Mid Cap
  Opportunities Investment Division)......... 2003     10.97        14.56            0.00
                                              2004     14.56        16.82       35,155.94
                                              2005     16.82        17.74       64,889.51
                                              2006     17.74        19.56      133,447.27
                                              2007     19.56        20.90      166,623.10
                                              2008     20.90         9.21      255,078.97
                                              2009      9.21        12.16      298,919.30
                                              2010     12.16        13.17            0.00

Neuberger Berman Genesis Investment Division. 2003     10.88        16.11       48,453.97
                                              2004     16.11        18.33      175,008.38
                                              2005     18.33        18.82      287,683.69
                                              2006     18.82        21.67      374,993.08
                                              2007     21.67        20.63      454,086.47
                                              2008     20.63        12.53      468,805.82
                                              2009     12.53        13.98      539,322.97
                                              2010     13.98        16.77      538,917.95
                                              2011     16.77        17.49      531,388.36
                                              2012     17.49        18.97      538,563.17

PIMCO Inflation Protected Bond Investment
  Division (5/1/2006)........................ 2006     11.07        11.20       14,323.43
                                              2007     11.20        12.27       53,603.10
                                              2008     12.27        11.29      365,194.13
                                              2009     11.29        13.18      533,777.77
                                              2010     13.18        14.04      737,915.95
                                              2011     14.04        15.42      890,455.58
                                              2012     15.42        16.64    1,247,772.30

PIMCO Total Return Investment Division....... 2003     11.41        11.76       70,150.27
                                              2004     11.76        12.20      251,822.19
                                              2005     12.20        12.34      587,365.40
                                              2006     12.34        12.75      830,339.80
                                              2007     12.75        13.55      990,487.69
                                              2008     13.55        13.45    1,132,008.34
                                              2009     13.45        15.70    1,495,095.67
                                              2010     15.70        16.79    1,968,358.65
                                              2011     16.79        17.12    2,139,928.09
                                              2012     17.12        18.49    2,501,524.92

RCM Technology Investment Division........... 2003      2.97         4.63       19,825.87
                                              2004      4.63         4.38       57,801.86
                                              2005      4.38         4.81      109,550.02
                                              2006      4.81         5.00      202,153.84
                                              2007      5.00         6.51      318,061.62
                                              2008      6.51         3.57      403,536.36
                                              2009      3.57         5.62      587,559.45
                                              2010      5.62         7.09      800,564.32
                                              2011      7.09         6.31      940,219.48
                                              2012      6.31         7.00    1,075,417.57

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division.... 2003    $ 9.36       $13.49       57,176.25
                                              2004     13.49        15.66       92,647.13
                                              2005     15.66        16.14      203,487.62
                                              2006     16.14        18.77      330,869.18
                                              2007     18.77        18.23      449,867.09
                                              2008     18.23        11.95      520,314.13
                                              2009     11.95        14.85      658,112.73
                                              2010     14.85        18.59      717,969.90
                                              2011     18.59        17.59      809,681.37
                                              2012     17.59        20.17      899,539.95

SSgA Growth ETF Investment Division
  (5/1/2006)................................. 2006     10.71        11.45        2,722.18
                                              2007     11.45        11.95       16,348.82
                                              2008     11.95         7.92       16,025.29
                                              2009      7.92        10.11      103,310.15
                                              2010     10.11        11.40      249,877.19
                                              2011     11.40        11.03      444,336.25
                                              2012     11.03        12.55      562,260.89

SSgA Growth and Income ETF Investment
  Division (5/1/2006)........................ 2006     10.52        11.19        3,054.10
                                              2007     11.19        11.66        7,612.59
                                              2008     11.66         8.64       13,071.93
                                              2009      8.64        10.66      125,239.92
                                              2010     10.66        11.83      421,848.35
                                              2011     11.83        11.82      671,026.93
                                              2012     11.82        13.19      927,602.57

T. Rowe Price Large Cap Growth Investment
  Division................................... 2003      8.76        11.33       22,582.04
                                              2004     11.33        12.28       85,713.15
                                              2005     12.28        12.91      160,902.73
                                              2006     12.91        14.41      262,445.10
                                              2007     14.41        15.55      364,181.00
                                              2008     15.55         8.91      442,818.70
                                              2009      8.91        12.60      524,705.52
                                              2010     12.60        14.55      579,752.68
                                              2011     14.55        14.19      625,657.21
                                              2012     14.19        16.65      794,110.28

T. Rowe Price Mid Cap Growth Investment
  Division................................... 2003      4.56         6.16       14,813.41
                                              2004      6.16         7.18       99,520.94
                                              2005      7.18         8.14      203,186.34
                                              2006      8.14         8.54      411,060.56
                                              2007      8.54         9.93      605,999.98
                                              2008      9.93         5.91      826,878.73
                                              2009      5.91         8.51    1,049,482.42
                                              2010      8.51        10.74    1,227,450.81
                                              2011     10.74        10.44    1,444,698.15
                                              2012     10.44        11.73    1,668,365.37

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment
  Division................................... 2003    $ 8.80       $12.26       9,431.44
                                              2004     12.26        13.46      41,674.45
                                              2005     13.46        14.73      61,128.13
                                              2006     14.73        15.09     119,926.48
                                              2007     15.09        16.34     147,039.90
                                              2008     16.34        10.28     178,819.10
                                              2009     10.28        14.10     240,114.29
                                              2010     14.10        18.77     319,841.50
                                              2011     18.77        18.82     411,903.64
                                              2012     18.82        21.56     513,764.82

Third Avenue Small Cap Value Investment
  Division................................... 2003      8.24        11.52      10,024.24
                                              2004     11.52        14.41      23,882.79
                                              2005     14.41        16.45     116,689.87
                                              2006     16.45        18.40     218,803.53
                                              2007     18.40        17.64     312,434.44
                                              2008     17.64        12.24     345,244.78
                                              2009     12.24        15.30     421,184.87
                                              2010     15.30        18.13     458,491.15
                                              2011     18.13        16.31     514,785.38
                                              2012     16.31        19.03     552,419.55

Western Asset Management Strategic Bond
  Opportunities Investment Division.......... 2003     17.34        19.30       6,880.83
                                              2004     19.30        20.28      37,987.88
                                              2005     20.28        20.57     116,330.65
                                              2006     20.57        21.31     234,231.30
                                              2007     21.31        21.85     363,414.55
                                              2008     21.85        18.31     359,771.96
                                              2009     18.31        23.87     374,438.61
                                              2010     23.87        26.54     407,645.88
                                              2011     26.54        27.77     431,825.10
                                              2012     27.77        30.55     470,287.86

Western Asset Management U.S. Government
  Investment Division........................ 2003     15.87        15.95      17,717.61
                                              2004     15.95        16.19      53,620.30
                                              2005     16.19        16.23     126,212.33
                                              2006     16.23        16.67     223,236.27
                                              2007     16.67        17.15     292,693.44
                                              2008     17.15        16.86     309,301.14
                                              2009     16.86        17.35     361,216.45
                                              2010     17.35        18.09     413,299.30
                                              2011     18.09        18.82     418,185.51
                                              2012     18.82        19.18     459,898.11

-----------
  The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

  The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

  The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

  The assets of FI Mid Cap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

  The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

  The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

  The Investment Division of the Metropolitan Fund with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division of the Metropolitan Fund prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Investment Division which no longer exists.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.

+ The Accumulation Unit Values for the American Funds Bond, American Funds
  Growth-Income, American Funds Growth and American Funds Global Capitalization Investment Divisions are calculated with an additional .25% Separate Account Charge as indicated in the Separate Account Charge section of the Table of Expenses.

  Please see the Table of Expenses for more information.

APPENDIX IV

PORTFOLIO LEGAL AND MARKETING NAMES


                                          LEGAL NAME OF
SERIES FUND/TRUST                         PORTFOLIO SERIES                    MARKETING NAME
  American Funds Insurance Series(R)      Bond Fund                           American Funds Bond Fund
  American Funds Insurance Series(R)      Global Small Capitalization Fund    American Funds Global Small Capitalization Fund
  American Funds Insurance Series(R)      Growth - Income Fund                American Funds Growth-Income Fund
  American Funds Insurance Series(R)      Growth Fund                         American Funds Growth Fund

APPENDIX V

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The charts identify the former name and new name of each of these Portfolios.

PORTFOLIO MERGERS


FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Met/Franklin            Loomis Sayles Global Markets Portfolio
  Income Portfolio
    Met/Franklin            MetLife Growth Strategy Portfolio
  Templeton
  Founding Strategy
  Portfolio
    Met/Templeton           Oppenheimer Global Equity Portfolio
  Growth Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    FI Value                MFS(R) Value Portfolio
  Leaders Portfolio
  MET INVESTORS FUND      METROPOLITAN FUND
    Met/Franklin            MFS(R) Value Portfolio
  Mutual Shares
  Portfolio
    MLA Mid Cap             Neuberger Berman Genesis Portfolio
  Portfolio
    RCM Technology          T. Rowe Price Large Cap Growth Portfolio
  Portfolio

PORTFOLIO NAME CHANGES


FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Lazard Mid Cap          MLA Mid Cap Portfolio
  Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    Barclays                Barclays Aggregate Bond Index Portfolio
  Capital Aggregate
  Bond Index
  Portfolio
    BlackRock               BlackRock Capital Appreciation Portfolio
  Legacy Large Cap
  Growth Portfolio

                          Request For a Statement of
                   Additional Information/Change of Address

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E,

[_] Metropolitan Series Fund

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] Calvert VP SRI Balanced Portfolio

[_] I have changed my address. My current address is:

                          _________________  Name ___
                          (Contract Number)

                                             Address

                          _________________         _
                             (Signature)          zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                                                                 April 29, 2013

MetLife Financial Freedom Select(R) Variable Annuity Contracts Issued by Metropolitan Life Insurance Company
This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Interest Account (not offered or described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND                          AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH-INCOME
                                     CALVERT FUND
CALVERT VP SRI BALANCED
                                  MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION        MET/FRANKLIN LOW DURATION TOTAL RETURN
AMERICAN FUNDS(R) GROWTH ALLOCATION          METLIFE AGGRESSIVE STRATEGY
AMERICAN FUNDS(R) MODERATE ALLOCATION        METLIFE GROWTH STRATEGY
BLACKROCK LARGE CAP CORE                     MFS(R) RESEARCH INTERNATIONAL
CLARION GLOBAL REAL ESTATE                   MORGAN STANLEY MID CAP GROWTH
HARRIS OAKMARK INTERNATIONAL                 OPPENHEIMER GLOBAL EQUITY
INVESCO SMALL CAP GROWTH                     PIMCO INFLATION PROTECTED BOND
JANUS FORTY                                  PIMCO TOTAL RETURN
LOOMIS SAYLES GLOBAL MARKETS                 SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE                   SSGA GROWTH ETF
LORD ABBETT MID CAP VALUE                    T. ROWE PRICE MID CAP GROWTH
                                             THIRD AVENUE SMALL CAP VALUE
                                  METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX                METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK BOND INCOME                        METLIFE STOCK INDEX
BLACKROCK CAPITAL APPRECIATION               MFS(R) TOTAL RETURN
BLACKROCK LARGE CAP VALUE                    MFS(R) VALUE
DAVIS VENTURE VALUE                          MSCI EAFE(R) INDEX
JENNISON GROWTH                              NEUBERGER BERMAN GENESIS
LOOMIS SAYLES SMALL CAP CORE                 RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                    T. ROWE PRICE SMALL CAP GROWTH
METLIFE CONSERVATIVE ALLOCATION              WESTERN ASSET MANAGEMENT STRATEGIC BOND
METLIFE CONSERVATIVE TO MODERATE ALLOCATION   OPPORTUNITIES
METLIFE MID CAP STOCK INDEX                  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
METLIFE MODERATE ALLOCATION

Certain Portfolios have been subject to a change. Please see Appendix V -- "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 29, 2013. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 87 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
(800) 638-7732





 Deferred
 Annuities
 Available:

   .  TSA
   .  TSA ERISA
   .  Simplified Employee Pensions (SEPs)
   .  SIMPLE Individual Retirement Annuities
   . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) . 403(a) Arrangements

 Classes Available
 for each
 Deferred Annuity
   .  e
   .  e Bonus

 A word about investment risk:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for the e Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the e Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                               TABLE OF CONTENTS

    Important Terms You Should Know.....................................  5
    Table of Expenses...................................................  8
    Accumulation Unit Values Tables..................................... 14
    MetLife............................................................. 15
    Metropolitan Life Separate Account E................................ 15
    Variable Annuities.................................................. 15
        Replacement of Annuity Contracts................................ 16
        The Deferred Annuity............................................ 16
    Classes of the Deferred Annuity..................................... 18
    Your Investment Choices............................................. 20
    Deferred Annuities.................................................. 25
        The Deferred Annuity and Your Retirement Plan................... 26
            403(b) Plan Terminations.................................... 26
        Automated Investment Strategies................................. 26
        Purchase Payments............................................... 27
            Purchase Payments--Section 403(b) Plans..................... 28
            Allocation of Purchase Payments............................. 28
            Limits on Purchase Payments................................. 28
        The Value of Your Investment.................................... 28
        Transfer Privilege.............................................. 29
            Restrictions on Transfers................................... 30
        Access to Your Money............................................ 32
            Systematic Withdrawal Program............................... 32
            Minimum Distribution........................................ 34
        Charges......................................................... 34
            Separate Account Charge..................................... 34
            Investment-Related Charge................................... 35
        Annual Contract Fee............................................. 35
            Optional Guaranteed Minimum Income Benefit.................. 35
            Optional Lifetime Withdrawal Guarantee Benefit.............. 35
        Premium and Other Taxes......................................... 36
        Withdrawal Charges.............................................. 36
            When No Withdrawal Charge Applies to the e Bonus Class...... 37
        Free Look....................................................... 38
        Death Benefit--Generally........................................ 38
            Standard Death Benefit...................................... 39
        Optional Death Benefit.......................................... 40
            Annual Step-Up Death Benefit................................ 40
        Living Benefits................................................. 42
        Pay-Out Options (or Income Options)............................. 58
            Income Payment Types........................................ 59
            Allocation.................................................. 60

    Minimum Size of Your Income Payment..........................................  60
    The Value of Your Income Payments............................................  60
        Reallocation Privilege...................................................  62
        Charges..................................................................  63
General Information..............................................................  64
    Administration...............................................................  64
        Purchase Payments........................................................  64
        Confirming Transactions..................................................  64
        Processing Transactions..................................................  65
           By Telephone or Internet..............................................  65
           After Your Death......................................................  65
           Abandoned Property Requirements.......................................  66
           Misstatement..........................................................  66
           Third Party Requests..................................................  66
           Valuation--Suspension of Payments.....................................  66
    Advertising Performance......................................................  67
    Changes to Your Deferred Annuity.............................................  69
    Voting Rights................................................................  69
    Who Sells the Deferred Annuities.............................................  70
    Financial Statements.........................................................  72
    Your Spouse's Rights.........................................................  72
    When We Can Cancel Your Deferred Annuity.....................................  72
Income Taxes.....................................................................  74
Legal Proceedings................................................................  86
Table of Contents for the Statement of Additional Information....................  87
Appendix I Premium Tax Table.....................................................  88
Appendix II What You Need To Know If You Are A Texas Optional Retirement Program
  Participant....................................................................  89
Appendix III Accumulation Unit Values For Each Investment Division...............  90
Appendix IV Portfolio Legal and Marketing Names.................................. 113
Appendix V Additional Information Regarding the Portfolios....................... 114

The Deferred Annuities are not to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.

WITHDRAWAL CHARGE

The Withdrawal Charge is the amount we deduct from the amount You have withdrawn from your Deferred Annuity, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus, depending on the context, "You" is the owner of the Deferred Annuity or the participant or Annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, "You" means the trustee or employer. Under 457(b), 403(a), and 403(b) plans where the participant or Annuitant is permitted to choose among investment choices, "You" means the participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

    The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions. There are no fees for the Fixed Interest Account. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions--see Appendix I) and other taxes which may apply.

--------------------------------------------------------------------------------
  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.......................                           None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).                       Up to 3%
Transfer Fee (2)................................................ Maximum Guaranteed Charge: $25
                                                                           Current Charge: None

     The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.

Annual Contract Fee (3)................................ $30

Current Annual Separate Account Charge (as a percentage of your average
Account Balance) for all Investment Divisions except the American Funds
Growth-Income, American Funds Growth and American Funds Global Small
Capitalization Divisions (4)
                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.50%        0.95%
  Optional Annual Step-Up Death Benefit...........  0.60%        1.05%

Current Annual Separate Account Charge (as a percentage of your average
Account Balance) for the American Funds Growth-Income, American Funds
Growth, American Funds Bond and American Funds Global Small Capitalization
Divisions and maximum guaranteed Separate Account charge (as a percentage of your Account Balance) for all future Investment Divisions (4)
                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.75%        1.20%
  Optional Annual Step-Up Death Benefit...........  0.85%        1.30%
Optional Guaranteed Minimum Income Benefit (6)............       0.70%
Optional Lifetime Withdrawal Guarantee Benefit
  (7)-maximum charge......................................       0.95%
Optional Lifetime Withdrawal Guarantee Benefit
  (7)-current charge......................................       0.95%

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2 Portfolios, American Funds(R) Balanced Allocation Portfolio, American Funds(R) Growth Allocation Portfolio and American Funds(R) Moderate Allocation Portfolio of the Met Investors Fund which are Class C Portfolios, and the Calvert VP SRI Balanced Portfolio. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800-638-7732.

  Minimum and Maximum Total Annual Fund Operating Expenses


     Total Annual American Funds(R), Calvert Fund, Met    Minimum* Maximum
     Investors Fund and Metropolitan Fund Operating         0.53%    1.32%
     Expenses as of December 31, 2012 (expenses that are
     deducted from Fund assets, including management
     fees, distribution and/or service (12b-1) fees and
     other expenses).

* Does not take into consideration any American Funds(R) Portfolio, for which an additional Separate Account charge applies.

/1/ A Withdrawal Charge may apply if You take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

            IF WITHDRAWN DURING CONTRACT YEAR  e CLASS e BONUS CLASS
            ---------------------------------  ------- -------------
                       1......................  None         3%
                       2......................               3%
                       3......................               3%
                       4......................               3%
                       5......................               3%
                       6......................               3%
                       7......................               3%
                       Thereafter.............               0%

    There are times when the Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year You may withdraw up to 10% of your Account Balance without a Withdrawal Charge. These withdrawals are made on a non-cumulative basis.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

/3/ This fee may be waived under certain circumstances. This fee is waived if your Account Balance is at least $50,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if You take a total withdrawal of your Account Balance. This fee will not be deducted if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for a Deferred Annuity purchased after April 30, 2009. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such Investment Divisions, as shown in the table labeled "Current Separate Account Charge for American Funds(R) Investment Divisions and maximum guaranteed Separate Account charge for all future Investment Divisions."

    We are waiving 0.08% of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. We are waiving an amount equal to the Portfolio expenses that are in excess of 0.87% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Series Trust.

/5/ The Separate Account charge with the Standard Death Benefit for the e Bonus
    Class will be reduced by 0.45% to 0.50% (0.75% for amounts in the American Funds(R) Investment Divisions) after You have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 0.60% for the Annual Step-Up Death Benefit (0.85% for amounts held in the American Funds(R) Investment Divisions and for amounts held in the maximum guaranteed Separate Account charge Investment Divisions) after You Have held the Contract for seven years.

/6/ You may not have the Guaranteed Minimum Income Benefit and the Lifetime
    Withdrawal Benefit in effect at the same time.

    The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract. Different charges for the Guaranteed Minimum Income Benefit were in effect prior to May 4, 2009.

/7/ The charge for the Lifetime Withdrawal Guarantee Benefit is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract or after your rider terminates. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to then current charge, but no more than a maximum of 0.95%. Different charges for the Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. (See Lifetime Withdrawal Guarantee Benefit for more information.)

  AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2 PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                            DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                               AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                                 MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                    FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund........................    0.37%       0.25%      0.02%     --       0.64%        --         0.64%
American Funds Global Small Capitalization Fund.    0.71%       0.25%      0.04%     --       1.00%        --         1.00%
American Funds Growth Fund......................    0.33%       0.25%      0.02%     --       0.60%        --         0.60%
American Funds Growth-Income Fund...............    0.27%       0.25%      0.02%     --       0.54%        --         0.54%
                                                                                                      -----------------------

  CALVERT VARIABLE SERIES, INC. PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                              DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                 AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                   MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                      FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
---------------------------------------------------------------------------------------------------------------
Calvert VP SRI Balanced Portfolio.    0.70%        --        0.20%     --       0.90%        --         0.90%
                                                                                        -----------------------

  MET INVESTORS SERIES TRUST PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                                      DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER
                                                                         AND/OR             FUND FEES  ANNUAL      AND/OR
                                                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE
                                                              FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
American Funds(R) Balanced Allocation Portfolio--Class C..    0.06%       0.55%      0.01%    0.38%     1.00%         --
American Funds(R) Growth Allocation Portfolio--Class C....    0.07%       0.55%      0.01%    0.38%     1.01%         --
American Funds(R) Moderate Allocation Portfolio--Class C..    0.06%       0.55%      0.01%    0.37%     0.99%         --
BlackRock Large Cap Core Portfolio--Class B...............    0.59%       0.25%      0.05%      --      0.89%       0.01%
Clarion Global Real Estate Portfolio--Class B.............    0.60%       0.25%      0.06%      --      0.91%         --
Harris Oakmark International Portfolio--Class B...........    0.77%       0.25%      0.06%      --      1.08%       0.02%
Invesco Small Cap Growth Portfolio--Class B...............    0.85%       0.25%      0.02%      --      1.12%       0.01%
Janus Forty Portfolio--Class B............................    0.63%       0.25%      0.03%      --      0.91%       0.01%
Loomis Sayles Global Markets Portfolio--Class B...........    0.70%       0.25%      0.09%      --      1.04%         --
Lord Abbett Bond Debenture Portfolio--Class B.............    0.51%       0.25%      0.03%      --      0.79%         --
Lord Abbett Mid Cap Value Portfolio--Class B..............    0.65%       0.25%      0.04%    0.06%     1.00%       0.00%
Met/Franklin Low Duration Total Return Portfolio--Class B.    0.50%       0.25%      0.07%      --      0.82%       0.02%
MetLife Aggressive Strategy Portfolio--Class B............    0.09%       0.25%      0.01%    0.72%     1.07%         --
MetLife Growth Strategy Portfolio--Class B................    0.06%       0.25%        --     0.69%     1.00%         --
MFS(R) Research International Portfolio--Class B..........    0.68%       0.25%      0.07%      --      1.00%       0.05%
Morgan Stanley Mid Cap Growth Portfolio--Class B..........    0.65%       0.25%      0.07%      --      0.97%       0.01%
Oppenheimer Global Equity Portfolio--Class B..............    0.67%       0.25%      0.09%      --      1.01%       0.02%
PIMCO Inflation Protected Bond Portfolio--Class B.........    0.47%       0.25%      0.11%      --      0.83%         --
PIMCO Total Return Portfolio--Class B.....................    0.48%       0.25%      0.03%      --      0.76%         --
SSgA Growth and Income ETF Portfolio--Class B.............    0.31%       0.25%      0.01%    0.24%     0.81%         --
SSgA Growth ETF Portfolio--Class B........................    0.32%       0.25%      0.03%    0.25%     0.85%         --
T. Rowe Price Mid Cap Growth Portfolio--Class B...........    0.75%       0.25%      0.03%      --      1.03%         --
Third Avenue Small Cap Value Portfolio--Class B...........    0.74%       0.25%      0.03%      --      1.02%       0.01%
                                                                                                                --------------

  MET INVESTORS SERIES TRUST PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                           NET TOTAL
                                                            ANNUAL
                                                           OPERATING
                                                           EXPENSES
--------------------------------------------------------------------
American Funds(R) Balanced Allocation Portfolio--Class C..   1.00%
American Funds(R) Growth Allocation Portfolio--Class C....   1.01%
American Funds(R) Moderate Allocation Portfolio--Class C..   0.99%
BlackRock Large Cap Core Portfolio--Class B...............   0.88%
Clarion Global Real Estate Portfolio--Class B.............   0.91%
Harris Oakmark International Portfolio--Class B...........   1.06%
Invesco Small Cap Growth Portfolio--Class B...............   1.11%
Janus Forty Portfolio--Class B............................   0.90%
Loomis Sayles Global Markets Portfolio--Class B...........   1.04%
Lord Abbett Bond Debenture Portfolio--Class B.............   0.79%
Lord Abbett Mid Cap Value Portfolio--Class B..............   1.00%
Met/Franklin Low Duration Total Return Portfolio--Class B.   0.80%
MetLife Aggressive Strategy Portfolio--Class B............   1.07%
MetLife Growth Strategy Portfolio--Class B................   1.00%
MFS(R) Research International Portfolio--Class B..........   0.95%
Morgan Stanley Mid Cap Growth Portfolio--Class B..........   0.96%
Oppenheimer Global Equity Portfolio--Class B..............   0.99%
PIMCO Inflation Protected Bond Portfolio--Class B.........   0.83%
PIMCO Total Return Portfolio--Class B.....................   0.76%
SSgA Growth and Income ETF Portfolio--Class B.............   0.81%
SSgA Growth ETF Portfolio--Class B........................   0.85%
T. Rowe Price Mid Cap Growth Portfolio--Class B...........   1.03%
Third Avenue Small Cap Value Portfolio--Class B...........   1.01%
                                                           ---------

  METROPOLITAN SERIES FUND--CLASS B PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                                            DISTRIBUTION          ACQUIRED    TOTAL
                                                                               AND/OR             FUND FEES  ANNUAL
                                                                 MANAGEMENT   SERVICE     OTHER      AND    OPERATING
                                                                    FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES
----------------------------------------------------------------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio.........................    0.25%       0.25%      0.04%      --      0.54%
BlackRock Bond Income Portfolio.................................    0.32%       0.25%      0.04%      --      0.61%
BlackRock Capital Appreciation Portfolio........................    0.70%       0.25%      0.03%      --      0.98%
BlackRock Large Cap Value Portfolio.............................    0.63%       0.25%      0.03%      --      0.91%
Davis Venture Value Portfolio...................................    0.70%       0.25%      0.03%      --      0.98%
Jennison Growth Portfolio.......................................    0.61%       0.25%      0.03%      --      0.89%
Loomis Sayles Small Cap Core Portfolio..........................    0.90%       0.25%      0.07%    0.10%     1.32%
Loomis Sayles Small Cap Growth Portfolio........................    0.90%       0.25%      0.06%      --      1.21%
Met/Artisan Mid Cap Value Portfolio.............................    0.81%       0.25%      0.04%      --      1.10%
MetLife Conservative Allocation Portfolio.......................    0.09%       0.25%      0.02%    0.54%     0.90%
MetLife Conservative to Moderate Allocation Portfolio...........    0.07%       0.25%      0.01%    0.58%     0.91%
MetLife Mid Cap Stock Index Portfolio...........................    0.25%       0.25%      0.07%    0.02%     0.59%
MetLife Moderate Allocation Portfolio...........................    0.06%       0.25%        --     0.63%     0.94%
MetLife Moderate to Aggressive Allocation Portfolio.............    0.06%       0.25%      0.01%    0.67%     0.99%
MetLife Stock Index Portfolio...................................    0.25%       0.25%      0.03%      --      0.53%
MFS(R) Total Return Portfolio...................................    0.55%       0.25%      0.05%      --      0.85%
MFS(R) Value Portfolio..........................................    0.70%       0.25%      0.03%      --      0.98%
MSCI EAFE(R) Index Portfolio....................................    0.30%       0.25%      0.11%    0.01%     0.67%
Neuberger Berman Genesis Portfolio..............................    0.82%       0.25%      0.04%      --      1.11%
Russell 2000(R) Index Portfolio.................................    0.25%       0.25%      0.08%    0.09%     0.67%
T. Rowe Price Large Cap Growth Portfolio........................    0.60%       0.25%      0.04%      --      0.89%
T. Rowe Price Small Cap Growth Portfolio........................    0.49%       0.25%      0.06%      --      0.80%
Western Asset Management Strategic Bond Opportunities Portfolio.    0.60%       0.25%      0.05%      --      0.90%
Western Asset Management U.S. Government Portfolio..............    0.47%       0.25%      0.03%      --      0.75%

  METROPOLITAN SERIES FUND--CLASS B PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                                  FEE WAIVER   NET TOTAL
                                                                    AND/OR      ANNUAL
                                                                    EXPENSE    OPERATING
                                                                 REIMBURSEMENT EXPENSES
----------------------------------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio.........................     0.01%       0.53%
BlackRock Bond Income Portfolio.................................     0.00%       0.61%
BlackRock Capital Appreciation Portfolio........................     0.01%       0.97%
BlackRock Large Cap Value Portfolio.............................     0.03%       0.88%
Davis Venture Value Portfolio...................................     0.05%       0.93%
Jennison Growth Portfolio.......................................     0.07%       0.82%
Loomis Sayles Small Cap Core Portfolio..........................     0.08%       1.24%
Loomis Sayles Small Cap Growth Portfolio........................     0.09%       1.12%
Met/Artisan Mid Cap Value Portfolio.............................       --        1.10%
MetLife Conservative Allocation Portfolio.......................     0.01%       0.89%
MetLife Conservative to Moderate Allocation Portfolio...........     0.00%       0.91%
MetLife Mid Cap Stock Index Portfolio...........................     0.00%       0.59%
MetLife Moderate Allocation Portfolio...........................     0.00%       0.94%
MetLife Moderate to Aggressive Allocation Portfolio.............     0.00%       0.99%
MetLife Stock Index Portfolio...................................     0.01%       0.52%
MFS(R) Total Return Portfolio...................................       --        0.85%
MFS(R) Value Portfolio..........................................     0.13%       0.85%
MSCI EAFE(R) Index Portfolio....................................     0.00%       0.67%
Neuberger Berman Genesis Portfolio..............................     0.01%       1.10%
Russell 2000(R) Index Portfolio.................................     0.00%       0.67%
T. Rowe Price Large Cap Growth Portfolio........................     0.01%       0.88%
T. Rowe Price Small Cap Growth Portfolio........................       --        0.80%
Western Asset Management Strategic Bond Opportunities Portfolio.     0.04%       0.86%
Western Asset Management U.S. Government Portfolio..............     0.02%       0.73%
                                                                 -----------------------

    The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

    Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

  EXAMPLES
  These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, Annual Contract Fees, if any, Separate Account charges, and underlying Portfolio fees and expenses.

  Examples 1 and 2 assume You purchased the Contract with optional benefits that resulted in the highest possible combination of charges. Examples 3 and 4 assume You purchased the Contract with no optional benefits that resulted in the least expensive combination of charges. Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $ 10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract, You elect to annuitize (select an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the e Class).

                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $321 $989  $1,693 $3,622
  Minimum........................................... $242 $751  $1,294 $2,818

  Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract with applicable Withdrawal Charges deducted.

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $666 $1,393 $2,184 $3,908
  Minimum........................................... $587 $1,157 $1,793 $3,127

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $366 $1,123 $1,914 $3,908
  Minimum........................................... $287   $887 $1,523 $3,127

  Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You fully surrender your Contract, You elect to annuitize (select on income payment type under which You receive payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the e Class).


                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $211 $650  $1,111 $2,371
  Minimum........................................... $133 $410    $703 $1,516

  Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Bonus Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You surrender your Contract with applicable charges deducted.


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $556 $1,056 $1,608 $2,669
  Minimum........................................... $478   $817 $1,207 $1,839

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).


                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $256 $786  $1,338 $2,669
  Minimum........................................... $178 $547    $937 $1,839

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

       See Appendix III

METLIFE

      Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

VARIABLE ANNUITIES

    This Prospectus describes a type of Variable Annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the Investment
Divisions You choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk.

The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is not available to all contract owners. The Fixed Interest Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or Variable Annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our Variable Annuity contracts to this Deferred Annuity, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any Withdrawal Charge. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the Withdrawal Charge described in the current Prospectus for the new Deferred Annuity. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered by this Prospectus. Then, You should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax-purposes; however, You should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, You can change one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Deferred Annuity Contract as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Deferred Annuity Contract, ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.

THE DEFERRED ANNUITY

    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA plans (ERISA and non-ERISA), IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or elect income payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in this Prospectus in two variations, which we call "classes." Your employer, association or other group contract holder may limit the availability of certain classes. If available, only the e Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. We also offer other classes of the Deferred Annuity. Each has its own Separate Account charge and applicable Withdrawal Charge (except e Class which has no Withdrawal Charge). The Deferred Annuity also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase the optional death benefit You receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Deferred Annuity to purchase, You should consider the amount of Separate Account and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the e Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   Guaranteed Minimum Income Benefit ("GMIB"); and

..   a Lifetime Withdrawal Guarantee Benefit ("LWG").

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contract owners will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

CLASSES OF THE DEFERRED ANNUITY

E CLASS

The e Class has a 0.50% annual Separate Account charge (0.75% in the case of each American Funds(R) Investment Division) and no Withdrawal Charge. If You choose the optional death benefit, the Separate Account charge would be 0.60%, or in the case of each American Funds(R) Investment Division, 0.85%.

THE E BONUS CLASS

You may purchase a Contract in the e Bonus Class before your 81st birthday. Under the e Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year, except for those purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and mutual funds that are products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are products of MetLife or its affiliates.) You may only receive the 3% credit if You are less than 66 years old at date of issue. The Bonus will be applied on a pro-rata basis to the Fixed Interest Account, if available, and the Investment Divisions of the Separate Account based upon your allocation for your purchase payments at the time the purchase payment is credited. The e Bonus Class may not be available in all states. The e Bonus Class has a 0.95% annual Separate Account charge (1.20% in the case of each American Funds(R) Investment Division) and a seven year Withdrawal Charge on the amount withdrawn. The Separate Account charge with the Standard Death Benefit declines 0.45% to 0.50% (0.75% in the case of each American Funds(R) Investment Division) after You have held the Contract for seven years. If You choose the optional death benefit, the Separate Account charge would be 1.05% or, in the case of each American Funds(R) Investment Division, 1.30%. The Separate Account charge with the Annual Step-Up Death Benefit declines 0.45% to 0.60% (0.85% in the case of each American Funds(R) Investment Division) after You have held the Contract for seven years.

Investment returns for the e Bonus Class Deferred Annuity may be lower than those for the e Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the e Bonus Class Deferred Annuity. (If the Fixed Interest Account is available, Fixed Interest Account rates for the e Bonus Class may be lower than those declared for the other classes.) Therefore, the choice between the e Bonus Class and the e Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the e Bonus Class Deferred Annuity will have higher returns than the e Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates contract values based upon hypothetical investment returns for a Deferred Annuity with the 3% credit (with and without the impact of a Withdrawal Charge) compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 0.95% (0.50% in years 8-10) (e Bonus Class Deferred Annuity) and 0.50% (e Class Deferred Annuity);

c) deduction of a Withdrawal Charge at a rate of 3% in years 1-7 with 10% of the Account Balance free of such charge in years 2 through 7 (none in years 8-10) (e Bonus Class Deferred Annuity) and none (e Class Deferred Annuity); and

d) an assumed investment return for the investment choices before Separate Account charges of 7.30% for each of 10 years.

-----------------------------------------------------------------------------------------------------------------------

                                                         e Bonus Class (0.95% Separate Account
                                                          charge and 3% Withdrawal Charge for   e Class (0.50% Separate
                                     e Bonus Class       first 7 years with 10% of the Account    Account charge and
                                (0.95% Separate Account  Balance free of such charge in years 2  no Withdrawal Charge
Contract Year                  charge for first 7 years)               through 7)                     all years)
-----------------------------------------------------------------------------------------------------------------------
1                                       $54,770                         $53,127                         $53,400
-----------------------------------------------------------------------------------------------------------------------
2                                       $58,248                         $56,675                         $57,031
-----------------------------------------------------------------------------------------------------------------------
3                                       $61,947                         $60,274                         $60,909
-----------------------------------------------------------------------------------------------------------------------
4                                       $65,881                         $64,102                         $65,051
-----------------------------------------------------------------------------------------------------------------------
5                                       $70,064                         $68,172                         $69,475
-----------------------------------------------------------------------------------------------------------------------
6                                       $74,513                         $72,501                         $74,199
-----------------------------------------------------------------------------------------------------------------------
7                                       $79,245                         $77,105                         $79,244
-----------------------------------------------------------------------------------------------------------------------
8                                       $84,633                         $84,633                         $84,633
-----------------------------------------------------------------------------------------------------------------------
9                                       $90,388                         $90,388                         $90,388
-----------------------------------------------------------------------------------------------------------------------
10                                      $96,535                         $96,535                         $96,534
-----------------------------------------------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the e Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year or the break-even point would otherwise occur sooner. The "break-even" point is when the Account Balance of an e Bonus Class Contract will equal the Account Balance of an e Class Contract, assuming equal initial purchase payments and a level rate of return, and thereafter, the Account Balance would be higher in the e Class Contract.

The decision to elect the e Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge and the Withdrawal Charge.

The guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity. Current rates for the e Bonus Class may be lower than those for the e Class of the Deferred Annuity.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities have a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below (based upon the Portfolios' legal names). (See Appendix IV Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Investment Divisions You choose. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 800-638-7732, or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.

                                                                                INVESTMENT MANAGER/
     PORTFOLIO                     INVESTMENT OBJECTIVE                        SUB-INVESTMENT MANAGER
     ---------                     --------------------                        ----------------------
                                               AMERICAN FUNDS
AMERICAN FUNDS BOND  SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS     CAPITAL RESEARCH AND MANAGEMENT COMPANY
FUND                 CONSISTENT WITH THE PRESERVATION OF CAPITAL.
AMERICAN FUNDS       SEEKS LONG-TERM GROWTH OF CAPITAL.                CAPITAL RESEARCH AND MANAGEMENT COMPANY
GLOBAL SMALL
CAPITALIZATION FUND
AMERICAN FUNDS       SEEKS GROWTH OF CAPITAL.                          CAPITAL RESEARCH AND MANAGEMENT COMPANY
GROWTH FUND
AMERICAN FUNDS       SEEKS LONG-TERM GROWTH OF CAPITAL AND             CAPITAL RESEARCH AND MANAGEMENT COMPANY
GROWTH-INCOME FUND   INCOME.
                                                CALVERT FUND
CALVERT VP SRI       SEEKS TO ACHIEVE A COMPETITIVE TOTAL RETURN       CALVERT INVESTMENT MANAGEMENT, INC.
BALANCED PORTFOLIO   THROUGH AN ACTIVELY MANAGED PORTFOLIO OF          SUB-INVESTMENT MANAGER: NEW AMSTERDAM
                     STOCKS, BONDS AND MONEY MARKET INSTRUMENTS        PARTNERS LLC
                     WHICH OFFER INCOME AND CAPITAL GROWTH
                     OPPORTUNITY AND WHICH SATISFY THE INVESTMENT
                     CRITERIA, INCLUDING FINANCIAL, SUSTAINABILITY AND
                     SOCIAL RESPONSIBILITY FACTORS.
                                             MET INVESTORS FUND
AMERICAN FUNDS(R)    SEEKS A BALANCE BETWEEN A HIGH LEVEL OF           METLIFE ADVISERS, LLC
BALANCED ALLOCATION  CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
PORTFOLIO            GREATER EMPHASIS ON GROWTH OF CAPITAL.
AMERICAN FUNDS(R)    SEEKS GROWTH OF CAPITAL.                          METLIFE ADVISERS, LLC
GROWTH ALLOCATION
PORTFOLIO
AMERICAN FUNDS(R)    SEEKS A HIGH TOTAL RETURN IN THE FORM OF          METLIFE ADVISERS, LLC
MODERATE ALLOCATION  INCOME AND GROWTH OF CAPITAL, WITH A GREATER
PORTFOLIO            EMPHASIS ON INCOME.
BLACKROCK LARGE CAP  SEEKS LONG-TERM CAPITAL GROWTH.                   METLIFE ADVISERS, LLC
CORE PORTFOLIO                                                         SUB-INVESTMENT MANAGER: BLACKROCK
                                                                       ADVISORS, LLC

                                                                                 INVESTMENT MANAGER/
     PORTFOLIO                     INVESTMENT OBJECTIVE                         SUB-INVESTMENT MANAGER
     ---------                     --------------------                         ----------------------
CLARION GLOBAL REAL  SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL    METLIFE ADVISERS, LLC
ESTATE PORTFOLIO     ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL      SUB-INVESTMENT MANAGER: CBRE CLARION
                     APPRECIATION AND CURRENT INCOME.                 SECURITIES LLC
HARRIS OAKMARK       SEEKS LONG-TERM CAPITAL APPRECIATION.            METLIFE ADVISERS, LLC
INTERNATIONAL                                                         SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES
PORTFOLIO                                                             L.P.
INVESCO SMALL CAP    SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
GROWTH PORTFOLIO                                                      SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                      INC.
JANUS FORTY          SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
PORTFOLIO                                                             SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                                                      MANAGEMENT LLC
LOOMIS SAYLES        SEEKS HIGH TOTAL INVESTMENT RETURN THROUGH A     METLIFE ADVISERS, LLC
GLOBAL MARKETS       COMBINATION OF CAPITAL APPRECIATION AND          SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
PORTFOLIO            INCOME.                                          COMPANY, L.P.
LORD ABBETT BOND     SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY    METLIFE ADVISERS, LLC
DEBENTURE PORTFOLIO  FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                     RETURN.                                          LLC
LORD ABBETT MID CAP  SEEKS CAPITAL APPRECIATION THROUGH               METLIFE ADVISERS, LLC
VALUE PORTFOLIO      INVESTMENTS, PRIMARILY IN EQUITY SECURITIES,     SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                     WHICH ARE BELIEVED TO BE UNDERVALUED IN THE      LLC
                     MARKETPLACE.
MET/FRANKLIN LOW     SEEKS A HIGH LEVEL OF CURRENT INCOME, WHILE      METLIFE ADVISERS, LLC
DURATION TOTAL       SEEKING PRESERVATION OF SHAREHOLDERS' CAPITAL.   SUB-INVESTMENT MANAGER: FRANKLIN ADVISERS,
RETURN PORTFOLIO                                                      INC.
METLIFE AGGRESSIVE   SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
STRATEGY PORTFOLIO
METLIFE GROWTH       SEEKS TO PROVIDE GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
STRATEGY PORTFOLIO
MFS(R) RESEARCH      SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
INTERNATIONAL                                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
PORTFOLIO                                                             FINANCIAL SERVICES COMPANY
MORGAN STANLEY MID   SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
CAP GROWTH PORTFOLIO                                                  SUB-INVESTMENT MANAGER: MORGAN STANLEY
                                                                      INVESTMENT MANAGEMENT INC.
OPPENHEIMER GLOBAL   SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
EQUITY PORTFOLIO                                                      SUB-INVESTMENT MANAGER: OPPENHEIMERFUNDS,
                                                                      INC.
PIMCO INFLATION      SEEKS MAXIMUM REAL RETURN, CONSISTENT WITH       METLIFE ADVISERS, LLC
PROTECTED BOND       PRESERVATION OF CAPITAL AND PRUDENT              SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
PORTFOLIO            INVESTMENT MANAGEMENT.                           MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN   SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH      METLIFE ADVISERS, LLC
PORTFOLIO            THE PRESERVATION OF CAPITAL AND PRUDENT          SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                     INVESTMENT MANAGEMENT.                           MANAGEMENT COMPANY LLC
SSGA GROWTH AND      SEEKS GROWTH OF CAPITAL AND INCOME.              METLIFE ADVISERS, LLC
INCOME ETF PORTFOLIO                                                  SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                      MANAGEMENT, INC.
SSGA GROWTH ETF      SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
PORTFOLIO                                                             SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                      MANAGEMENT, INC.
T. ROWE PRICE MID    SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
CAP GROWTH PORTFOLIO                                                  SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                      ASSOCIATES, INC.
THIRD AVENUE SMALL   SEEKS LONG-TERM CAPITAL APPRECIATION.            METLIFE ADVISERS, LLC
CAP VALUE PORTFOLIO                                                   SUB-INVESTMENT MANAGER: THIRD AVENUE
                                                                      MANAGEMENT LLC

                                                                                INVESTMENT MANAGER/
     PORTFOLIO                    INVESTMENT OBJECTIVE                         SUB-INVESTMENT MANAGER
     ---------                    --------------------                         ----------------------
                                               METROPOLITAN FUND
BARCLAYS AGGREGATE   SEEKS TO TRACK THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
BOND INDEX PORTFOLIO BARCLAYS U.S. AGGREGATE BOND INDEX.             SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                                                     MANAGEMENT, LLC
BLACKROCK BOND       SEEKS A COMPETITIVE TOTAL RETURN PRIMARILY      METLIFE ADVISERS, LLC
INCOME PORTFOLIO     FROM INVESTING IN FIXED-INCOME SECURITIES.      SUB-INVESTMENT MANAGER: BLACKROCK
                                                                     ADVISORS, LLC
BLACKROCK CAPITAL    SEEKS LONG-TERM GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
APPRECIATION                                                         SUB-INVESTMENT MANAGER: BLACKROCK
PORTFOLIO                                                            ADVISORS, LLC
BLACKROCK LARGE CAP  SEEKS LONG-TERM GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
VALUE PORTFOLIO                                                      SUB-INVESTMENT MANAGER: BLACKROCK
                                                                     ADVISORS, LLC
DAVIS VENTURE VALUE  SEEKS GROWTH OF CAPITAL.                        METLIFE ADVISERS, LLC
PORTFOLIO                                                            SUB-INVESTMENT MANAGER: DAVIS SELECTED
                                                                     ADVISERS, L.P.
JENNISON GROWTH      SEEKS LONG-TERM GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
PORTFOLIO                                                            SUB-INVESTMENT MANAGER: JENNISON ASSOCIATES
                                                                     LLC
LOOMIS SAYLES SMALL  SEEKS LONG-TERM CAPITAL GROWTH FROM             METLIFE ADVISERS, LLC
CAP CORE PORTFOLIO   INVESTMENTS IN COMMON STOCKS OR OTHER EQUITY    SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                     SECURITIES.                                     COMPANY, L.P.
LOOMIS SAYLES SMALL  SEEKS LONG-TERM CAPITAL GROWTH.                 METLIFE ADVISERS, LLC
CAP GROWTH PORTFOLIO                                                 SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                                                     COMPANY, L.P.
MET/ARTISAN MID CAP  SEEKS LONG-TERM CAPITAL GROWTH.                 METLIFE ADVISERS, LLC
VALUE PORTFOLIO                                                      SUB-INVESTMENT MANAGER: ARTISAN PARTNERS
                                                                     LIMITED PARTNERSHIP
METLIFE              SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH      METLIFE ADVISERS, LLC
CONSERVATIVE         GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.
ALLOCATION PORTFOLIO
METLIFE              SEEKS HIGH TOTAL RETURN IN THE FORM OF INCOME   METLIFE ADVISERS, LLC
CONSERVATIVE TO      AND GROWTH OF CAPITAL, WITH A GREATER
MODERATE ALLOCATION  EMPHASIS ON INCOME.
PORTFOLIO
METLIFE MID CAP      SEEKS TO TRACK THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
STOCK INDEX          STANDARD & POOR'S MIDCAP 400(R) COMPOSITE       SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
PORTFOLIO            STOCK PRICE INDEX.                              MANAGEMENT, LLC
METLIFE MODERATE     SEEKS A BALANCE BETWEEN A HIGH LEVEL OF         METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                     GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE MODERATE TO  SEEKS GROWTH OF CAPITAL.                        METLIFE ADVISERS, LLC
AGGRESSIVE
ALLOCATION PORTFOLIO
METLIFE STOCK INDEX  SEEKS TO TRACK THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
PORTFOLIO            STANDARD & POOR'S 500(R) COMPOSITE STOCK        SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                     PRICE INDEX.                                    MANAGEMENT, LLC
MFS(R) TOTAL RETURN  SEEKS A FAVORABLE TOTAL RETURN THROUGH          METLIFE ADVISERS, LLC
PORTFOLIO            INVESTMENT IN A DIVERSIFIED PORTFOLIO.          SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                     FINANCIAL SERVICES COMPANY
MFS(R) VALUE         SEEKS CAPITAL APPRECIATION.                     METLIFE ADVISERS, LLC
PORTFOLIO                                                            SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                     FINANCIAL SERVICES COMPANY
MSCI EAFE(R) INDEX   SEEKS TO TRACK THE PERFORMANCE OF THE MSCI      METLIFE ADVISERS, LLC
PORTFOLIO            EAFE(R) INDEX.                                  SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                                                     MANAGEMENT, LLC
NEUBERGER BERMAN     SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY METLIFE ADVISERS, LLC
GENESIS PORTFOLIO    OF CAPITAL APPRECIATION.                        SUB-INVESTMENT MANAGER: NEUBERGER BERMAN
                                                                     MANAGEMENT LLC


               PORTFOLIO                              INVESTMENT OBJECTIVE
               ---------                              --------------------
RUSSELL 2000(R) INDEX PORTFOLIO           SEEKS TO TRACK THE PERFORMANCE OF THE RUSSELL
                                          2000(R) INDEX.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL AND,
                                          SECONDARILY, DIVIDEND INCOME.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO  SEEKS LONG-TERM CAPITAL GROWTH.


WESTERN ASSET MANAGEMENT STRATEGIC BOND   SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
OPPORTUNITIES PORTFOLIO                   WITH PRESERVATION OF CAPITAL.

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT  SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
PORTFOLIO                                 WITH PRESERVATION OF CAPITAL AND MAINTENANCE
                                          OF LIQUIDITY.

                                                     INVESTMENT MANAGER/
               PORTFOLIO                            SUB-INVESTMENT MANAGER
               ---------                            ----------------------
RUSSELL 2000(R) INDEX PORTFOLIO           METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                          MANAGEMENT, LLC
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                          ASSOCIATES, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                          ASSOCIATES, INC.
WESTERN ASSET MANAGEMENT STRATEGIC BOND   METLIFE ADVISERS, LLC
OPPORTUNITIES PORTFOLIO                   SUB-INVESTMENT MANAGER: WESTERN ASSET
                                          MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT  METLIFE ADVISERS, LLC
PORTFOLIO                                 SUB-INVESTMENT MANAGER: WESTERN ASSET
                                          MANAGEMENT COMPANY

INVESTMENT CHOICES WHICH ARE FUND OF FUNDS

The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Growth Strategy Portfolio
MetLife Aggressive Strategy Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

..   Your employer, association or other group contract holder limits the available Investment Divisions.

..   We have restricted the available Investment Divisions.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds(R) Portfolios are made available by the Calvert Fund and the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

Certain Payments We Receive with Regard to the Portfolios. An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate, MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the

Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. (See the Table of Expenses and "Who Sells the Deferred Annuities".) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR DEFERRED ANNUITY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells The Deferred Annuities".)

DEFERRED ANNUITIES


   This Prospectus describes the following Deferred Annuities under which You can accumulate money:


  .   TSA (Tax Sheltered Annuities)

  .   TSA ERISA (Tax Sheltered Annuities subject to ERISA)

  .   SEPs (Simplified Employee Pensions)

  . SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

  .   457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)

  .   403(a) Arrangements

A form of the Deferred Annuity may be issued to a bank that does nothing but hold them as a contract holder.

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THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

   These Deferred Annuities may be issued either to You as an individual or to a group. You are then a participant under the group's Deferred Annuity.

If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to You.

403(B) PLAN TERMINATIONS

Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes".) Contract Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding vehicle or annuity contract issued by us or one of our affiliates, which may avoid a Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Withdrawal Charge and withholding. In addition, You would forfeit any accrued benefit under a GMIB or LWG rider or guaranteed death benefit.

If You receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of a Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.

AUTOMATED INVESTMENT STRATEGIES


   There are four automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The Index Selector is not available with a Deferred Annuity with the optional LWG. These are available to You without any additional charges. As with any investment program, none of them can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while You also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.

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

The Equity Generator(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Investment Division based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.


The Index Selector(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is divided among the Barclays Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Investment Divisions and the Fixed Interest Account. Each quarter the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.


In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the mode that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The Allocator/SM/: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


We will terminate all transactions under any automated investment strategy upon notification of your death.

PURCHASE PAYMENTS

   There is no minimum purchase payment. You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.

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

We will not issue the Deferred Annuity to You if You are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in the Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the e Bonus Class (generally not available for purchase payments which consist of money from eligible rollover distributions or direct transfers from mutual funds that are products of MetLife or its affiliates), unless You are less than 66 years old at date of issue. We will not accept your purchase payments if You are age 90 or older.

PURCHASE PAYMENTS--SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements, which were generally effective January 1, 2009. As part of these regulations, employers need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account, if available, and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

..   Our right to restrict purchase payments to the Fixed Interest Account if
    (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

..   Participation in the Systematic Withdrawal Program (as described later); and

..   Leaving your job.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division (as well as when we apply the Annual Contract Fee and the GMIB or LWG charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

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This is how we calculate the Accumulation Unit Value for each Investment
Division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.


   Examples
   Calculating the Number of Accumulation Units

   Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

   You may make tax-free transfers among Investment Divisions or between the Investment Divisions and the Fixed Interest Account, if available. For us to process a transfer, You must tell us:

..   The percentage or dollar amount of the transfer;

..   The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

..   The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

..   Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

We may require You to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).

                                                                             29

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The following is a discussion of our frequent transfer/reallocation policies and procedures. They apply both to the "pay-in" and "pay-out" phase of your Deferred Annuity.

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving, arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., American Funds Global Small Capitalization, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Third Avenue Small Cap Value, and Western Asset Management Strategic Bond Opportunities--the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category;
(2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30 day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations . Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our

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
current transfer/reallocation limits, we require future transfer/reallocation requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner to engage in frequent transfers/reallocations ; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered in a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash

                                                                             31

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position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

ACCESS TO YOUR MONEY

   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The investment divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option. The Systematic Withdrawal Program is not available to the e Bonus Class of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount You will receive based on your new Account Balance.

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

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request the payment by the 20th of the month). We must receive your request in Good Order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

See "Lifetime Withdrawal Guarantee Benefit -- Annual Benefit
Payment -- Systematic Withdrawal Program" for more information concerning utilizing the Systematic Withdrawal Program in conjunction with the Lifetime Guaranteed Withdrawal Benefit.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.

CHARGES

  There are two types of charges You pay while You have money in an Investment
  Division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.

SEPARATE ACCOUNT CHARGE

Each class of the Deferred Annuity has a different annual Separate Account charge that is expressed as a percentage of average account value. A portion of the annual Separate Account charge is paid us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 0.50% for the e Class and 0.95% for the e Bonus Class of the average value of the amounts in the Investment Divisions, or, in the case of each American Funds(R) Investment Division, 0.75% for the e Class and 1.20% for the e Bonus Class.

This charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers. The Separate Account charges You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract.

                           SEPARATE ACCOUNT CHARGES*

                                                           e Bonus
                                                   e Class  Class
                                                   ------- -------
             StandardDeath Benefit                  0.50%   0.95%
             -----------------------------------------------------
             OptionalAnnual Step-Up Death Benefit   0.60%   1.05%
             -----------------------------------------------------

    * We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Investment Divisions.

        We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Investment Divisions.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. Class B shares available in the Metropolitan Fund and the Met Investors Fund have a 0.25% 12b-1 Plan fee. Class C shares available in the Met Investors Fund have a 0.55% 12b-1 Plan fee, Class 2 shares available in the American Funds(R) have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

  There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the Investment Divisions on the last business day prior to the Contract
Anniversary. This fee is waived if your Account Balance is at least $50,000 on the day the fee is to be deducted. This fee will also be waived if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contract holder.

OPTIONAL GMIB

The optional GMIB is available for an additional charge of 0.70% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance). If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the guaranteed minimum income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009, which elected to make available the GMIB under their group Contract, participants, who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

OPTIONAL LWG

The LWG is available for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted at the end of each Contract Year, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If the LWG is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero. Prior to May 4, 2009, the charge for the optional LWG prior to any Automatic Step-Up is 0.50% of the Total Guaranteed Withdrawal Amount and the maximum charge upon an Automatic Annual Step-Up is 0.95%.

PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. The chart in Appendix I shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

    A Withdrawal Charge may apply if You make a withdrawal from your e Bonus Class Deferred Annuity. There are no Withdrawal Charges for the e Class or
in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charges Applies"). The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made. The Withdrawal Charge is assessed against the amount withdrawn.

For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The Withdrawal Charge on the amount withdrawn for each class is as follows:


            IF WITHDRAWN DURING CONTRACT YEAR  E CLASS E BONUS CLASS
            ---------------------------------  ------- -------------
                       1......................  None         3%
                       2......................               3%
                       3......................               3%
                       4......................               3%
                       5......................               3%
                       6......................               3%
                       7......................               3%
                       Thereafter.............               0%

The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.

DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Optional Death Benefit" and "Living Benefits". The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.

WHEN NO WITHDRAWAL CHARGE APPLIES TO THE E BONUS CLASS

In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.

You do not pay a Withdrawal Charge:

..   On transfers You make within your Deferred Annuity among Investment
    Divisions and transfers to or from the Fixed Interest Account.

..   On the amount surrendered after seven Contract Years.

..   If You choose payments over one or more lifetimes, except, in certain cases, under the GMIB.

..   If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

..   After the first Contract Year, if You withdraw up to 10% of your total
    Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

..   If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only Contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

..   The Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement
    Rider and Waiver of Withdrawal Charge for Terminal Illness Rider are only available if You are less than 80 years old on the Contract issue date. For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, except in Massachusetts and South Dakota (as of the close of the New York Stock Exchange on December 31, 2012 for the Nursing Home or Hospital Confinement Rider), and your Contract provides for these riders to withdrawals to which a Withdrawal Charge would otherwise apply, if You as owner or participant under a Contract:

..   have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

..   are diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the participant continuously since the issue of the Contract.

..   If You have transferred money which is not subject to a withdrawal charge
    (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

..   If You make a direct transfer to other investment vehicles we have pre-approved.

..   If your plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

..   If approved in your state, and if You elect the LWG and take your Annual
    Benefit Payment through the Systematic Withdrawal Program and only withdraw your Annual Benefit Payment.

..   Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

..   If approved in your state, and after the first Contract Year, if You elect the LWG and only make withdrawals each Contract Year that do not exceed on a cumulative basis your Annual Benefit Payment.

..   If permitted in your state, for TSA, TSA ERISA, 457(b) and 403(a) Deferred
    Annuities, if You make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates and we agree.

FREE LOOK

   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in Good Order.

For the TSA Deferred Annuity, any 3% credit from purchase payments does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide You under your Deferred Annuity is that your Beneficiaries will be protected during the "pay-in" phase against market downturns. You name your Beneficiary(ies).

If You intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

The standard death benefit is described below. An additional optional death benefit is described in the "Optimal Benefits" section. Check your Contract and riders for the specific provisions applicable to You. The additional optional death benefit may not be available in your state (check with your registered representative regarding availability).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.

TOTAL CONTROL ACCOUNT

The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

STANDARD DEATH BENEFIT

If You die during the pay-in phase and You have not chosen the optional death benefit, the death benefit the Beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

                                    EXAMPLE

----------------------------------------------------------------------------------------------------
                                                          Date                       Amount
                                              ------------------------------ -----------------------
A   Initial Purchase Payment                            10/1/2013                   $100,000
----------------------------------------------------------------------------------------------------
B   Account Balance                                     10/1/2014                   $104,000
                                              (First Contract Anniversary)
----------------------------------------------------------------------------------------------------
C   Death Benefit                                    As of 10/1/2014                $104,000
                                                                             (= greater of A and B)
----------------------------------------------------------------------------------------------------
D   Account Balance                                     10/1/2015                   $90,000
                                              (Second Contract Anniversary)
----------------------------------------------------------------------------------------------------
E   Death Benefit                                       10/1/2015                   $100,000
                                                                             (= greater of A and D)
----------------------------------------------------------------------------------------------------
F   Withdrawal                                          10/2/2015                    $9,000
----------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Balance             10/2/2015                     10%
                                                                                    (= F/D)
----------------------------------------------------------------------------------------------------
H   Account Balance after Withdrawal                    10/2/2015                   $81,000
                                                                                    (= D-F)
----------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal         As of 10/2/2015                $90,000
                                                                                 [= A-(A X G)]
----------------------------------------------------------------------------------------------------
J   Death Benefit                                       10/2/2015                   $90,000
                                                                             (= greater of H and I)
----------------------------------------------------------------------------------------------------

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.

There are no loans.

OPTIONAL DEATH BENEFIT

Please note that the decision to purchase the optional death benefit is made at the time of application and is irrevocable. The optional death benefit is available subject to state approval. Your employer, association or other group contract holder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefit purchased with this Contract. See your employer for more information about the availability and features of account reduction loans.)

ANNUAL STEP-UP DEATH BENEFIT

   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans; or

2. Total purchase payments, reduced proportionately for withdrawals and any outstanding loans (including any applicable Withdrawal Charge); or

3. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge);

  . On each Contract Anniversary before your 81st birthday, compare the (1) then Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:

-----------------------------------------------------------------------------------------------------
                                                           Date                       Amount
                                               ------------------------------ -----------------------
A   Initial Purchase Payment                             10/1/2013                   $100,000
-----------------------------------------------------------------------------------------------------
B   Account Balance                                      10/1/2014                   $104,000
                                               (First Contract Anniversary)
-----------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)         As of 10/1/2014                $104,000
                                                                              (= greater of A and B)
-----------------------------------------------------------------------------------------------------
D   Account Balance                                      10/1/2015                   $90,000
                                               (Second Contract Anniversary)
-----------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year                 10/1/2015                   $104,000
    Anniversary)                                                              (= greater of C and D)
-----------------------------------------------------------------------------------------------------
F   Withdrawal                                           10/2/2015                    $9,000
-----------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Balance              10/2/2015                     10%
                                                                                     (= F/D)
-----------------------------------------------------------------------------------------------------
H   Account Balance after Withdrawal                     10/2/2015                   $81,000
                                                                                     (= D-F)
-----------------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for             As of 10/2/2015                $93,600
    Withdrawal                                                                   (= E - (E X G))
-----------------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2015                   $93,600
                                                                              (= greater of H and I)
-----------------------------------------------------------------------------------------------------

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.

The purchaser is age 60 at issue.

There are no loans.

LIVING BENEFITS

GMIB--(MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

We offer the GMIB that, for an additional charge, offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). Our guaranteed income benefit, called GMIB, is designed to allow You to invest your Account Balance in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect to receive income payments ("annuitize"). The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Balance at the time You elect income payments. Prior to exercising this optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level and still maintain the optional benefit amount. This optional benefit must be elected at Contract issue.

This optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT BALANCE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.

The GMIB is available in all states except New York. In the states of Montana, Utah and West Virginia, GMIB is only available for elective TSA (non-ERISA) and SEP/SIMPLE Deferred Annuities. In Oregon, GMIB is only available for TSA ERISA, 403(a) and 457(b) Deferred Annuities.

Once elected, the optional benefit cannot be terminated except as discussed below.

GMIB AND QUALIFIED CONTRACTS

THE GMIB MAY HAVE LIMITED USEFULNESS IN CONNECTION WITH A QUALIFIED CONTRACT, SUCH AS TSA, TSA ERISA, IRA, 403(A) OR 457(B), IN CIRCUMSTANCES WHERE, DUE TO THE TEN YEAR WAITING PERIOD AFTER PURCHASE, THE OWNER IS UNABLE TO EXERCISE THE BENEFIT UNTIL AFTER THE REQUIRED BEGINNING DATE OF REQUIRED MINIMUM DISTRIBUTIONS UNDER THE CONTRACT. In such event, required minimum distributions received from the Contract during the ten year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. THIS MAY HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF ANNUITY PAYMENTS UNDER THE GMIB. YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO ELECTING A GMIB.

If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see "When We Can Cancel Your Contract"), your Contract lapses for any reason, or, in those instances where your employer has the ability to do so, your employer terminates the Contract, and there remains any income base, You forfeit your income base and any further rights to the GMIB.

FACTS ABOUT THE GUARANTEED INCOME BENEFIT

INCOME BASE AND GMIB INCOME PAYMENTS. We calculate an "income base" (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT BALANCE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and not more than 30 days after the Contract Anniversary following your 85th birthday, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments. Your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

If your employer, association or other group contract holder has instituted account reduction loans for its plan or arrangement, You have taken a loan and You have also purchased the GMIB, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the Contract for purposes of determining the income base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the Contract for the purposes of determining the income base.

THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR AN OPTIONAL BENEFIT YOU DID NOT USE.

DESCRIPTION OF THE GMIB

In states where approved, the GMIB is available only up to but not including age 76 and You can only elect the GMIB at the time You purchase the Contract. THE GMIB MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY FOLLOWING YOUR 85TH BIRTHDAY.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

    (i) is purchase payments accumulated at the Annual Increase Rate of 6% (as defined below); and

    (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance.

ANNUAL INCREASE RATE. As noted above we calculate an income base under the GMIB that helps determine the minimum amount You receive as an income payment upon exercising the benefit. One of the factors used in calculating the income base is called the "annual increase rate." Through the Contract Anniversary immediately prior to the your 81st birthday, the Annual Increase Rate is 6%.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

During the 30 day period following the Contract Anniversary immediately prior to the your 81st birthday, the annual increase rate is 0%.

WITHDRAWAL ADJUSTMENTS.   Withdrawal adjustments in a Contract Year are
determined according to (a) or (b):

    (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or

    (b) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted. No change in owner of the Contract or participant is permitted.

In determining GMIB income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (I.E., bonus payments) are not included.

EXERCISING THE GMIB. The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If You decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

Lifetime Income Annuity for Two is available if the ages of the joint Annuitants are 10 years apart or less (or as permissible under our then current underwriting requirements, if more favorable).

EFFECT OF OUTSTANDING LOANS ON THE GMIB. YOU MAY NOT EXERCISE THIS BENEFIT IF YOU HAVE AN OUTSTANDING LOAN BALANCE. YOU MAY EXERCISE THIS BENEFIT IF YOU REPAY YOUR OUTSTANDING LOAN BALANCE. IF YOU DESIRE TO EXERCISE THIS BENEFIT AND HAVE AN OUTSTANDING LOAN BALANCE AND REPAY THE LOAN BY MAKING A PARTIAL WITHDRAWAL, YOUR INCOME BASE WILL BE REDUCED TO ADJUST FOR THE REPAYMENT OF THE LOAN, ACCORDING TO THE FORMULA DESCRIBED ABOVE.

TERMINATING THE GMIB.   This benefit will terminate upon the earliest of:

1. The 30th day following the Contract Anniversary following Your 85th birthday;

2. The date You make a total withdrawal of your Account Balance (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

3. You elect to receive income payments under the Contract and You do not elect to receive income payments under the GMIB (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

4. On the day there are insufficient amounts to deduct the charge for the GMIB from Your Account Balance; or

5. If You die.

For more information on when we may or may not terminate your Contract, see "When We Can Cancel Your Deferred Annuity".

CHARGES. The GMIB is available in Deferred Annuities for an additional charge of 0.70% (except for the states of Texas and Virginia for TSA ERISA, 403(a) and 457(b) Deferred Annuities and except for the state of Pennsylvania for TSA, SEP and SIMPLE IRA Deferred Annuities, where the charge is 0.35%) of the income base, deducted at the end of each Contract Year on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

GRAPHIC. The purpose of the following graphic is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. THE GRAPHIC DOES NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR PENALTIES.

(1)THE 6% ANNUAL INCREASE AMOUNT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Investment Divisions You selected. Your purchase payments accumulate at the annual increase rate of 6%, until the Contract Anniversary on or immediately after the contract owner's 81st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges "the 6% Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

                         [6% Annual Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your 6% Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 6% Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

[10 Year Waiting Period with 6% Annual Income Base and Annuity for life CHART]

(2)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value at each Contract Anniversary begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                 [Highest  Account Balance Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]

(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the two components of the income base (the 6% Annual Increase Amount of the Income Base and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the income base and the Account Balance will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary on or following the contract owner's 80th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

[10 Year Waiting Period with Highest Account Balance Income Base and 6% Annual
                              Income Base Chart]

   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. THEREFORE, IF YOUR ACCOUNT BALANCE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

[10 Year Waiting Period with Highest Account Balance Income Base and 6% Annual
                Income Base with Income Annuity for Life Chart]

EXAMPLE:

(This calculation ignores the impact of Highest Anniversary Value which could further increase the guaranteed minimum income base.)

    Age 55 at issue
    Purchase Payment = $100,000.
    No additional purchase payments or partial withdrawals.
    Guaranteed minimum income base at age 65 = $100,000 X 1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

    Guaranteed minimum income floor = guaranteed minimum income base applied to the GMIB annuity table.

    GMIB annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

    $179,085 X $4.21 = $754 per month.
    $1,000

-------------------------------------------------------------------------------------
        Issue Age               Age at Pay-Out        Guaranteed Minimum Income Floor
-------------------------------------------------------------------------------------
           55                         65                           $754
-------------------------------------------------------------------------------------
                                      70                          $1,131
-------------------------------------------------------------------------------------
                                      75                          $1,725
-------------------------------------------------------------------------------------

The above chart ignores the impact of premium and other taxes.

LWG

In states where approved, we offer the LWG for elective TSA (non-ERISA), SEP and SIMPLE IRA Deferred Annuities. If You elect the LWG, Roth TSA purchase payments may be permitted. THE LWG DOES NOT ESTABLISH OR GUARANTEE AN ACCOUNT BALANCE OR MINIMUM RETURN FOR ANY INVESTMENT DIVISION. THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AND TOTAL GUARANTEED WITHDRAWAL AMOUNT ARE NOT AVAILABLE FOR WITHDRAWAL AS A LUMP SUM. WITHDRAWALS ARE SUBJECT TO APPLICABLE CONTRACT WITHDRAWAL CHARGES UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE YOUR ANNUAL BENEFIT PAYMENT UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. Ordinary income taxes apply to withdrawals under this benefit and an additional 10% penalty tax may apply if You are under age 59 1/2. Consult your own tax adviser to determine if an exception to the 10% penalty tax applies. You may not have this benefit and the GMIB in effect at the same time. You should carefully consider if the LWG is best for You. Here are some of the key features of the LWG.

..   Guaranteed Payments for Life. So long as You make your first withdrawal on or after the date You reach age 59 1/2, the LWG guarantees that we will make payments to You over your lifetime, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

..   Automatic Annual Step-Ups. The LWG provides automatic step-ups on each
    Contract Anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the Automatic Step-Ups will occur only prior to the owner's 86th birthday.

..   Withdrawal Rates. The LWG uses a 5% withdrawal rate to determine the Annual
    Benefit Payment.

..   Cancellation. The LWG provides the ability to cancel the rider every five
    Contract Years for the first fifteen Contract Years and annually thereafter within 30 days following the eligible Contract Anniversary.

..   Allocation Restrictions. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and certain Investment Divisions (as described below).

..   TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE LWG RIDER IS
    UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT BALANCE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.

..   Rider Charges. We will continue to assess the LWG rider charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero.

..   Qualified Plans. If your plan determines to terminate the Contract at a time when You have elected LWG, You forfeit any income base and any other rights to the LWG You have accrued under the LWG upon termination of the Contract.

In considering whether to purchase the LWG, You must consider your desire for protection and the cost of the benefit with the possibility that had You not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, You should consider the impact of inflation. Even relatively low levels of inflation may have significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the LWG, however, does not assure that You will receive strong, let alone any, return on your investments. The LWG must be elected at Contract issue; You must be age 80 or younger at time of purchase.

TOTAL GUARANTEED WITHDRAWAL AMOUNT.   The Total Guaranteed Withdrawal Amount
may be referred to as the "income base" in marketing or other materials. The Total Guaranteed Withdrawal Amount is the minimum amount that You are guaranteed to receive over time while the LWG is in effect. We assess the LWG charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., credit or bonus payments). The Total Guaranteed Withdrawal Amount is increased by each additional purchase payments (up to a maximum benefit amount of $5,000,000). If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount). THIS REDUCTION MAY BE SIGNIFICANT.

Cumulative withdrawals in a given Contract Year will not decrease the Total Guaranteed Withdrawal Amount if such withdrawals do not exceed the Annual Benefit Payment in that Contract Year.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by each additional purchase payment without taking into account any purchase payment credits (i.e., credit or bonus payments). The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described below. All withdrawals (including applicable Withdrawal Charges) reduce the Remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount). If the withdrawal exceeds the Annual Benefit Payment, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). THIS REDUCTION MAY BE SIGNIFICANT. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternative death benefit available under the LWG. (See "Additional Information" below.)

5% COMPOUNDING INCOME AMOUNT. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that You have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

..   reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed
    Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;

..   reset the Annual Benefit Payment equal to 5% of the Total Guaranteed
    Withdrawal Amount after the Step-Up; and

..   may reset the LWG charge to the then current charge, up to a maximum of
    0.95% for the same optional benefit.

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG charge, and we elect to increase the benefit charge in connection with the Step-Up we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary).

Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $5,000,000 because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. The Annual Benefit Payment may be referred to as "annual income amount" in marketing or other materials. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding amount, the Automatic Annual Step-Up, or Withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

IMPORTANT TO NOTE.

..   If You take your first withdrawal before the date You reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take withdrawals greater than the Annual Benefit Payment; however, You will not be guaranteed income for the rest of your life.

..   If You take your first withdrawal on or after the date You reach age
    59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life. Therefore, You will be guaranteed income for life.

YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS IF YOU HAVE ELECTED THE LWG. IF YOU BEGIN WITHDRAWALS TOO SOON, YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REMAINING GUARANTEED WITHDRAWAL AMOUNT ARE NO LONGER INCREASED BY THE 5% ANNUAL COMPOUNDING INCREASE. ON THE OTHER HAND, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY), AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

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You have the option of receiving withdrawals under the LWG or receiving payments under a pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization.

At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG. This may provide higher income amounts and/or different tax treatment than the payments received under the LWG.

EFFECT OF OUTSTANDING LOANS ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REMAINING GUARANTEED WITHDRAWAL AMOUNT. If there is an outstanding loan balance (including loans in default which we cannot offset or collect due to tax restrictions), any additional withdrawals will be treated as withdrawals in excess of the Annual Benefit Payment. In that event, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

In the event an outstanding loan balance is in default and we can withdraw the defaulted amount from your Account Balance, if the amount of the default does not exceed the Annual Benefit Payment, then the Total Guaranteed Withdrawal Amount will not be decreased. If the amount of the default exceeds the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

Also, an additional reduction will be made to the Remaining Guaranteed Withdrawal Amount. This additional reduction will be equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Remaining Guaranteed Withdrawal Amount, no reduction will be made.

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a Withdrawal Charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. IF A WITHDRAWAL FROM YOUR CONTRACT DOES RESULT IN ANNUAL WITHDRAWALS DURING A CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL BE RECALCULATED AND THE ANNUAL BENEFIT PAYMENT WILL BE REDUCED TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE. IN ADDITION, AS NOTED ABOVE, IF A WITHDRAWAL RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE REMAINING GUARANTEED WITHDRAWAL AMOUNT WILL ALSO BE REDUCED BY AN ADDITIONAL AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AFTER THE WITHDRAWAL AND THE ACCOUNT BALANCE AFTER THE WITHDRAWAL (IF SUCH ACCOUNT BALANCE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT). THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. A WITHDRAWAL THAT RESULTS IN CUMULATIVE WITHDRAWALS IN THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT THAT REDUCES THE ACCOUNT BALANCE TO ZERO WILL TERMINATE THE CONTRACT.

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

You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

SYSTEMATIC WITHDRAWAL PROGRAM. If available in your state, You may choose to take your Annual Benefit Payment under the Systematic Withdrawal Program, including the first Contract Year. If You do so, any Withdrawal Charges that would otherwise apply to such withdrawals will be waived. Your Systematic Withdrawal Program withdrawal amount will be adjusted on each Contract Anniversary for any changes in the Annual Benefit Payment as a result of Automatic Annual Step-Ups, additional purchase payments or transfers received during the Contract Year. Any withdrawals taken outside of the Systematic Withdrawal Program will cause the Systematic Withdrawal Program to terminate. If the commencement of the Systematic Withdrawal Program does not coincide with a Contract Anniversary, the initial Systematic Withdrawal Program period will be adjusted to end on a Contract Anniversary.

REQUIRED MINIMUM DISTRIBUTIONS. You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the following Investment Divisions:

1. MetLife Conservative Allocation Investment Division

2. MetLife Conservative to Moderate Allocation Investment Division

3. MetLife Moderate Allocation Investment Division

4. MetLife Moderate to Aggressive Allocation Investment Division

CANCELLATION. You may elect to cancel the LWG every fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the LWG will terminate, we will no longer deduct the LWG charge, and the allocation restrictions described above will no longer apply. The Contract, however, will continue.

TERMINATION.  The LWG will terminate upon the earliest of:

1. The date of a full withdrawal of the Account Balance (A pro rata portion of the annual charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

2. The date the Account Balance is applied to a pay-out option (A pro-rata portion of the annual charge for this rider will be assessed);

3. The date there are insufficient funds to deduct the charge from your Account Balance and your Contract is thereby terminated (whatever Account Balance is available to pay the annual charge for the benefit will be applied; You are

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
   still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met; however, You will have no other benefits under the Contract);

4. The date a defaulted loan balance, once offset, causes the Account Balance to reduce to zero;

5. The contract owner dies;

6. There is a change in contract owner, for any reason, unless we agree otherwise (A pro-rata portion of the annual charge for this rider will be assessed);

7. The Contract is terminated (A pro-rata portion of the annual charge for this rider will be assessed except for termination because of death of the owner, then no charge will be assessed based on the period from the most recent Contract Anniversary to the date of termination takes effect); or

8. The effective date of cancellation of this benefit.

ADDITIONAL INFORMATION. The LWG may affect the death benefit available under your Contract. If the owner should die while the LWG is in effect, an alternative death benefit amount will be calculated under the LWG that can be taken in a lump sum. The LWG death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals and any outstanding loan balance. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the basic death benefit, the additional death benefit amount calculated under the LWG as described above, or the Annual Step-Up Death Benefit, if that benefit had been purchased by the owner). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. Federal income tax law generally requires that such payments be substantially equal and begin over a period no longer than the Beneficiary's remaining life expectancy with payments beginning no later than the end of the calendar year immediately following the year of your death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirement). If You terminate the LWG because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the LWG charge; or (3) the contract owner dies, You may not make additional purchase payments under the Contract.

LWG CHARGE. The LWG is available in Deferred Annuities for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may reset the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, than the charge for the benefit will not increase upon an Automatic Annual Step Up. IF THE LWG IS IN EFFECT, THE CHARGE WILL CONTINUE EVEN IF YOUR REMAINING GUARANTEED WITHDRAWAL AMOUNT EQUALS ZERO.

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EXAMPLES

The purpose of these examples is to illustrate the operation of the LWG. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. For purposes of the examples, it is assumed that no loans have been taken.

LWG

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.

                                    [CHART]

                    Annual Benefit     Cumulative           Account
                       Payment         Withdrawals          Balance
                    --------------     -----------        -----------
              1        $5,000           $ 5,000           $100,000.00
              2         5,000            10,000             90,250.00
              3         5,000            15,000             80,987.50
              4         5,000            20,000             72,188.13
              5         5,000            25,000             63,828.72
              6         5,000            30,000             55,887.28
              7         5,000            35,000             48,342.92
              8         5,000            40,000             41,175.77
              9         5,000            45,000             34,366.98
             10         5,000            50,000             27,898.63
             11         5,000            55,000             21,753.70
             12         5,000            60,000             15,916.02
             13         5,000            65,000             10,370.22
             14         5,000            70,000              5,101.71
             15         5,000            75,000                 96.62
             16         5,000            80,000                     0
             17         5,000            85,000                     0
             18         5,000            90,000            -13,466.53
             19         5,000            95,000                     0
             20         5,000           100,000                     0




   2. When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

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Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000
- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% X $65,000 = $3,250.

B. LWG -- 5% Compounding Amount

Assume that a Contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%).

The Total Guaranteed Withdrawal Amount will increase by 5% of the Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

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

If the first withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

                                    [CHART]

        Delay taking withdrawals and receive higher guaranteed payments

                            Year of First Withdrawal

  1      2      3      4      5      6      7      8      9      10     11
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5,000  5,250  5,513  5,788  6,078  6,381  6,700  7,036  7,387  7,757  8,144



C. LWG -- Automatic Annual Step-Ups and 5% Compounding Amount (No Withdrawals or loans)

Assume that a Contract had an initial purchase payment of $100,000. Assume that no withdrawals or loans are taken.

At the first Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Provided that no withdrawals or loans are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these Contract Years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

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At the 10th Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

LWG--AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING AMOUNT (NO WITHDRAWALS OR
LOANS)

                                    [CHART]



PAY-OUT OPTIONS (OR INCOME OPTIONS)

   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable Contract fees and any outstanding loans), then we apply the net amount to the option. See " Income Taxes" for a discussion of partial annuitizations. You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, You may not be older than 95 years old to select a pay-out option (90 in New York State). Although guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity, current rates for the e Bonus Class may be lower than the e Class of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments. PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED THE GMIB OR LWG, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER AND ANY DEATH BENEFIT PROVIDED BY THE RIDER.

When considering a pay-out option, You should think about whether You want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.


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

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES

   Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

Many times the contract owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income You need;

..   The amount You expect to receive from other sources;

..   The growth potential of other investments; and

..   How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations the choice of the percentage reduction and/or the duration of the guarantee period may be limited.

Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.

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

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the Investment Divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. If You live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains the same for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the Annuitant will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this

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
provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates. Although guaranteed annuity rates for the eBonus Class are the same as for the other classes of the Deferred Annuity, current rates for the eBonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued single payment immediate annuity contract rates.

ANNUITY UNITS

Annuity units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an Investment Division during the pay-out phase. Before we determine the number of annuity units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer an AIR of 3% or 4%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

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REALLOCATION PRIVILEGE

   During the pay-out phase of the Deferred Annuity, You may make reallocations among Investment Divisions or from the Investment Divisions to the Fixed
Income Option. Once You reallocate your income payment money into the Fixed Income Option, You may not later reallocate it into an Investment Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

..   The percentage of the income payment to be reallocated;

..   The Investment Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and

..   The Investment Divisions from which You want to reallocate your income payment.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the
    Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

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..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

We may require that You use our original forms to make reallocations.

Please see the "Transfer Privilege" section regarding restrictions on transfers policies and procedures.

CHARGES

     You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, You pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charges You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

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GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Purchase payments may be sent, by cashier's check or certified check made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or travelers checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under the Deferred Annuities, your employer or the group in which You are a participant or member must identify You on its reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

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PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:

..   Account Balance

..   Unit Values

..   Current rates for the Fixed Interest Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, minimum distribution program and Systematic Withdrawal Program), we will cancel the request.

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As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.

MISSTATEMENT

We may require proof of age of the owner, Beneficiary or Annuitant before making any payments under this Deferred Annuity that are measured by the owner's, Beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any underpayments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Investment Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

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..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market Investment Division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges, the charge for the GMIB and the charge for the LWG. Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the Annual Step Up Death Benefit) that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Deferred Annuities and the Investment Divisions as a result of different Separate Account charges and Withdrawal Charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume that the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the GMIB or LWG. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between

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the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

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CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).

..   To transfer any assets in an Investment Division to another Investment
    Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

..   To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, You have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met
Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

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WHO SELLS THE DEFERRED ANNUITIES

      MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities are sold through our licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities may also be sold through the mail and over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

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Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealer firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity: the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Bond Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.

From time to time , MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire the organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. Accordingly, no

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Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.

We will not terminate the Contract where we keep records of your account if it includes an LWG rider. In addition, we will not terminate any Contract where we keep records of your account that includes a GMIB rider or a guaranteed death benefit if at the time the termination would otherwise occur the income/benefit base of the rider, or the guaranteed amount under any death benefit, is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.

However, if your plan determines to terminate the Contract at a time when You have an income/benefit base of the rider or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any income/benefit base of the rider or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.

INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and tax penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an Annuitant, payee or other Beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code"). Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

   Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

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GENERAL

    Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a) and IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as the availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by You or your Beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of annuity You purchase (e.g., IRA or TSA) and payment method or income payment type You elect. If You meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these Contracts are intended for retirement, if You make a taxable withdrawal before age 59 1/2, You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled "Separate Account Charges" for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                                                  Type of Contract
                                                                                         ----------------------------------
                                                                                         TSA and
                                                                                           TSA   SIMPLE
                                                                                          ERISA  IRA/1/ SEP 457(b)/3/ 403(a)
                                                                                         ------- ------ --- --------  ------

In a series of substantially equal payments made annually (or more frequently) for life
or life expectancy (SEPP)                                                                 x/2/     x     x    x/2/     x/2/

After You die                                                                                x     x     x       x        x

After You become totally disabled (as defined in the Code)                                   x     x     x       x        x

To pay deductible medical expenses                                                           x     x     x       x        x

After separation from service if You are over 55 at time of separation/2/                    x                   x        x

After December 31, 1999 for IRS levies                                                       x     x     x       x        x

To pay medical insurance premiums if You are unemployed                                            x     x

For qualified higher education expenses                                                            x     x

For qualified first time home purchases up to $10,000                                              x     x

Pursuant to qualified domestic relations orders                                              x                   x        x

  /1/ For SIMPLE IRAs the 10% tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

  /2/  You must be separated from service at the time payments begin.

  /3/ Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a Variable Annuity will satisfy the SEPP exception.

If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g., the GMIB and LWG) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax adviser prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

GUARANTEED WITHDRAWAL BENEFITS

If You have purchased the LWG, where otherwise made available, note the following:

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31st must be taken into account in addition to the Account Balance of the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle You to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give You a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

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

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, You may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and You may not transfer it to someone else. For certain qualified employer plans, an important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).

Please consult the specific section for the type of annuity You purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if You direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount You receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:

..   Withdrawals made to satisfy minimum distribution requirements; or

..   Certain withdrawals on account of financial hardship.

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions", the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, You may elect out of these withholding requirements. You may be subject to the 10% penalty tax if You withdraw taxable money before You turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, You must begin receiving retirement plan withdrawals by April 1 of the latter of:

..   the calendar year following the year in which You reach age 70 1/2 or

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

..   the calendar year following the calendar year You retire provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLE IRAs), You must begin receiving withdrawals by April 1 of the calendar year following the calendar year in which You reach age 70 1/2 even if You have not retired.

For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009 due to the 2009 required minimum distribution waiver. For instance, for a Contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impaired by the 2009 required minimum distribution waiver.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements.

Otherwise, You may not satisfy minimum distributions for an employer's qualified plan (ie, 401(a)/403(a), 457(b)) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a Variable Annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of the taxpayer's SIMPLE IRAs.

Otherwise, You may not satisfy minimum distributions for one type of qualified plan or IRA with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g., IRA and 403(b)).

In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent income annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax adviser prior to purchase.

The regulations also require that the value of all benefits under a deferred annuity, including certain death benefits in excess of cash value, must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax adviser as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.

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

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver. (See "Minimum Distribution Requirements" for additional information.)

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your sole Beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if You meet certain requirements, a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your Beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan.

Under Federal tax rules, a same-sex spouse is treated as a non-spouse
Beneficiary.

If your spouse is not your Beneficiary and your Contract permits, your Beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such Beneficiary may not treat the inherited IRA as his or her own IRA. Certain employer plans (i.e., 401(a), 403(a), 403(b), and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If You die after required minimum distributions begin, payments of your entire balance must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If an IRA Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

TAX-SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax-sheltered annuities fall under Section 403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. In general, contributions to Section 403(b) arrangements are subject to contribution limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U. S. Treasury which impact how we administer your 403(b) Contract. In order to satisfy the 403(b) final regulations and prevent your Contract from being subject to adverse tax consequences including potential penalties, Contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

WITHDRAWALS AND INCOME PAYMENTS

If You are under 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

..   Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

..   Is directly transferred to another permissible investment under Section
    403(b) arrangements;

..   Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

..   Occurs after You die, have a severance from employment or become disabled
    (as defined by the Code);

..   Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

..   Distributions attributable to certain TSA plan terminations if the conditions of the new income tax regulations are met;

..   Relates to rollover or after-tax contributions; or

..   Is for the purchase of permissive service credit under a governmental defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after-tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

..   The employer maintaining the plan has demonstrated to our satisfaction that
    Designated Roth accounts are permitted under the Plan.

..   In accordance with our administrative procedures, the amount of elective salary reduction contributions has been irrevocably designated as an after-tax contribution to the Designated Roth account.

..   All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

..   In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

..   Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

..   No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

..   If permitted under the Federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional plan and the designated Roth account, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

..   We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult their own tax and legal advisers prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

..   The IRS has indicated an intention to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.

LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account Balance and only up to certain limits. In that case, we credit your Fixed Interest Account Balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a prescribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

IRAS: TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302). The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the Annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

..   If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver. (See "Minimum Distribution Requirements" for additional information.)

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "contract owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

PURCHASE PAYMENTS TO SEPS

If contributions are being made under a SEP plan of your employer, amounts may be contributed as permitted by the Code and the terms of the employer's plan.

A SEP is an employer plan with IRAs for each employee, but contributions are not limited by IRA limitations. The employer may make the usual deferred plan contributions (lesser of 25% of compensation or $51,000 for 2013). If it's a SAR-SEP, then the usual 401(k) limit applies ($17,500 for 2013).

PURCHASE PAYMENTS TO SIMPLE IRAS

The Code allows contributions up to certain limits to be made under a valid salary reduction agreement to a SIMPLE IRA and also allows for employer contributions up to certain applicable limits under the Code.

The Code allows "catch up" contributions for participants age 50 and older in excess of these limits ($2,500 in 2008 and years thereafter unless adjusted for inflation).

Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2. These age and dollar limits do not apply to tax-free rollovers or transfers.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs (including SIMPLE and SEP
IRAs).

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver. (See "Minimum Distribution Requirements" for additional information.)

If your spouse is your Beneficiary, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age
70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as owner of the Contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA). Under Federal tax rules, a same-sex spouse is treated as a non-spouse Beneficiary.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in Section 457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their Beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to You.

Recently enacted legislation allows (but does not require) governmental 457(b) plans to permit participants to make designated Roth contributions to a designated Roth account under the plan. This new legislation also allows (but does not require) such plans to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to You until You reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under "Income Taxes" for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

 In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION

                                                                                                PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................................   2

PRINCIPAL UNDERWRITER..........................................................................   2

DISTRIBUTION AND PRINCIPAL UNDERWRITER AGREEMENT...............................................   2

EXPERIENCE FACTOR..............................................................................   3

VARIABLE INCOME PAYMENTS.......................................................................   3

CALCULATING THE ANNUITY UNIT VALUE.............................................................   5

ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................................   6

VOTING RIGHTS..................................................................................   9

ERISA..........................................................................................  10

TAXES..........................................................................................  11

WITHDRAWALS....................................................................................  12

ACCUMULATION UNIT VALUE TABLES.................................................................  13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................................   1

FINANCIAL STATEMENTS OF METLIFE................................................................ F-1

APPENDIX I

PREMIUM TAX TABLE

If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     TSA and
                     TSA ERISA IRA and SEP 457(b)    403(a)
                     Annuities Annuities   Annuities Annuities
  California........ 0.5%      0.5%        2.35%     0.5%
  Florida(1)........ 1.0%      1.0%        1.0%      1.0%
  Maine............. --        --          2.00%     --
  Nevada............ --        --          3.50%     --
  Puerto Rico(2).... 1.0%      1.0%        1.0%      1.0%
  South Dakota(3)... --        --          1.25%     --
  Wyoming........... --        --          1.00%     --
  West Virginia..... 1.0%      1.0%        1.0%      1.0%

        ---

      /1/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. [MetLife passes the tax savings back to contract holders and, therefore, annuity premiums are exempt from taxation.]

      /2/We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

      /3/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX III

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each Investment Division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Deferred Annuity mix that bears the total highest charge, and the second table shows the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: e Bonus Class, the Annual Step-Up Death Benefit and the LWG. (In terms of the calculation for this mix, the LWB charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with these other contract features will result in the highest overall charge.) Lower charges for the GMIB and the LWG were in effect prior to May 4, 2009. The mix with the total lowest charge has these features: e Class and no optional benefit. All other possible mixes for each Investment Division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

                       METLIFE FINANCIAL FREEDOM SELECT
                             HIGHEST POSSIBLE MIX
                         1.05 SEPARATE ACCOUNT CHARGE

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division (Class
  C) (4/28/2008)................................................. 2008    $10.00       $ 7.03        0.00
                                                                  2009      7.03         8.99        0.00
                                                                  2010      8.99         9.98        0.00
                                                                  2011      9.98         9.67        0.00
                                                                  2012      9.67        10.86        0.00

American Funds Bond Investment Division+ (Class 2) (5/1/2006).... 2006     14.95        15.71        0.00
                                                                  2007     15.71        16.02        0.00
                                                                  2008     16.02        14.33        0.00
                                                                  2009     14.33        15.93        0.00
                                                                  2010     15.93        16.74        0.00
                                                                  2011     16.74        17.53        0.00
                                                                  2012     17.53        18.24        0.00

American Funds Global Small Capitalization+Investment Division
  (Class 2)...................................................... 2003     10.86        16.46        0.00
                                                                  2004     16.46        19.64        0.00
                                                                  2005     19.64        24.31        0.00
                                                                  2006     24.31        29.77        0.00
                                                                  2007     29.77        35.68        0.00
                                                                  2008     35.68        16.36        0.00
                                                                  2009     16.36        26.06        0.00
                                                                  2010     26.06        31.49        0.00
                                                                  2011     31.49        25.13        0.00
                                                                  2012     25.13        29.31        0.00

American Funds(R) Growth Allocation Investment Division (Class
  C) (4/28/2008)................................................. 2008      9.99         6.37        0.00
                                                                  2009      6.37         8.46        0.00
                                                                  2010      8.46         9.50        0.00
                                                                  2011      9.50         8.95        0.00
                                                                  2012      8.95        10.29        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
American Funds Growth Investment Division+ (Class 2)............. 2003   $ 87.17      $117.72        0.00
                                                                  2004    117.72       130.72        0.00
                                                                  2005    130.72       149.93        0.00
                                                                  2006    149.93       163.12        0.00
                                                                  2007    163.12       180.88        0.00
                                                                  2008    180.88       100.03        0.00
                                                                  2009    100.03       137.65        0.00
                                                                  2010    137.65       161.26        0.00
                                                                  2011    161.26       152.37        0.00
                                                                  2012    152.37       177.30        0.47

American Funds Growth-Income Investment Division+ (Class 2)...... 2003     70.08        91.61        0.00
                                                                  2004     91.61        99.81        0.00
                                                                  2005     99.81       104.27        0.00
                                                                  2006    104.27       118.57        0.00
                                                                  2007    118.57       122.93        0.00
                                                                  2008    122.93        75.41        0.00
                                                                  2009     75.41        97.70        0.00
                                                                  2010     97.70       107.45        0.00
                                                                  2011    107.45       104.13        0.00
                                                                  2012    104.13       120.75        0.00

American Funds(R) Moderate Allocation Investment Division (Class
  C) (4/28/2008)................................................. 2008     10.01         7.70        0.00
                                                                  2009      7.70         9.41        0.00
                                                                  2010      9.41        10.23        0.00
                                                                  2011     10.23        10.14        0.00
                                                                  2012     10.14        11.13        0.00

Barclays Capital Aggregate Bond Index Investment Division........ 2003     12.41        12.70        0.00
                                                                  2004     12.70        13.05        0.00
                                                                  2005     13.05        13.15        0.00
                                                                  2006     13.15        13.51        0.00
                                                                  2007     13.51        14.26        0.00
                                                                  2008     14.26        14.91        0.00
                                                                  2009     14.91        15.48        0.00
                                                                  2010     15.48        16.20        0.00
                                                                  2011     16.20        17.19        0.00
                                                                  2012     17.19        17.63        0.00

BlackRock Bond Income Investment Division........................ 2003     44.88        46.89        0.00
                                                                  2004     46.89        48.33        0.00
                                                                  2005     48.33        48.86        0.00
                                                                  2006     48.86        50.35        0.00
                                                                  2007     50.35        52.82        0.00
                                                                  2008     52.82        50.36        0.00
                                                                  2009     50.36        54.41        0.00
                                                                  2010     54.41        58.18        0.00
                                                                  2011     58.18        61.21        0.00
                                                                  2012     61.21        64.97        0.00

BlackRock Large Cap Core Investment Division*.................... 2007     84.90        85.83        0.00
                                                                  2008     85.83        53.24        0.00
                                                                  2009     53.24        62.80        0.00
                                                                  2010     62.80        69.89        0.00
                                                                  2011     69.89        69.33        0.00
                                                                  2012     69.33        77.81        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
BlackRock Large Cap Investment Division.......................... 2003    $50.32       $64.69        0.00
                                                                  2004     64.69        70.80        0.00
                                                                  2005     70.80        72.38        0.00
                                                                  2006     72.38        81.54        0.00
                                                                  2007     81.54        85.61        0.00

BlackRock Large Cap Value Investment Division.................... 2003      7.92        10.62        0.00
                                                                  2004     10.62        11.90        0.00
                                                                  2005     11.90        12.43        0.00
                                                                  2006     12.43        14.66        0.00
                                                                  2007     14.66        14.96        0.00
                                                                  2008     14.96         9.60        0.00
                                                                  2009      9.60        10.55        0.00
                                                                  2010     10.55        11.37        0.00
                                                                  2011     11.37        11.49        0.00
                                                                  2012     11.49        12.95        0.00

BlackRock Legacy Large Cap Growth Investment Division............ 2003     18.31        24.51        0.00
                                                                  2004     24.51        26.33        0.00
                                                                  2005     26.33        27.82        0.00
                                                                  2006     27.82        28.60        0.00
                                                                  2007     28.60        33.51        0.00
                                                                  2008     33.51        20.99        0.00
                                                                  2009     20.99        28.36        0.00
                                                                  2010     28.36        33.53        0.00
                                                                  2011     33.53        30.14        0.00
                                                                  2012     30.14        34.02        0.00

BlackRock Legacy Large Cap Growth Investment Division (formerly
  FI Large Cap Investment Division).............................. 2006     17.67        17.92        0.00
                                                                  2007     17.92        18.39        0.00
                                                                  2008     18.39        10.02        0.00
                                                                  2009     10.02        10.45        0.00

BlackRock Money Market Investment Division (5/1/2003)............ 2003     23.75        23.66        0.00
                                                                  2004     23.66        23.59        0.00
                                                                  2005     23.59        23.96        0.00
                                                                  2006     23.96        24.79        0.00
                                                                  2007     24.79        25.71        0.00
                                                                  2008     25.71        26.10        0.00
                                                                  2009     26.10        25.89        0.00
                                                                  2010     25.89        25.62        0.00
                                                                  2011     25.62        25.35        0.00
                                                                  2012     25.35        25.09        0.00

Calvert VP SRI Balanced Investment Division...................... 2003     17.57        20.75        0.00
                                                                  2004     20.75        22.23        0.00
                                                                  2005     22.23        23.24        0.00
                                                                  2006     23.24        25.02        0.00
                                                                  2007     25.02        25.44        0.00
                                                                  2008     25.44        17.28        0.00
                                                                  2009     17.28        21.43        0.00
                                                                  2010     21.43        23.77        0.00
                                                                  2011     23.77        24.60        0.00
                                                                  2012     24.60        26.90        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division (5/1/2004)........ 2004    $ 9.99       $12.86        0.00
                                                                  2005     12.86        14.42        0.00
                                                                  2006     14.42        19.63        0.00
                                                                  2007     19.63        16.51        0.00
                                                                  2008     16.51         9.53        0.00
                                                                  2009      9.53        12.70        0.00
                                                                  2010     12.70        14.59        0.00
                                                                  2011     14.59        13.63        0.00
                                                                  2012     13.63        17.00        0.00

Davis Venture Value Investment Division.......................... 2003     22.23        28.76        0.00
                                                                  2004     28.76        31.86        0.00
                                                                  2005     31.86        34.68        0.00
                                                                  2006     34.68        39.23        0.00
                                                                  2007     39.23        40.51        0.00
                                                                  2008     40.51        24.24        0.00
                                                                  2009     24.24        31.58        0.00
                                                                  2010     31.58        34.91        0.00
                                                                  2011     34.91        33.07        0.00
                                                                  2012     33.07        36.86        0.00

FI Value Leaders Investment Division............................. 2003     19.17        24.06        0.00
                                                                  2004     24.06        27.04        0.00
                                                                  2005     27.04        29.55        0.00
                                                                  2006     29.55        32.65        0.00
                                                                  2007     32.65        33.58        0.00
                                                                  2008     33.58        20.23        0.00
                                                                  2009     20.23        24.32        0.00
                                                                  2010     24.32        27.51        0.00
                                                                  2011     27.51        25.48        0.00
                                                                  2012     25.48        29.12        0.00

Harris Oakmark International Investment Division................. 2003      8.86        11.84        0.00
                                                                  2004     11.84        14.12        0.00
                                                                  2005     14.12        15.97        0.00
                                                                  2006     15.97        20.36        0.00
                                                                  2007     20.36        19.92        0.00
                                                                  2008     19.92        11.65        0.00
                                                                  2009     11.65        17.88        0.00
                                                                  2010     17.88        20.60        0.00
                                                                  2011     20.60        17.48        0.00
                                                                  2012     17.48        22.35        0.00

Invesco Small Cap Growth Investment Division..................... 2003      8.50        11.69        0.00
                                                                  2004     11.69        12.31        0.00
                                                                  2005     12.31        13.19        0.00
                                                                  2006     13.19        14.90        0.00
                                                                  2007     14.90        16.38        0.00
                                                                  2008     16.38         9.93        0.00
                                                                  2009      9.93        13.15        0.00
                                                                  2010     13.15        16.42        0.00
                                                                  2011     16.42        16.07        0.00
                                                                  2012     16.07        18.81        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)...................... 2007   $159.23      $195.80        0.00
                                                                  2008    195.80       112.38        0.00
                                                                  2009    112.38       158.86        0.00
                                                                  2010    158.86       171.98        0.00
                                                                  2011    171.98       157.34        0.00
                                                                  2012    157.34       190.75        0.00

Jennison Growth Investment Division.............................. 2012      9.52         9.20        0.00

Jennison Growth Investment Division (formerly Oppenheimer
  Capital Appreciation Investment Division)...................... 2003      6.32         8.04        0.00
                                                                  2004      8.04         8.47        0.00
                                                                  2005      8.47         8.77        0.00
                                                                  2006      8.77         9.34        0.00
                                                                  2007      9.34        10.57        0.00
                                                                  2008     10.57         5.65        0.00
                                                                  2009      5.65         8.04        0.00
                                                                  2010      8.04         8.70        0.00
                                                                  2011      8.70         8.49        0.00
                                                                  2012      8.49         9.56        0.00

Loomis Sayles Small Cap Core Investment Division................. 2003     17.73        23.94        0.00
                                                                  2004     23.94        27.54        0.00
                                                                  2005     27.54        29.07        0.00
                                                                  2006     29.07        33.49        0.00
                                                                  2007     33.49        36.99        0.00
                                                                  2008     36.99        23.40        0.00
                                                                  2009     23.40        30.09        0.00
                                                                  2010     30.09        37.88        0.00
                                                                  2011     37.88        37.61        0.00
                                                                  2012     37.61        42.53        0.00

Loomis Sayles Small Cap Growth Investment Division............... 2003      6.27         8.98        0.00
                                                                  2004      8.98         9.88        0.00
                                                                  2005      9.88        10.20        0.00
                                                                  2006     10.20        11.08        0.00
                                                                  2007     11.08        11.44        0.00
                                                                  2008     11.44         6.64        0.00
                                                                  2009      6.64         8.52        0.00
                                                                  2010      8.52        11.08        0.00
                                                                  2011     11.08        11.26        0.00
                                                                  2012     11.26        12.36        0.00

Lord Abbett Bond Debenture Investment Division................... 2003     13.88        16.36        0.00
                                                                  2004     16.36        17.52        0.00
                                                                  2005     17.52        17.59        0.00
                                                                  2006     17.59        19.00        0.00
                                                                  2007     19.00        20.03        0.00
                                                                  2008     20.03        16.14        0.00
                                                                  2009     16.14        21.84        0.00
                                                                  2010     21.84        24.41        0.00
                                                                  2011     24.41        25.24        0.00
                                                                  2012     25.24        28.21        0.00

Lord Abbett Mid Cap Value Investment Division.................... 2012     26.54        27.35        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division (formerly
  Neuberger Berman Mid Cap Value Investment Division)............ 2003    $13.52       $18.22        0.00
                                                                  2004     18.22        22.12        0.00
                                                                  2005     22.12        24.50        0.00
                                                                  2006     24.50        26.96        0.00
                                                                  2007     26.96        27.53        0.00
                                                                  2008     27.53        14.30        0.00
                                                                  2009     14.30        20.91        0.00
                                                                  2010     20.91        26.09        0.00
                                                                  2011     26.09        24.09        0.00
                                                                  2012     24.09        26.67        0.00

Met/Artisan Mid Cap Value Investment Division.................... 2003     23.96        31.38        0.00
                                                                  2004     31.38        34.05        0.00
                                                                  2005     34.05        36.96        0.00
                                                                  2006     36.96        41.03        0.00
                                                                  2007     41.03        37.73        0.00
                                                                  2008     37.73        20.11        0.00
                                                                  2009     20.11        28.10        0.00
                                                                  2010     28.10        31.91        0.00
                                                                  2011     31.91        33.62        0.00
                                                                  2012     33.62        37.12        0.90

Met/Franklin Income Investment Division (4/28/2008).............. 2008      9.99         8.00        0.00
                                                                  2009      8.00        10.12        0.00
                                                                  2010     10.12        11.20        0.00
                                                                  2011     11.20        11.32        0.00
                                                                  2012     11.32        12.60        0.00

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)..................................................... 2011      9.98         9.79        0.00
                                                                  2012      9.79        10.11        0.00

Met/Franklin Mutual Shares Investment Division (4/28/2008)....... 2008      9.99         6.61        0.00
                                                                  2009      6.61         8.17        0.00
                                                                  2010      8.17         8.98        0.00
                                                                  2011      8.98         8.84        0.00
                                                                  2012      8.84         9.96        0.00

Met/Franklin Templeton Founding Strategy Investment Division
  (4/28/2008).................................................... 2008      9.99         7.05        0.00
                                                                  2009      7.05         8.96        0.00
                                                                  2010      8.96         9.76        0.00
                                                                  2011      9.76         9.49        0.00
                                                                  2012      9.49        10.91        0.00

Met/Templeton Growth Investment Division (4/28/2008)............. 2008      9.99         6.58        0.00
                                                                  2009      6.58         8.64        0.00
                                                                  2010      8.64         9.20        0.00
                                                                  2011      9.20         8.48        0.00
                                                                  2012      8.48        10.25        0.00

MetLife Aggressive Strategy Investment Division.................. 2011     12.41        10.66        0.00
                                                                  2012     10.66        12.31        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division) (5/1/2005).. 2005    $ 9.99       $11.17        0.00
                                                                  2006     11.17        12.79        0.00
                                                                  2007     12.79        13.07        0.00
                                                                  2008     13.07         7.70        0.00
                                                                  2009      7.70        10.02        0.00
                                                                  2010     10.02        11.47        0.00
                                                                  2011     11.47        12.45        0.00

MetLife Conservative Allocation Investment Division (5/1/2005)... 2005      9.99        10.32        0.00
                                                                  2006     10.32        10.92        0.00
                                                                  2007     10.92        11.40        0.00
                                                                  2008     11.40         9.66        0.00
                                                                  2009      9.66        11.52        0.00
                                                                  2010     11.52        12.55        0.00
                                                                  2011     12.55        12.82        0.00
                                                                  2012     12.82        13.85        0.00

MetLife Conservative to Moderate Allocation Investment Division
  (5/1/2005)..................................................... 2005      9.99        10.54        0.00
                                                                  2006     10.54        11.41        0.00
                                                                  2007     11.41        11.83        0.00
                                                                  2008     11.83         9.18        0.00
                                                                  2009      9.18        11.24        0.00
                                                                  2010     11.24        12.40        0.00
                                                                  2011     12.40        12.40        0.00
                                                                  2012     12.40        13.68        0.00

MetLife Mid Cap Stock Index Investment Division.................. 2003      8.69        11.57        0.00
                                                                  2004     11.57        13.25        0.00
                                                                  2005     13.25        14.69        0.00
                                                                  2006     14.69        15.97        0.00
                                                                  2007     15.97        16.99        0.00
                                                                  2008     16.99        10.69        0.00
                                                                  2009     10.69        14.48        0.00
                                                                  2010     14.48        18.05        0.00
                                                                  2011     18.05        17.47        0.00
                                                                  2012     17.47        20.28        0.00

MetLife Moderate Allocation Investment Division (5/1/2005)....... 2005      9.99        10.77        0.00
                                                                  2006     10.77        11.92        0.00
                                                                  2007     11.92        12.31        0.00
                                                                  2008     12.31         8.69        0.00
                                                                  2009      8.69        10.88        0.00
                                                                  2010     10.88        12.19        0.00
                                                                  2011     12.19        11.89        0.00
                                                                  2012     11.89        13.33        0.00

MetLife Moderate to Aggressive Allocation Investment Division
  (5/1/2005)..................................................... 2005      9.99        11.00        0.00
                                                                  2006     11.00        12.43        0.00
                                                                  2007     12.43        12.77        0.00
                                                                  2008     12.77         8.20        0.00
                                                                  2009      8.20        10.47        0.00
                                                                  2010     10.47        11.89        0.00
                                                                  2011     11.89        11.32        0.00
                                                                  2012     11.32        12.93        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
MetLife Stock Index Investment Division.......................... 2003    $28.01       $35.44        0.00
                                                                  2004     35.44        38.68        0.00
                                                                  2005     38.68        39.95        0.00
                                                                  2006     39.95        45.54        0.00
                                                                  2007     45.54        47.30        0.00
                                                                  2008     47.30        29.37        0.00
                                                                  2009     29.37        36.59        0.00
                                                                  2010     36.59        41.46        0.00
                                                                  2011     41.46        41.70        0.00
                                                                  2012     41.70        47.62        0.00

MFS(R) Research International Investment Division................ 2003      7.33         9.58        0.00
                                                                  2004      9.58        11.34        0.00
                                                                  2005     11.34        13.06        0.00
                                                                  2006     13.06        16.36        0.00
                                                                  2007     16.36        18.34        0.00
                                                                  2008     18.34        10.46        0.00
                                                                  2009     10.46        13.62        0.00
                                                                  2010     13.62        15.01        0.00
                                                                  2011     15.01        13.27        0.00
                                                                  2012     13.27        15.32        0.00

MFS(R) Total Return Investment Division.......................... 2003     33.52        38.72        0.00
                                                                  2004     38.72        42.52        0.00
                                                                  2005     42.52        43.28        0.00
                                                                  2006     43.28        47.94        0.00
                                                                  2007     47.94        49.39        0.00
                                                                  2008     49.39        37.95        0.00
                                                                  2009     37.95        44.43        0.00
                                                                  2010     44.43        48.27        0.00
                                                                  2011     48.27        48.80        0.00
                                                                  2012     48.80        53.75        0.00

MFS(R) Value Investment Division................................. 2003      9.81        12.16        0.00
                                                                  2004     12.16        13.37        0.00
                                                                  2005     13.37        13.02        0.00
                                                                  2006     13.02        15.18        0.00
                                                                  2007     15.18        14.42        0.00
                                                                  2008     14.42         9.46        0.00
                                                                  2009      9.46        11.28        0.00
                                                                  2010     11.28        12.41        0.00
                                                                  2011     12.41        12.36        0.00
                                                                  2012     12.36        14.23        0.00

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)........................................... 2003      9.70        12.12        0.00
                                                                  2004     12.12        13.72        0.00
                                                                  2005     13.72        14.67        0.00
                                                                  2006     14.67        16.65        0.00
                                                                  2007     16.65        16.02        0.00
                                                                  2008     16.02         9.78        0.00
                                                                  2009      9.78        13.24        0.00
                                                                  2010     13.24        16.10        0.00
                                                                  2011     16.10        15.09        0.00
                                                                  2012     15.09        15.72        0.00

                                                                    Beginning of               Number of
                                                                        Year     End of Year  Accumulation
                                                                    Accumulation Accumulation Units End of
Investment Division                                            Year  Unit Value   Unit Value      Year
-------------------                                            ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division
  (formerly Morgan Stanley EAFE(R) Index Investment Division). 2003    $ 7.09       $ 9.62        0.00
                                                               2004      9.62        11.36        0.00
                                                               2005     11.36        12.69        0.00
                                                               2006     12.69        15.76        0.00
                                                               2007     15.76        17.24        0.00
                                                               2008     17.24         9.86        0.00
                                                               2009      9.86        12.51        0.00
                                                               2010     12.51        13.36        0.00
                                                               2011     13.36        11.55        0.00
                                                               2012     11.55        13.49        0.00

Morgan Stanley Mid Cap Growth Investment Division............. 2010     13.48        15.69        0.00
                                                               2011     15.69        14.45        0.00
                                                               2012     14.45        15.63        0.00

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment Division)..... 2003     11.03        14.66        0.00
                                                               2004     14.66        16.95        0.00
                                                               2005     16.95        17.89        0.00
                                                               2006     17.89        19.75        0.00
                                                               2007     19.75        21.13        0.00
                                                               2008     21.13         9.32        0.00
                                                               2009      9.32        12.31        0.00
                                                               2010     12.31        13.34        0.00

Neuberger Berman Genesis Investment Division.................. 2003     10.91        16.17        0.00
                                                               2004     16.17        18.41        0.00
                                                               2005     18.41        18.93        0.00
                                                               2006     18.93        21.81        0.00
                                                               2007     21.81        20.79        0.00
                                                               2008     20.79        12.64        0.00
                                                               2009     12.64        14.11        0.00
                                                               2010     14.11        16.94        0.00
                                                               2011     16.94        17.69        0.00
                                                               2012     17.69        19.21        0.00

PIMCO Inflation Protected Bond Investment Division (5/1/2006). 2006     11.11        11.24        0.00
                                                               2007     11.24        12.32        0.00
                                                               2008     12.32        11.36        0.00
                                                               2009     11.36        13.27        0.00
                                                               2010     13.27        14.15        0.00
                                                               2011     14.15        15.56        0.00
                                                               2012     15.56        16.80        2.94

PIMCO Total Return Investment Division........................ 2003     11.43        11.79        0.00
                                                               2004     11.79        12.25        0.00
                                                               2005     12.25        12.40        0.00
                                                               2006     12.40        12.82        0.00
                                                               2007     12.82        13.65        0.00
                                                               2008     13.65        13.56        0.00
                                                               2009     13.56        15.84        0.00
                                                               2010     15.84        16.95        0.00
                                                               2011     16.95        17.31        0.00
                                                               2012     17.31        18.72        0.00

                                                                Beginning of               Number of
                                                                    Year     End of Year  Accumulation
                                                                Accumulation Accumulation Units End of
Investment Division                                        Year  Unit Value   Unit Value      Year
-------------------                                        ---- ------------ ------------ ------------
RCM Technology Investment Division........................ 2003    $ 2.98       $ 4.64        0.00
                                                           2004      4.64         4.39        0.00
                                                           2005      4.39         4.83        0.00
                                                           2006      4.83         5.03        0.00
                                                           2007      5.03         6.55        0.00
                                                           2008      6.55         3.60        0.00
                                                           2009      3.60         5.67        0.00
                                                           2010      5.67         7.16        0.00
                                                           2011      7.16         6.38        0.00
                                                           2012      6.38         7.08        0.00

Russell 2000(R) Index Investment Division................. 2003      9.40        13.56        0.00
                                                           2004     13.56        15.75        0.00
                                                           2005     15.75        16.26        0.00
                                                           2006     16.26        18.92        0.00
                                                           2007     18.92        18.40        0.00
                                                           2008     18.40        12.08        0.00
                                                           2009     12.08        15.02        0.00
                                                           2010     15.02        18.81        0.00
                                                           2011     18.81        17.82        0.00
                                                           2012     17.82        20.46        0.00

SSgA Growth ETF Investment Division (5/1/2006)............ 2006     10.72        11.46        0.00
                                                           2007     11.46        11.98        0.00
                                                           2008     11.98         7.94        0.00
                                                           2009      7.94        10.15        0.00
                                                           2010     10.15        11.46        0.00
                                                           2011     11.46        11.10        0.00
                                                           2012     11.10        12.64        0.00

SSgA Growth and Income ETF Investment Division (5/1/2006). 2006     10.53        11.20        0.00
                                                           2007     11.20        11.69        0.00
                                                           2008     11.69         8.66        0.00
                                                           2009      8.66        10.71        0.00
                                                           2010     10.71        11.89        0.00
                                                           2011     11.89        11.90        0.00
                                                           2012     11.90        13.28        0.00

T. Rowe Price Large Cap Growth Investment Division........ 2003      8.80        11.38        0.00
                                                           2004     11.38        12.36        0.00
                                                           2005     12.36        13.00        0.00
                                                           2006     13.00        14.53        0.00
                                                           2007     14.53        15.69        0.00
                                                           2008     15.69         9.00        0.00
                                                           2009      9.00        12.74        0.00
                                                           2010     12.74        14.72        0.00
                                                           2011     14.72        14.38        0.00
                                                           2012     14.38        16.88        4.90

                                                                                Beginning of               Number of
                                                                                    Year     End of Year  Accumulation
                                                                                Accumulation Accumulation Units End of
Investment Division                                                        Year  Unit Value   Unit Value      Year
-------------------                                                        ---- ------------ ------------ ------------
T. Rowe Price Mid Cap Growth Investment Division.......................... 2003    $ 4.57       $ 6.18        0.00
                                                                           2004      6.18         7.21        0.00
                                                                           2005      7.21         8.18        0.00
                                                                           2006      8.18         8.59        0.00
                                                                           2007      8.59        10.00        0.00
                                                                           2008     10.00         5.96        0.00
                                                                           2009      5.96         8.58        0.00
                                                                           2010      8.58        10.85        0.00
                                                                           2011     10.85        10.56        0.00
                                                                           2012     10.56        11.88        2.82

T. Rowe Price Small Cap Growth Investment Division........................ 2003      8.85        12.35        0.00
                                                                           2004     12.35        13.56        0.00
                                                                           2005     13.56        14.86        0.00
                                                                           2006     14.86        15.24        0.00
                                                                           2007     15.24        16.52        0.00
                                                                           2008     16.52        10.41        0.00
                                                                           2009     10.41        14.28        0.00
                                                                           2010     14.28        19.03        0.00
                                                                           2011     19.03        19.10        0.00
                                                                           2012     19.10        21.91        0.00

Third Avenue Small Cap Value Investment Division.......................... 2003      8.25        11.54        0.00
                                                                           2004     11.54        14.45        0.00
                                                                           2005     14.45        16.51        0.00
                                                                           2006     16.51        18.49        0.00
                                                                           2007     18.49        17.74        0.00
                                                                           2008     17.74        12.32        0.00
                                                                           2009     12.32        15.42        0.00
                                                                           2010     15.42        18.29        0.00
                                                                           2011     18.29        16.47        0.00
                                                                           2012     16.47        19.23        0.00

Western Asset Management Strategic Bond Opportunities Investment Division. 2003     17.48        19.48        0.00
                                                                           2004     19.48        20.49        0.00
                                                                           2005     20.49        20.80        0.00
                                                                           2006     20.80        21.57        0.00
                                                                           2007     21.57        22.14        0.00
                                                                           2008     22.14        18.57        0.00
                                                                           2009     18.57        24.24        0.00
                                                                           2010     24.24        26.97        0.00
                                                                           2011     26.97        28.25        0.00
                                                                           2012     28.25        31.11        1.60

Western Asset Management U.S. Government Investment Division.............. 2003     16.00        16.10        0.00
                                                                           2004     16.10        16.36        0.00
                                                                           2005     16.36        16.41        0.00
                                                                           2006     16.41        16.88        0.00
                                                                           2007     16.88        17.37        0.00
                                                                           2008     17.37        17.10        0.00
                                                                           2009     17.10        17.61        0.00
                                                                           2010     17.61        18.38        0.00
                                                                           2011     18.38        19.15        0.00
                                                                           2012     19.15        19.53        0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                              LOWEST POSSIBLE MIX
                         0.50 SEPARATE ACCOUNT CHARGE

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division (Class
  C) (4/28/2008)................................................... 2008   $ 10.00      $  7.05      24,750.54
                                                                    2009      7.05         9.08      81,951.16
                                                                    2010      9.08        10.13     103,758.85
                                                                    2011     10.13         9.87      93,925.98
                                                                    2012      9.87        11.15      81,911.43

American Funds Bond Investment Division+ (Class 2) (5/1/2006)...... 2006     15.71        16.57          38.30
                                                                    2007     16.57        16.99         214.16
                                                                    2008     16.99        15.29         660.66
                                                                    2009     15.29        17.08       1,336.34
                                                                    2010     17.08        18.05       2,534.47
                                                                    2011     18.05        19.01       5,136.86
                                                                    2012     19.01        19.88      10,841.18

American Funds Global Small Capitalization+Investment Division
  (Class 2)........................................................ 2003     11.14        16.98           0.00
                                                                    2004     16.98        20.38           0.00
                                                                    2005     20.38        25.36           0.00
                                                                    2006     25.36        31.22         113.76
                                                                    2007     31.22        37.63         856.44
                                                                    2008     37.63        17.35       3,133.92
                                                                    2009     17.35        27.79       4,838.18
                                                                    2010     27.79        33.76       6,471.12
                                                                    2011     33.76        27.09       9,057.64
                                                                    2012     27.09        31.78      10,795.65

American Funds(R) Growth Allocation Investment Division (Class C)
  (4/28/2008)...................................................... 2008      9.99         6.40         446.85
                                                                    2009      6.40         8.53      49,924.20
                                                                    2010      8.53         9.64     102,918.27
                                                                    2011      9.64         9.14     129,322.32
                                                                    2012      9.14        10.56     119,380.52

American Funds Growth Investment Division+ (Class 2)............... 2003     96.73       131.34           0.00
                                                                    2004    131.34       146.65           0.00
                                                                    2005    146.65       169.12           0.00
                                                                    2006    169.12       185.01          36.25
                                                                    2007    185.01       206.30         223.84
                                                                    2008    206.30       114.72       1,187.81
                                                                    2009    114.72       158.74       2,868.42
                                                                    2010    158.74       186.99       4,369.26
                                                                    2011    186.99       177.65       5,699.90
                                                                    2012    177.65       207.87       6,880.90

American Funds Growth-Income Investment Division+ (Class 2)........ 2003     77.76       102.21           0.00
                                                                    2004    102.21       111.97           0.00
                                                                    2005    111.97       117.61           0.00
                                                                    2006    117.61       134.49          77.04
                                                                    2007    134.49       140.21         682.51
                                                                    2008    140.21        86.49         544.54
                                                                    2009     86.49       112.66         942.49
                                                                    2010    112.66       124.59       1,374.08
                                                                    2011    124.59       121.40       1,816.06
                                                                    2012    121.40       141.56       2,197.05

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
American Funds(R) Moderate Allocation Investment Division (Class
  C) (4/28/2008)................................................... 2008    $10.01       $ 7.73        114.62
                                                                    2009      7.73         9.49     12,910.53
                                                                    2010      9.49        10.38     17,709.05
                                                                    2011     10.38        10.35     25,149.76
                                                                    2012     10.35        11.42     21,267.41

Barclays Capital Aggregate Bond Index Investment Division.......... 2003     12.70        13.06        260.70
                                                                    2004     13.06        13.50        254.09
                                                                    2005     13.50        13.68        358.49
                                                                    2006     13.68        14.13        475.65
                                                                    2007     14.13        15.00      1,416.18
                                                                    2008     15.00        15.76      1,859.57
                                                                    2009     15.76        16.46      8,539.73
                                                                    2010     16.46        17.31     16,262.67
                                                                    2011     17.31        18.48     27,706.18
                                                                    2012     18.48        19.06     36,768.18

BlackRock Bond Income Investment Division.......................... 2003     49.92        52.44          0.00
                                                                    2004     52.44        54.36          0.00
                                                                    2005     54.36        55.25          0.00
                                                                    2006     55.25        57.25         16.39
                                                                    2007     57.25        60.40         82.28
                                                                    2008     60.40        57.89         93.94
                                                                    2009     57.89        62.90        250.42
                                                                    2010     62.90        67.63        393.97
                                                                    2011     67.63        71.54        503.16
                                                                    2012     71.54        76.36      1,894.44

BlackRock Large Cap Core Investment Division*...................... 2007     96.80        98.23          0.00
                                                                    2008     98.23        61.27          1.72
                                                                    2009     61.27        72.67        133.27
                                                                    2010     72.67        81.31        216.26
                                                                    2011     81.31        81.12        490.85
                                                                    2012     81.12        91.54     16,456.00

BlackRock Large Cap Investment Division............................ 2003     56.03        72.42          0.00
                                                                    2004     72.42        79.70          0.00
                                                                    2005     79.70        81.93          0.00
                                                                    2006     81.93        92.80          0.00
                                                                    2007     92.80        97.61          0.00

BlackRock Large Cap Value Investment Division...................... 2003      7.95        10.72          0.00
                                                                    2004     10.72        12.08          0.00
                                                                    2005     12.08        12.68          0.00
                                                                    2006     12.68        15.04         64.07
                                                                    2007     15.04        15.43        650.02
                                                                    2008     15.43         9.96        504.26
                                                                    2009      9.96        11.01      2,835.37
                                                                    2010     11.01        11.93      4,494.17
                                                                    2011     11.93        12.11      8,973.05
                                                                    2012     12.11        13.74     10,976.73

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
BlackRock Legacy Large Cap Growth Investment Division.............. 2003    $19.16       $25.78          0.00
                                                                    2004     25.78        27.85          0.00
                                                                    2005     27.85        29.58          0.00
                                                                    2006     29.58        30.58          0.00
                                                                    2007     30.58        36.03          0.00
                                                                    2008     36.03        22.70         10.28
                                                                    2009     22.70        30.83        146.49
                                                                    2010     30.83        36.65        207.78
                                                                    2011     36.65        33.13        255.76
                                                                    2012     33.13        37.60      1,189.66

BlackRock Legacy Large Cap Growth Investment Division (formerly FI
  Large Cap Investment Division)................................... 2006     18.64        18.97          0.00
                                                                    2007     18.97        19.58          0.00
                                                                    2008     19.58        10.72         11.38
                                                                    2009     10.72        11.20          0.00

BlackRock Money Market Investment Division (5/1/2003).............. 2003     26.47        26.47          0.00
                                                                    2004     26.47        26.53          0.00
                                                                    2005     26.53        27.09          0.00
                                                                    2006     27.09        28.18          0.00
                                                                    2007     28.18        29.39          0.00
                                                                    2008     29.39        30.01          0.00
                                                                    2009     30.01        29.93          0.00
                                                                    2010     29.93        29.78          0.00
                                                                    2011     29.78        29.63          0.00
                                                                    2012     29.63        29.49          0.00

Calvert VP SRI Balanced Investment Division........................ 2003     18.58        22.06        125.17
                                                                    2004     22.06        23.77        142.95
                                                                    2005     23.77        24.98        167.71
                                                                    2006     24.98        27.04        186.60
                                                                    2007     27.04        27.65        276.01
                                                                    2008     27.65        18.89      3,248.79
                                                                    2009     18.89        23.55      4,571.12
                                                                    2010     23.55        26.27      4,883.94
                                                                    2011     26.27        27.33      5,355.98
                                                                    2012     27.33        30.06      4,612.75

Clarion Global Real Estate Investment Division (5/1/2004).......... 2004      9.99        12.91          0.00
                                                                    2005     12.91        14.55          0.00
                                                                    2006     14.55        19.92        201.14
                                                                    2007     19.92        16.84        862.39
                                                                    2008     16.84         9.77      1,061.77
                                                                    2009      9.77        13.10      1,455.60
                                                                    2010     13.10        15.14      2,152.91
                                                                    2011     15.14        14.22      3,310.42
                                                                    2012     14.22        17.83      4,468.16

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Davis Venture Value Investment Division............................ 2003   $ 23.25      $ 30.25           0.00
                                                                    2004     30.25        33.69           0.00
                                                                    2005     33.69        36.88           0.00
                                                                    2006     36.88        41.95         113.38
                                                                    2007     41.95        43.55         617.57
                                                                    2008     43.55        26.21       1,471.02
                                                                    2009     26.21        34.33       3,218.67
                                                                    2010     34.33        38.16       4,953.31
                                                                    2011     38.16        36.35       6,489.31
                                                                    2012     36.35        40.73       8,430.58

FI Value Leaders Investment Division............................... 2003     20.22        25.52           0.00
                                                                    2004     25.52        28.83           0.00
                                                                    2005     28.83        31.68           0.00
                                                                    2006     31.68        35.20          13.46
                                                                    2007     35.20        36.40          15.04
                                                                    2008     36.40        22.05          20.38
                                                                    2009     22.05        26.66          23.32
                                                                    2010     26.66        30.32          26.54
                                                                    2011     30.32        28.24         721.16
                                                                    2012     28.24        32.45         775.97

Harris Oakmark International Investment Division................... 2003      8.92        11.99           0.00
                                                                    2004     11.99        14.38           0.00
                                                                    2005     14.38        16.34           0.00
                                                                    2006     16.34        20.95         261.51
                                                                    2007     20.95        20.61       1,759.63
                                                                    2008     20.61        12.12       1,774.01
                                                                    2009     12.12        18.71       3,111.81
                                                                    2010     18.71        21.67       4,186.27
                                                                    2011     21.67        18.49       6,890.84
                                                                    2012     18.49        23.78      56,251.20

Invesco Small Cap Growth Investment Division....................... 2003      8.56        11.83           0.00
                                                                    2004     11.83        12.53           0.00
                                                                    2005     12.53        13.50           0.00
                                                                    2006     13.50        15.34           0.00
                                                                    2007     15.34        16.95           0.67
                                                                    2008     16.95        10.33          79.92
                                                                    2009     10.33        13.76         291.68
                                                                    2010     13.76        17.28         450.75
                                                                    2011     17.28        17.01         545.88
                                                                    2012     17.01        20.01         565.78

Janus Forty Investment Division (4/30/2007)........................ 2007    182.83       225.65           9.12
                                                                    2008    225.65       130.23          95.77
                                                                    2009    130.23       185.11         270.55
                                                                    2010    185.11       201.50         408.87
                                                                    2011    201.50       185.37         514.77
                                                                    2012    185.37       225.96         872.66

Jennison Growth Investment Division................................ 2012     10.12         9.82     104,659.07

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Jennison Growth Investment Division (formerly Oppenheimer Capital
  Appreciation Investment Division)................................ 2003    $ 6.39       $ 8.17          0.00
                                                                    2004      8.17         8.65          0.00
                                                                    2005      8.65         9.01          0.00
                                                                    2006      9.01         9.65          0.00
                                                                    2007      9.65        10.98        407.76
                                                                    2008     10.98         5.90      2,455.08
                                                                    2009      5.90         8.44      3,635.62
                                                                    2010      8.44         9.19      4,575.46
                                                                    2011      9.19         9.02      4,882.16
                                                                    2012      9.02        10.17          0.00

Loomis Sayles Small Cap Core Investment Division................... 2003     18.60        25.25          0.00
                                                                    2004     25.25        29.21          0.00
                                                                    2005     29.21        31.00          0.00
                                                                    2006     31.00        35.91         13.33
                                                                    2007     35.91        39.88         14.86
                                                                    2008     39.88        25.37        334.43
                                                                    2009     25.37        32.80      1,971.39
                                                                    2010     32.80        41.52      3,210.23
                                                                    2011     41.52        41.45      4,318.44
                                                                    2012     41.45        47.13      4,888.00

Loomis Sayles Small Cap Growth Investment Division................. 2003      6.33         9.11          0.00
                                                                    2004      9.11        10.08          0.00
                                                                    2005     10.08        10.47          0.00
                                                                    2006     10.47        11.43          0.00
                                                                    2007     11.43        11.86          2.52
                                                                    2008     11.86         6.93        256.59
                                                                    2009      6.93         8.94        944.01
                                                                    2010      8.94        11.68      1,360.10
                                                                    2011     11.68        11.94      1,605.12
                                                                    2012     11.94        13.18      2,189.20

Lord Abbett Bond Debenture Investment Division..................... 2003     14.40        17.07          0.00
                                                                    2004     17.07        18.37          0.00
                                                                    2005     18.37        18.55          0.00
                                                                    2006     18.55        20.15         62.94
                                                                    2007     20.15        21.36        332.67
                                                                    2008     21.36        17.30        986.45
                                                                    2009     17.30        23.55      1,214.61
                                                                    2010     23.55        26.47      1,526.64
                                                                    2011     26.47        27.51      2,353.49
                                                                    2012     27.51        30.92      3,128.17

Lord Abbett Mid Cap Value Investment Division...................... 2012     28.59        29.57      9,808.43

Lord Abbett Mid Cap Value Investment Division (formerly Neuberger
  Berman Mid Cap Value Investment Division)........................ 2003     13.83        18.74          0.00
                                                                    2004     18.74        22.88          0.00
                                                                    2005     22.88        25.48         79.45
                                                                    2006     25.48        28.19        394.23
                                                                    2007     28.19        28.95        621.91
                                                                    2008     28.95        15.13      1,531.52
                                                                    2009     15.13        22.24      4,224.04
                                                                    2010     22.24        27.89      6,283.29
                                                                    2011     27.89        25.90      8,060.45
                                                                    2012     25.90        28.73          0.00

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Met/Artisan Mid Cap Value Investment Division...................... 2003    $25.27       $33.27          0.00
                                                                    2004     33.27        36.30          0.00
                                                                    2005     36.30        39.63          0.00
                                                                    2006     39.63        44.23         32.33
                                                                    2007     44.23        40.90        141.45
                                                                    2008     40.90        21.92        305.54
                                                                    2009     21.92        30.80        199.66
                                                                    2010     30.80        35.17        249.81
                                                                    2011     35.17        37.26        677.72
                                                                    2012     37.26        41.37     23,543.48

Met/Franklin Income Investment Division (4/28/2008)................ 2008      9.99         8.03          0.00
                                                                    2009      8.03        10.22      3,879.54
                                                                    2010     10.22        11.37      4,602.93
                                                                    2011     11.37        11.55      5,982.31
                                                                    2012     11.55        12.93      8,206.09

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)....................................................... 2011      9.98         9.82          0.00
                                                                    2012      9.82        10.20     17,625.37

Met/Franklin Mutual Shares Investment Division (4/28/2008)......... 2008      9.99         6.64         23.17
                                                                    2009      6.64         8.25      2,623.80
                                                                    2010      8.25         9.11      3,197.54
                                                                    2011      9.11         9.02      5,793.87
                                                                    2012      9.02        10.22      6,072.50

Met/Franklin Templeton Founding Strategy Investment Division
  (4/28/2008)...................................................... 2008      9.99         7.07          0.00
                                                                    2009      7.07         9.05        165.36
                                                                    2010      9.05         9.91      1,321.99
                                                                    2011      9.91         9.68      2,087.89
                                                                    2012      9.68        11.19      2,232.86

Met/Templeton Growth Investment Division (4/28/2008)............... 2008      9.99         6.61        172.60
                                                                    2009      6.61         8.72      1,106.76
                                                                    2010      8.72         9.34        791.20
                                                                    2011      9.34         8.65      3,423.91
                                                                    2012      8.65        10.52      3,894.86

MetLife Aggressive Strategy Investment Division.................... 2011     12.83        11.05     31,669.41
                                                                    2012     11.05        12.84     38,374.86

MetLife Aggressive Strategy Investment Division (formerly MetLife
  Aggressive Allocation Investment Division) (5/1/2005)............ 2005      9.99        11.21          0.00
                                                                    2006     11.21        12.91         34.40
                                                                    2007     12.91        13.26        848.35
                                                                    2008     13.26         7.86      4,744.66
                                                                    2009      7.86        10.28     20,892.52
                                                                    2010     10.28        11.83     28,283.98
                                                                    2011     11.83        12.87          0.00

MetLife Conservative Allocation Investment Division (5/1/2005)..... 2005      9.99        10.36          0.00
                                                                    2006     10.36        11.02        103.46
                                                                    2007     11.02        11.57      2,023.63
                                                                    2008     11.57         9.86      3,573.68
                                                                    2009      9.86        11.82      5,183.58
                                                                    2010     11.82        12.95      6,266.53
                                                                    2011     12.95        13.30     18,551.74
                                                                    2012     13.30        14.45     24,947.84

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
MetLife Conservative to Moderate Allocation Investment Division
  (5/1/2005)....................................................... 2005    $ 9.99       $10.58           0.00
                                                                    2006     10.58        11.52          47.17
                                                                    2007     11.52        12.01       7,382.99
                                                                    2008     12.01         9.37      16,140.47
                                                                    2009      9.37        11.53      31,977.17
                                                                    2010     11.53        12.79      41,906.67
                                                                    2011     12.79        12.86      56,982.64
                                                                    2012     12.86        14.27      51,982.68

MetLife Mid Cap Stock Index Investment Division.................... 2003      8.81        11.80           0.00
                                                                    2004     11.80        13.59           0.00
                                                                    2005     13.59        15.14           0.00
                                                                    2006     15.14        16.55         127.01
                                                                    2007     16.55        17.70       1,029.80
                                                                    2008     17.70        11.21       2,089.70
                                                                    2009     11.21        15.25       6,709.45
                                                                    2010     15.25        19.12      10,163.07
                                                                    2011     19.12        18.61      14,422.97
                                                                    2012     18.61        21.73      57,611.90

MetLife Moderate Allocation Investment Division (5/1/2005)......... 2005      9.99        10.81           0.00
                                                                    2006     10.81        12.03         607.21
                                                                    2007     12.03        12.49      16,503.39
                                                                    2008     12.49         8.87      89,441.25
                                                                    2009      8.87        11.16     160,538.96
                                                                    2010     11.16        12.57     237,902.02
                                                                    2011     12.57        12.34     309,922.15
                                                                    2012     12.34        13.90     293,810.79

MetLife Moderate to Aggressive Allocation Investment Division
  (5/1/2005)....................................................... 2005      9.99        11.04           0.00
                                                                    2006     11.04        12.54       1,036.87
                                                                    2007     12.54        12.96      30,136.44
                                                                    2008     12.96         8.37     101,740.66
                                                                    2009      8.37        10.75     193,138.01
                                                                    2010     10.75        12.27     244,089.93
                                                                    2011     12.27        11.74     320,244.68
                                                                    2012     11.74        13.48     337,875.51

MetLife Stock Index Investment Division............................ 2003     30.03        38.21          74.89
                                                                    2004     38.21        41.93          22.11
                                                                    2005     41.93        43.55          99.88
                                                                    2006     43.55        49.91         143.00
                                                                    2007     49.91        52.13         539.70
                                                                    2008     52.13        32.54       2,312.11
                                                                    2009     32.54        40.77       8,761.00
                                                                    2010     40.77        46.45      13,430.18
                                                                    2011     46.45        46.98      20,212.37
                                                                    2012     46.98        53.95      26,848.24

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
MFS(R) Research International Investment Division.................. 2003    $ 7.41       $ 9.74           0.00
                                                                    2004      9.74        11.58           0.00
                                                                    2005     11.58        13.42           0.00
                                                                    2006     13.42        16.90          28.31
                                                                    2007     16.90        19.05         329.75
                                                                    2008     19.05        10.92       2,545.89
                                                                    2009     10.92        14.30      11,760.04
                                                                    2010     14.30        15.85      17,500.23
                                                                    2011     15.85        14.08      22,168.96
                                                                    2012     14.08        16.36      30,188.40

MFS(R) Total Return Investment Division............................ 2003     36.54        42.44           0.00
                                                                    2004     42.44        46.87           0.00
                                                                    2005     46.87        47.96           0.00
                                                                    2006     47.96        53.42           8.99
                                                                    2007     53.42        55.34         276.68
                                                                    2008     55.34        42.76       1,080.59
                                                                    2009     42.76        50.33       1,905.01
                                                                    2010     50.33        54.99       2,596.09
                                                                    2011     54.99        55.90       2,494.56
                                                                    2012     55.90        61.91       2,516.15

MFS(R) Value Investment Division................................... 2003     10.03        12.51           0.00
                                                                    2004     12.51        13.83           0.00
                                                                    2005     13.83        13.54           0.00
                                                                    2006     13.54        15.87           9.90
                                                                    2007     15.87        15.16         182.05
                                                                    2008     15.16        10.00       1,028.33
                                                                    2009     10.00        12.00      18,675.17
                                                                    2010     12.00        13.27      30,167.11
                                                                    2011     13.27        13.29      40,555.23
                                                                    2012     13.29        15.38     146,046.29

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)............................................. 2003      9.77        12.26           0.00
                                                                    2004     12.26        13.96           0.00
                                                                    2005     13.96        15.01           0.00
                                                                    2006     15.01        17.13           0.00
                                                                    2007     17.13        16.58           0.00
                                                                    2008     16.58        10.18         322.27
                                                                    2009     10.18        13.85         342.85
                                                                    2010     13.85        16.93         469.62
                                                                    2011     16.93        15.96         601.19
                                                                    2012     15.96        16.72         792.97

MSCI EAFE(R) Index Investment Division (formerly Morgan Stanley
  EAFE(R) Index Investment Division)............................... 2003      7.25         9.90         284.28
                                                                    2004      9.90        11.75         246.95
                                                                    2005     11.75        13.20         365.33
                                                                    2006     13.20        16.48         428.95
                                                                    2007     16.48        18.13       1,056.06
                                                                    2008     18.13        10.42       3,777.69
                                                                    2009     10.42        13.31       8,912.46
                                                                    2010     13.31        14.29      16,315.16
                                                                    2011     14.29        12.42      27,977.26
                                                                    2012     12.42        14.58      88,671.89

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division.................. 2010    $14.49       $16.93        333.35
                                                                    2011     16.93        15.68      2,349.56
                                                                    2012     15.68        17.05      2,203.66

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid
  Cap Opportunities Investment Division)........................... 2003     11.39        15.23          0.00
                                                                    2004     15.23        17.70          0.00
                                                                    2005     17.70        18.78          0.00
                                                                    2006     18.78        20.85          0.00
                                                                    2007     20.85        22.43          0.00
                                                                    2008     22.43         9.94        123.50
                                                                    2009      9.94        13.21        277.77
                                                                    2010     13.21        14.34          0.00

Neuberger Berman Genesis Investment Division....................... 2003     11.06        16.48          0.00
                                                                    2004     16.48        18.87          0.00
                                                                    2005     18.87        19.51          0.00
                                                                    2006     19.51        22.60         24.26
                                                                    2007     22.60        21.66        118.09
                                                                    2008     21.66        13.24        254.30
                                                                    2009     13.24        14.87        545.06
                                                                    2010     14.87        17.95      6,552.91
                                                                    2011     17.95        18.84        808.97
                                                                    2012     18.84        20.58      1,019.98

PIMCO Inflation Protected Bond Investment Division (5/1/2006)...... 2006     11.29        11.47          0.00
                                                                    2007     11.47        12.65          0.00
                                                                    2008     12.65        11.72      3,057.42
                                                                    2009     11.72        13.76     11,295.13
                                                                    2010     13.76        14.76     24,345.63
                                                                    2011     14.76        16.32     30,676.09
                                                                    2012     16.32        17.72     43,782.49

PIMCO Total Return Investment Division............................. 2003     11.55        11.98        269.10
                                                                    2004     11.98        12.52        264.13
                                                                    2005     12.52        12.73        683.14
                                                                    2006     12.73        13.24      1,825.44
                                                                    2007     13.24        14.17      2,700.88
                                                                    2008     14.17        14.16      6,189.85
                                                                    2009     14.16        16.63     13,972.23
                                                                    2010     16.63        17.90     21,017.74
                                                                    2011     17.90        18.38     31,450.38
                                                                    2012     18.38        19.98     66,370.95

RCM Technology Investment Division................................. 2003      3.01         4.72          0.00
                                                                    2004      4.72         4.49         10.00
                                                                    2005      4.49         4.96          0.00
                                                                    2006      4.96         5.20         84.02
                                                                    2007      5.20         6.81        906.70
                                                                    2008      6.81         3.76      2,186.31
                                                                    2009      3.76         5.95      4,893.23
                                                                    2010      5.95         7.56      4,922.19
                                                                    2011      7.56         6.78      7,453.31
                                                                    2012      6.78         7.56     13,054.22

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division.......................... 2003    $ 9.62       $13.95        198.40
                                                                    2004     13.95        16.30        213.35
                                                                    2005     16.30        16.91        257.65
                                                                    2006     16.91        19.79        305.88
                                                                    2007     19.79        19.35        672.23
                                                                    2008     19.35        12.77        721.11
                                                                    2009     12.77        15.97      2,960.20
                                                                    2010     15.97        20.11      5,629.08
                                                                    2011     20.11        19.16      9,516.51
                                                                    2012     19.16        22.12     54,347.43

SSgA Growth ETF Investment Division (5/1/2006)..................... 2006     10.76        11.54          0.00
                                                                    2007     11.54        12.13        127.20
                                                                    2008     12.13         8.09        407.42
                                                                    2009      8.09        10.39        864.60
                                                                    2010     10.39        11.80        987.73
                                                                    2011     11.80        11.49      1,516.66
                                                                    2012     11.49        13.15      1,727.63

SSgA Growth and Income ETF Investment Division (5/1/2006).......... 2006     10.56        11.28          0.00
                                                                    2007     11.28        11.83        131.14
                                                                    2008     11.83         8.82        281.44
                                                                    2009      8.82        10.96        379.11
                                                                    2010     10.96        12.24      2,282.16
                                                                    2011     12.24        12.31      2,487.59
                                                                    2012     12.31        13.82      1,965.61

T. Rowe Price Large Cap Growth Investment Division................. 2003      9.00        11.71          0.00
                                                                    2004     11.71        12.78          0.00
                                                                    2005     12.78        13.53          0.00
                                                                    2006     13.53        15.19          0.00
                                                                    2007     15.19        16.50          3.77
                                                                    2008     16.50         9.52        642.35
                                                                    2009      9.52        13.55      1,826.57
                                                                    2010     13.55        15.74      3,103.08
                                                                    2011     15.74        15.45      5,083.91
                                                                    2012     15.45        18.25     19,797.82

T. Rowe Price Mid Cap Growth Investment Division................... 2003      4.62         6.28          0.00
                                                                    2004      6.28         7.36          0.00
                                                                    2005      7.36         8.40        241.09
                                                                    2006      8.40         8.87      1,122.22
                                                                    2007      8.87        10.39      2,065.48
                                                                    2008     10.39         6.23      4,714.53
                                                                    2009      6.23         9.01      9,445.39
                                                                    2010      9.01        11.45     12,663.77
                                                                    2011     11.45        11.21     14,666.75
                                                                    2012     11.21        12.68     27,864.83

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment Division................. 2003    $ 9.14       $12.82          0.00
                                                                    2004     12.82        14.16          0.00
                                                                    2005     14.16        15.60          0.00
                                                                    2006     15.60        16.09          3.61
                                                                    2007     16.09        17.53        281.92
                                                                    2008     17.53        11.11        145.52
                                                                    2009     11.11        15.32      1,365.08
                                                                    2010     15.32        20.53      1,346.56
                                                                    2011     20.53        20.73      3,791.61
                                                                    2012     20.73        23.90      5,556.49

Third Avenue Small Cap Value Investment Division................... 2003      8.28        11.65          0.00
                                                                    2004     11.65        14.66          0.00
                                                                    2005     14.66        16.85          0.00
                                                                    2006     16.85        18.97         41.20
                                                                    2007     18.97        18.30        130.75
                                                                    2008     18.30        12.78        912.24
                                                                    2009     12.78        16.08      2,966.51
                                                                    2010     16.08        19.19      3,511.63
                                                                    2011     19.19        17.37      4,639.68
                                                                    2012     17.37        20.40      4,469.96

Western Asset Management Strategic Bond Opportunities Investment
  Division......................................................... 2003     18.29        20.49          0.00
                                                                    2004     20.49        21.67          0.32
                                                                    2005     21.67        22.12          0.00
                                                                    2006     22.12        23.07        158.89
                                                                    2007     23.07        23.80        591.13
                                                                    2008     23.80        20.08      1,051.67
                                                                    2009     20.08        26.35      1,433.95
                                                                    2010     26.35        29.48      1,920.49
                                                                    2011     29.48        31.05      1,218.28
                                                                    2012     31.05        34.38      3,663.28

Western Asset Management U.S. Government Investment Division....... 2003     16.74        16.93        200.32
                                                                    2004     16.93        17.30        223.79
                                                                    2005     17.30        17.45        276.73
                                                                    2006     17.45        18.04        306.37
                                                                    2007     18.04        18.68        359.83
                                                                    2008     18.68        18.49        602.55
                                                                    2009     18.49        19.14        125.48
                                                                    2010     19.14        20.10        309.10
                                                                    2011     20.10        21.05        483.84
                                                                    2012     21.05        21.58        846.52

-----------
  The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

  The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

  The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

  The assets of FI Mid Cap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

  The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

  The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

  The Investment Division of the Metropolitan Fund with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division of the Metropolitan Fund prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Investment Division which no longer exists.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.

+ The Accumulation Unit Values for the American Funds Bond, American Funds
  Growth-Income, American Funds Growth and American Funds Global Capitalization Investment Divisions are calculated with an additional .25% Separate Account Charge as Indicated in the Separate Account Charge section of the Table of Expenses.

  Please see the Table of Expenses for more information.

APPENDIX IV

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST     LEGAL NAME OF PORTFOLIO SERIES    MARKETING NAME
  American Funds      Bond Fund                         American Funds Bond Fund
  Insurance
  Series(R)
  American Funds      Global Small Capitalization Fund  American Funds Global Small Capitalization Fund
  Insurance
  Series(R)
  American Funds      Growth - Income Fund              American Funds Growth-Income Fund
  Insurance
  Series(R)
  American Funds      Growth Fund                       American Funds Growth Fund
  Insurance
  Series(R)

APPENDIX V

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The charts identify the former name and new name of each of these Portfolios.

PORTFOLIO MERGERS


FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Met/Franklin            Loomis Sayles Global Markets Portfolio
  Income Portfolio
    Met/Franklin            MetLife Growth Strategy Portfolio
  Templeton
  Founding Strategy
  Portfolio
    Met/Templeton           Oppenheimer Global Equity Portfolio
  Growth Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    FI Value                MFS(R) Value Portfolio
  Leaders Portfolio
  MET INVESTORS FUND      METROPOLITAN FUND
    Met/Franklin            MFS(R) Value Portfolio
  Mutual Shares
  Portfolio
    MLA Mid Cap             Neuberger Berman Genesis Portfolio
  Portfolio
    RCM Technology          T. Rowe Price Large Cap Growth Portfolio
  Portfolio

PORTFOLIO NAME CHANGES


FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Lazard Mid Cap          MLA Mid Cap Portfolio
  Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    Barclays                Barclays Aggregate Bond Index Portfolio
  Capital Aggregate
  Bond Index
  Portfolio
    BlackRock               BlackRock Capital Appreciation Portfolio
  Legacy Large Cap
  Growth Portfolio

                          Request For a Statement of
                   Additional Information/Change of Address

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] Calvert VP SRI Balanced Portfolio

[_] I have changed my address. My current address is:

                          _________________  Name ___
                          (Contract Number)

                                             Address

                          _________________         _
                             (Signature)          zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

        METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B

                                April 29, 2013

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Financial Freedom Select Annuity Contracts dated April 29, 2013 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 10342, Des Moines, IA 50306-0342.

   A Statement of Additional Information for the Metropolitan Series Fund (Metropolitan Fund), the Met Investors Series Trust (Met Investors Fund), the Calvert Social Balanced Portfolio and the American Funds Insurance Series(R) (American Funds(R)) are attached at the end of this Statement of Additional Information.

   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled Important Terms You Should Know of the Prospectus for MetLife Financial Freedom Select Variable Annuity Contracts dated April 29, 2013.

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----

Independent Registered Public Accounting Firm.............................................   2

Principal Underwriter.....................................................................   2

Distribution and Principal Underwriting Agreement.........................................   2

Experience Factor.........................................................................   2

Variable Income Payments..................................................................   3

Calculating the Annuity Unit Value........................................................   5

Advertisement of the Separate Account.....................................................   6

Voting Rights.............................................................................   9

ERISA.....................................................................................  10

Taxes.....................................................................................  11

Withdrawals...............................................................................  12

Accumulation Unit Value Tables............................................................  13

Financial Statements of Separate Account..................................................   1

Financial Statements of MetLife........................................................... F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012 and the Company's reorganization of its segments in 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             PRINCIPAL UNDERWRITER

   MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

   Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Deferred Annuities"). Additional information is provided below.

   Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

   The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                           UNDERWRITING COMMISSIONS

                      UNDERWRITING COMMISSIONS PAID   AMOUNT OF UNDERWRITING
                        TO THE DISTRIBUTOR BY THE   COMMISSIONS RETAINED BY THE
 YEAR                            COMPANY                    DISTRIBUTOR
 ----                 ----------------------------- ---------------------------
 2012................         $201,775,422                      $0
 2011................         $222,177,300                      $0
 2010................         $173,815,499                      $0

                               EXPERIENCE FACTOR

   We use the term "experience factor" to describe the investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading.

We call the time between two consecutive Accumulation Unit Value calculations the "Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits.

   Separate Account charges for all Investment Divisions except the American Funds Growth-Income, the American Funds Growth and the American Funds Global Small Capitalization (Daily Factor)

                                                                                     EBONUS CLASS
                                          B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                                         ---------- ---------- ---------- ---------- ------------
Standard Death Benefit.................. .000031507 .000039726 .000035616 .000013699  .000026027
Annual Step-Up Death Benefit............ .000034247 .000042466 .000038356 .000016438  .000028767

   Separate Account charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                                                                     BONUS CLASS
                                          B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                                         ---------- ---------- ---------- ---------- ------------
Standard Death Benefit.................. .000038356 .000046575 .000042466 .000020548  .000032877
Annual Step-Up Benefit.................. .000041096 .000049315 .000045205 .000023288  .000035616

--------
* Applies only for the first seven years; Separate Account charges are reduced after seven years to those of e Class.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash You receive periodically from an Investment Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Deferred Annuity specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

   Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure that, at retirement, if the Fixed Income Option purchase rates for Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates. Although guaranteed annuity rates for the eBonus Class are the same as for the other classes of the Deferred Annuity, current rates for the eBonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued Contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See The Value of Your Income Payments in the Prospectus.)

                            REALLOCATION PRIVILEGE

   When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

  . Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

         1. Annuity Unit Value, beginning of period........ $ 10.20000
         2. Experience factor for period...................   1.023558
         3. Daily adjustment for 4% of Assumed Investment
           Return..........................................  .99989255
         4. (2) X (3)......................................   1.023448
         5. Annuity Unit Value, end of period (1) X (4).... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                                  THE PAYOUT)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

         1. Number of Accumulation Units as of Annuity Date   1,500.00
         2. Accumulation Unit Value........................ $ 11.80000
         3. Accumulation Unit Value of the Deferred
           Annuity (1) X (2)............................... $17,700.00
         4. First monthly income payment per $1,000 of
           Accumulation Value.............................. $     5.63
         5. First monthly income payment (3) X (4) / 1,000. $    99.65
         6. Annuity Unit Value as of Annuity Date equal to. $ 10.80000
         7. Number of Annuity Units (5) / (6)..............     9.2269
         8. Assume Annuity Unit Value for the second month
           equal to (10 days prior to payment)............. $ 10.97000
         9. Second monthly Annuity Payment (7) X (8)....... $   101.22
         10. Assume Annuity Unit Value for third month
           equal to........................................ $ 10.52684
         11. Next monthly Annuity Payment (7) X (10)....... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the Investment Divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Investment Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the Investment Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the Investment Divisions.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time we advertise the performance of various Separate Account Investment Divisions. For the Investment Divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value", "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+ 1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. We also quote yield on a seven day basis for the money market division. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\,/UV\0\)/(annualization factor)/]-1, where UV, represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a Withdrawal Charge for the Deferred Annuities, of up to 9% (generally) of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable Withdrawal Charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1 + T)/n/ = ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities as a result of different Separate Account charges and Withdrawal Charges.

   Average Annual total return ("Standard Performance") calculations reflect the Separate Account charge with the Standard Death Benefit, the additional Separate Account charge for the American Funds Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or Predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the Investment Division inception date, actual accumulation unit or annuity unit data is used.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Investment Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(R) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(R) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

   Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to an Investment Division. The second strategy is the "Index Selector/SM/". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these Investment Divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.


   An Equity Generator Return or Index Selector Return for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The Return in each case will assume that no withdrawals or other unrelated transactions have occurred. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other Investment Divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Investment Divisions.


   For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and that Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.


   We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the terms between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in corresponding Investment Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

   Accordingly, You have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or deferred annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans which invest directly in the Portfolio do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's, the Calvert Fund's or American Funds'(R) boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                     ERISA

   If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever You elect to:

      a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

      b. make certain withdrawals under plans for which a qualified consent is required;

      c. name someone other than the spouse as your Beneficiary;

      d. use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated Beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 180-day period (90-day period for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your Beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the Beneficiary designation must be made in writing that acknowledges the designated Beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of Beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

   Under current Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.

   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

                                     TAXES

                                    403(B)

   In general, contributions to Section 403(b) arrangements are subject to limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:

     FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR  APPLICABLE DOLLAR LIMIT
     --------------------------------------------  -----------------------
                        2013......................         $17,500

   The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which is $5,500 for 2013, regardless of the number of plans in which the employee participates.

                                    403(A)

   If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a Beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

   Under current Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.

                   SIMPLE IRAS ELIGIBILITY AND CONTRIBUTIONS

   To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

   If You are participating in a SIMPLE IRA plan You may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of the lesser of 100% of includable compensation or the limits in the table shown below:

                              CONTRIBUTION LIMIT FOR "CATCH-UP" FOR TAXPAYERS
  FOR TAX YEARS BEGINNING IN  TAXPAYERS UNDER AGE 50     AGE 50 AND OLDER
  --------------------------  ---------------------- ------------------------
            2013.............        $12,000                  $2,500

   Note: the Contribution limit above will be adjusted for inflation.

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:

     FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR  APPLICABLE DOLLAR LIMIT
     --------------------------------------------  -----------------------
                        2013......................         $17,500

   You may also make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

   You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.

   ROLLOVERS Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, a qualified employer plan, a section 403(a) plan, 403(b) annuity, or a 457(b) plan maintained by a government employer, as well as into another SIMPLE IRA or eligible retirement plan.

   In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or after two years into a Traditional IRA or eligible retirement plan) within 60 days of the distribution. If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

                      SIMPLIFIED EMPLOYEE PENSION ("SEP")

   Rules applicable to Traditional IRA annuities (including rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity.

                                457(B) ANNUITY

   The compensation amounts that may be deferred under a 457(b) plan may not exceed certain deferral limits established under the Federal tax law. 457(b) plans maintained by State or local governmental employers are considered eligible retirement plans for purposes of the rollover rules and may also accept certain rollover contributions if permitted under the plan. Participants in 457(b) plans of state and local governments (but not participants in section 457(b) plans of Tax--Exempt employers) who attain age 50 prior to the end of the taxable year are also eligible to make catch-up contributions under the same limitations as apply for participants in Section 403(b) plans. Special one-time contribution limitation catch-up elections may also be available to participants in Section 457 (b) plans of both governmental and tax--exempt employers. Participants in governmental plans may not use both the age 50+ catch-up and the special one-time catch up in the same taxable year.

   In general, contribution limits with respect to elective deferrals and to age 50+ catch-up contributions (under governmental 457 (b) plans) are not aggregated with contributions under the other types of qualified plans for purposes of determining the limitations applicable to participants.

                                  WITHDRAWALS

   We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See " Valuation--Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.

                        ACCUMULATION UNIT VALUE TABLES

   These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each Investment Division from year end to year-end (except the highest possible and lowest possible mix which are in the prospectus). The information in these tables has been derived from the Separate Account's full financial statements or other reports ( such as the annual report). The Guaranteed Minimum Income Benefit and Lifetime Withdrawal Guarantee Benefit charges are made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge. Lower charges for the Guaranteed Minimum Income Benefit and the Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009.

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.45 SEPARATE ACCOUNT CHARGE

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008    $10.00       $ 7.01        508.18
                                                             2009      7.01         8.93      8,668.15
                                                             2010      8.93         9.88     11,541.53
                                                             2011      9.88         9.53     36,248.96
                                                             2012      9.53        10.66     44,336.92

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)................................................ 2006     14.43        15.11        287.93
                                                             2007     15.11        15.35      8,944.09
                                                             2008     15.35        13.68     11,572.04
                                                             2009     13.68        15.15     10,941.23
                                                             2010     15.15        15.85     11,794.58
                                                             2011     15.85        16.53     11,832.68
                                                             2012     16.53        17.13     10,953.98

American Funds Global Small Capitalization+ Investment
  Division (Class 2)........................................ 2003     10.66        16.09      1,265.00
                                                             2004     16.09        19.13      1,886.38
                                                             2005     19.13        23.57      2,642.31
                                                             2006     23.57        28.75      4,656.61
                                                             2007     28.75        34.32      7,848.07
                                                             2008     34.32        15.68      9,770.12
                                                             2009     15.68        24.87      9,504.55
                                                             2010     24.87        29.93     10,300.21
                                                             2011     29.93        23.79     11,459.71
                                                             2012     23.79        27.64     11,434.40

American Funds(R) Growth Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008      9.99         6.36      2,823.55
                                                             2009      6.36         8.40      3,506.31
                                                             2010      8.40         9.39      7,171.39
                                                             2011      9.39         8.82     28,152.13
                                                             2012      8.82        10.10     39,983.03

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
American Funds Growth Investment Division+ (Class 2)........ 2003   $ 80.82      $108.71        566.83
                                                             2004    108.71       120.23        983.74
                                                             2005    120.23       137.35      1,729.74
                                                             2006    137.35       148.84      3,179.70
                                                             2007    148.84       164.39      5,620.39
                                                             2008    164.39        90.54      6,380.64
                                                             2009     90.54       124.10      6,929.14
                                                             2010    124.10       144.80      7,667.71
                                                             2011    144.80       136.28      8,593.03
                                                             2012    136.28       157.94      8,122.70

American Funds Growth-Income Investment Division+ (Class 2). 2003     64.98        84.60        381.25
                                                             2004     84.60        91.80        818.54
                                                             2005     91.80        95.52      1,945.95
                                                             2006     95.52       108.19      3,512.10
                                                             2007    108.19       111.72      5,426.65
                                                             2008    111.72        68.26      5,958.99
                                                             2009     68.26        88.08      6,910.79
                                                             2010     88.08        96.49      8,008.38
                                                             2011     96.49        93.13      8,851.73
                                                             2012     93.13       107.56      9,006.13

American Funds(R) Moderate Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008     10.01         7.68      3,595.98
                                                             2009      7.68         9.34     27,879.49
                                                             2010      9.34        10.12     19,645.81
                                                             2011     10.12        10.00     18,210.93
                                                             2012     10.00        10.92     23,124.01

Barclays Capital Aggregate Bond Index Investment Division... 2003     12.21        12.44      3,559.54
                                                             2004     12.44        12.73     15,666.74
                                                             2005     12.73        12.78     32,769.63
                                                             2006     12.78        13.08     44,972.08
                                                             2007     13.08        13.75     50,442.61
                                                             2008     13.75        14.31     54,029.59
                                                             2009     14.31        14.81     64,282.95
                                                             2010     14.81        15.43     66,975.02
                                                             2011     15.43        16.31     65,564.43
                                                             2012     16.31        16.66     67,244.51

BlackRock Bond Income Investment Division................... 2003     41.53        43.22        960.63
                                                             2004     43.22        44.37      1,213.90
                                                             2005     44.37        44.68      2,842.84
                                                             2006     44.68        45.86      3,408.53
                                                             2007     45.86        47.92      3,586.78
                                                             2008     47.92        45.50      3,744.65
                                                             2009     45.50        48.96      3,643.94
                                                             2010     48.96        52.15      3,206.55
                                                             2011     52.15        54.64      4,049.82
                                                             2012     54.64        57.77      4,323.98

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division*............... 2007    $77.17       $77.81        848.24
                                                             2008     77.81        48.07        771.02
                                                             2009     48.07        56.48      1,112.42
                                                             2010     56.48        62.60      1,346.11
                                                             2011     62.60        61.85      1,376.69
                                                             2012     61.85        69.14      1,760.38

BlackRock Large Cap Investment Division..................... 2003     46.54        59.59          1.84
                                                             2004     59.59        64.96        300.12
                                                             2005     64.96        66.15        591.46
                                                             2006     66.15        74.22        983.36
                                                             2007     74.22        77.82          0.00

BlackRock Large Cap Value Investment Division............... 2003      7.90        10.55          7.80
                                                             2004     10.55        11.77        168.62
                                                             2005     11.77        12.25        376.12
                                                             2006     12.25        14.38      2,087.06
                                                             2007     14.38        14.62      9,865.81
                                                             2008     14.62         9.35      9,584.17
                                                             2009      9.35        10.23     16,217.58
                                                             2010     10.23        10.99     17,122.09
                                                             2011     10.99        11.05     19,398.59
                                                             2012     11.05        12.41     20,254.14

BlackRock Legacy Large Cap Growth Investment Division....... 2003     17.73        23.63         29.08
                                                             2004     23.63        25.28         85.96
                                                             2005     25.28        26.60        336.05
                                                             2006     26.60        27.24        658.32
                                                             2007     27.24        31.79        715.01
                                                             2008     31.79        19.83        812.55
                                                             2009     19.83        26.69        915.46
                                                             2010     26.69        31.43      1,029.15
                                                             2011     31.43        28.14      1,931.20
                                                             2012     28.14        31.63      2,085.77

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)............... 2006     17.00        17.20          0.00
                                                             2007     17.20        17.58          1.23
                                                             2008     17.58         9.53        166.87
                                                             2009      9.53         9.93          0.00

BlackRock Money Market Investment Division (5/1/2003)....... 2003     21.95        21.81          0.00
                                                             2004     21.81        21.65          0.00
                                                             2005     21.65        21.91          0.00
                                                             2006     21.91        22.57          0.00
                                                             2007     22.57        23.32          0.00
                                                             2008     23.32        23.58          0.00
                                                             2009     23.58        23.30          0.00
                                                             2010     23.30        22.96          0.00
                                                             2011     22.96        22.63          0.00
                                                             2012     22.63        22.31          0.00

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Calvert VP SRI Balanced Investment Division................. 2003    $16.88       $19.85        107.19
                                                             2004     19.85        21.18        344.88
                                                             2005     21.18        22.05        570.10
                                                             2006     22.05        23.64      1,083.33
                                                             2007     23.64        23.94      2,037.87
                                                             2008     23.94        16.20      2,612.58
                                                             2009     16.20        20.01      2,559.69
                                                             2010     20.01        22.11      3,031.03
                                                             2011     22.11        22.79      5,281.28
                                                             2012     22.79        24.82      5,566.86

Clarion Global Real Estate Investment Division (5/1/2004)... 2004      9.99        12.82        156.41
                                                             2005     12.82        14.32      2,090.52
                                                             2006     14.32        19.42      5,568.38
                                                             2007     19.42        16.27      9,986.87
                                                             2008     16.27         9.35     11,358.61
                                                             2009      9.35        12.42     11,384.24
                                                             2010     12.42        14.21     11,318.98
                                                             2011     14.21        13.22     14,544.26
                                                             2012     13.22        16.42     13,740.79

Davis Venture Value Investment Division..................... 2003     21.51        27.72        316.39
                                                             2004     27.72        30.59        957.99
                                                             2005     30.59        33.16      2,198.14
                                                             2006     33.16        37.37      4,690.25
                                                             2007     37.37        38.43      9,401.84
                                                             2008     38.43        22.90     11,408.70
                                                             2009     22.90        29.72     12,008.61
                                                             2010     29.72        32.72     13,287.58
                                                             2011     32.72        30.88     16,644.27
                                                             2012     30.88        34.27     17,935.83

FI Value Leaders Investment Division........................ 2003     18.44        23.06         94.75
                                                             2004     23.06        25.80        191.49
                                                             2005     25.80        28.08        549.01
                                                             2006     28.08        30.91        730.98
                                                             2007     30.91        31.66        877.75
                                                             2008     31.66        19.00      1,104.38
                                                             2009     19.00        22.75      1,308.39
                                                             2010     22.75        25.63      1,107.41
                                                             2011     25.63        23.65      1,473.64
                                                             2012     23.65        26.91      1,524.61

Harris Oakmark International Investment Division............ 2003      8.82        11.74        136.41
                                                             2004     11.74        13.94      3,721.58
                                                             2005     13.94        15.70      4,996.10
                                                             2006     15.70        19.94     10,988.71
                                                             2007     19.94        19.43     20,546.61
                                                             2008     19.43        11.32     18,790.19
                                                             2009     11.32        17.30     20,309.68
                                                             2010     17.30        19.85     25,618.84
                                                             2011     19.85        16.78     28,514.56
                                                             2012     16.78        21.37     27,699.29

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Invesco Small Cap Growth Investment Division................ 2003   $  8.46      $ 11.58          4.72
                                                             2004     11.58        12.15        186.97
                                                             2005     12.15        12.97        306.64
                                                             2006     12.97        14.60        452.84
                                                             2007     14.60        15.98        889.96
                                                             2008     15.98         9.65      1,374.04
                                                             2009      9.65        12.72      2,169.46
                                                             2010     12.72        15.83      2,198.64
                                                             2011     15.83        15.43      1,211.69
                                                             2012     15.43        17.98        759.31

Janus Forty Investment Division (4/30/2007)................. 2007    144.01       176.60         26.63
                                                             2008    176.60       100.95        593.98
                                                             2009    100.95       142.14      1,061.21
                                                             2010    142.14       153.26      1,334.40
                                                             2011    153.26       139.66      1,343.16
                                                             2012    139.66       168.63      1,656.82

Jennison Growth Investment Division......................... 2012      9.10         8.77      9,845.26

Jennison Growth Investment Division (formerly Oppenheimer
  Capital Appreciation Investment Division)................. 2003      6.27         7.95        444.53
                                                             2004      7.95         8.34      2,849.59
                                                             2005      8.34         8.60      2,217.38
                                                             2006      8.60         9.13      3,178.86
                                                             2007      9.13        10.28      4,013.04
                                                             2008     10.28         5.47      4,251.11
                                                             2009      5.47         7.76      5,949.42
                                                             2010      7.76         8.36      9,161.87
                                                             2011      8.36         8.13      9,535.19
                                                             2012      8.13         9.14          0.00

Loomis Sayles Small Cap Core Investment Division............ 2003     17.13        23.04         20.81
                                                             2004     23.04        26.39        100.06
                                                             2005     26.39        27.75        155.00
                                                             2006     27.75        31.83        436.20
                                                             2007     31.83        35.02        962.11
                                                             2008     35.02        22.07      1,736.22
                                                             2009     22.07        28.26      2,019.62
                                                             2010     28.26        35.43      2,159.64
                                                             2011     35.43        35.04      2,282.33
                                                             2012     35.04        39.47      2,743.12

Loomis Sayles Small Cap Growth Investment Division.......... 2003      6.23         8.88        361.42
                                                             2004      8.88         9.73        688.78
                                                             2005      9.73        10.01        995.07
                                                             2006     10.01        10.83      2,541.58
                                                             2007     10.83        11.13      4,155.52
                                                             2008     11.13         6.44      5,677.52
                                                             2009      6.44         8.23      6,400.09
                                                             2010      8.23        10.66      5,666.64
                                                             2011     10.66        10.79      8,304.82
                                                             2012     10.79        11.79      9,292.30

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division.............. 2003    $13.51       $15.87      1,323.54
                                                             2004     15.87        16.92      2,050.17
                                                             2005     16.92        16.92      3,620.71
                                                             2006     16.92        18.21      4,445.21
                                                             2007     18.21        19.12      5,184.85
                                                             2008     19.12        15.34      5,748.51
                                                             2009     15.34        20.68      5,319.95
                                                             2010     20.68        23.02      6,162.55
                                                             2011     23.02        23.70      8,093.33
                                                             2012     23.70        26.39      8,074.51

Lord Abbett Mid Cap Value Investment Division............... 2012     25.15        25.85      8,526.52

Lord Abbett Mid Cap Value Investment Division (formerly
  Neuberger Berman Mid Cap Value Investment Division)....... 2003     13.30        17.85        302.01
                                                             2004     17.85        21.58        928.34
                                                             2005     21.58        23.81      2,277.33
                                                             2006     23.81        26.09      4,695.92
                                                             2007     26.09        26.54      6,721.00
                                                             2008     26.54        13.73      7,931.23
                                                             2009     13.73        20.00      6,302.86
                                                             2010     20.00        24.85      7,269.79
                                                             2011     24.85        22.86      7,793.68
                                                             2012     22.86        25.27          0.00

Met/Artisan Mid Cap Value Investment Division............... 2003     23.05        30.06      1,004.28
                                                             2004     30.06        32.49      1,645.00
                                                             2005     32.49        35.13      2,964.48
                                                             2006     35.13        38.85      4,220.68
                                                             2007     38.85        35.57      4,709.45
                                                             2008     35.57        18.88      3,191.87
                                                             2009     18.88        26.28      3,293.85
                                                             2010     26.28        29.73      4,514.55
                                                             2011     29.73        31.20      4,616.39
                                                             2012     31.20        34.31      3,847.37

Met/Franklin Income Investment Division (4/28/2008)......... 2008      9.99         7.98        122.59
                                                             2009      7.98        10.05      1,923.25
                                                             2010     10.05        11.08      6,003.79
                                                             2011     11.08        11.15      6,407.64
                                                             2012     11.15        12.37      7,382.69

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)................................................ 2011      9.98         9.76         52.27
                                                             2012      9.76        10.04        199.43

Met/Franklin Mutual Shares Investment Division (4/28/2008).. 2008      9.99         6.59        725.28
                                                             2009      6.59         8.12      2,742.12
                                                             2010      8.12         8.88      4,303.56
                                                             2011      8.88         8.71      5,839.83
                                                             2012      8.71         9.77      7,664.05

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)...................................... 2008    $ 9.99       $ 7.03        235.28
                                                             2009      7.03         8.90      4,152.60
                                                             2010      8.90         9.66      7,654.75
                                                             2011      9.66         9.35     10,598.27
                                                             2012      9.35        10.70      9,883.36

Met/Templeton Growth Investment Division (4/28/2008)........ 2008      9.99         6.56        149.02
                                                             2009      6.56         8.58      1,287.06
                                                             2010      8.58         9.10      2,054.52
                                                             2011      9.10         8.35      3,173.83
                                                             2012      8.35        10.06      2,934.14

MetLife Aggressive Strategy Investment Division............. 2011     12.12        10.38      8,962.01
                                                             2012     10.38        11.94     17,797.18

MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division)
  (5/1/2005)................................................ 2005      9.99        11.14          0.00
                                                             2006     11.14        12.70      1,825.47
                                                             2007     12.70        12.93      3,704.54
                                                             2008     12.93         7.59      6,714.55
                                                             2009      7.59         9.83      9,312.79
                                                             2010      9.83        11.21      7,345.30
                                                             2011     11.21        12.16          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)................................................ 2005      9.99        10.29      3,226.13
                                                             2006     10.29        10.84      3,287.56
                                                             2007     10.84        11.28      5,471.32
                                                             2008     11.28         9.52      6,221.96
                                                             2009      9.52        11.31     15,090.28
                                                             2010     11.31        12.27     15,413.36
                                                             2011     12.27        12.48     23,719.11
                                                             2012     12.48        13.43     31,914.98

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.51          0.00
                                                             2006     10.51        11.33      4,260.41
                                                             2007     11.33        11.71     16,422.84
                                                             2008     11.71         9.05     30,225.29
                                                             2009      9.05        11.03     33,612.22
                                                             2010     11.03        12.12     40,408.63
                                                             2011     12.12        12.07     56,536.50
                                                             2012     12.07        13.26     49,470.91

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division............. 2003    $ 8.61       $11.41      2,349.55
                                                             2004     11.41        13.02      3,485.46
                                                             2005     13.02        14.37      6,363.90
                                                             2006     14.37        15.56      8,808.86
                                                             2007     15.56        16.49     10,732.14
                                                             2008     16.49        10.34     12,611.56
                                                             2009     10.34        13.94     12,156.30
                                                             2010     13.94        17.31     12,552.30
                                                             2011     17.31        16.68     15,986.81
                                                             2012     16.68        19.29     15,033.11

MetLife Moderate Allocation Investment Division (5/1/2005).. 2005      9.99        10.74        833.85
                                                             2006     10.74        11.84     17,559.67
                                                             2007     11.84        12.18     25,465.29
                                                             2008     12.18         8.56     39,832.61
                                                             2009      8.56        10.68     55,977.91
                                                             2010     10.68        11.91     63,008.80
                                                             2011     11.91        11.58     67,284.64
                                                             2012     11.58        12.92     86,390.14

MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.97        331.12
                                                             2006     10.97        12.35      8,864.31
                                                             2007     12.35        12.64     19,896.20
                                                             2008     12.64         8.08     28,589.44
                                                             2009      8.08        10.28     41,884.53
                                                             2010     10.28        11.62     59,164.68
                                                             2011     11.62        11.02     80,854.30
                                                             2012     11.02        12.53     89,320.16

MetLife Stock Index Investment Division..................... 2003     26.63        33.56      2,815.01
                                                             2004     33.56        36.47      7,580.95
                                                             2005     36.47        37.52     13,758.23
                                                             2006     37.52        42.60     18,457.29
                                                             2007     42.60        44.07     23,472.30
                                                             2008     44.07        27.25     34,153.83
                                                             2009     27.25        33.82     30,647.68
                                                             2010     33.82        38.17     32,389.24
                                                             2011     38.17        38.23     36,551.24
                                                             2012     38.23        43.49     34,354.73

MFS(R) Research International Investment Division........... 2003      7.28         9.47      2,924.17
                                                             2004      9.47        11.16      3,434.16
                                                             2005     11.16        12.81      3,797.02
                                                             2006     12.81        15.98      6,565.99
                                                             2007     15.98        17.85     10,263.62
                                                             2008     17.85        10.13     13,628.81
                                                             2009     10.13        13.14     14,363.44
                                                             2010     13.14        14.43     15,263.03
                                                             2011     14.43        12.70     14,503.53
                                                             2012     12.70        14.61     13,447.88

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
MFS(R) Total Return Investment Division..................... 2003    $31.48       $36.22        162.46
                                                             2004     36.22        39.62      1,233.12
                                                             2005     39.62        40.16      1,329.60
                                                             2006     40.16        44.31      1,857.25
                                                             2007     44.31        45.47      2,885.95
                                                             2008     45.47        34.80      2,363.74
                                                             2009     34.80        40.57      2,619.61
                                                             2010     40.57        43.91      2,883.67
                                                             2011     43.91        44.21      3,416.60
                                                             2012     44.21        48.50      4,484.49

MFS(R) Value Investment Division............................ 2003      9.65        11.91      1,436.68
                                                             2004     11.91        13.05      3,152.03
                                                             2005     13.05        12.65      5,072.08
                                                             2006     12.65        14.69      6,962.96
                                                             2007     14.69        13.90     14,487.72
                                                             2008     13.90         9.08     13,473.62
                                                             2009      9.08        10.79     16,367.12
                                                             2010     10.79        11.82     17,416.17
                                                             2011     11.82        11.73     18,775.13
                                                             2012     11.73        13.45     17,873.95

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)...................................... 2003      9.65        12.01        549.58
                                                             2004     12.01        13.54      1,021.69
                                                             2005     13.54        14.42      1,448.25
                                                             2006     14.42        16.30      1,010.15
                                                             2007     16.30        15.63      1,696.77
                                                             2008     15.63         9.50      1,923.22
                                                             2009      9.50        12.81      1,944.73
                                                             2010     12.81        15.51      2,118.61
                                                             2011     15.51        14.48      1,694.51
                                                             2012     14.48        15.03      2,307.49

MSCI EAFE(R) Index Investment Division (formerly Morgan
  Stanley EAFE(R) Index Investment Division)................ 2003      6.97         9.43      3,873.08
                                                             2004      9.43        11.08      6,433.44
                                                             2005     11.08        12.34      9,089.56
                                                             2006     12.34        15.26     12,602.42
                                                             2007     15.26        16.62     17,463.95
                                                             2008     16.62         9.46     26,278.41
                                                             2009      9.46        11.97     23,952.13
                                                             2010     11.97        12.73     26,615.65
                                                             2011     12.73        10.96     33,240.27
                                                             2012     10.96        12.75     32,439.05

Morgan Stanley Mid Cap Growth Investment Division........... 2010     12.78        14.84      7,388.96
                                                             2011     14.84        13.62      2,124.70
                                                             2012     13.62        14.67      3,213.67

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division (formerly
  FI Mid Cap Opportunities Investment Division)............. 2003    $10.78       $14.27          0.00
                                                             2004     14.27        16.43      1,844.29
                                                             2005     16.43        17.27      3,246.37
                                                             2006     17.27        18.99      3,696.05
                                                             2007     18.99        20.24      4,101.03
                                                             2008     20.24         8.89      2,163.24
                                                             2009      8.89        11.70      1,942.04
                                                             2010     11.70        12.66          0.00

Neuberger Berman Genesis Investment Division................ 2003     10.80        15.94      1,442.05
                                                             2004     15.94        18.08      4,733.00
                                                             2005     18.08        18.52      6,393.47
                                                             2006     18.52        21.25      5,338.90
                                                             2007     21.25        20.17      6,204.84
                                                             2008     20.17        12.21      7,230.09
                                                             2009     12.21        13.58      7,532.78
                                                             2010     13.58        16.25      7,904.93
                                                             2011     16.25        16.89      7,164.14
                                                             2012     16.89        18.27      6,227.43

PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)................................................ 2006     10.97        11.08        330.84
                                                             2007     11.08        12.10        462.98
                                                             2008     12.10        11.10     14,191.03
                                                             2009     11.10        12.92     16,559.51
                                                             2010     12.92        13.72     19,682.28
                                                             2011     13.72        15.03     31,407.74
                                                             2012     15.03        16.16     34,420.09

PIMCO Total Return Investment Division...................... 2003     11.34        11.66      6,229.03
                                                             2004     11.66        12.06     10,445.98
                                                             2005     12.06        12.16     14,727.33
                                                             2006     12.16        12.52     23,460.30
                                                             2007     12.52        13.28     29,497.35
                                                             2008     13.28        13.14     28,115.73
                                                             2009     13.14        15.29     44,252.80
                                                             2010     15.29        16.30     54,854.40
                                                             2011     16.30        16.57     63,509.21
                                                             2012     16.57        17.85     71,081.34

RCM Technology Investment Division.......................... 2003      2.95         4.59         80.88
                                                             2004      4.59         4.33        507.30
                                                             2005      4.33         4.74        954.08
                                                             2006      4.74         4.92      2,828.72
                                                             2007      4.92         6.37      6,050.28
                                                             2008      6.37         3.49      6,262.36
                                                             2009      3.49         5.47      8,358.97
                                                             2010      5.47         6.88     14,540.38
                                                             2011      6.88         6.11     10,587.94
                                                             2012      6.11         6.75      5,302.48

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division................... 2003    $ 9.25       $13.28        856.01
                                                             2004     13.28        15.37      1,554.63
                                                             2005     15.37        15.80      2,943.50
                                                             2006     15.80        18.31      4,984.93
                                                             2007     18.31        17.74      5,735.40
                                                             2008     17.74        11.60      7,192.80
                                                             2009     11.60        14.36      8,539.44
                                                             2010     14.36        17.92     10,099.65
                                                             2011     17.92        16.90     13,315.72
                                                             2012     16.90        19.34     10,549.77

SSgA Growth ETF Investment Division (5/1/2006).............. 2006     10.70        11.40          0.00
                                                             2007     11.40        11.87        145.98
                                                             2008     11.87         7.84        145.72
                                                             2009      7.84         9.98      1,196.30
                                                             2010      9.98        11.23        398.44
                                                             2011     11.23        10.83      3,078.24
                                                             2012     10.83        12.28      5,567.43

SSgA Growth and Income ETF Investment Division (5/1/2006)... 2006     10.51        11.15          0.00
                                                             2007     11.15        11.58          0.00
                                                             2008     11.58         8.55          0.00
                                                             2009      8.55        10.53      2,112.77
                                                             2010     10.53        11.65      6,609.65
                                                             2011     11.65        11.60     22,019.03
                                                             2012     11.60        12.90     30,928.80

T. Rowe Price Large Cap Growth Investment Division.......... 2003      8.65        11.15        385.28
                                                             2004     11.15        12.06      2,168.53
                                                             2005     12.06        12.64      3,914.84
                                                             2006     12.64        14.06      4,416.96
                                                             2007     14.06        15.13      7,105.52
                                                             2008     15.13         8.64      7,772.58
                                                             2009      8.64        12.19      8,865.60
                                                             2010     12.19        14.03      9,325.77
                                                             2011     14.03        13.64     13,011.67
                                                             2012     13.64        15.95     13,298.11

T. Rowe Price Mid Cap Growth Investment Division............ 2003      4.54         6.11         59.54
                                                             2004      6.11         7.10      1,526.35
                                                             2005      7.10         8.02      3,928.80
                                                             2006      8.02         8.39      8,034.99
                                                             2007      8.39         9.73     17,262.47
                                                             2008      9.73         5.78     17,527.00
                                                             2009      5.78         8.28     23,619.52
                                                             2010      8.28        10.43     25,178.14
                                                             2011     10.43        10.11     28,147.13
                                                             2012     10.11        11.32     28,478.66

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment Division.......... 2003    $ 8.65       $12.02      1,333.24
                                                             2004     12.02        13.14      2,047.11
                                                             2005     13.14        14.34      1,363.39
                                                             2006     14.34        14.65      2,309.31
                                                             2007     14.65        15.82      3,961.01
                                                             2008     15.82         9.92      3,030.69
                                                             2009      9.92        13.56      4,399.13
                                                             2010     13.56        18.00      6,124.80
                                                             2011     18.00        18.00      8,464.56
                                                             2012     18.00        20.56      7,160.34

Third Avenue Small Cap Value Investment Division............ 2003      8.22        11.47          9.53
                                                             2004     11.47        14.30        214.83
                                                             2005     14.30        16.27        904.15
                                                             2006     16.27        18.15      3,365.95
                                                             2007     18.15        17.34      6,471.22
                                                             2008     17.34        11.99      7,501.72
                                                             2009     11.99        14.95      8,198.18
                                                             2010     14.95        17.67      8,085.96
                                                             2011     17.67        15.85      8,978.18
                                                             2012     15.85        18.43      9,925.13

Western Asset Management Strategic Bond Opportunities
  Investment Division....................................... 2003     16.92        18.78        160.51
                                                             2004     18.78        19.67        549.20
                                                             2005     19.67        19.89        539.74
                                                             2006     19.89        20.55      2,715.67
                                                             2007     20.55        21.00      4,187.52
                                                             2008     21.00        17.55      4,981.54
                                                             2009     17.55        22.81      5,140.05
                                                             2010     22.81        25.28      6,140.11
                                                             2011     25.28        26.38      8,276.43
                                                             2012     26.38        28.93      8,186.17

Western Asset Management U.S. Government Investment Division 2003     15.49        15.52        861.10
                                                             2004     15.52        15.70      2,184.14
                                                             2005     15.70        15.69      4,277.89
                                                             2006     15.69        16.07      4,543.14
                                                             2007     16.07        16.48      5,623.40
                                                             2008     16.48        16.16      5,606.75
                                                             2009     16.16        16.57      5,995.14
                                                             2010     16.57        17.23      7,078.01
                                                             2011     17.23        17.88     12,858.13
                                                             2012     17.88        18.16     12,266.02

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.40 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.01          0.00
                                                        2009      7.01         8.94      3,205.95
                                                        2010      8.94         9.89     15,113.42
                                                        2011      9.89         9.55     18,919.93
                                                        2012      9.55        10.69     22,283.61

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     14.49        15.19         90.17
                                                        2007     15.19        15.43      2,717.93
                                                        2008     15.43        13.76      1,228.37
                                                        2009     13.76        15.24      1,411.93
                                                        2010     15.24        15.96      4,082.63
                                                        2011     15.96        16.66      3,771.05
                                                        2012     16.66        17.26      5,169.49

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.68        16.14        248.94
                                                        2004     16.14        19.19        874.83
                                                        2005     19.19        23.66      3,034.21
                                                        2006     23.66        28.88      8,369.00
                                                        2007     28.88        34.49      9,984.89
                                                        2008     34.49        15.76      9,747.17
                                                        2009     15.76        25.01     10,588.10
                                                        2010     25.01        30.12     12,592.07
                                                        2011     30.12        23.95     12,588.31
                                                        2012     23.95        27.84     13,330.09

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.36      5,371.53
                                                        2009      6.36         8.41      9,511.06
                                                        2010      8.41         9.41     38,206.02
                                                        2011      9.41         8.84     39,621.07
                                                        2012      8.84        10.12     44,163.51

American Funds Growth Investment Division+ (Class 2)... 2003     81.59       109.80        213.24
                                                        2004    109.80       121.49        750.36
                                                        2005    121.49       138.86      1,130.53
                                                        2006    138.86       150.55      3,008.94
                                                        2007    150.55       166.36      3,261.55
                                                        2008    166.36        91.68      3,298.78
                                                        2009     91.68       125.72      3,439.62
                                                        2010    125.72       146.76      4,338.96
                                                        2011    146.76       138.19      4,062.93
                                                        2012    138.19       160.24      3,734.85

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 65.60      $ 85.45        104.66
                                                        2004     85.45        92.76      1,079.47
                                                        2005     92.76        96.57      1,746.28
                                                        2006     96.57       109.44      3,215.01
                                                        2007    109.44       113.07      4,285.93
                                                        2008    113.07        69.12      3,745.16
                                                        2009     69.12        89.23      3,937.57
                                                        2010     89.23        97.80      4,076.35
                                                        2011     97.80        94.44      4,134.71
                                                        2012     94.44       109.12      4,479.76

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.68          0.00
                                                        2009      7.68         9.35      1,683.75
                                                        2010      9.35        10.14      2,433.50
                                                        2011     10.14        10.01      4,680.36
                                                        2012     10.01        10.94      8,774.38

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.23        12.47      2,135.85
                                                        2004     12.47        12.77      7,143.10
                                                        2005     12.77        12.83      9,498.74
                                                        2006     12.83        13.13     17,290.68
                                                        2007     13.13        13.81     32,305.85
                                                        2008     13.81        14.38     27,321.87
                                                        2009     14.38        14.89     35,470.90
                                                        2010     14.89        15.52     36,511.56
                                                        2011     15.52        16.42     44,741.07
                                                        2012     16.42        16.78     49,678.17

BlackRock Bond Income Investment Division.............. 2003     41.94        43.66          1.59
                                                        2004     43.66        44.85        463.63
                                                        2005     44.85        45.18      1,569.21
                                                        2006     45.18        46.40      1,663.84
                                                        2007     46.40        48.51      3,284.42
                                                        2008     48.51        46.08      1,492.96
                                                        2009     46.08        49.61      1,321.50
                                                        2010     49.61        52.87      2,498.58
                                                        2011     52.87        55.42      3,216.81
                                                        2012     55.42        58.63      3,479.55

BlackRock Large Cap Core Investment Division*.......... 2007     78.10        78.77        541.05
                                                        2008     78.77        48.69        492.61
                                                        2009     48.69        57.23        463.38
                                                        2010     57.23        63.46        673.14
                                                        2011     63.46        62.74      1,488.20
                                                        2012     62.74        70.17      1,721.42

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Investment Division................ 2003    $47.00       $60.21          6.02
                                                        2004     60.21        65.66        428.83
                                                        2005     65.66        66.90        526.93
                                                        2006     66.90        75.09        532.54
                                                        2007     75.09        78.75          0.00

BlackRock Large Cap Value Investment Division.......... 2003      7.91        10.56        549.93
                                                        2004     10.56        11.79      1,211.71
                                                        2005     11.79        12.27      2,995.73
                                                        2006     12.27        14.42      4,300.92
                                                        2007     14.42        14.66      6,799.21
                                                        2008     14.66         9.38      5,668.16
                                                        2009      9.38        10.27      5,974.95
                                                        2010     10.27        11.03     10,047.59
                                                        2011     11.03        11.10     12,903.48
                                                        2012     11.10        12.48     13,903.38

BlackRock Legacy Large Cap Growth Investment Division.. 2003     17.80        23.74         79.46
                                                        2004     23.74        25.41        132.01
                                                        2005     25.41        26.75        252.46
                                                        2006     26.75        27.40        342.57
                                                        2007     27.40        32.00      1,342.28
                                                        2008     32.00        19.98      1,837.22
                                                        2009     19.98        26.89      1,533.12
                                                        2010     26.89        31.68      1,895.34
                                                        2011     31.68        28.38      1,824.26
                                                        2012     28.38        31.92      1,987.74

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.09        17.29        261.90
                                                        2007     17.29        17.68          0.00
                                                        2008     17.68         9.59          0.00
                                                        2009      9.59         9.99          0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     22.17        22.03          0.00
                                                        2004     22.03        21.89          0.00
                                                        2005     21.89        22.15          0.00
                                                        2006     22.15        22.84          0.00
                                                        2007     22.84        23.61          0.00
                                                        2008     23.61        23.88          0.00
                                                        2009     23.88        23.61          0.00
                                                        2010     23.61        23.28          0.00
                                                        2011     23.28        22.96          0.00
                                                        2012     22.96        22.64          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Calvert VP SRI Balanced Investment Division............ 2003    $16.96       $19.96         92.43
                                                        2004     19.96        21.30      1,335.42
                                                        2005     21.30        22.20      1,304.11
                                                        2006     22.20        23.81      1,464.93
                                                        2007     23.81        24.12        993.28
                                                        2008     24.12        16.33        727.80
                                                        2009     16.33        20.18        824.31
                                                        2010     20.18        22.31        783.58
                                                        2011     22.31        23.01      1,578.21
                                                        2012     23.01        25.07      1,530.22

Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004      9.99        12.83      2,370.18
                                                        2005     12.83        14.33      4,213.75
                                                        2006     14.33        19.45     10,092.59
                                                        2007     19.45        16.30      6,491.19
                                                        2008     16.30         9.37      6,422.91
                                                        2009      9.37        12.45      6,974.02
                                                        2010     12.45        14.26     10,030.10
                                                        2011     14.26        13.27      9,032.19
                                                        2012     13.27        16.49      9,496.49

Davis Venture Value Investment Division................ 2003     21.60        27.85        111.16
                                                        2004     27.85        30.75        748.08
                                                        2005     30.75        33.35      2,892.00
                                                        2006     33.35        37.60      5,553.60
                                                        2007     37.60        38.68      6,860.60
                                                        2008     38.68        23.07      5,270.29
                                                        2009     23.07        29.95      5,825.99
                                                        2010     29.95        32.99     10,639.56
                                                        2011     32.99        31.14     11,515.82
                                                        2012     31.14        34.58      9,918.52

FI Value Leaders Investment Division................... 2003     18.53        23.18        475.08
                                                        2004     23.18        25.95        737.34
                                                        2005     25.95        28.26      1,354.18
                                                        2006     28.26        31.12      1,183.22
                                                        2007     31.12        31.90        922.86
                                                        2008     31.90        19.15        946.41
                                                        2009     19.15        22.94      1,015.63
                                                        2010     22.94        25.86      1,365.80
                                                        2011     25.86        23.87      1,305.66
                                                        2012     23.87        27.18      1,264.97

Harris Oakmark International Investment Division....... 2003      8.83        11.75          0.00
                                                        2004     11.75        13.96      1,291.02
                                                        2005     13.96        15.73      3,416.24
                                                        2006     15.73        19.99      7,646.84
                                                        2007     19.99        19.49     10,592.00
                                                        2008     19.49        11.36      6,692.29
                                                        2009     11.36        17.37      8,922.58
                                                        2010     17.37        19.94     11,617.64
                                                        2011     19.94        16.86     13,153.26
                                                        2012     16.86        21.49     12,622.98

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Invesco Small Cap Growth Investment Division........... 2003   $  8.47      $ 11.60        500.68
                                                        2004     11.60        12.17        569.56
                                                        2005     12.17        13.00        610.19
                                                        2006     13.00        14.63          1.69
                                                        2007     14.63        16.03          3.15
                                                        2008     16.03         9.68        180.24
                                                        2009      9.68        12.78        200.05
                                                        2010     12.78        15.90        287.94
                                                        2011     15.90        15.51         75.94
                                                        2012     15.51        18.08        136.85

Janus Forty Investment Division (4/30/2007)............ 2007    145.83       178.90        256.85
                                                        2008    178.90       102.32        691.59
                                                        2009    102.32       144.13      1,268.00
                                                        2010    144.13       155.49      1,784.40
                                                        2011    155.49       141.76      1,603.10
                                                        2012    141.76       171.25      1,730.41

Jennison Growth Investment Division.................... 2012      9.15         8.82      5,997.11

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.28         7.96      1,369.01
                                                        2004      7.96         8.35      1,564.27
                                                        2005      8.35         8.62      1,786.40
                                                        2006      8.62         9.15        757.44
                                                        2007      9.15        10.32        505.50
                                                        2008     10.32         5.50      1,105.02
                                                        2009      5.50         7.79      1,816.73
                                                        2010      7.79         8.40      5,862.62
                                                        2011      8.40         8.17      6,361.99
                                                        2012      8.17         9.20          0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.20        23.15         38.65
                                                        2004     23.15        26.53        619.34
                                                        2005     26.53        27.91        951.90
                                                        2006     27.91        32.04      2,565.57
                                                        2007     32.04        35.26      2,833.72
                                                        2008     35.26        22.23      1,009.30
                                                        2009     22.23        28.48      1,065.61
                                                        2010     28.48        35.73      1,351.72
                                                        2011     35.73        35.36      1,350.90
                                                        2012     35.36        39.84        886.59

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.24         8.90      1,491.89
                                                        2004      8.90         9.75      1,919.95
                                                        2005      9.75        10.04      2,237.05
                                                        2006     10.04        10.86      2,155.40
                                                        2007     10.86        11.17      2,284.03
                                                        2008     11.17         6.46      1,505.98
                                                        2009      6.46         8.27      2,027.52
                                                        2010      8.27        10.71      4,147.47
                                                        2011     10.71        10.85      4,418.66
                                                        2012     10.85        11.86      5,937.70

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division......... 2003    $13.56       $15.93         55.05
                                                        2004     15.93        16.99      1,105.41
                                                        2005     16.99        17.01      1,847.75
                                                        2006     17.01        18.31      3,416.36
                                                        2007     18.31        19.23      5,606.79
                                                        2008     19.23        15.43      3,736.84
                                                        2009     15.43        20.82      4,661.19
                                                        2010     20.82        23.19      4,806.54
                                                        2011     23.19        23.89      5,409.06
                                                        2012     23.89        26.61      6,163.37

Lord Abbett Mid Cap Value Investment Division.......... 2012     25.32        26.03     10,297.58

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.33        17.90        832.96
                                                        2004     17.90        21.65      2,085.00
                                                        2005     21.65        23.89      5,035.38
                                                        2006     23.89        26.20      8,407.39
                                                        2007     26.20        26.66      8,584.25
                                                        2008     26.66        13.80      7,489.19
                                                        2009     13.80        20.11      7,881.52
                                                        2010     20.11        25.00     12,260.60
                                                        2011     25.00        23.01     12,218.23
                                                        2012     23.01        25.44          0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     23.16        30.23      2,361.98
                                                        2004     30.23        32.68      4,061.07
                                                        2005     32.68        35.36      4,889.45
                                                        2006     35.36        39.11      5,160.17
                                                        2007     39.11        35.84      5,001.26
                                                        2008     35.84        19.03      3,458.14
                                                        2009     19.03        26.50      3,721.27
                                                        2010     26.50        29.99      5,149.90
                                                        2011     29.99        31.50      4,256.99
                                                        2012     31.50        34.65      4,141.53

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         7.98          0.00
                                                        2009      7.98        10.06        442.53
                                                        2010     10.06        11.10     10,354.54
                                                        2011     11.10        11.18     11,096.38
                                                        2012     11.18        12.40     11,920.15

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.76      4,480.90
                                                        2012      9.76        10.05      4,720.55

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.60          0.00
                                                        2009      6.60         8.12        372.04
                                                        2010      8.12         8.89      3,462.57
                                                        2011      8.89         8.72      3,895.01
                                                        2012      8.72         9.80      2,921.04

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008    $ 9.99       $ 7.03      2,987.07
                                                        2009      7.03         8.91        113.95
                                                        2010      8.91         9.67        208.36
                                                        2011      9.67         9.37      1,008.92
                                                        2012      9.37        10.73      2,252.03

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.56          0.00
                                                        2009      6.56         8.59        240.24
                                                        2010      8.59         9.12      1,291.70
                                                        2011      9.12         8.37      1,430.71
                                                        2012      8.37        10.09      2,173.07

MetLife Aggressive Strategy Investment Division........ 2011     12.16        10.41     20,179.64
                                                        2012     10.41        11.98     20,076.33

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive Allocation
  Investment Division) (5/1/2005)...................... 2005      9.99        11.15          0.00
                                                        2006     11.15        12.71          0.00
                                                        2007     12.71        12.94      2,025.81
                                                        2008     12.94         7.60      2,690.46
                                                        2009      7.60         9.85      4,462.04
                                                        2010      9.85        11.24      9,964.52
                                                        2011     11.24        12.19          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.29          0.00
                                                        2006     10.29        10.85        246.36
                                                        2007     10.85        11.30        674.91
                                                        2008     11.30         9.54      4,811.04
                                                        2009      9.54        11.33      4,795.84
                                                        2010     11.33        12.30      4,786.51
                                                        2011     12.30        12.52     13,414.76
                                                        2012     12.52        13.48     16,664.95

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.51      2,607.14
                                                        2006     10.51        11.34      2,607.14
                                                        2007     11.34        11.72      3,521.82
                                                        2008     11.72         9.06      8,710.86
                                                        2009      9.06        11.05      7,370.08
                                                        2010     11.05        12.16      8,829.17
                                                        2011     12.16        12.11     18,288.42
                                                        2012     12.11        13.31     19,737.88

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division........ 2003    $ 8.62       $11.43         871.20
                                                        2004     11.43        13.05       4,139.79
                                                        2005     13.05        14.41       5,382.64
                                                        2006     14.41        15.61       6,366.59
                                                        2007     15.61        16.55      11,065.63
                                                        2008     16.55        10.38      10,706.55
                                                        2009     10.38        14.00      13,079.64
                                                        2010     14.00        17.40      11,789.40
                                                        2011     17.40        16.78      15,581.29
                                                        2012     16.78        19.41      17,623.56

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.74         527.34
                                                        2006     10.74        11.85      38,145.98
                                                        2007     11.85        12.19      79,401.10
                                                        2008     12.19         8.58      74,971.27
                                                        2009      8.58        10.70      67,725.80
                                                        2010     10.70        11.95     107,996.42
                                                        2011     11.95        11.62     118,424.34
                                                        2012     11.62        12.97     156,507.30

MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.97       9,497.11
                                                        2006     10.97        12.36       9,626.62
                                                        2007     12.36        12.65      16,302.49
                                                        2008     12.65         8.09      23,713.76
                                                        2009      8.09        10.30      22,321.07
                                                        2010     10.30        11.65      50,393.30
                                                        2011     11.65        11.06      32,395.23
                                                        2012     11.06        12.58      42,563.05

MetLife Stock Index Investment Division................ 2003     26.79        33.79       3,560.51
                                                        2004     33.79        36.74       9,069.67
                                                        2005     36.74        37.82      13,139.50
                                                        2006     37.82        42.96      16,104.79
                                                        2007     42.96        44.46      24,042.36
                                                        2008     44.46        27.51      27,574.58
                                                        2009     27.51        34.16      33,272.23
                                                        2010     34.16        38.56      28,749.50
                                                        2011     38.56        38.65      31,438.85
                                                        2012     38.65        43.99      29,144.52

MFS(R) Research International Investment Division...... 2003      7.28         9.49          14.75
                                                        2004      9.49        11.19          51.30
                                                        2005     11.19        12.84         353.65
                                                        2006     12.84        16.03       3,516.25
                                                        2007     16.03        17.91       3,893.52
                                                        2008     17.91        10.17       7,278.53
                                                        2009     10.17        13.20       5,873.53
                                                        2010     13.20        14.50       6,227.74
                                                        2011     14.50        12.77       8,087.35
                                                        2012     12.77        14.70       6,653.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MFS(R) Total Return Investment Division................ 2003    $31.73       $36.52      1,001.40
                                                        2004     36.52        39.97      1,401.55
                                                        2005     39.97        40.54      2,395.40
                                                        2006     40.54        44.75      3,447.32
                                                        2007     44.75        45.94      3,746.67
                                                        2008     45.94        35.18      3,360.60
                                                        2009     35.18        41.04      3,652.09
                                                        2010     41.04        44.43      3,614.95
                                                        2011     44.43        44.76      2,960.38
                                                        2012     44.76        49.13      2,874.12

MFS(R) Value Investment Division....................... 2003      9.67        11.94      4,378.71
                                                        2004     11.94        13.09      6,521.36
                                                        2005     13.09        12.70      7,622.54
                                                        2006     12.70        14.75      8,780.48
                                                        2007     14.75        13.96      8,034.77
                                                        2008     13.96         9.12      8,140.73
                                                        2009      9.12        10.85      7,668.96
                                                        2010     10.85        11.90      7,987.94
                                                        2011     11.90        11.81     11,424.88
                                                        2012     11.81        13.54      9,962.94

MLA Mid Cap Investment Division (formerly Lazard Mid
  Cap Investment Division)............................. 2003      9.66        12.02      1,288.94
                                                        2004     12.02        13.56      1,582.17
                                                        2005     13.56        14.45      1,753.16
                                                        2006     14.45        16.34        899.72
                                                        2007     16.34        15.68        853.20
                                                        2008     15.68         9.54        772.75
                                                        2009      9.54        12.86      1,154.85
                                                        2010     12.86        15.58      1,749.83
                                                        2011     15.58        14.56      2,192.17
                                                        2012     14.56        15.11      2,372.76

MSCI EAFE(R) Index Investment Division (formerly
  Morgan Stanley EAFE(R) Index Investment Division).... 2003      6.98         9.45      1,749.85
                                                        2004      9.45        11.12      6,950.94
                                                        2005     11.12        12.38     10,074.83
                                                        2006     12.38        15.32     11,999.51
                                                        2007     15.32        16.69     18,301.03
                                                        2008     16.69         9.51     21,068.25
                                                        2009      9.51        12.03     25,153.37
                                                        2010     12.03        12.81     21,929.81
                                                        2011     12.81        11.03     28,793.93
                                                        2012     11.03        12.84     27,018.33

Morgan Stanley Mid Cap Growth Investment Division...... 2010     12.87        14.95      1,992.08
                                                        2011     14.95        13.72      2,158.77
                                                        2012     13.72        14.78      2,272.94

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)............................................ 2003    $10.81       $14.32          0.00
                                                        2004     14.32        16.49        658.97
                                                        2005     16.49        17.35      1,509.50
                                                        2006     17.35        19.09      2,459.23
                                                        2007     19.09        20.35      2,108.30
                                                        2008     20.35         8.94      2,035.11
                                                        2009      8.94        11.77      1,886.80
                                                        2010     11.77        12.74          0.00

Neuberger Berman Genesis Investment Division........... 2003     10.81        15.97        971.23
                                                        2004     15.97        18.12      4,164.39
                                                        2005     18.12        18.57      4,090.64
                                                        2006     18.57        21.32      6,961.54
                                                        2007     21.32        20.25      7,513.75
                                                        2008     20.25        12.27      3,711.29
                                                        2009     12.27        13.65      3,092.17
                                                        2010     13.65        16.33      4,407.46
                                                        2011     16.33        16.99      4,427.61
                                                        2012     16.99        18.39      3,719.47

PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)........................................... 2006     10.99        11.10          0.00
                                                        2007     11.10        12.12        576.66
                                                        2008     12.12        11.13      5,855.81
                                                        2009     11.13        12.96      7,713.76
                                                        2010     12.96        13.77     18,661.71
                                                        2011     13.77        15.09     27,526.05
                                                        2012     15.09        16.24     30,929.13

PIMCO Total Return Investment Division................. 2003     11.35        11.68      2,010.07
                                                        2004     11.68        12.09      5,982.63
                                                        2005     12.09        12.19      8,960.97
                                                        2006     12.19        12.56     12,287.44
                                                        2007     12.56        13.32     12,380.76
                                                        2008     13.32        13.19     12,474.41
                                                        2009     13.19        15.35     16,042.59
                                                        2010     15.35        16.38     31,470.36
                                                        2011     16.38        16.66     33,153.67
                                                        2012     16.66        17.95     37,623.30

RCM Technology Investment Division..................... 2003      2.96         4.60        344.29
                                                        2004      4.60         4.34      1,006.93
                                                        2005      4.34         4.75      1,873.94
                                                        2006      4.75         4.93      2,398.63
                                                        2007      4.93         6.40      3,312.84
                                                        2008      6.40         3.50      2,693.54
                                                        2009      3.50         5.49      5,466.84
                                                        2010      5.49         6.92      7,327.23
                                                        2011      6.92         6.15      6,157.15
                                                        2012      6.15         6.79      6,777.42

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division.............. 2003    $ 9.27       $13.32        461.65
                                                        2004     13.32        15.42      2,348.12
                                                        2005     15.42        15.86      3,666.83
                                                        2006     15.86        18.39      4,048.22
                                                        2007     18.39        17.82      5,647.42
                                                        2008     17.82        11.65      6,245.83
                                                        2009     11.65        14.44      9,630.01
                                                        2010     14.44        18.03      9,511.19
                                                        2011     18.03        17.02     11,123.88
                                                        2012     17.02        19.47     13,044.27

SSgA Growth ETF Investment Division (5/1/2006)......... 2006     10.70        11.41          0.00
                                                        2007     11.41        11.88         62.15
                                                        2008     11.88         7.85        160.35
                                                        2009      7.85        10.00      1,690.87
                                                        2010     10.00        11.26      5,164.06
                                                        2011     11.26        10.86      4,556.81
                                                        2012     10.86        12.32     10,346.53

SSgA Growth and Income ETF Investment Division
  (5/1/2006)........................................... 2006     10.51        11.16          0.00
                                                        2007     11.16        11.59          0.00
                                                        2008     11.59         8.57          0.00
                                                        2009      8.57        10.55          0.00
                                                        2010     10.55        11.68          1.77
                                                        2011     11.68        11.64     23,894.32
                                                        2012     11.64        12.95     30,682.84

T. Rowe Price Large Cap Growth Investment Division..... 2003      8.67        11.18        100.79
                                                        2004     11.18        12.10      2,980.22
                                                        2005     12.10        12.68      2,276.90
                                                        2006     12.68        14.12      2,642.90
                                                        2007     14.12        15.20      2,891.75
                                                        2008     15.20         8.69      3,145.27
                                                        2009      8.69        12.26      4,973.76
                                                        2010     12.26        14.11      8,126.80
                                                        2011     14.11        13.73      7,835.33
                                                        2012     13.73        16.07      9,455.48

T. Rowe Price Mid Cap Growth Investment Division....... 2003      4.54         6.12        526.10
                                                        2004      6.12         7.11        981.52
                                                        2005      7.11         8.04      1,933.12
                                                        2006      8.04         8.42      6,384.30
                                                        2007      8.42         9.76      6,591.80
                                                        2008      9.76         5.80      9,133.51
                                                        2009      5.80         8.32     10,331.13
                                                        2010      8.32        10.48     11,527.22
                                                        2011     10.48        10.16     10,875.40
                                                        2012     10.16        11.39     11,187.35

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment Division..... 2003    $ 8.67       $12.06          0.00
                                                        2004     12.06        13.20          6.04
                                                        2005     13.20        14.41        228.27
                                                        2006     14.41        14.72        599.02
                                                        2007     14.72        15.90        825.91
                                                        2008     15.90         9.98        859.37
                                                        2009      9.98        13.65        695.66
                                                        2010     13.65        18.13      1,333.68
                                                        2011     18.13        18.13      1,265.31
                                                        2012     18.13        20.73      1,859.47

Third Avenue Small Cap Value Investment Division....... 2003      8.23        11.48          0.00
                                                        2004     11.48        14.32          1.76
                                                        2005     14.32        16.30        230.07
                                                        2006     16.30        18.19        791.70
                                                        2007     18.19        17.39        770.75
                                                        2008     17.39        12.03      1,334.34
                                                        2009     12.03        15.01      1,308.09
                                                        2010     15.01        17.74      1,203.58
                                                        2011     17.74        15.92      1,215.23
                                                        2012     15.92        18.53        804.43

Western Asset Management Strategic Bond Opportunities
  Investment Division.................................. 2003     16.99        18.87         51.08
                                                        2004     18.87        19.77        465.44
                                                        2005     19.77        20.00      1,665.10
                                                        2006     20.00        20.67      3,192.35
                                                        2007     20.67        21.14      3,466.92
                                                        2008     21.14        17.67      2,912.02
                                                        2009     17.67        22.99      3,222.66
                                                        2010     22.99        25.49      6,506.19
                                                        2011     25.49        26.60      7,088.18
                                                        2012     26.60        29.19      6,999.04

Western Asset Management U.S. Government Investment
  Division............................................. 2003     15.55        15.59        119.97
                                                        2004     15.59        15.78        372.78
                                                        2005     15.78        15.78        884.03
                                                        2006     15.78        16.17      1,488.25
                                                        2007     16.17        16.59      2,072.44
                                                        2008     16.59        16.27      2,481.71
                                                        2009     16.27        16.70      2,910.79
                                                        2010     16.70        17.37      4,893.25
                                                        2011     17.37        18.03      4,616.60
                                                        2012     18.03        18.32      4,997.47

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.30 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.02       2,631.53
                                                        2009      7.02         8.96      35,884.95
                                                        2010      8.96         9.92      51,686.81
                                                        2011      9.92         9.58     118,582.42
                                                        2012      9.58        10.74     126,259.80

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     14.62        15.33       4,179.95
                                                        2007     15.33        15.60      15,641.01
                                                        2008     15.60        13.92      14,532.93
                                                        2009     13.92        15.44      16,978.55
                                                        2010     15.44        16.18      19,186.29
                                                        2011     16.18        16.90      18,589.37
                                                        2012     16.90        17.54      19,771.35

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.73        16.23       1,254.51
                                                        2004     16.23        19.32       7,105.46
                                                        2005     19.32        23.84      16,415.78
                                                        2006     23.84        29.13      28,404.08
                                                        2007     29.13        34.82      40,438.60
                                                        2008     34.82        15.93      47,237.15
                                                        2009     15.93        25.31      63,693.22
                                                        2010     25.31        30.50      67,191.17
                                                        2011     30.50        24.28      77,000.36
                                                        2012     24.28        28.26      80,472.77

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.36       6,559.95
                                                        2009      6.36         8.42      77,454.83
                                                        2010      8.42         9.43      86,791.05
                                                        2011      9.43         8.87     137,806.54
                                                        2012      8.87        10.17     128,953.93

American Funds Growth Investment Division+ (Class 2)... 2003     83.15       112.00       1,908.25
                                                        2004    112.00       124.06       5,585.20
                                                        2005    124.06       141.94       9,723.43
                                                        2006    141.94       154.04      15,774.53
                                                        2007    154.04       170.39      18,009.84
                                                        2008    170.39        93.99      19,606.98
                                                        2009     93.99       129.02      23,055.17
                                                        2010    129.02       150.77      24,930.01
                                                        2011    150.77       142.10      26,253.35
                                                        2012    142.10       164.94      26,242.27

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 66.85      $ 87.16       3,013.83
                                                        2004     87.16        94.72       7,944.50
                                                        2005     94.72        98.71      11,558.81
                                                        2006     98.71       111.97      14,967.77
                                                        2007    111.97       115.80      18,636.08
                                                        2008    115.80        70.86      20,705.15
                                                        2009     70.86        91.57      24,541.79
                                                        2010     91.57       100.46      26,438.87
                                                        2011    100.46        97.11      25,739.18
                                                        2012     97.11       112.32      26,584.74

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.69       1,563.29
                                                        2009      7.69         9.37      32,245.98
                                                        2010      9.37        10.16      37,963.13
                                                        2011     10.16        10.05      58,716.50
                                                        2012     10.05        11.00      77,514.40

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.28        12.54      20,085.04
                                                        2004     12.54        12.85      47,752.02
                                                        2005     12.85        12.92      92,725.98
                                                        2006     12.92        13.24     106,127.97
                                                        2007     13.24        13.94     116,421.35
                                                        2008     13.94        14.53     101,814.51
                                                        2009     14.53        15.06     120,592.93
                                                        2010     15.06        15.71     127,451.82
                                                        2011     15.71        16.64     133,805.83
                                                        2012     16.64        17.02     151,498.39

BlackRock Bond Income Investment Division.............. 2003     42.76        44.56       1,481.26
                                                        2004     44.56        45.82       5,624.95
                                                        2005     45.82        46.20       7,646.56
                                                        2006     46.20        47.50      11,089.78
                                                        2007     47.50        49.70      12,917.97
                                                        2008     49.70        47.26      13,180.50
                                                        2009     47.26        50.94      11,883.54
                                                        2010     50.94        54.33      11,007.03
                                                        2011     54.33        57.02      10,042.55
                                                        2012     57.02        60.37      10,032.45

BlackRock Large Cap Core Investment Division*.......... 2007     79.98        80.72       3,305.85
                                                        2008     80.72        49.95       3,192.64
                                                        2009     49.95        58.77       2,528.40
                                                        2010     58.77        65.24       2,647.33
                                                        2011     65.24        64.56       3,505.65
                                                        2012     64.56        72.27       4,160.88

BlackRock Large Cap Investment Division................ 2003     47.92        61.45         591.57
                                                        2004     61.45        67.09       2,610.30
                                                        2005     67.09        68.42       3,234.00
                                                        2006     68.42        76.88       3,193.59
                                                        2007     76.88        80.66           0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division.......... 2003    $ 7.91       $10.58        207.85
                                                        2004     10.58        11.82      3,956.72
                                                        2005     11.82        12.32      5,567.18
                                                        2006     12.32        14.49      9,625.48
                                                        2007     14.49        14.74     18,627.73
                                                        2008     14.74         9.44     23,978.16
                                                        2009      9.44        10.35     26,748.29
                                                        2010     10.35        11.13     34,172.04
                                                        2011     11.13        11.21     35,985.43
                                                        2012     11.21        12.61     43,720.03

BlackRock Legacy Large Cap Growth Investment Division.. 2003     17.94        23.96         19.58
                                                        2004     23.96        25.67        383.03
                                                        2005     25.67        27.05        496.87
                                                        2006     27.05        27.74      1,265.24
                                                        2007     27.74        32.43      1,338.96
                                                        2008     32.43        20.26      2,890.03
                                                        2009     20.26        27.30      5,421.79
                                                        2010     27.30        32.20      5,935.03
                                                        2011     32.20        28.87      7,593.82
                                                        2012     28.87        32.51     10,254.74

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.25        17.46         58.23
                                                        2007     17.46        17.88        444.06
                                                        2008     17.88         9.71        585.67
                                                        2009      9.71        10.12          0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     22.61        22.49          0.00
                                                        2004     22.49        22.36          0.00
                                                        2005     22.36        22.65          0.00
                                                        2006     22.65        23.38          0.00
                                                        2007     23.38        24.19          0.00
                                                        2008     24.19        24.49          0.00
                                                        2009     24.49        24.24          0.00
                                                        2010     24.24        23.93          0.00
                                                        2011     23.93        23.62          0.00
                                                        2012     23.62        23.31          0.00

Calvert VP SRI Balanced Investment Division............ 2003     17.13        20.18      1,918.65
                                                        2004     20.18        21.57      4,593.81
                                                        2005     21.57        22.49      7,424.82
                                                        2006     22.49        24.15      8,311.30
                                                        2007     24.15        24.49      9,079.89
                                                        2008     24.49        16.60      8,928.73
                                                        2009     16.60        20.53      9,306.13
                                                        2010     20.53        22.72      9,589.21
                                                        2011     22.72        23.45     10,584.34
                                                        2012     23.45        25.58     10,195.29

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004    $ 9.99       $12.84      5,322.67
                                                        2005     12.84        14.36     14,667.91
                                                        2006     14.36        19.50     25,498.77
                                                        2007     19.50        16.36     35,878.78
                                                        2008     16.36         9.41     38,464.10
                                                        2009      9.41        12.52     40,091.83
                                                        2010     12.52        14.35     41,121.47
                                                        2011     14.35        13.38     39,439.81
                                                        2012     13.38        16.63     36,581.71

Davis Venture Value Investment Division................ 2003     21.78        28.11        664.92
                                                        2004     28.11        31.06      4,447.76
                                                        2005     31.06        33.72     13,592.62
                                                        2006     33.72        38.06     28,002.64
                                                        2007     38.06        39.20     34,928.19
                                                        2008     39.20        23.40     36,081.94
                                                        2009     23.40        30.41     41,118.00
                                                        2010     30.41        33.53     43,700.94
                                                        2011     33.53        31.68     43,250.62
                                                        2012     31.68        35.22     41,754.36

FI Value Leaders Investment Division................... 2003     18.71        23.43         35.20
                                                        2004     23.43        26.26        177.38
                                                        2005     26.26        28.62      1,050.87
                                                        2006     28.62        31.55        942.92
                                                        2007     31.55        32.37      1,813.16
                                                        2008     32.37        19.45      1,960.29
                                                        2009     19.45        23.33      2,540.49
                                                        2010     23.33        26.32      2,804.64
                                                        2011     26.32        24.32      3,389.31
                                                        2012     24.32        27.72      3,137.64

Harris Oakmark International Investment Division....... 2003      8.84        11.78        208.96
                                                        2004     11.78        14.01      4,441.45
                                                        2005     14.01        15.80     16,084.95
                                                        2006     15.80        20.10     37,615.27
                                                        2007     20.10        19.61     43,819.92
                                                        2008     19.61        11.44     43,519.19
                                                        2009     11.44        17.52     52,093.22
                                                        2010     17.52        20.13     59,032.72
                                                        2011     20.13        17.04     67,871.84
                                                        2012     17.04        21.74     64,524.26

Invesco Small Cap Growth Investment Division........... 2003      8.48        11.62        182.58
                                                        2004     11.62        12.21        511.32
                                                        2005     12.21        13.05      1,033.94
                                                        2006     13.05        14.71      1,207.37
                                                        2007     14.71        16.13      1,491.25
                                                        2008     16.13         9.75      5,272.31
                                                        2009      9.75        12.88      8,765.61
                                                        2010     12.88        16.05      9,403.99
                                                        2011     16.05        15.67     10,916.19
                                                        2012     15.67        18.29     10,847.23

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............ 2007   $149.54      $183.57        128.73
                                                        2008    183.57       105.10      1,781.20
                                                        2009    105.10       148.20      2,785.17
                                                        2010    148.20       160.03      3,095.25
                                                        2011    160.03       146.05      3,238.96
                                                        2012    146.05       176.61      3,862.50

Jennison Growth Investment Division.................... 2012      9.25         8.93     26,777.73

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.29         7.98        940.97
                                                        2004      7.98         8.38      3,390.58
                                                        2005      8.38         8.67      5,442.23
                                                        2006      8.67         9.21      8,140.24
                                                        2007      9.21        10.39     12,572.77
                                                        2008     10.39         5.54     14,152.91
                                                        2009      5.54         7.86     14,413.61
                                                        2010      7.86         8.49     19,817.63
                                                        2011      8.49         8.26     22,875.86
                                                        2012      8.26         9.30          0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.35        23.37        436.65
                                                        2004     23.37        26.82      1,219.11
                                                        2005     26.82        28.24      2,463.70
                                                        2006     28.24        32.44      3,705.90
                                                        2007     32.44        35.75      6,825.27
                                                        2008     35.75        22.56      8,658.17
                                                        2009     22.56        28.93      9,112.87
                                                        2010     28.93        36.33      9,487.55
                                                        2011     36.33        35.99     10,898.00
                                                        2012     35.99        40.59     10,110.57

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.25         8.92        861.82
                                                        2004      8.92         9.79      3,198.31
                                                        2005      9.79        10.08      4,278.03
                                                        2006     10.08        10.92      5,493.72
                                                        2007     10.92        11.25      6,326.66
                                                        2008     11.25         6.51      7,769.04
                                                        2009      6.51         8.34      9,216.93
                                                        2010      8.34        10.81     11,366.04
                                                        2011     10.81        10.97     14,817.54
                                                        2012     10.97        12.00     15,646.18

Lord Abbett Bond Debenture Investment Division......... 2003     13.65        16.05        992.83
                                                        2004     16.05        17.14      5,397.78
                                                        2005     17.14        17.17     10,786.13
                                                        2006     17.17        18.50     15,648.49
                                                        2007     18.50        19.46     21,232.32
                                                        2008     19.46        15.63     22,981.94
                                                        2009     15.63        21.11     24,179.23
                                                        2010     21.11        23.54     27,456.23
                                                        2011     23.54        24.27     27,867.79
                                                        2012     24.27        27.05     29,895.40

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.......... 2012    $25.66       $26.40     34,346.99

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.38        17.99      6,300.85
                                                        2004     17.99        21.78     12,910.42
                                                        2005     21.78        24.06     24,228.49
                                                        2006     24.06        26.41     32,571.06
                                                        2007     26.41        26.90     37,834.81
                                                        2008     26.90        13.95     40,957.57
                                                        2009     13.95        20.34     41,369.04
                                                        2010     20.34        25.31     42,070.33
                                                        2011     25.31        23.31     39,577.97
                                                        2012     23.31        25.79          0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     23.39        30.55      1,755.56
                                                        2004     30.55        33.07      5,787.83
                                                        2005     33.07        35.81     12,211.04
                                                        2006     35.81        39.65     15,415.48
                                                        2007     39.65        36.37     16,720.02
                                                        2008     36.37        19.33     15,675.24
                                                        2009     19.33        26.95     16,751.51
                                                        2010     26.95        30.53     15,624.85
                                                        2011     30.53        32.09     14,522.44
                                                        2012     32.09        35.34     14,601.88

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         7.99        560.21
                                                        2009      7.99        10.08      6,951.84
                                                        2010     10.08        11.13     10,665.08
                                                        2011     11.13        11.22     15,082.34
                                                        2012     11.22        12.45     21,226.41

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.77        800.92
                                                        2012      9.77        10.07     11,340.82

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.60        678.26
                                                        2009      6.60         8.14      7,047.17
                                                        2010      8.14         8.92      9,430.97
                                                        2011      8.92         8.75     15,195.81
                                                        2012      8.75         9.84     11,380.62

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008      9.99         7.03      1,798.91
                                                        2009      7.03         8.93     37,257.96
                                                        2010      8.93         9.70     47,853.10
                                                        2011      9.70         9.40     66,407.86
                                                        2012      9.40        10.78     78,306.15

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.57          0.00
                                                        2009      6.57         8.60      4,684.01
                                                        2010      8.60         9.14      6,926.56
                                                        2011      9.14         8.40      7,259.75
                                                        2012      8.40        10.13     12,551.03

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.23       $10.48      13,856.19
                                                        2012     10.48        12.08      10,117.21

MetLife Aggressive Strategy Investment Division
  (formerly MetLife Aggressive Allocation Investment
  Division) (5/1/2005)................................. 2005      9.99        11.15       3,359.18
                                                        2006     11.15        12.73       5,819.60
                                                        2007     12.73        12.98      14,094.74
                                                        2008     12.98         7.63      15,193.46
                                                        2009      7.63         9.90      19,602.40
                                                        2010      9.90        11.31      18,400.42
                                                        2011     11.31        12.27           0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.30       1,175.75
                                                        2006     10.30        10.87       4,128.53
                                                        2007     10.87        11.33       6,370.56
                                                        2008     11.33         9.57      10,147.11
                                                        2009      9.57        11.39      23,632.42
                                                        2010     11.39        12.37      34,512.17
                                                        2011     12.37        12.61      69,043.32
                                                        2012     12.61        13.59      82,696.74

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.52       2,212.95
                                                        2006     10.52        11.36      15,593.91
                                                        2007     11.36        11.76      40,950.77
                                                        2008     11.76         9.10      68,542.11
                                                        2009      9.10        11.11      63,745.06
                                                        2010     11.11        12.23      83,743.46
                                                        2011     12.23        12.20     122,289.61
                                                        2012     12.20        13.42     146,980.59

MetLife Mid Cap Stock Index Investment Division........ 2003      8.64        11.47       5,819.44
                                                        2004     11.47        13.11      10,497.05
                                                        2005     13.11        14.49      22,360.55
                                                        2006     14.49        15.71      29,660.75
                                                        2007     15.71        16.67      36,068.29
                                                        2008     16.67        10.47      44,570.58
                                                        2009     10.47        14.14      42,534.39
                                                        2010     14.14        17.58      40,892.15
                                                        2011     17.58        16.97      49,829.25
                                                        2012     16.97        19.66      51,997.80

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.75      11,668.37
                                                        2006     10.75        11.87      67,045.34
                                                        2007     11.87        12.22     120,718.32
                                                        2008     12.22         8.61     152,563.63
                                                        2009      8.61        10.75     222,239.06
                                                        2010     10.75        12.01     273,868.31
                                                        2011     12.01        11.70     287,084.29
                                                        2012     11.70        13.07     352,695.09

                                                            BEGINNING                 NUMBER OF
                                                             OF YEAR    END OF YEAR  ACCUMULATION
                                                           ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                   YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                   ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)................................ 2005    $ 9.99       $10.98         309.33
                                                      2006     10.98        12.38      45,181.90
                                                      2007     12.38        12.69     173,779.52
                                                      2008     12.69         8.12     160,279.43
                                                      2009      8.12        10.35     253,121.59
                                                      2010     10.35        11.72     393,727.14
                                                      2011     11.72        11.13     460,084.36
                                                      2012     11.13        12.68     475,707.50

MetLife Stock Index Investment Division.............. 2003     27.14        34.25       8,207.04
                                                      2004     34.25        37.29      25,924.52
                                                      2005     37.29        38.42      48,991.14
                                                      2006     38.42        43.68      61,260.76
                                                      2007     43.68        45.26      66,152.91
                                                      2008     45.26        28.03      79,921.98
                                                      2009     28.03        34.83      78,376.53
                                                      2010     34.83        39.37      87,739.79
                                                      2011     39.37        39.50      96,361.55
                                                      2012     39.50        45.00     101,093.67

MFS(R) Research International Investment Division.... 2003      7.30         9.51       1,173.20
                                                      2004      9.51        11.23       4,798.84
                                                      2005     11.23        12.91       8,939.85
                                                      2006     12.91        16.12      18,776.94
                                                      2007     16.12        18.03      26,177.24
                                                      2008     18.03        10.26      39,061.04
                                                      2009     10.26        13.32      43,850.06
                                                      2010     13.32        14.65      43,633.23
                                                      2011     14.65        12.91      44,769.26
                                                      2012     12.91        14.87      41,344.92

MFS(R) Total Return Investment Division.............. 2003     32.23        37.14       1,772.11
                                                      2004     37.14        40.68       6,580.74
                                                      2005     40.68        41.31      10,059.10
                                                      2006     41.31        45.64      12,375.50
                                                      2007     45.64        46.90      15,030.22
                                                      2008     46.90        35.95      12,993.98
                                                      2009     35.95        41.98      14,899.44
                                                      2010     41.98        45.50      14,891.42
                                                      2011     45.50        45.88      15,369.44
                                                      2012     45.88        50.41      17,107.94

MFS(R) Value Investment Division..................... 2003      9.71        12.00      10,221.49
                                                      2004     12.00        13.17      18,229.30
                                                      2005     13.17        12.79      26,656.12
                                                      2006     12.79        14.87      31,680.13
                                                      2007     14.87        14.09      38,874.85
                                                      2008     14.09         9.22      37,791.46
                                                      2009      9.22        10.97      42,121.12
                                                      2010     10.97        12.04      43,477.77
                                                      2011     12.04        11.96      34,396.69
                                                      2012     11.96        13.74      34,342.11

                                                           BEGINNING                 NUMBER OF
                                                            OF YEAR    END OF YEAR  ACCUMULATION
                                                          ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                  YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                  ---- ------------ ------------ ------------
MLA Mid Cap Investment Division
  (formerly Lazard Mid Cap Investment Division)..... 2003    $ 9.67       $12.05       1,038.85
                                                     2004     12.05        13.61       2,361.56
                                                     2005     13.61        14.51       3,263.02
                                                     2006     14.51        16.43       8,026.22
                                                     2007     16.43        15.78      10,653.28
                                                     2008     15.78         9.61       9,981.88
                                                     2009      9.61        12.97      10,818.50
                                                     2010     12.97        15.73      10,069.99
                                                     2011     15.73        14.71      10,918.42
                                                     2012     14.71        15.28       9,159.90

MSCI EAFE(R) Index Investment Division
  (formerly Morgan Stanley EAFE(R) Index Investment
  Division)......................................... 2003      7.01         9.50      13,651.82
                                                     2004      9.50        11.19      27,550.49
                                                     2005     11.19        12.47      41,684.88
                                                     2006     12.47        15.44      54,371.66
                                                     2007     15.44        16.85      65,823.33
                                                     2008     16.85         9.61      85,082.09
                                                     2009      9.61        12.17      90,450.02
                                                     2010     12.17        12.96      92,378.75
                                                     2011     12.96        11.18      99,751.62
                                                     2012     11.18        13.02     104,860.21

Morgan Stanley Mid Cap Growth Investment Division... 2010     13.04        15.16       8,071.74
                                                     2011     15.16        13.92      11,279.71
                                                     2012     13.92        15.02       6,334.72

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)......................................... 2003     10.87        14.41           0.00
                                                     2004     14.41        16.62       2,034.83
                                                     2005     16.62        17.50       3,054.68
                                                     2006     17.50        19.27       3,011.15
                                                     2007     19.27        20.57       5,910.11
                                                     2008     20.57         9.04       5,575.85
                                                     2009      9.04        11.92       5,817.85
                                                     2010     11.92        12.91           0.00

Neuberger Berman Genesis Investment Division........ 2003     10.84        16.03       7,055.96
                                                     2004     16.03        18.20      17,455.80
                                                     2005     18.20        18.67      27,140.41
                                                     2006     18.67        21.46      29,225.58
                                                     2007     21.46        20.40      31,186.86
                                                     2008     20.40        12.37      30,480.30
                                                     2009     12.37        13.78      31,525.39
                                                     2010     13.78        16.50      29,188.76
                                                     2011     16.50        17.19      23,674.65
                                                     2012     17.19        18.62      22,329.08

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)....................................... 2006    $11.02       $11.14       2,303.23
                                                    2007     11.14        12.18       1,951.66
                                                    2008     12.18        11.20      27,096.87
                                                    2009     11.20        13.05      31,817.32
                                                    2010     13.05        13.88      45,893.63
                                                    2011     13.88        15.23      58,893.54
                                                    2012     15.23        16.40      98,950.03

PIMCO Total Return Investment Division............. 2003     11.37        11.71       4,216.29
                                                    2004     11.71        12.13      18,810.86
                                                    2005     12.13        12.25      41,307.11
                                                    2006     12.25        12.64      67,095.50
                                                    2007     12.64        13.41      80,517.67
                                                    2008     13.41        13.30     101,481.29
                                                    2009     13.30        15.49     128,561.48
                                                    2010     15.49        16.54     145,520.29
                                                    2011     16.54        16.84     146,435.37
                                                    2012     16.84        18.17     168,026.40

RCM Technology Investment Division................. 2003      2.96         4.61       1,331.34
                                                    2004      4.61         4.35       6,686.22
                                                    2005      4.35         4.77       9,440.12
                                                    2006      4.77         4.96      13,847.75
                                                    2007      4.96         6.44      15,799.74
                                                    2008      6.44         3.53      20,087.22
                                                    2009      3.53         5.54      25,129.08
                                                    2010      5.54         6.99      30,849.37
                                                    2011      6.99         6.21      34,248.55
                                                    2012      6.21         6.88      39,148.80

Russell 2000(R) Index Investment Division.......... 2003      9.31        13.39       5,292.97
                                                    2004     13.39        15.51      12,562.79
                                                    2005     15.51        15.97      19,201.60
                                                    2006     15.97        18.54      24,030.54
                                                    2007     18.54        17.99      30,128.97
                                                    2008     17.99        11.77      31,114.92
                                                    2009     11.77        14.61      31,264.57
                                                    2010     14.61        18.25      33,126.76
                                                    2011     18.25        17.24      34,241.67
                                                    2012     17.24        19.75      35,218.39

SSgA Growth ETF Investment Division (5/1/2006)..... 2006     10.71        11.43           0.00
                                                    2007     11.43        11.91       1,481.95
                                                    2008     11.91         7.88       1,590.76
                                                    2009      7.88        10.04       8,371.48
                                                    2010     10.04        11.32      16,964.90
                                                    2011     11.32        10.93      13,528.17
                                                    2012     10.93        12.41      17,358.64

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)....................................... 2006    $10.51       $11.17          0.00
                                                    2007     11.17        11.62        807.57
                                                    2008     11.62         8.59        796.14
                                                    2009      8.59        10.60      2,282.99
                                                    2010     10.60        11.74     15,438.69
                                                    2011     11.74        11.71     26,637.46
                                                    2012     11.71        13.04     28,919.72

T. Rowe Price Large Cap Growth Investment Division. 2003      8.71        11.24      2,228.75
                                                    2004     11.24        12.17      7,950.56
                                                    2005     12.17        12.77     12,533.58
                                                    2006     12.77        14.23     18,411.25
                                                    2007     14.23        15.34     22,993.55
                                                    2008     15.34         8.78     20,653.91
                                                    2009      8.78        12.39     22,747.12
                                                    2010     12.39        14.28     25,221.50
                                                    2011     14.28        13.91     33,104.75
                                                    2012     13.91        16.30     33,522.43

T. Rowe Price Mid Cap Growth Investment Division... 2003      4.55         6.14      2,759.96
                                                    2004      6.14         7.14      8,853.66
                                                    2005      7.14         8.08     18,443.49
                                                    2006      8.08         8.47     27,143.41
                                                    2007      8.47         9.83     39,282.99
                                                    2008      9.83         5.84     47,398.12
                                                    2009      5.84         8.39     64,008.01
                                                    2010      8.39        10.58     73,858.53
                                                    2011     10.58        10.27     83,813.75
                                                    2012     10.27        11.53     94,991.41

T. Rowe Price Small Cap Growth Investment Division. 2003      8.72        12.14        283.40
                                                    2004     12.14        13.30      7,007.65
                                                    2005     13.30        14.53      8,186.87
                                                    2006     14.53        14.87     10,355.33
                                                    2007     14.87        16.07     10,756.81
                                                    2008     16.07        10.10     10,279.57
                                                    2009     10.10        13.83     10,384.15
                                                    2010     13.83        18.38     13,040.96
                                                    2011     18.38        18.41     15,825.45
                                                    2012     18.41        21.06     18,987.02

Third Avenue Small Cap Value Investment Division... 2003      8.23        11.49         29.50
                                                    2004     11.49        14.35        474.81
                                                    2005     14.35        16.36      5,666.90
                                                    2006     16.36        18.27      9,126.40
                                                    2007     18.27        17.49     10,474.99
                                                    2008     17.49        12.11     10,563.96
                                                    2009     12.11        15.12     13,039.77
                                                    2010     15.12        17.90     15,608.22
                                                    2011     17.90        16.08     17,325.51
                                                    2012     16.08        18.73     16,272.40

                                                             BEGINNING                 NUMBER OF
                                                              OF YEAR    END OF YEAR  ACCUMULATION
                                                            ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                    YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                    ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division................................. 2003    $17.13       $19.04        389.90
                                                       2004     19.04        19.98      6,424.70
                                                       2005     19.98        20.22     12,349.61
                                                       2006     20.22        20.93     14,381.41
                                                       2007     20.93        21.42     17,530.31
                                                       2008     21.42        17.92     15,034.01
                                                       2009     17.92        23.34     14,292.74
                                                       2010     23.34        25.91     16,052.15
                                                       2011     25.91        27.06     15,524.85
                                                       2012     27.06        29.73     14,222.11

Western Asset Management U.S. Government Investment
  Division............................................ 2003     15.68        15.73        926.93
                                                       2004     15.73        15.95      5,024.99
                                                       2005     15.95        15.96     11,883.68
                                                       2006     15.96        16.37     16,352.16
                                                       2007     16.37        16.81     19,693.73
                                                       2008     16.81        16.50     14,702.25
                                                       2009     16.50        16.96     16,976.71
                                                       2010     16.96        17.66     19,610.92
                                                       2011     17.66        18.35     18,333.30
                                                       2012     18.35        18.66     19,656.67

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.25 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.02      23,695.39
                                                        2009      7.02         8.96      49,092.20
                                                        2010      8.96         9.93      78,862.40
                                                        2011      9.93         9.60     117,316.24
                                                        2012      9.60        10.76     222,921.00

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     14.69        15.41      11,192.15
                                                        2007     15.41        15.68      30,652.67
                                                        2008     15.68        14.00      31,408.07
                                                        2009     14.00        15.53      45,274.00
                                                        2010     15.53        16.29      54,084.24
                                                        2011     16.29        17.03      57,143.99
                                                        2012     17.03        17.67      61,349.14

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.76        16.28       9,980.89
                                                        2004     16.28        19.38      32,169.56
                                                        2005     19.38        23.94      53,815.74
                                                        2006     23.94        29.25      90,191.95
                                                        2007     29.25        34.99     131,719.59
                                                        2008     34.99        16.02     169,468.34
                                                        2009     16.02        25.45     193,439.03
                                                        2010     25.45        30.70     208,123.10
                                                        2011     30.70        24.45     227,702.89
                                                        2012     24.45        28.46     231,303.49

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.36      64,878.63
                                                        2009      6.36         8.43     152,387.42
                                                        2010      8.43         9.44     178,649.80
                                                        2011      9.44         8.89     223,516.07
                                                        2012      8.89        10.19     289,423.69

American Funds Growth Investment Division+ (Class 2)... 2003     83.94       113.13       2,601.77
                                                        2004    113.13       125.36      11,142.92
                                                        2005    125.36       143.50      20,806.09
                                                        2006    143.50       155.81      34,951.88
                                                        2007    155.81       172.44      44,644.32
                                                        2008    172.44        95.17      54,705.21
                                                        2009     95.17       130.70      62,292.46
                                                        2010    130.70       152.81      68,284.27
                                                        2011    152.81       144.10      71,930.06
                                                        2012    144.10       167.34      72,680.79

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 67.48      $ 88.04       3,257.00
                                                        2004     88.04        95.72      12,708.35
                                                        2005     95.72        99.80      24,898.68
                                                        2006     99.80       113.26      33,231.64
                                                        2007    113.26       117.19      41,703.72
                                                        2008    117.19        71.75      44,450.69
                                                        2009     71.75        92.76      50,541.67
                                                        2010     92.76       101.82      56,504.40
                                                        2011    101.82        98.48      57,501.61
                                                        2012     98.48       113.96      57,836.14

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.69      30,826.13
                                                        2009      7.69         9.38     109,227.75
                                                        2010      9.38        10.18     193,343.64
                                                        2011     10.18        10.07     248,217.61
                                                        2012     10.07        11.02     295,703.04

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.31        12.57      38,474.72
                                                        2004     12.57        12.89     102,915.96
                                                        2005     12.89        12.96     205,314.72
                                                        2006     12.96        13.29     264,244.45
                                                        2007     13.29        14.00     327,729.86
                                                        2008     14.00        14.61     282,103.21
                                                        2009     14.61        15.14     340,842.79
                                                        2010     15.14        15.81     419,975.23
                                                        2011     15.81        16.75     509,557.97
                                                        2012     16.75        17.14     640,805.86

BlackRock Bond Income Investment Division.............. 2003     43.17        45.02         540.42
                                                        2004     45.02        46.31       5,630.30
                                                        2005     46.31        46.72      11,847.49
                                                        2006     46.72        48.05      19,508.65
                                                        2007     48.05        50.31      25,543.28
                                                        2008     50.31        47.86      26,578.65
                                                        2009     47.86        51.61      27,192.78
                                                        2010     51.61        55.08      30,229.93
                                                        2011     55.08        57.83      31,805.13
                                                        2012     57.83        61.27      33,936.94

BlackRock Large Cap Core Investment Division*.......... 2007     80.94        81.72       5,796.29
                                                        2008     81.72        50.59       6,442.67
                                                        2009     50.59        59.55       7,097.46
                                                        2010     59.55        66.14       7,342.46
                                                        2011     66.14        65.49      11,962.62
                                                        2012     65.49        73.34      14,580.39

BlackRock Large Cap Investment Division................ 2003     48.39        62.09         883.88
                                                        2004     62.09        67.81       2,900.48
                                                        2005     67.81        69.19       5,431.09
                                                        2006     69.19        77.79       5,036.59
                                                        2007     77.79        81.62           0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division.......... 2003    $ 7.91       $10.59       1,196.72
                                                        2004     10.59        11.84       7,231.85
                                                        2005     11.84        12.34      19,718.01
                                                        2006     12.34        14.52      48,280.56
                                                        2007     14.52        14.79      75,807.81
                                                        2008     14.79         9.47      90,392.29
                                                        2009      9.47        10.39     114,110.62
                                                        2010     10.39        11.18     137,754.16
                                                        2011     11.18        11.27     167,125.27
                                                        2012     11.27        12.68     166,441.30

BlackRock Legacy Large Cap Growth Investment Division.. 2003     18.02        24.07         673.68
                                                        2004     24.07        25.80       2,340.14
                                                        2005     25.80        27.20       4,215.16
                                                        2006     27.20        27.91       7,416.89
                                                        2007     27.91        32.64      12,876.15
                                                        2008     32.64        20.41      19,315.95
                                                        2009     20.41        27.51      31,480.55
                                                        2010     27.51        32.46      38,677.78
                                                        2011     32.46        29.12      51,623.82
                                                        2012     29.12        32.81      57,394.28

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.34        17.56          32.68
                                                        2007     17.56        17.98       2,030.63
                                                        2008     17.98         9.77       2,913.84
                                                        2009      9.77        10.19           0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     22.83        22.72           0.00
                                                        2004     22.72        22.60           0.00
                                                        2005     22.60        22.91           0.00
                                                        2006     22.91        23.65           0.00
                                                        2007     23.65        24.48           0.00
                                                        2008     24.48        24.81           0.00
                                                        2009     24.81        24.56           0.00
                                                        2010     24.56        24.26           0.00
                                                        2011     24.26        23.96           0.00
                                                        2012     23.96        23.66           0.00

Calvert VP SRI Balanced Investment Division............ 2003     17.22        20.29         777.36
                                                        2004     20.29        21.70       3,141.99
                                                        2005     21.70        22.64       5,951.19
                                                        2006     22.64        24.32      13,156.87
                                                        2007     24.32        24.68      13,300.84
                                                        2008     24.68        16.74      16,907.54
                                                        2009     16.74        20.71      21,820.35
                                                        2010     20.71        22.93      20,662.01
                                                        2011     22.93        23.68      22,606.59
                                                        2012     23.68        25.84      28,344.29

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004    $ 9.99       $12.84      11,581.70
                                                        2005     12.84        14.37      42,000.82
                                                        2006     14.37        19.52      90,382.44
                                                        2007     19.52        16.39     109,841.59
                                                        2008     16.39         9.44     124,724.55
                                                        2009      9.44        12.56     131,566.52
                                                        2010     12.56        14.40     141,615.72
                                                        2011     14.40        13.43     158,305.52
                                                        2012     13.43        16.71     174,866.60

Davis Venture Value Investment Division................ 2003     21.87        28.24       1,875.67
                                                        2004     28.24        31.22      11,457.85
                                                        2005     31.22        33.91      29,844.72
                                                        2006     33.91        38.29      61,001.71
                                                        2007     38.29        39.45      91,088.61
                                                        2008     39.45        23.56     112,177.12
                                                        2009     23.56        30.64     123,267.53
                                                        2010     30.64        33.80     133,911.58
                                                        2011     33.80        31.96     141,554.36
                                                        2012     31.96        35.54     149,911.61

FI Value Leaders Investment Division................... 2003     18.80        23.56       2,175.01
                                                        2004     23.56        26.41       5,714.67
                                                        2005     26.41        28.81      12,826.61
                                                        2006     28.81        31.77      20,349.77
                                                        2007     31.77        32.61      25,293.61
                                                        2008     32.61        19.61      27,720.40
                                                        2009     19.61        23.52      28,790.91
                                                        2010     23.52        26.55      30,772.40
                                                        2011     26.55        24.55      30,525.18
                                                        2012     24.55        27.99      31,874.32

Harris Oakmark International Investment Division....... 2003      8.84        11.79       1,704.64
                                                        2004     11.79        14.03      14,362.17
                                                        2005     14.03        15.83      37,553.48
                                                        2006     15.83        20.15      87,080.07
                                                        2007     20.15        19.67     144,563.14
                                                        2008     19.67        11.48     146,263.02
                                                        2009     11.48        17.59     162,253.72
                                                        2010     17.59        20.22     212,409.13
                                                        2011     20.22        17.12     268,956.12
                                                        2012     17.12        21.86     278,569.51

Invesco Small Cap Growth Investment Division........... 2003      8.48        11.64         378.03
                                                        2004     11.64        12.23       1,643.36
                                                        2005     12.23        13.08       3,940.90
                                                        2006     13.08        14.75       6,935.68
                                                        2007     14.75        16.18      13,300.90
                                                        2008     16.18         9.79      16,971.45
                                                        2009      9.79        12.94      19,064.74
                                                        2010     12.94        16.12      20,418.00
                                                        2011     16.12        15.75      26,008.07
                                                        2012     15.75        18.39      28,879.83

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............ 2007   $151.43      $185.95         798.67
                                                        2008    185.95       106.51       6,667.54
                                                        2009    106.51       150.27      12,415.18
                                                        2010    150.27       162.35      18,256.71
                                                        2011    162.35       148.24      20,900.08
                                                        2012    148.24       179.35      23,769.71

Jennison Growth Investment Division.................... 2012      9.30         8.98      84,009.27

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.30         7.99       1,297.22
                                                        2004      7.99         8.40       7,973.79
                                                        2005      8.40         8.69      15,056.60
                                                        2006      8.69         9.23      23,525.13
                                                        2007      9.23        10.42      38,557.25
                                                        2008     10.42         5.56      49,894.69
                                                        2009      5.56         7.90      60,167.90
                                                        2010      7.90         8.53      69,860.03
                                                        2011      8.53         8.31      75,956.63
                                                        2012      8.31         9.35           0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.42        23.49         430.45
                                                        2004     23.49        26.96       1,863.82
                                                        2005     26.96        28.40       4,900.94
                                                        2006     28.40        32.65      15,693.52
                                                        2007     32.65        35.99      22,855.24
                                                        2008     35.99        22.73      21,501.83
                                                        2009     22.73        29.16      21,946.62
                                                        2010     29.16        36.64      25,083.33
                                                        2011     36.64        36.31      25,726.93
                                                        2012     36.31        40.97      27,597.31

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.25         8.93       2,561.45
                                                        2004      8.93         9.80       4,385.38
                                                        2005      9.80        10.11       7,510.69
                                                        2006     10.11        10.95      12,060.14
                                                        2007     10.95        11.28      17,747.54
                                                        2008     11.28         6.54      22,091.02
                                                        2009      6.54         8.37      25,613.36
                                                        2010      8.37        10.86      27,843.91
                                                        2011     10.86        11.02      42,168.18
                                                        2012     11.02        12.07      45,367.32

Lord Abbett Bond Debenture Investment Division......... 2003     13.69        16.12       1,981.64
                                                        2004     16.12        17.21       8,587.43
                                                        2005     17.21        17.26      23,450.00
                                                        2006     17.26        18.60      45,738.67
                                                        2007     18.60        19.57      70,857.63
                                                        2008     19.57        15.73      77,907.52
                                                        2009     15.73        21.25      86,973.56
                                                        2010     21.25        23.71      95,482.34
                                                        2011     23.71        24.46     105,647.47
                                                        2012     24.46        27.28     111,453.29

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.......... 2012    $25.84       $26.59     123,272.12

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.41        18.03       1,999.23
                                                        2004     18.03        21.85      13,686.43
                                                        2005     21.85        24.15      38,654.06
                                                        2006     24.15        26.52      66,258.56
                                                        2007     26.52        27.03      90,297.05
                                                        2008     27.03        14.02     104,607.81
                                                        2009     14.02        20.45     106,521.89
                                                        2010     20.45        25.46     114,813.76
                                                        2011     25.46        23.47     121,882.83
                                                        2012     23.47        25.96           0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     23.50        30.71       7,695.71
                                                        2004     30.71        33.26      25,237.45
                                                        2005     33.26        36.04      44,612.30
                                                        2006     36.04        39.92      52,659.81
                                                        2007     39.92        36.63      54,931.52
                                                        2008     36.63        19.49      56,108.74
                                                        2009     19.49        27.17      55,578.19
                                                        2010     27.17        30.80      56,398.35
                                                        2011     30.80        32.39      55,261.66
                                                        2012     32.39        35.69      57,867.19

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         7.99       1,937.75
                                                        2009      7.99        10.09       6,608.10
                                                        2010     10.09        11.14      20,273.98
                                                        2011     11.14        11.24      22,635.60
                                                        2012     11.24        12.48      26,441.33

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.77       1,490.51
                                                        2012      9.77        10.07       5,096.97

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.60       2,698.36
                                                        2009      6.60         8.14       2,097.54
                                                        2010      8.14         8.93      15,536.24
                                                        2011      8.93         8.77      25,478.90
                                                        2012      8.77         9.87      28,249.41

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008      9.99         7.04       7,679.09
                                                        2009      7.04         8.93      22,044.65
                                                        2010      8.93         9.71      26,813.26
                                                        2011      9.71         9.42      29,223.56
                                                        2012      9.42        10.80      40,760.34

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.57       1,132.59
                                                        2009      6.57         8.61       6,678.34
                                                        2010      8.61         9.15      10,026.19
                                                        2011      9.15         8.42      15,774.85
                                                        2012      8.42        10.16      18,338.84

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.27       $10.51      314,537.87
                                                        2012     10.51        12.12      316,972.13

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive Allocation
  Investment Division) (5/1/2005)...................... 2005      9.99        11.16        6,449.53
                                                        2006     11.16        12.74       24,157.56
                                                        2007     12.74        13.00       41,782.13
                                                        2008     13.00         7.64       96,445.46
                                                        2009      7.64         9.92      157,384.66
                                                        2010      9.92        11.34      222,059.50
                                                        2011     11.34        12.30            0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.31           32.51
                                                        2006     10.31        10.88        1,699.76
                                                        2007     10.88        11.34        8,866.09
                                                        2008     11.34         9.59       19,317.68
                                                        2009      9.59        11.41       51,902.19
                                                        2010     11.41        12.41      110,774.26
                                                        2011     12.41        12.65      141,725.72
                                                        2012     12.65        13.64      166,046.08

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.52       14,398.27
                                                        2006     10.52        11.37       32,374.88
                                                        2007     11.37        11.77       59,185.56
                                                        2008     11.77         9.11      117,516.07
                                                        2009      9.11        11.13      167,702.08
                                                        2010     11.13        12.26      228,058.96
                                                        2011     12.26        12.24      353,105.41
                                                        2012     12.24        13.47      423,735.42

MetLife Mid Cap Stock Index Investment Division........ 2003      8.65        11.49       13,757.52
                                                        2004     11.49        13.13       32,870.98
                                                        2005     13.13        14.53       59,192.70
                                                        2006     14.53        15.76       82,502.56
                                                        2007     15.76        16.74      109,888.53
                                                        2008     16.74        10.51      131,074.88
                                                        2009     10.51        14.20      155,813.34
                                                        2010     14.20        17.67      160,695.96
                                                        2011     17.67        17.07      186,937.16
                                                        2012     17.07        19.78      219,517.94

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.75       13,532.17
                                                        2006     10.75        11.88      150,936.81
                                                        2007     11.88        12.24      352,859.06
                                                        2008     12.24         8.63      558,674.10
                                                        2009      8.63        10.78      778,042.83
                                                        2010     10.78        12.05    1,142,102.75
                                                        2011     12.05        11.74    1,341,920.08
                                                        2012     11.74        13.12    1,688,665.75

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005).................................. 2005    $ 9.99       $10.98       48,337.02
                                                        2006     10.98        12.39      217,821.36
                                                        2007     12.39        12.70      572,854.06
                                                        2008     12.70         8.14      767,247.67
                                                        2009      8.14        10.38    1,029,192.43
                                                        2010     10.38        11.75    1,260,551.02
                                                        2011     11.75        11.17    1,601,815.46
                                                        2012     11.17        12.73    1,776,491.89

MetLife Stock Index Investment Division................ 2003     27.31        34.49       11,042.87
                                                        2004     34.49        37.56       54,080.78
                                                        2005     37.56        38.72      114,095.58
                                                        2006     38.72        44.05      148,632.31
                                                        2007     44.05        45.66      198,235.70
                                                        2008     45.66        28.29      254,666.91
                                                        2009     28.29        35.18      285,745.44
                                                        2010     35.18        39.78      325,473.64
                                                        2011     39.78        39.93      384,006.70
                                                        2012     39.93        45.51      421,423.73

MFS(R) Research International Investment Division...... 2003      7.31         9.53        2,237.70
                                                        2004      9.53        11.25        9,928.64
                                                        2005     11.25        12.94       15,108.88
                                                        2006     12.94        16.17       39,835.88
                                                        2007     16.17        18.09       63,548.82
                                                        2008     18.09        10.30       89,069.56
                                                        2009     10.30        13.38      104,781.49
                                                        2010     13.38        14.72      115,903.10
                                                        2011     14.72        12.98      135,173.85
                                                        2012     12.98        14.96      134,343.26

MFS(R) Total Return Investment Division................ 2003     32.48        37.45          813.24
                                                        2004     37.45        41.05        3,319.32
                                                        2005     41.05        41.69        7,916.83
                                                        2006     41.69        46.09       18,599.64
                                                        2007     46.09        47.39       24,407.57
                                                        2008     47.39        36.34       24,687.40
                                                        2009     36.34        42.46       27,389.02
                                                        2010     42.46        46.04       29,118.27
                                                        2011     46.04        46.45       29,665.43
                                                        2012     46.45        51.06       29,160.18

MFS(R) Value Investment Division....................... 2003      9.73        12.03       20,898.58
                                                        2004     12.03        13.21       47,327.08
                                                        2005     13.21        12.83       81,629.90
                                                        2006     12.83        14.93       97,471.07
                                                        2007     14.93        14.15      118,286.34
                                                        2008     14.15         9.26      118,061.83
                                                        2009      9.26        11.03      117,130.80
                                                        2010     11.03        12.12      126,976.80
                                                        2011     12.12        12.04      135,143.46
                                                        2012     12.04        13.83      124,420.92

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MLA Mid Cap Investment Division (formerly Lazard Mid
  Cap Investment Division)............................. 2003    $ 9.68       $12.06       3,497.54
                                                        2004     12.06        13.63       5,787.16
                                                        2005     13.63        14.54       9,521.77
                                                        2006     14.54        16.47      12,501.98
                                                        2007     16.47        15.83      22,878.08
                                                        2008     15.83         9.64      24,616.10
                                                        2009      9.64        13.02      27,600.18
                                                        2010     13.02        15.80      38,020.00
                                                        2011     15.80        14.78      54,210.37
                                                        2012     14.78        15.37      64,054.32

MSCI EAFE(R) Index Investment Division (formerly
  Morgan Stanley EAFE(R) Index Investment Division).... 2003      7.03         9.53      21,562.40
                                                        2004      9.53        11.22      53,078.66
                                                        2005     11.22        12.51     111,871.57
                                                        2006     12.51        15.51     146,569.71
                                                        2007     15.51        16.92     191,996.23
                                                        2008     16.92         9.66     241,376.94
                                                        2009      9.66        12.24     262,138.82
                                                        2010     12.24        13.04     314,845.03
                                                        2011     13.04        11.25     394,293.89
                                                        2012     11.25        13.11     456,903.10

Morgan Stanley Mid Cap Growth Investment Division...... 2010     13.13        15.26      52,979.85
                                                        2011     15.26        14.03      66,626.50
                                                        2012     14.03        15.14      69,219.65

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)............................................ 2003     10.91        14.46           0.00
                                                        2004     14.46        16.69       8,701.89
                                                        2005     16.69        17.58      12,151.14
                                                        2006     17.58        19.37      21,275.09
                                                        2007     19.37        20.68      33,848.67
                                                        2008     20.68         9.10      39,576.57
                                                        2009      9.10        12.00      49,610.94
                                                        2010     12.00        12.99           0.00

Neuberger Berman Genesis Investment Division........... 2003     10.86        16.05      11,564.49
                                                        2004     16.05        18.24      35,746.57
                                                        2005     18.24        18.72      63,891.80
                                                        2006     18.72        21.53      73,092.95
                                                        2007     21.53        20.48      84,582.71
                                                        2008     20.48        12.42      85,010.32
                                                        2009     12.42        13.84      86,336.40
                                                        2010     13.84        16.59      85,109.39
                                                        2011     16.59        17.29      82,307.37
                                                        2012     17.29        18.74      89,967.48

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)........................................... 2006    $11.04       $11.16       1,016.65
                                                        2007     11.16        12.21       6,604.14
                                                        2008     12.21        11.23      60,635.35
                                                        2009     11.23        13.09     115,423.41
                                                        2010     13.09        13.93     147,938.86
                                                        2011     13.93        15.29     194,432.56
                                                        2012     15.29        16.48     248,074.25

PIMCO Total Return Investment Division................. 2003     11.38        11.73      14,215.84
                                                        2004     11.73        12.16      41,826.85
                                                        2005     12.16        12.28      89,228.83
                                                        2006     12.28        12.67     121,051.40
                                                        2007     12.67        13.46     125,705.69
                                                        2008     13.46        13.35     133,471.50
                                                        2009     13.35        15.56     219,866.07
                                                        2010     15.56        16.62     275,112.04
                                                        2011     16.62        16.94     306,222.44
                                                        2012     16.94        18.28     318,634.06

RCM Technology Investment Division..................... 2003      2.96         4.62       6,716.30
                                                        2004      4.62         4.36      24,603.44
                                                        2005      4.36         4.78      25,580.43
                                                        2006      4.78         4.98      31,715.23
                                                        2007      4.98         6.46      47,810.31
                                                        2008      6.46         3.54      60,189.60
                                                        2009      3.54         5.57     105,200.37
                                                        2010      5.57         7.02     152,250.59
                                                        2011      7.02         6.25     211,853.44
                                                        2012      6.25         6.92     245,588.48

Russell 2000(R) Index Investment Division.............. 2003      9.32        13.42       8,854.14
                                                        2004     13.42        15.56      20,312.33
                                                        2005     15.56        16.03      37,877.46
                                                        2006     16.03        18.61      52,823.37
                                                        2007     18.61        18.07      72,826.83
                                                        2008     18.07        11.83      77,159.70
                                                        2009     11.83        14.69      91,120.41
                                                        2010     14.69        18.36     106,148.60
                                                        2011     18.36        17.36     134,309.61
                                                        2012     17.36        19.89     163,294.24

SSgA Growth ETF Investment Division (5/1/2006)......... 2006     10.71        11.43         810.50
                                                        2007     11.43        11.92       1,471.08
                                                        2008     11.92         7.89       1,131.69
                                                        2009      7.89        10.06      59,989.07
                                                        2010     10.06        11.35     114,290.31
                                                        2011     11.35        10.97     152,834.41
                                                        2012     10.97        12.46     255,395.34

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)........................................... 2006    $10.52       $11.18         529.08
                                                        2007     11.18        11.63         719.70
                                                        2008     11.63         8.61       4,681.36
                                                        2009      8.61        10.62      51,246.70
                                                        2010     10.62        11.77      94,190.06
                                                        2011     11.77        11.75     106,413.03
                                                        2012     11.75        13.09     209,327.13

T. Rowe Price Large Cap Growth Investment Division..... 2003      8.72        11.27       3,241.49
                                                        2004     11.27        12.21      12,433.77
                                                        2005     12.21        12.82      23,203.64
                                                        2006     12.82        14.29      37,622.29
                                                        2007     14.29        15.41      57,672.55
                                                        2008     15.41         8.82      56,700.87
                                                        2009      8.82        12.46      67,437.85
                                                        2010     12.46        14.37      77,446.97
                                                        2011     14.37        14.00      88,592.94
                                                        2012     14.00        16.41     113,950.53

T. Rowe Price Mid Cap Growth Investment Division....... 2003      4.55         6.15       2,513.05
                                                        2004      6.15         7.15      12,867.84
                                                        2005      7.15         8.10      36,733.24
                                                        2006      8.10         8.49      82,534.12
                                                        2007      8.49         9.86     134,469.83
                                                        2008      9.86         5.87     197,698.55
                                                        2009      5.87         8.43     241,004.76
                                                        2010      8.43        10.63     283,766.63
                                                        2011     10.63        10.33     323,728.31
                                                        2012     10.33        11.60     352,668.53

T. Rowe Price Small Cap Growth Investment Division..... 2003      8.75        12.18       1,207.58
                                                        2004     12.18        13.35       7,339.04
                                                        2005     13.35        14.60      11,013.68
                                                        2006     14.60        14.94      25,240.67
                                                        2007     14.94        16.16      31,188.14
                                                        2008     16.16        10.16      32,954.85
                                                        2009     10.16        13.92      43,461.76
                                                        2010     13.92        18.51      50,162.81
                                                        2011     18.51        18.54      85,636.62
                                                        2012     18.54        21.23     101,999.44

Third Avenue Small Cap Value Investment Division....... 2003      8.24        11.50       1,575.16
                                                        2004     11.50        14.37       3,402.20
                                                        2005     14.37        16.39      14,846.86
                                                        2006     16.39        18.32      31,294.34
                                                        2007     18.32        17.54      41,758.16
                                                        2008     17.54        12.16      54,823.93
                                                        2009     12.16        15.18      59,819.44
                                                        2010     15.18        17.98      66,164.72
                                                        2011     17.98        16.16      64,203.63
                                                        2012     16.16        18.83      66,593.39

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division.................................. 2003    $17.20       $19.13      6,448.48
                                                        2004     19.13        20.08     18,309.18
                                                        2005     20.08        20.34     26,774.36
                                                        2006     20.34        21.06     44,725.89
                                                        2007     21.06        21.56     56,045.55
                                                        2008     21.56        18.05     61,890.14
                                                        2009     18.05        23.51     55,652.31
                                                        2010     23.51        26.12     70,037.20
                                                        2011     26.12        27.30     72,772.04
                                                        2012     27.30        30.00     80,066.28

Western Asset Management U.S. Government Investment
  Division............................................. 2003     15.74        15.80      1,102.58
                                                        2004     15.80        16.03      9,814.61
                                                        2005     16.03        16.05     26,071.81
                                                        2006     16.05        16.47     33,535.79
                                                        2007     16.47        16.92     39,618.60
                                                        2008     16.92        16.62     55,836.52
                                                        2009     16.62        17.08     56,864.74
                                                        2010     17.08        17.80     60,617.33
                                                        2011     17.80        18.50     74,527.87
                                                        2012     18.50        18.83     71,811.15

                       METLIFE FINANCIAL FREEDOM SELECT
                         0.95 SEPARATE ACCOUNT CHARGE

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.03         0.00
                                                        2009      7.03         9.01         0.00
                                                        2010      9.01        10.01         0.00
                                                        2011     10.01         9.70         0.00
                                                        2012      9.70        10.91         0.00

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     15.09        15.86         0.00
                                                        2007     15.86        16.19         0.00
                                                        2008     16.19        14.50         0.00
                                                        2009     14.50        16.14         0.00
                                                        2010     16.14        16.97         0.00
                                                        2011     16.97        17.79         0.00
                                                        2012     17.79        18.53         0.00

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.91        16.56         0.00
                                                        2004     16.56        19.77         0.00
                                                        2005     19.77        24.49         0.00
                                                        2006     24.49        30.03         0.00
                                                        2007     30.03        36.02         0.00
                                                        2008     36.02        16.54         0.00
                                                        2009     16.54        26.36         8.41
                                                        2010     26.36        31.89        42.63
                                                        2011     31.89        25.48        75.62
                                                        2012     25.48        29.75       113.91

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.38         0.00
                                                        2009      6.38         8.47         0.00
                                                        2010      8.47         9.52         0.00
                                                        2011      9.52         8.98         0.00
                                                        2012      8.98        10.34         0.00

American Funds Growth Investment Division+ (Class 2)... 2003     88.84       120.09         0.00
                                                        2004    120.09       133.48        93.00
                                                        2005    133.48       153.25       117.55
                                                        2006    153.25       166.90       134.38
                                                        2007    166.90       185.26       155.01
                                                        2008    185.26       102.55         0.00
                                                        2009    102.55       141.27         3.60
                                                        2010    141.27       165.66        20.67
                                                        2011    165.66       156.69        34.55
                                                        2012    156.69       182.51        46.83

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 71.42      $ 93.45       108.72
                                                        2004     93.45       101.91         0.00
                                                        2005    101.91       106.58         0.00
                                                        2006    106.58       121.32         0.00
                                                        2007    121.32       125.91         0.00
                                                        2008    125.91        77.31         0.00
                                                        2009     77.31       100.26         0.00
                                                        2010    100.26       110.38         0.00
                                                        2011    110.38       107.07         0.00
                                                        2012    107.07       124.29         0.00

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.71         0.00
                                                        2009      7.71         9.42         0.00
                                                        2010      9.42        10.26         0.00
                                                        2011     10.26        10.18         0.00
                                                        2012     10.18        11.18         0.00

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.46        12.76         0.00
                                                        2004     12.76        13.13         0.00
                                                        2005     13.13        13.25         0.00
                                                        2006     13.25        13.62         0.00
                                                        2007     13.62        14.39         0.00
                                                        2008     14.39        15.06         0.00
                                                        2009     15.06        15.66         0.00
                                                        2010     15.66        16.39         0.00
                                                        2011     16.39        17.42         0.00
                                                        2012     17.42        17.88         0.00

BlackRock Bond Income Investment Division.............. 2003     45.76        47.85         0.00
                                                        2004     47.85        49.38         0.00
                                                        2005     49.38        49.97         0.00
                                                        2006     49.97        51.54         0.00
                                                        2007     51.54        54.13         0.00
                                                        2008     54.13        51.65         0.00
                                                        2009     51.65        55.86         0.00
                                                        2010     55.86        59.80         0.00
                                                        2011     59.80        62.97         0.00
                                                        2012     62.97        66.91         0.00

BlackRock Large Cap Core Investment Division*.......... 2007     86.95        87.96         0.00
                                                        2008     87.96        54.62         0.00
                                                        2009     54.62        64.49         0.00
                                                        2010     64.49        71.84         0.00
                                                        2011     71.84        71.34         0.00
                                                        2012     71.34        80.14         0.00

BlackRock Large Cap Investment Division................ 2003     51.32        66.03         0.00
                                                        2004     66.03        72.34         0.00
                                                        2005     72.34        74.03         0.00
                                                        2006     74.03        83.48         0.00
                                                        2007     83.48        87.68         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division.......... 2003    $ 7.93       $10.64          0.00
                                                        2004     10.64        11.93      1,049.86
                                                        2005     11.93        12.48      1,334.96
                                                        2006     12.48        14.72      1,533.91
                                                        2007     14.72        15.04      1,776.64
                                                        2008     15.04         9.67          0.00
                                                        2009      9.67        10.63          0.00
                                                        2010     10.63        11.47          4.08
                                                        2011     11.47        11.60          0.00
                                                        2012     11.60        13.09          0.00

BlackRock Legacy Large Cap Growth Investment Division.. 2003     18.47        24.74          0.00
                                                        2004     24.74        26.60          0.00
                                                        2005     26.60        28.13          0.00
                                                        2006     28.13        28.95          0.00
                                                        2007     28.95        33.96          0.00
                                                        2008     33.96        21.29          0.00
                                                        2009     21.29        28.79          0.00
                                                        2010     28.79        34.07          0.00
                                                        2011     34.07        30.66          0.00
                                                        2012     30.66        34.64          0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.85        18.11          0.00
                                                        2007     18.11        18.60          0.00
                                                        2008     18.60        10.14          0.00
                                                        2009     10.14        10.58          0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     24.22        24.15          0.00
                                                        2004     24.15        24.10          0.00
                                                        2005     24.10        24.50          0.00
                                                        2006     24.50        25.37          0.00
                                                        2007     25.37        26.34          0.00
                                                        2008     26.34        26.77          0.00
                                                        2009     26.77        26.58          0.00
                                                        2010     26.58        26.33          0.00
                                                        2011     26.33        26.08          0.00
                                                        2012     26.08        25.84          0.00

Calvert VP SRI Balanced Investment Division............ 2003     17.75        20.98          0.00
                                                        2004     20.98        22.50          0.00
                                                        2005     22.50        23.55          0.00
                                                        2006     23.55        25.37          0.00
                                                        2007     25.37        25.83          0.00
                                                        2008     25.83        17.57          0.00
                                                        2009     17.57        21.80          0.00
                                                        2010     21.80        24.21          0.00
                                                        2011     24.21        25.08          0.00
                                                        2012     25.08        27.45          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004    $ 9.99       $12.87         0.00
                                                        2005     12.87        14.44         0.00
                                                        2006     14.44        19.68         0.00
                                                        2007     19.68        16.57         0.00
                                                        2008     16.57         9.57         0.00
                                                        2009      9.57        12.77         0.00
                                                        2010     12.77        14.69         0.00
                                                        2011     14.69        13.74         0.00
                                                        2012     13.74        17.15         0.00

Davis Venture Value Investment Division................ 2003     22.41        29.02         0.00
                                                        2004     29.02        32.19         0.00
                                                        2005     32.19        35.07         0.00
                                                        2006     35.07        39.71         0.00
                                                        2007     39.71        41.04         0.00
                                                        2008     41.04        24.59         1.08
                                                        2009     24.59        32.06        19.11
                                                        2010     32.06        35.48        81.75
                                                        2011     35.48        33.65       141.58
                                                        2012     33.65        37.53       204.55

FI Value Leaders Investment Division................... 2003     19.36        24.32       340.41
                                                        2004     24.32        27.35         0.00
                                                        2005     27.35        29.92         0.00
                                                        2006     29.92        33.10         0.00
                                                        2007     33.10        34.07         0.00
                                                        2008     34.07        20.55         0.00
                                                        2009     20.55        24.73         0.00
                                                        2010     24.73        28.00         0.00
                                                        2011     28.00        25.96         0.00
                                                        2012     25.96        29.69         0.00

Harris Oakmark International Investment Division....... 2003      8.88        11.87         0.00
                                                        2004     11.87        14.17         0.00
                                                        2005     14.17        16.03         0.00
                                                        2006     16.03        20.47         0.00
                                                        2007     20.47        20.05         0.00
                                                        2008     20.05        11.74         0.00
                                                        2009     11.74        18.03         0.00
                                                        2010     18.03        20.79         0.00
                                                        2011     20.79        17.66         0.00
                                                        2012     17.66        22.61         0.00

Invesco Small Cap Growth Investment Division........... 2003      8.51        11.71         0.00
                                                        2004     11.71        12.35         0.00
                                                        2005     12.35        13.25         0.00
                                                        2006     13.25        14.98         0.00
                                                        2007     14.98        16.48         0.00
                                                        2008     16.48        10.00         0.00
                                                        2009     10.00        13.26         0.00
                                                        2010     13.26        16.57         0.00
                                                        2011     16.57        16.24         0.00
                                                        2012     16.24        19.02         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............ 2007   $163.29      $200.92         0.00
                                                        2008    200.92       115.43         0.23
                                                        2009    115.43       163.34         1.03
                                                        2010    163.34       177.00         1.85
                                                        2011    177.00       162.10         2.72
                                                        2012    162.10       196.72         3.51

Jennison Growth Investment Division.................... 2012      9.62         9.31         0.00

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.33         8.06         0.00
                                                        2004      8.06         8.50         0.00
                                                        2005      8.50         8.82         0.00
                                                        2006      8.82         9.40         0.00
                                                        2007      9.40        10.64         0.00
                                                        2008     10.64         5.70         0.00
                                                        2009      5.70         8.11         0.00
                                                        2010      8.11         8.79         0.00
                                                        2011      8.79         8.58         0.00
                                                        2012      8.58         9.67         0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.88        24.18         0.00
                                                        2004     24.18        27.84         0.00
                                                        2005     27.84        29.42         0.00
                                                        2006     29.42        33.92         0.00
                                                        2007     33.92        37.50         0.00
                                                        2008     37.50        23.75         0.00
                                                        2009     23.75        30.57         4.15
                                                        2010     30.57        38.52        22.40
                                                        2011     38.52        38.28        36.84
                                                        2012     38.28        43.33        49.72

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.28         9.00         0.00
                                                        2004      9.00         9.91         0.00
                                                        2005      9.91        10.25         0.00
                                                        2006     10.25        11.14         0.00
                                                        2007     11.14        11.51         0.00
                                                        2008     11.51         6.69         0.00
                                                        2009      6.69         8.60         0.00
                                                        2010      8.60        11.18         0.00
                                                        2011     11.18        11.38         0.00
                                                        2012     11.38        12.50         0.00

Lord Abbett Bond Debenture Investment Division......... 2003     13.97        16.49         0.00
                                                        2004     16.49        17.67         0.00
                                                        2005     17.67        17.76         0.00
                                                        2006     17.76        19.21         0.00
                                                        2007     19.21        20.27         0.00
                                                        2008     20.27        16.34         0.00
                                                        2009     16.34        22.14        14.99
                                                        2010     22.14        24.78        75.83
                                                        2011     24.78        25.64       132.45
                                                        2012     25.64        28.68       191.11

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.......... 2012    $26.91       $27.74        8.85

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.58        18.32        0.00
                                                        2004     18.32        22.25        0.00
                                                        2005     22.25        24.67        0.00
                                                        2006     24.67        27.18        0.00
                                                        2007     27.18        27.78        0.00
                                                        2008     27.78        14.45        0.00
                                                        2009     14.45        21.15        0.66
                                                        2010     21.15        26.41        5.85
                                                        2011     26.41        24.41        8.93
                                                        2012     24.41        27.04        0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     24.19        31.71        0.00
                                                        2004     31.71        34.45        0.00
                                                        2005     34.45        37.43        0.00
                                                        2006     37.43        41.59        0.00
                                                        2007     41.59        38.28        0.00
                                                        2008     38.28        20.42        0.00
                                                        2009     20.42        28.57        0.00
                                                        2010     28.57        32.48        0.00
                                                        2011     32.48        34.26        0.00
                                                        2012     34.26        37.86        0.00

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         8.01        0.00
                                                        2009      8.01        10.14        0.00
                                                        2010     10.14        11.23        0.00
                                                        2011     11.23        11.36        0.00
                                                        2012     11.36        12.66        0.00

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.79        0.00
                                                        2012      9.79        10.13        0.00

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.62        0.00
                                                        2009      6.62         8.18        0.00
                                                        2010      8.18         9.00        0.00
                                                        2011      9.00         8.87        0.00
                                                        2012      8.87        10.01        0.00

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008      9.99         7.05        0.00
                                                        2009      7.05         8.98        0.00
                                                        2010      8.98         9.79        0.00
                                                        2011      9.79         9.53        0.00
                                                        2012      9.53        10.96        0.00

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.58        0.00
                                                        2009      6.58         8.65        0.00
                                                        2010      8.65         9.23        0.00
                                                        2011      9.23         8.51        0.00
                                                        2012      8.51        10.30        0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.49       $10.73          0.00
                                                        2012     10.73        12.41          0.00

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive Allocation
  Investment Division) (5/1/2005)...................... 2005      9.99        11.18          0.00
                                                        2006     11.18        12.81          0.00
                                                        2007     12.81        13.10          0.00
                                                        2008     13.10         7.73          0.00
                                                        2009      7.73        10.06          0.00
                                                        2010     10.06        11.53          0.00
                                                        2011     11.53        12.53          0.00
MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.33          0.00
                                                        2006     10.33        10.93          0.00
                                                        2007     10.93        11.43          0.00
                                                        2008     11.43         9.69          0.00
                                                        2009      9.69        11.58          0.00
                                                        2010     11.58        12.62          0.00
                                                        2011     12.62        12.91          0.00
                                                        2012     12.91        13.96          0.00

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.54          0.00
                                                        2006     10.54        11.43          0.00
                                                        2007     11.43        11.87          0.00
                                                        2008     11.87         9.21          0.00
                                                        2009      9.21        11.29          0.00
                                                        2010     11.29        12.47          0.00
                                                        2011     12.47        12.48          0.00
                                                        2012     12.48        13.78          0.00

MetLife Mid Cap Stock Index Investment Division........ 2003      8.71        11.61          0.00
                                                        2004     11.61        13.31          0.00
                                                        2005     13.31        14.77          0.00
                                                        2006     14.77        16.07          0.00
                                                        2007     16.07        17.12          0.00
                                                        2008     17.12        10.78          0.00
                                                        2009     10.78        14.61          0.00
                                                        2010     14.61        18.24          0.00
                                                        2011     18.24        17.67          0.00
                                                        2012     17.67        20.54          0.00

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.78          0.00
                                                        2006     10.78        11.94          0.00
                                                        2007     11.94        12.34          0.00
                                                        2008     12.34         8.72          0.00
                                                        2009      8.72        10.93      2,003.30
                                                        2010     10.93        12.26      2,213.27
                                                        2011     12.26        11.97      2,398.42
                                                        2012     11.97        13.43      2,576.15

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005).................................. 2005    $ 9.99       $11.00         0.00
                                                        2006     11.00        12.45         0.00
                                                        2007     12.45        12.81         0.00
                                                        2008     12.81         8.23         0.00
                                                        2009      8.23        10.52         0.00
                                                        2010     10.52        11.96         0.00
                                                        2011     11.96        11.40        24.39
                                                        2012     11.40        13.03       119.53

MetLife Stock Index Investment Division................ 2003     28.37        35.93         0.00
                                                        2004     35.93        39.25         0.00
                                                        2005     39.25        40.58         0.00
                                                        2006     40.58        46.30         0.00
                                                        2007     46.30        48.15         0.00
                                                        2008     48.15        29.92         0.00
                                                        2009     29.92        37.32         0.00
                                                        2010     37.32        42.32         0.00
                                                        2011     42.32        42.61         0.00
                                                        2012     42.61        48.72         0.00

MFS(R) Research International Investment Division...... 2003      7.35         9.61         0.00
                                                        2004      9.61        11.38         0.00
                                                        2005     11.38        13.13         0.00
                                                        2006     13.13        16.46         0.00
                                                        2007     16.46        18.47         0.00
                                                        2008     18.47        10.54         2.61
                                                        2009     10.54        13.74        15.20
                                                        2010     13.74        15.16        51.06
                                                        2011     15.16        13.41        76.63
                                                        2012     13.41        15.50        86.66

MFS(R) Total Return Investment Division................ 2003     34.05        39.37         0.00
                                                        2004     39.37        43.28         0.00
                                                        2005     43.28        44.10         0.00
                                                        2006     44.10        48.89         0.00
                                                        2007     48.89        50.42         0.00
                                                        2008     50.42        38.78         0.00
                                                        2009     38.78        45.45         0.00
                                                        2010     45.45        49.43         0.00
                                                        2011     49.43        50.02         0.00
                                                        2012     50.02        55.15         0.00

MFS(R) Value Investment Division....................... 2003      9.85        12.22         0.00
                                                        2004     12.22        13.46         0.00
                                                        2005     13.46        13.11         0.00
                                                        2006     13.11        15.30         0.00
                                                        2007     15.30        14.55         0.00
                                                        2008     14.55         9.55         0.00
                                                        2009      9.55        11.41         5.86
                                                        2010     11.41        12.57        56.17
                                                        2011     12.57        12.53        86.88
                                                        2012     12.53        14.43        86.11

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MLA Mid Cap Investment Division (formerly Lazard Mid
  Cap Investment Division)............................. 2003    $ 9.71       $12.14        653.11
                                                        2004     12.14        13.76          0.00
                                                        2005     13.76        14.73          0.00
                                                        2006     14.73        16.73          0.00
                                                        2007     16.73        16.12          0.00
                                                        2008     16.12         9.85          0.00
                                                        2009      9.85        13.35          0.00
                                                        2010     13.35        16.25          0.00
                                                        2011     16.25        15.24          0.00
                                                        2012     15.24        15.90          0.00

MSCI EAFE(R) Index Investment Division (formerly
  Morgan Stanley EAFE(R) Index Investment Division).... 2003      7.12         9.67        661.18
                                                        2004      9.67        11.43      1,161.83
                                                        2005     11.43        12.79      1,457.54
                                                        2006     12.79        15.89      1,646.37
                                                        2007     15.89        17.39      1,863.44
                                                        2008     17.39         9.96          0.00
                                                        2009      9.96        12.65          0.00
                                                        2010     12.65        13.53          4.30
                                                        2011     13.53        11.70          0.00
                                                        2012     11.70        13.68          0.00

Morgan Stanley Mid Cap Growth Investment Division...... 2010     13.66        15.91          0.00
                                                        2011     15.91        14.67          0.00
                                                        2012     14.67        15.88          0.00

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)............................................ 2003     11.10        14.76          0.00
                                                        2004     14.76        17.09          0.00
                                                        2005     17.09        18.05          0.00
                                                        2006     18.05        19.95          0.00
                                                        2007     19.95        21.36          0.00
                                                        2008     21.36         9.43          0.00
                                                        2009      9.43        12.47          0.00
                                                        2010     12.47        13.52          0.00

Neuberger Berman Genesis Investment Division........... 2003     10.94        16.22          0.00
                                                        2004     16.22        18.49        703.07
                                                        2005     18.49        19.03        888.99
                                                        2006     19.03        21.95      1,020.41
                                                        2007     21.95        20.94      1,187.12
                                                        2008     20.94        12.74          0.00
                                                        2009     12.74        14.24          0.00
                                                        2010     14.24        17.12          2.52
                                                        2011     17.12        17.89          0.00
                                                        2012     17.89        19.45          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)........................................... 2006    $11.14       $11.28         0.00
                                                        2007     11.28        12.38         0.00
                                                        2008     12.38        11.42         0.00
                                                        2009     11.42        13.35        48.58
                                                        2010     13.35        14.26       251.19
                                                        2011     14.26        15.69       442.45
                                                        2012     15.69        16.97       636.91

PIMCO Total Return Investment Division................. 2003     11.45        11.83       635.34
                                                        2004     11.83        12.30         0.00
                                                        2005     12.30        12.46         0.00
                                                        2006     12.46        12.90         0.00
                                                        2007     12.90        13.74         0.00
                                                        2008     13.74        13.67         0.00
                                                        2009     13.67        15.98         0.00
                                                        2010     15.98        17.12         0.00
                                                        2011     17.12        17.50         0.00
                                                        2012     17.50        18.94         0.00

RCM Technology Investment Division..................... 2003      2.98         4.66         0.00
                                                        2004      4.66         4.41         0.00
                                                        2005      4.41         4.85         0.00
                                                        2006      4.85         5.06         0.00
                                                        2007      5.06         6.60         0.00
                                                        2008      6.60         3.63         0.00
                                                        2009      3.63         5.72         0.00
                                                        2010      5.72         7.23         0.00
                                                        2011      7.23         6.45         0.00
                                                        2012      6.45         7.17         0.00

Russell 2000(R) Index Investment Division.............. 2003      9.44        13.63         0.00
                                                        2004     13.63        15.85         0.00
                                                        2005     15.85        16.38         0.00
                                                        2006     16.38        19.08         0.00
                                                        2007     19.08        18.57         0.00
                                                        2008     18.57        12.20         2.25
                                                        2009     12.20        15.19        11.05
                                                        2010     15.19        19.04        19.22
                                                        2011     19.04        18.05        27.24
                                                        2012     18.05        20.75        34.78

SSgA Growth ETF Investment Division (5/1/2006)......... 2006     10.73        11.47         0.00
                                                        2007     11.47        12.00         0.00
                                                        2008     12.00         7.97         0.00
                                                        2009      7.97        10.19         0.00
                                                        2010     10.19        11.53         0.00
                                                        2011     11.53        11.17         0.00
                                                        2012     11.17        12.73         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)........................................... 2006    $10.54       $11.22          0.00
                                                        2007     11.22        11.71          0.00
                                                        2008     11.71         8.69          0.00
                                                        2009      8.69        10.75          0.00
                                                        2010     10.75        11.96          0.00
                                                        2011     11.96        11.97          0.00
                                                        2012     11.97        13.38          0.00

T. Rowe Price Large Cap Growth Investment Division..... 2003      8.83        11.44          0.00
                                                        2004     11.44        12.44          0.00
                                                        2005     12.44        13.10          0.00
                                                        2006     13.10        14.65          0.00
                                                        2007     14.65        15.83          0.00
                                                        2008     15.83         9.09          0.00
                                                        2009      9.09        12.89          0.00
                                                        2010     12.89        14.90          0.00
                                                        2011     14.90        14.57          0.00
                                                        2012     14.57        17.12          0.00

T. Rowe Price Mid Cap Growth Investment Division....... 2003      4.58         6.20          0.00
                                                        2004      6.20         7.24          0.00
                                                        2005      7.24         8.22          0.00
                                                        2006      8.22         8.64          0.00
                                                        2007      8.64        10.07          0.00
                                                        2008     10.07         6.01          0.00
                                                        2009      6.01         8.66          0.00
                                                        2010      8.66        10.95          0.00
                                                        2011     10.95        10.67          0.00
                                                        2012     10.67        12.02          0.00

T. Rowe Price Small Cap Growth Investment Division..... 2003      8.90        12.43          0.00
                                                        2004     12.43        13.67        903.53
                                                        2005     13.67        14.99      1,147.98
                                                        2006     14.99        15.39      1,322.70
                                                        2007     15.39        16.70      1,546.69
                                                        2008     16.70        10.53          0.00
                                                        2009     10.53        14.46          0.00
                                                        2010     14.46        19.29          2.32
                                                        2011     19.29        19.39          0.00
                                                        2012     19.39        22.26          0.00

Third Avenue Small Cap Value Investment Division....... 2003      8.25        11.56          0.00
                                                        2004     11.56        14.49          0.00
                                                        2005     14.49        16.58          0.00
                                                        2006     16.58        18.58          0.00
                                                        2007     18.58        17.84          0.00
                                                        2008     17.84        12.40          0.00
                                                        2009     12.40        15.53          0.00
                                                        2010     15.53        18.45          0.00
                                                        2011     18.45        16.63          0.00
                                                        2012     16.63        19.44          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division.................................. 2003    $17.63       $19.66        0.00
                                                        2004     19.66        20.70        0.00
                                                        2005     20.70        21.03        0.00
                                                        2006     21.03        21.84        0.00
                                                        2007     21.84        22.43        0.00
                                                        2008     22.43        18.84        0.00
                                                        2009     18.84        24.61        0.00
                                                        2010     24.61        27.41        0.00
                                                        2011     27.41        28.74        0.00
                                                        2012     28.74        31.68        0.00

Western Asset Management U.S. Government Investment
  Division............................................. 2003     16.14        16.24        0.00
                                                        2004     16.24        16.52        0.00
                                                        2005     16.52        16.60        0.00
                                                        2006     16.60        17.08        0.00
                                                        2007     17.08        17.60        0.00
                                                        2008     17.60        17.34        0.00
                                                        2009     17.34        17.88        0.00
                                                        2010     17.88        18.68        0.00
                                                        2011     18.68        19.48        0.00
                                                        2012     19.48        19.89        0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                         0.60 SEPARATE ACCOUNT CHARGE

                                                         BEGINNING                 NUMBER OF
                                                          OF YEAR    END OF YEAR  ACCUMULATION
                                                        ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008).................. 2008   $ 10.00      $  7.05      5,299.96
                                                   2009      7.05         9.06      7,857.12
                                                   2010      9.06        10.11     12,530.93
                                                   2011     10.11         9.83     16,085.62
                                                   2012      9.83        11.09     17,640.78

American Funds Bond Investment Division+ (Class
  2) (5/1/2006)................................... 2006     15.57        16.41          0.00
                                                   2007     16.41        16.81         23.86
                                                   2008     16.81        15.11          0.00
                                                   2009     15.11        16.87          0.00
                                                   2010     16.87        17.80          0.13
                                                   2011     17.80        18.73          0.00
                                                   2012     18.73        19.57          0.00

American Funds Global Small Capitalization+
  Investment Division (Class 2)................... 2003     11.09        16.89          0.00
                                                   2004     16.89        20.24         60.51
                                                   2005     20.24        25.16        128.70
                                                   2006     25.16        30.95        198.08
                                                   2007     30.95        37.26        370.00
                                                   2008     37.26        17.17        927.80
                                                   2009     17.17        27.46      1,382.31
                                                   2010     27.46        33.34      1,641.45
                                                   2011     33.34        26.73      1,239.91
                                                   2012     26.73        31.32      1,410.91

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008).................. 2008      9.99         6.39          0.00
                                                   2009      6.39         8.52        253.02
                                                   2010      8.52         9.61      1,742.24
                                                   2011      9.61         9.10        885.38
                                                   2012      9.10        10.51      1,706.80

American Funds Growth Investment Division+ (Class
  2).............................................. 2003     94.91       128.75          4.61
                                                   2004    128.75       143.61         20.17
                                                   2005    143.61       165.46         38.07
                                                   2006    165.46       180.83         57.42
                                                   2007    180.83       201.43         66.22
                                                   2008    201.43       111.90        152.98
                                                   2009    111.90       154.68        483.27
                                                   2010    154.68       182.02        674.64
                                                   2011    182.02       172.76        863.53
                                                   2012    172.76       201.94        963.66

                                                         BEGINNING                 NUMBER OF
                                                          OF YEAR    END OF YEAR  ACCUMULATION
                                                        ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)....................................... 2003   $ 76.30      $100.19        136.86
                                                   2004    100.19       109.65        232.41
                                                   2005    109.65       115.07        307.05
                                                   2006    115.07       131.44        375.63
                                                   2007    131.44       136.90        450.47
                                                   2008    136.90        84.36        487.10
                                                   2009     84.36       109.78        540.33
                                                   2010    109.78       121.29        573.59
                                                   2011    121.29       118.06        613.67
                                                   2012    118.06       137.52        595.35

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008).................. 2008     10.01         7.73          0.00
                                                   2009      7.73         9.48          0.00
                                                   2010      9.48        10.36          0.00
                                                   2011     10.36        10.31          0.00
                                                   2012     10.31        11.36          0.00

Barclays Capital Aggregate Bond Index Investment
  Division........................................ 2003     12.65        13.00         89.65
                                                   2004     13.00        13.41        173.19
                                                   2005     13.41        13.58        242.15
                                                   2006     13.58        14.02      1,503.66
                                                   2007     14.02        14.86      2,452.12
                                                   2008     14.86        15.60        535.20
                                                   2009     15.60        16.28        797.67
                                                   2010     16.28        17.11        698.24
                                                   2011     17.11        18.24        461.40
                                                   2012     18.24        18.79        633.30

BlackRock Bond Income Investment Division......... 2003     48.96        51.39          0.00
                                                   2004     51.39        53.21         15.09
                                                   2005     53.21        54.03         88.59
                                                   2006     54.03        55.93          0.00
                                                   2007     55.93        58.94          0.22
                                                   2008     58.94        56.44          2.77
                                                   2009     56.44        61.26          5.12
                                                   2010     61.26        65.81          7.25
                                                   2011     65.81        69.54          9.99
                                                   2012     69.54        74.15         12.38

BlackRock Large Cap Core Investment Division*..... 2007     94.52        95.85          3.26
                                                   2008     95.85        59.73         18.05
                                                   2009     59.73        70.77         64.19
                                                   2010     70.77        79.11        102.70
                                                   2011     79.11        78.83        140.39
                                                   2012     78.83        88.87        175.52

BlackRock Large Cap Investment Division........... 2003     54.95        70.95          0.00
                                                   2004     70.95        78.00          0.00
                                                   2005     78.00        80.11          0.00
                                                   2006     80.11        90.65          0.00
                                                   2007     90.65        95.31          0.00

                                                             BEGINNING                 NUMBER OF
                                                              OF YEAR    END OF YEAR  ACCUMULATION
                                                            ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                    YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                    ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division......... 2003    $ 7.95       $10.70        0.00
                                                       2004     10.70        12.04        0.00
                                                       2005     12.04        12.64        0.00
                                                       2006     12.64        14.97        0.00
                                                       2007     14.97        15.34        0.00
                                                       2008     15.34         9.89       41.63
                                                       2009      9.89        10.92       41.27
                                                       2010     10.92        11.83       41.18
                                                       2011     11.83        12.00       40.87
                                                       2012     12.00        13.59       40.67

BlackRock Legacy Large Cap Growth Investment Division. 2003     19.00        25.54        0.00
                                                       2004     25.54        27.57        0.00
                                                       2005     27.57        29.25        0.00
                                                       2006     29.25        30.21        0.00
                                                       2007     30.21        35.56        0.00
                                                       2008     35.56        22.38       12.16
                                                       2009     22.38        30.36       22.78
                                                       2010     30.36        36.06       30.38
                                                       2011     36.06        32.56       40.58
                                                       2012     32.56        36.92       49.71

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)......... 2006     18.46        18.78        0.00
                                                       2007     18.78        19.36        0.00
                                                       2008     19.36        10.59        0.00
                                                       2009     10.59        11.06        0.00

BlackRock Money Market Investment Division (5/1/2003). 2003     25.95        25.93        0.00
                                                       2004     25.93        25.97        0.00
                                                       2005     25.97        26.49        0.00
                                                       2006     26.49        27.53        0.00
                                                       2007     27.53        28.68        0.00
                                                       2008     28.68        29.25        0.00
                                                       2009     29.25        29.15        0.00
                                                       2010     29.15        28.98        0.00
                                                       2011     28.98        28.81        0.00
                                                       2012     28.81        28.63        0.00

Calvert VP SRI Balanced Investment Division........... 2003     18.40        21.82        0.00
                                                       2004     21.82        23.48        0.00
                                                       2005     23.48        24.66        0.00
                                                       2006     24.66        26.66        0.00
                                                       2007     26.66        27.23        1.81
                                                       2008     27.23        18.59       13.24
                                                       2009     18.59        23.15       26.55
                                                       2010     23.15        25.80       37.00
                                                       2011     25.80        26.81       47.80
                                                       2012     26.81        29.46       57.14

                                                                 BEGINNING                 NUMBER OF
                                                                  OF YEAR    END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                        ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division (5/1/2004). 2004    $ 9.99       $12.90         0.00
                                                           2005     12.90        14.52         0.00
                                                           2006     14.52        19.87         0.00
                                                           2007     19.87        16.78         9.75
                                                           2008     16.78         9.73        19.79
                                                           2009      9.73        13.03       124.58
                                                           2010     13.03        15.04       196.36
                                                           2011     15.04        14.11       268.94
                                                           2012     14.11        17.68       324.42

Davis Venture Value Investment Division................... 2003     23.06        29.97         0.00
                                                           2004     29.97        33.35         0.00
                                                           2005     33.35        36.47         0.00
                                                           2006     36.47        41.44         0.00
                                                           2007     41.44        42.98       215.30
                                                           2008     42.98        25.84       334.89
                                                           2009     25.84        33.81       488.07
                                                           2010     33.81        37.55       559.97
                                                           2011     37.55        35.73       215.38
                                                           2012     35.73        40.00       206.97

FI Value Leaders Investment Division...................... 2003     20.02        25.25         0.00
                                                           2004     25.25        28.49         0.00
                                                           2005     28.49        31.28         0.00
                                                           2006     31.28        34.72         0.00
                                                           2007     34.72        35.87         0.00
                                                           2008     35.87        21.71         0.00
                                                           2009     21.71        26.22         0.00
                                                           2010     26.22        29.79         0.00
                                                           2011     29.79        27.72         0.00
                                                           2012     27.72        31.81         0.00

Harris Oakmark International Investment Division.......... 2003      8.91        11.96         0.00
                                                           2004     11.96        14.33         0.00
                                                           2005     14.33        16.27         0.00
                                                           2006     16.27        20.84         0.00
                                                           2007     20.84        20.49       390.68
                                                           2008     20.49        12.04       523.56
                                                           2009     12.04        18.56       638.25
                                                           2010     18.56        21.47       700.49
                                                           2011     21.47        18.30       265.17
                                                           2012     18.30        23.51       288.82

Invesco Small Cap Growth Investment Division.............. 2003      8.55        11.81         0.00
                                                           2004     11.81        12.49       130.70
                                                           2005     12.49        13.44       321.15
                                                           2006     13.44        15.26       535.66
                                                           2007     15.26        16.85       531.10
                                                           2008     16.85        10.26       666.40
                                                           2009     10.26        13.65       921.55
                                                           2010     13.65        17.12       975.65
                                                           2011     17.12        16.83        59.24
                                                           2012     16.83        19.78        60.74

                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                      ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............. 2007   $178.29      $219.90         2.12
                                                         2008    219.90       126.78        22.81
                                                         2009    126.78       180.03        66.66
                                                         2010    180.03       195.77       104.89
                                                         2011    195.77       179.92       143.12
                                                         2012    179.92       219.11       165.87

Jennison Growth Investment Division..................... 2012     10.01         9.70       779.83

Jennison Growth Investment Division
  (formerly Oppenheimer Capital Appreciation Investment
  Division)............................................. 2003      6.37         8.15         0.00
                                                         2004      8.15         8.62         0.00
                                                         2005      8.62         8.97         0.00
                                                         2006      8.97         9.59         0.00
                                                         2007      9.59        10.90        69.33
                                                         2008     10.90         5.86       833.49
                                                         2009      5.86         8.37       418.72
                                                         2010      8.37         9.10       600.72
                                                         2011      9.10         8.92       738.63
                                                         2012      8.92        10.06         0.00

Loomis Sayles Small Cap Core Investment Division........ 2003     18.44        25.01         0.00
                                                         2004     25.01        28.90         0.00
                                                         2005     28.90        30.64         0.00
                                                         2006     30.64        35.45         0.00
                                                         2007     35.45        39.34         0.00
                                                         2008     39.34        25.00         0.00
                                                         2009     25.00        32.29        66.26
                                                         2010     32.29        40.83       114.28
                                                         2011     40.83        40.73       268.70
                                                         2012     40.73        46.26       274.91

Loomis Sayles Small Cap Growth Investment Division...... 2003      6.32         9.09       101.01
                                                         2004      9.09        10.04       355.78
                                                         2005     10.04        10.42       551.61
                                                         2006     10.42        11.36       740.59
                                                         2007     11.36        11.78       803.13
                                                         2008     11.78         6.87       807.43
                                                         2009      6.87         8.86       812.71
                                                         2010      8.86        11.57       819.49
                                                         2011     11.57        11.82       821.03
                                                         2012     11.82        13.03       824.50

Lord Abbett Bond Debenture Investment Division.......... 2003     14.30        16.94         0.00
                                                         2004     16.94        18.21         0.00
                                                         2005     18.21        18.38         0.00
                                                         2006     18.38        19.94         0.00
                                                         2007     19.94        21.12        12.88
                                                         2008     21.12        17.08        39.02
                                                         2009     17.08        23.23        73.86
                                                         2010     23.23        26.08       103.02
                                                         2011     26.08        27.08       121.55
                                                         2012     27.08        30.41       147.12

                                                                  BEGINNING                 NUMBER OF
                                                                   OF YEAR    END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                         ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.............. 2012    $28.21       $29.15        460.20

Lord Abbett Mid Cap Value Investment Division
  (formerly Neuberger Berman Mid Cap Value Investment
  Division)................................................ 2003     13.78        18.65          0.00
                                                            2004     18.65        22.74          0.00
                                                            2005     22.74        25.30          0.00
                                                            2006     25.30        27.96          0.00
                                                            2007     27.96        28.68          1.16
                                                            2008     28.68        14.97         34.00
                                                            2009     14.97        21.99        168.44
                                                            2010     21.99        27.55        260.41
                                                            2011     27.55        25.56        356.60
                                                            2012     25.56        28.34          0.00

Met/Artisan Mid Cap Value Investment Division.............. 2003     25.03        32.92         18.37
                                                            2004     32.92        35.88         69.12
                                                            2005     35.88        39.13        130.26
                                                            2006     39.13        43.63        189.05
                                                            2007     43.63        40.30         48.52
                                                            2008     40.30        21.58         48.45
                                                            2009     21.58        30.29         48.39
                                                            2010     30.29        34.55          0.48
                                                            2011     34.55        36.57          0.00
                                                            2012     36.57        40.56          0.00

Met/Franklin Income Investment Division (4/28/2008)........ 2008      9.99         8.03          0.00
                                                            2009      8.03        10.20        583.99
                                                            2010     10.20        11.34        827.58
                                                            2011     11.34        11.51        932.66
                                                            2012     11.51        12.87      1,051.47

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)............................................... 2011      9.98         9.82          0.00
                                                            2012      9.82        10.19          0.00

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).............................................. 2008      9.99         6.63          0.00
                                                            2009      6.63         8.23          9.58
                                                            2010      8.23         9.09         17.79
                                                            2011      9.09         8.98         25.39
                                                            2012      8.98        10.17         32.57

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)..................................... 2008      9.99         7.07          0.00
                                                            2009      7.07         9.03          0.00
                                                            2010      9.03         9.88          0.00
                                                            2011      9.88         9.65          0.00
                                                            2012      9.65        11.14          0.00

Met/Templeton Growth Investment Division (4/28/2008)....... 2008      9.99         6.60          0.00
                                                            2009      6.60         8.70          0.00
                                                            2010      8.70         9.31          0.00
                                                            2011      9.31         8.62          0.00
                                                            2012      8.62        10.47          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.75       $10.98      3,968.98
                                                        2012     10.98        12.74      4,333.14

MetLife Aggressive Strategy Investment Division
  (formerly MetLife Aggressive Allocation Investment
  Division) (5/1/2005)................................. 2005      9.99        11.21          0.00
                                                        2006     11.21        12.88          0.00
                                                        2007     12.88        13.22        113.94
                                                        2008     13.22         7.83      1,080.76
                                                        2009      7.83        10.23      2,277.56
                                                        2010     10.23        11.77      3,242.99
                                                        2011     11.77        12.79          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.35          0.00
                                                        2006     10.35        11.00          0.00
                                                        2007     11.00        11.54          0.00
                                                        2008     11.54         9.82          0.00
                                                        2009      9.82        11.77          0.00
                                                        2010     11.77        12.87         25.58
                                                        2011     12.87        13.21          4.65
                                                        2012     13.21        14.34         13.49

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.57          0.00
                                                        2006     10.57        11.50      1,064.53
                                                        2007     11.50        11.98      1,957.00
                                                        2008     11.98         9.33        461.34
                                                        2009      9.33        11.48        847.70
                                                        2010     11.48        12.72        731.60
                                                        2011     12.72        12.78        930.90
                                                        2012     12.78        14.16      1,511.69

MetLife Mid Cap Stock Index Investment Division........ 2003      8.79        11.76        103.65
                                                        2004     11.76        13.52        194.33
                                                        2005     13.52        15.06        261.98
                                                        2006     15.06        16.44        402.06
                                                        2007     16.44        17.57        510.74
                                                        2008     17.57        11.11        421.19
                                                        2009     11.11        15.11      1,229.22
                                                        2010     15.11        18.92      1,515.44
                                                        2011     18.92        18.40      2,693.30
                                                        2012     18.40        21.46      2,988.88

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.80          0.00
                                                        2006     10.80        12.01          0.00
                                                        2007     12.01        12.46        321.38
                                                        2008     12.46         8.83      2,222.44
                                                        2009      8.83        11.11      4,153.92
                                                        2010     11.11        12.50      5,679.00
                                                        2011     12.50        12.26      7,971.62
                                                        2012     12.26        13.80      9,669.02

                                                            BEGINNING                 NUMBER OF
                                                             OF YEAR    END OF YEAR  ACCUMULATION
                                                           ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                   YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                   ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)................................ 2005    $ 9.99       $11.03          0.00
                                                      2006     11.03        12.52         63.94
                                                      2007     12.52        12.93        926.68
                                                      2008     12.93         8.33      2,093.10
                                                      2009      8.33        10.70      4,797.09
                                                      2010     10.70        12.20      7,747.39
                                                      2011     12.20        11.67     10,763.39
                                                      2012     11.67        13.38     15,047.10

MetLife Stock Index Investment Division.............. 2003     29.65        37.69         33.05
                                                      2004     37.69        41.32         91.42
                                                      2005     41.32        42.87        160.04
                                                      2006     42.87        49.09        617.41
                                                      2007     49.09        51.22        976.68
                                                      2008     51.22        31.94        469.01
                                                      2009     31.94        39.98        690.37
                                                      2010     39.98        45.50        693.09
                                                      2011     45.50        45.97        307.27
                                                      2012     45.97        52.74        406.10

MFS(R) Research International Investment Division.... 2003      7.40         9.71          0.00
                                                      2004      9.71        11.54          0.00
                                                      2005     11.54        13.35          0.00
                                                      2006     13.35        16.80          0.00
                                                      2007     16.80        18.92          8.24
                                                      2008     18.92        10.84        113.90
                                                      2009     10.84        14.18        691.22
                                                      2010     14.18        15.70      1,173.92
                                                      2011     15.70        13.93      1,962.57
                                                      2012     13.93        16.16      2,430.03

MFS(R) Total Return Investment Division.............. 2003     35.97        41.74         24.70
                                                      2004     41.74        46.05         50.36
                                                      2005     46.05        47.08         70.56
                                                      2006     47.08        52.38         72.29
                                                      2007     52.38        54.21         72.69
                                                      2008     54.21        41.84         84.95
                                                      2009     41.84        49.20         91.54
                                                      2010     49.20        53.70         25.05
                                                      2011     53.70        54.53         26.73
                                                      2012     54.53        60.34         20.14

MFS(R) Value Investment Division..................... 2003      9.99        12.44         46.66
                                                      2004     12.44        13.75        178.91
                                                      2005     13.75        13.44        365.40
                                                      2006     13.44        15.75        516.86
                                                      2007     15.75        15.02        160.74
                                                      2008     15.02         9.90        127.36
                                                      2009      9.90        11.86        127.21
                                                      2010     11.86        13.11          1.33
                                                      2011     13.11        13.12          0.00
                                                      2012     13.12        15.17          0.00

                                                           BEGINNING                 NUMBER OF
                                                            OF YEAR    END OF YEAR  ACCUMULATION
                                                          ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                  YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                  ---- ------------ ------------ ------------
MLA Mid Cap Investment Division
  (formerly Lazard Mid Cap Investment Division)..... 2003    $ 9.76       $12.24         0.00
                                                     2004     12.24        13.92         0.00
                                                     2005     13.92        14.95         0.00
                                                     2006     14.95        17.04         0.00
                                                     2007     17.04        16.48         1.97
                                                     2008     16.48        10.10        30.00
                                                     2009     10.10        13.74        61.84
                                                     2010     13.74        16.78        85.76
                                                     2011     16.78        15.80       112.57
                                                     2012     15.80        16.53       138.47

MSCI EAFE(R) Index Investment Division
  (formerly Morgan Stanley EAFE(R) Index Investment
  Division)......................................... 2003      7.22         9.85         0.00
                                                     2004      9.85        11.68         0.00
                                                     2005     11.68        13.11         0.00
                                                     2006     13.11        16.35       271.79
                                                     2007     16.35        17.96       462.19
                                                     2008     17.96        10.32       170.67
                                                     2009     10.32        13.16       308.06
                                                     2010     13.16        14.11       418.31
                                                     2011     14.11        12.25       394.28
                                                     2012     12.25        14.38       560.49

Morgan Stanley Mid Cap Growth Investment Division... 2010     14.30        16.70       181.13
                                                     2011     16.70        15.45       253.99
                                                     2012     15.45        16.78       329.80

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)......................................... 2003     11.33        15.12         0.00
                                                     2004     15.12        17.56         0.00
                                                     2005     17.56        18.62         0.00
                                                     2006     18.62        20.65         0.00
                                                     2007     20.65        22.19         0.00
                                                     2008     22.19         9.83         0.00
                                                     2009      9.83        13.05       103.05
                                                     2010     13.05        14.16         0.00

Neuberger Berman Genesis Investment Division........ 2003     11.03        16.42         0.00
                                                     2004     16.42        18.78         0.00
                                                     2005     18.78        19.40         0.00
                                                     2006     19.40        22.46         0.00
                                                     2007     22.46        21.50         0.00
                                                     2008     21.50        13.13         0.00
                                                     2009     13.13        14.73         0.00
                                                     2010     14.73        17.76         0.00
                                                     2011     17.76        18.63         0.00
                                                     2012     18.63        20.32         0.00

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)....................................... 2006    $11.26       $11.43          0.00
                                                    2007     11.43        12.59          0.00
                                                    2008     12.59        11.65         27.56
                                                    2009     11.65        13.67         54.18
                                                    2010     13.67        14.64         62.90
                                                    2011     14.64        16.18         69.35
                                                    2012     16.18        17.55         75.24

PIMCO Total Return Investment Division............. 2003     11.52        11.95         80.37
                                                    2004     11.95        12.47        170.86
                                                    2005     12.47        12.67        244.94
                                                    2006     12.67        13.17        251.39
                                                    2007     13.17        14.08        255.24
                                                    2008     14.08        14.05        287.05
                                                    2009     14.05        16.48        377.80
                                                    2010     16.48        17.73        213.42
                                                    2011     17.73        18.18        285.33
                                                    2012     18.18        19.74        350.27

RCM Technology Investment Division................. 2003      3.00         4.70          0.00
                                                    2004      4.70         4.47          0.00
                                                    2005      4.47         4.94          0.00
                                                    2006      4.94         5.17          0.00
                                                    2007      5.17         6.76         78.66
                                                    2008      6.76         3.73        778.66
                                                    2009      3.73         5.90        450.15
                                                    2010      5.90         7.49        629.94
                                                    2011      7.49         6.71        778.71
                                                    2012      6.71         7.47        893.40

Russell 2000(R) Index Investment Division.......... 2003      9.58        13.88         90.86
                                                    2004     13.88        16.20        167.76
                                                    2005     16.20        16.79        226.95
                                                    2006     16.79        19.63        232.89
                                                    2007     19.63        19.18        241.68
                                                    2008     19.18        12.64        257.77
                                                    2009     12.64        15.79        259.23
                                                    2010     15.79        19.87         43.58
                                                    2011     19.87        18.90         55.11
                                                    2012     18.90        21.81         80.73

SSgA Growth ETF Investment Division (5/1/2006)..... 2006     10.75        11.53          0.00
                                                    2007     11.53        12.10          0.00
                                                    2008     12.10         8.06          0.00
                                                    2009      8.06        10.35          0.00
                                                    2010     10.35        11.74          0.00
                                                    2011     11.74        11.42      1,730.82
                                                    2012     11.42        13.06      1,773.28

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)....................................... 2006    $10.56       $11.27          0.00
                                                    2007     11.27        11.80          9.25
                                                    2008     11.80         8.79         67.80
                                                    2009      8.79        10.92        128.46
                                                    2010     10.92        12.18        179.36
                                                    2011     12.18        12.24        222.44
                                                    2012     12.24        13.72        255.07

T. Rowe Price Large Cap Growth Investment Division. 2003      8.96        11.65          0.00
                                                    2004     11.65        12.71          0.00
                                                    2005     12.71        13.43          0.00
                                                    2006     13.43        15.07          0.00
                                                    2007     15.07        16.35         22.08
                                                    2008     16.35         9.42        181.48
                                                    2009      9.42        13.40        357.89
                                                    2010     13.40        15.55        516.42
                                                    2011     15.55        15.25        635.89
                                                    2012     15.25        17.99        777.10

T. Rowe Price Mid Cap Growth Investment Division... 2003      4.61         6.26          0.00
                                                    2004      6.26         7.34          0.00
                                                    2005      7.34         8.36          0.00
                                                    2006      8.36         8.82          0.00
                                                    2007      8.82        10.32        615.75
                                                    2008     10.32         6.18      1,140.64
                                                    2009      6.18         8.93      1,262.10
                                                    2010      8.93        11.34      1,441.13
                                                    2011     11.34        11.09        622.24
                                                    2012     11.09        12.53        716.13

T. Rowe Price Small Cap Growth Investment Division. 2003      9.09        12.74          0.00
                                                    2004     12.74        14.05          0.00
                                                    2005     14.05        15.46          0.00
                                                    2006     15.46        15.93          0.00
                                                    2007     15.93        17.34          3.68
                                                    2008     17.34        10.98         29.24
                                                    2009     10.98        15.13         72.95
                                                    2010     15.13        20.25        110.76
                                                    2011     20.25        20.42        143.40
                                                    2012     20.42        23.53        172.70

Third Avenue Small Cap Value Investment Division... 2003      8.27        11.63          0.00
                                                    2004     11.63        14.63          0.00
                                                    2005     14.63        16.79          0.00
                                                    2006     16.79        18.88          0.00
                                                    2007     18.88        18.20          1.37
                                                    2008     18.20        12.69         40.78
                                                    2009     12.69        15.96         64.64
                                                    2010     15.96        19.02         89.65
                                                    2011     19.02        17.21        114.32
                                                    2012     17.21        20.18        137.62

                                                             BEGINNING                 NUMBER OF
                                                              OF YEAR    END OF YEAR  ACCUMULATION
                                                            ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                    YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                    ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division................................. 2003    $18.14       $20.30          0.00
                                                       2004     20.30        21.45          0.00
                                                       2005     21.45        21.87          0.00
                                                       2006     21.87        22.79          0.00
                                                       2007     22.79        23.49         17.25
                                                       2008     23.49        19.79          0.00
                                                       2009     19.79        25.95        304.38
                                                       2010     25.95        29.01        480.49
                                                       2011     29.01        30.52        555.79
                                                       2012     30.52        33.76        672.08

Western Asset Management U.S. Government Investment
  Division............................................ 2003     16.60        16.77         56.86
                                                       2004     16.77        17.12        122.11
                                                       2005     17.12        17.26        176.32
                                                       2006     17.26        17.83        181.06
                                                       2007     17.83        18.43        184.45
                                                       2008     18.43        18.23        204.39
                                                       2009     18.23        18.86        477.81
                                                       2010     18.86        19.77        529.52
                                                       2011     19.77        20.69      1,522.36
                                                       2012     20.69        21.19      1,606.13

--------
  The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

  The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

  The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

  The assets of FI Mid Cap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

  The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

  The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

  The Investment Division of the Metropolitan Fund with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division of the Metropolitan Fund prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Investment Division which no longer exists.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.

+ The Accumulation Unit Values for the American Funds Bond, American Funds
  Growth-Income, American Funds Growth and American Funds Global Capitalization Investment Divisions are calculated with an additional .25% Separate Account Charge as indicated in the Separate Account Charge section of the Table of Expenses.

  Please see the Table of Expenses for more information.